SEMI-ANNUAL
REPORT                                             [PICTURES]
June 30, 2000


SALOMON BROTHERS ASSET MANAGEMENT

                                                   .  Asia Growth Fund

                                                   .  Intermational Equity Fund

SALOMON BROTHERS
                                                   .  Capital Fund

                                                   .  Large Cap Growth Fund

                                                   .  Investors Value Fund

                                                   .  Balanced Fund

       For almost a century, Salomon Brothers has provided serious investors with advice and resources to help them reach their financial goals.

       Salomon Brothers offers...
       Quality Service
       Scope of Choice
       An Information Advantage

       We offer cutting-edge solutions and investment programs delivered through financial advisors. Our rich tradition and expertise provides access to innovative ideas and extensive resources.

       We wish to extend our sincere thanks for investing with us. Technology, new innovations and business opportunities have changed the financial world over the years -- but one constant remains: our commitment to serve your investment needs.

BRIDGING WALL STREET OPPORTUNITIES TO YOUR FINANCIAL FUTURE
-----------------------------------------------------------

       RICH TRADITION
       --------------

       Bold initiative, determination and market foresight have defined the Salomon Brothers name for nearly a century.

       GLOBAL RESOURCES
       ----------------

       We have access to one of the world's largest financial institutions, creating a global web of resources comprised of 170,000 employees in over 100 countries.

       INVESTMENT EXPERTISE
       --------------------

       Averaging over 16 years of professional industry experience, our seasoned portfolio management team consistently demonstrates a disciplined institutional approach to money management.

       PERFORMANCE
       -----------

       We believe that a true measure of performance extends beyond short-term time frames to long-term outcomes, quality of management, quality of relationship and quality of thought.

       INFORMATION ADVANTAGE
       ---------------------

       We offer a global information advantage to investors and their advisors -
       - providing the benefits of a world of rapid knowledge acquisition.

                               Table of Contents

A Message From the Chairman..........................................   2

Salomon Brothers Investment Series

  Asia Growth Fund...................................................   5

  International Equity Fund..........................................  10

  Small Cap Growth Fund..............................................  13

  Capital Fund.......................................................  15

  Large Cap Growth Fund..............................................  19

  Investors Value Fund...............................................  22

  Balanced Fund......................................................  25

Schedules of Investments.............................................  29

Statements of Assets and Liabilities.................................  52

Statements of Operations.............................................  54

Statements of Changes in Net Assets..................................  56

Notes to Financial Statements........................................  60

Financial Highlights.................................................  72

Directors and Officers of Salomon Brothers Investment Series......... IBC

[PHOTO OF HEATH B. MCLENDON]
Chairman

SALOMON BROTHERS INVESTMENT SERIES
A Message From the Chairman

Dear Shareholder:

We are pleased to provide the semi-annual report for the Salomon Brothers Investment Series -- Asia Growth Fund, Small Cap Fund, Investors Value Fund, International Equity Growth Fund, Capital Chairman Fund, Large Capitalization Growth Fund and Balanced Fund (the "Funds" and each a "Fund") for the period ended June 30, 2000. We hope you find this report to be useful and informative.

Below is a chart showing each Fund's Class A share return for the six-month period ended June 30, 2000 with and without sales charges.

The Performance of the Salomon Brothers Investment Series
Class A Shares Total Returns for the Six Months Ended June 30, 2000


                                   Without                  With
                                Sales Charges/1/       Sales Charges/2/
                                ----------------       ----------------
     Asia Growth Fund              (8.21)%                  (13.47)%
     International Equity Fund     (9.21)                   (14.42)
     Small Cap Growth Fund         20.49                     13.57
     Capital Fund                  17.32                     10.58
     Large Cap Growth Fund         (3.44)                    (8.98)
     Investors Value Fund           9.08                      2.82
     Balanced Fund                  5.16                     (0.87)
______________
1 The total return figures assume reinvestment of all dividends and do not reflect the deduction of sales charges for each Fund's Class A shares.
2 These total return figures assume reinvestment of all dividends and reflect the deduction of the maximum front-end sales charge for each Fund's Class A shares of 5.75% for the Asia Growth, International Equity, Small Cap Growth, Capital, Large Cap Growth, Investors Value and Balanced Funds. Both columns of data represent past performance, which is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. This share-holder report has been prepared for the information of shareholders of the Salomon Brothers Investment Series and is not authorized for use unless preceded or accompanied by a current prospectus. Other share classes are available. The prospectus contains information regarding each Fund's sales charges, expenses, objectives, policies, management and performance. To obtain a copy of the prospectus, please call your Financial Advisor directly or call 1-800-725-6666. Please read it carefully before you invest or send money.

Market Commentary

As the world welcomed in the new millennium with an uneventful Y2K date change, many investors wanted to know whether the historic returns posted by many companies in 1999 could possibly be achieved in 2000.

Several major stock and bond markets hit record highs in 2000, but have since backed off from their highs. The first half of 2000 was characterized by increased levels of stock market volatility worldwide, predominantly in the technology sector. In fact, the tech-laden Nasdaq Composite Index/1/ experienced four declines of 10% or more. As the divergence between the so-called "New Economy," represented by the telecommunications, media and technology companies, versus the more established blue-chip "Old Economy" stocks continues, we have focused on identifying companies we believe are best-positioned to grow in the new millennium.

In the first six months of the year, the Federal Reserve Board ("Fed") raised interest rates three times (February 2, 2000, March 21, 2000, and May 16, 2000) in an effort to slow the growth of the robust U.S. economy. While rising interest rates often lead historically to falling stock prices, the economy and the bond and stock markets appeared to absorb the Fed's rate hikes. While consumer confidence slipped somewhat so far this year, consumer spending continues to increase as evidenced by recent economic data. Unemployment remains near its 30-year low. Despite the possibility of future rate hikes this year by the Fed, we remain optimistic that the growth of the U.S. economy should continue for the near term.

After a tumultuous start, the euro has finally begun strengthening and we may have seen a bottoming out. (The euro is the single currency of the European Monetary Union that was adopted by Belgium, Germany, Spain, France, Ireland, Italy, Luxembourg, the Netherlands, Austria, Portugal and Finland on January 1, 1999.) The euro is now trading near parity to the U.S. dollar and we view Europe positively on investment opportunities and believe that many stocks and bonds of European companies represent compelling stories.

The Asian markets have shown a wide range of performance in 2000, as several markets negatively reacted to changes in Fed monetary policy. However, many Asian companies have and continue to leverage technology in order to streamline their operations, which may have a positive effect in the years to come.

_______________
1 The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. An investor cannot invest directly in an index.

Bond investors were faced with many challenges in 2000, largely due to the actions of the Fed and to the U.S. Treasury Department's plan to buyback approximately $30 billion in long-term debt obligations. This led to an inverted yield curve,/2/ a unique occurrence whereby bonds with longer maturities have lower yields than bonds with shorter maturities.

As markets continue to exhibit greater volatility and investment returns revert back to their historical averages, we believe the advantages of active management will become more apparent in the months ahead.

On behalf of everyone here at Salomon Brothers Asset Management, we would like to thank you for your continued confidence in the Salomon Brothers Investment Series. We look forward to helping you pursue your financial goals in the new century.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman and President

July 24, 2000

___________
2 The yield curve is a graphical depiction of the relationship between the yield on bonds of the same credit quality, but different maturities.

[PICTURE APPEARS HERE]

INVESTMENT OBJECTIVE AND STRATEGY

The Salomon Brothers Asia Growth Fund seeks long-term capital appreciation. The Fund invests at least 65% of total assets in the equity and equity-related securities of companies located in Asian countries. Areas considered for investments include, but are not limited to, China, Hong Kong, Indonesia, Korea, Philippines, Singapore, Taiwan, Malaysia, Thailand and Indian sub-continents. In seeking to capture high long-term returns with volatility in line with or lower than that usually experienced in the Asian markets, the Fund will allocate its assets among countries and industries believed by the portfolio managers to be most likely to benefit from positive regional economic trends.

The Fund Managers

Managed by an investment team out of the Hong Kong office of Salomon Brothers Asset Management Asia Pacific,Ltd.

S A L O M O N  B R O T H E R S
Asia Growth Fund

PERFORMANCE UPDATE

The Asia Growth Fund's Class A shares, without sales charges, returned a negative 8.21% for the six months ended June 30, 2000. In comparison, the Morgan Stanley Capital International All Country Asia Free Ex-Japan Index's ("MSCI AC Asia Free Ex-Japan Index") total return of a negative 12.93% for the same period. (The MSCI AC Asia Free (ex-Japan) Index is a market capitalization weighted index that measures the performance of equities of 12 stock exchanges in the Asia Pacific region.) Past performance is not indicative of future results. An investor cannot invest directly in an index.

MARKET REVIEW

In our view, one of the more conspicuous effects of the globalization of international capital markets has been the increasing influence of the sharp corrections in the U.S. capital markets, especially in the volatile performance of the Nasdaq Composite Index/1/ during the period. The year started on an auspicious note for Asian markets, characterized by aggressive buying in many major stock markets, which were given a clean bill of health by Y2K experts. Notwithstanding valuation levels that were at odds with earnings potential, investors' purchases of the recently coined "TMT" (technology, media and telecommunications) stocks, appeared to have reached its height in mid-February.

A much higher-than-expected inflation figure in the U.S., however, appeared to have been one of the catalysts that led to a re-assessment by many investors of valuation levels and subsequent realizations that hefty premiums were being demanded for so-called "growth plays." The resulting correction was sharp and quick. Investors who had until recently been oblivious to the dampening effects of tighter monetary policy by the U.S. Federal Reserve Board ("Fed") took profits and channeled money into so-called "Old Economy" value stocks./2/

Singapore and Korea suffered double-digit losses during the reporting period, with shares of many Korean companies declining largely due to concerns surrounding massive Investment Trust Company ("ITC") redemptions. Hong Kong and Taiwanese markets moderately declined during the period. Hong Kong's problems were compounded by the local dollar's peg to the U.S. dollar and a dramatic, if not controversial, victory by an opposition leader in the March presidential elections resulted in a sell-off in the U.S. dollar.

The smaller markets of Southeast Asia continued to be plagued by remnants of political and financial reform woes from the 1997 crisis and struggled throughout the period. While valuation levels were undergoing downward

__________
 1 The Nasdaq Compostite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. An investor cannot invest directly in an index.

 2 Value stocks are shares of companies that are believed to be undervalued but have potentially good longer-term business prospects.

adjustments, macroeconomic statistics remained favorable. Economic growth, albeit at a more moderate pace, was evident across most countries while inflationary pressures remained muted.

PORTFOLIO HIGHLIGHTS/3/

Throughout the first half of 2000, the Asia Growth Fund maintained its emphasis on individual stock selections. In the absence of strong economic data, we remained neutral versus the MSCI AC Asia Free Ex-Japan Index in terms of allocating the Fund's assets, taking a more "bottom-up"/4/ approach in managing the Fund. In many cases, the Fund's holdings, which differed from those of the benchmark, generated higher returns versus stocks included in the MSCI AC Asia Free Ex-Japan.

In Hong Kong, trading company Li & Fung was consistently within the Fund's top ten holdings throughout the first half of 2000. We believe Li & Fung may be the top regional sourcing franchise with superb management and long-term strategies that may prove effective. In our view, this combination has propelled Li & Fung and led to the creation of consistent high returns for its shareholders. We believe the company has strong growth potential, has demonstrated adaptability to changes in technology (i.e., Internet) and its ventures into new opportunities all contributed to its exceptional share price performance during the period. In fact, the company's share price rose about 100% since year-end 1999 versus the Hang Seng Index,/5/ which fell 4.8% during the same period.

The Fund's other holdings consisted of various large capitalization stocks with what we deem are sustainable growth drivers consistent with our stock selections made in 1999. These holdings include China Mobile (formerly named China Telecom), a telecommunications company with strong subscriber growth. The Fund's holding in Samsung Electronics, the leading South Korean company, continues to be Asia's best Dynamic Random Access Memory ("DRAM") play. The company is an exporter with limited group risk compared to other chaebols, Korean conglomerates of many companies clustered around one holding company whose parent company is usually controlled by one family. Moreover, Samsung has all the right products: Static Random Access memory ("SRAM"), flash and cell phones, all of which are currently in high demand.

We believe that Taiwan Semiconductor Manufacturing Company, Asia's leading foundry, has an outstanding earnings outlook. Indian software company Satyam Computers has what we deem to be the best combination of growth potential, reasonable valuations and outstanding management. The company's shift from reliance on Y2K-related projects to e-business-related revenues has been seamless. We are pleased to report that all of the above companies have generated positive contributions in the first half of 2000 for the Fund during a time when most regional markets declined. Additionally, these companies

____________
3 Past performance is not indicative of future results. Portfolio holdings are subject to change.
4 Bottom-up investing is a search for outstanding performance of individual stocks before considering the impact of economic trends.
5 The Hang Seng Index is an aggregate market cap weighted index, which tracks 33 stocks representing 70% of total market capitalization on the stock exchange of Hong Kong Limited. An investor cannot invest directly in an index.

were all consistently within the top ten positions of the Fund throughout the period.

Apart from the Fund's core holdings, other positions included conglomerate Citic Pacific, which was bought and has been re-rated since its announcement of a series of telecommunication asset purchases in China. The company's value enhancing deals clearly illustrate strong backing from its parent company, Citic Beijing. After several visits to China, we were encouraged by the overall cyclical recovery of the country's economy and operating improvements by many Chinese state-owned enterprises ("SOEs"). As such, we increased the Fund's exposure to Chinese companies in the second quarter. Positions in H-shares listed in Hong Kong, representing the SOEs, were added. These included one of the major airline stocks, China Southern. We believe China Southern may be a direct beneficiary of increased traffic flow in the southern regions trading at attractive valuations of 0.6 times price to book./6/

Aside from the maintenance of core positions and initiation of new stock purchases, the Fund also gained from profits on positions such as Datacraft Asia, a Singapore-based leading networking company that spans different parts of Asia. This stock was sold when the share price moved up sharply above U.S. dollar $10, rendering valuation levels too high in our opinion. The Fund's entire position in Hong Kong-based Giordano, one of the top ten holdings for most of 1999 was sold. This position was bought as we believed the company was poised to benefit from the restructuring and anticipated recovery of the regional retail sector. As a result, the Fund made over five times its investment in profits. Although we believe Giordano continues to have strong growth potential, we believe this has already been reflected in the strong performance of its share price.

From an asset allocation perspective, the decision not to have exposure to the smaller Southeast Asian markets, namely Thailand, Indonesia and the Philippines was maintained during the second quarter of 2000. This was done mainly from the lack of a visible growth story, weak corporate governance and in some cases, higher political risks.

MARKET OUTLOOK

From a top-down/7/ perspective, we believe markets in North Asia should continue to be favored over the smaller markets of Southeast Asia. Moreover, in our view, the markets of Hong Kong, South Korea, Singapore and Taiwan stand to benefit from improvements in the economic landscape as well as with their focus on industries with stronger growth potentials. Our positive stance on China-related counters on the back of the country's strong cyclical recovery and its entry into the World Trade Organization ("WTO") will also remain.

__________
6 Price-to-book is the difference between the market value of a stock and the book value of the company.
7 A top-down perspective refers to looking at trends in the general economy and selecting industries and then companies that should benefit from those trends.

From a sector perspective, the recently adopted strategy of being overweight in interest-rate sensitive sectors should continue as we assign a high probability to a peak in U.S. short-term interest rates. Diversification into interest-rate sensitive stocks, however, may not preclude the Fund from exposure to technology companies especially as the year progresses.

We believe it's unlikely that corporate results in the region will disappoint and as such, earnings of technology companies should confirm longer-term growth prospects. We think that stronger growth potential still can be found in the technology sector. We will therefore limit our focus to companies with proven business models and profitable earnings.

--------------------------------------------------------------------------------
Portfolio Highlights#
--------------------------------------------------------------------------------

Composition of portfolio as of June 30, 2000

[PIE CHART]

Common Stock                 96%
Equity Linked Securities      4%

----------------------
Breakdown By Country#
----------------------

Hong Kong      31.2%
---------------------
South Korea    20.2%
---------------------
Taiwan         15.9%
---------------------
Singapore      10.1%
---------------------
India           8.4%
---------------------
Malaysia        6.8%
---------------------
China           3.2%
=====================

Portfolio holdings may vary.

--------------------------------------------------------------------------------
ASIA GROWTH FUND
Average Annual Total Returns for Period Through June 30, 2000
--------------------------------------------------------------------------------

Class A Shares                Without Sales Charges  With Sales Charges*
-------------------------------------------------------------------------
Since Inception (5/6/96)        4.85%                     3.37%
3 year                         (0.76)%                   (2.71)%
1 year                         22.81%                    15.72%
-------------------------------------------------------------------------
Class B Shares
-------------------------------------------------------------------------
Since Inception (5/6/96)        4.08%                     3.65%
3 year                         (1.51)%                   (2.50)%
1 year                         21.91%                    16.91%
-------------------------------------------------------------------------
Class 2 Shares
-------------------------------------------------------------------------
Since Inception (5/6/96)        4.09%                     3.84%
3 year                         (1.51)%                   (1.84)%
1 year                         21.80%                    19.64%
-------------------------------------------------------------------------
Class O Shares
-------------------------------------------------------------------------
Since Inception (5/6/96)        5.09%                     5.09%
3 year                         (0.56)%                   (0.56)%
1 year                         22.98%                    22.98%
=========================================================================


                        See page 28 for all footnotes.

[PICTURE APPEARS HERE]

INVESTMENT OBJECTIVE AND STRATEGY

The International Equity Fund seeks long-term growth of capital by investing in equity securities of non-U.S. issuers throughout the world. Moreover, the Fund seeks to achieve its investment objective by investing primarily in equity securities or common stock of companies that participate in growth industries and can deliver sustainable above-average growth in earnings over a two- to three-year time horizon.

Under normal market conditions, the Fund is generally diversified among a number of different countries by investing at least 65% of its total assets in at least three countries. Our primary focus is on sustainable growth companies. The companies in which we invest show strong earnings growth visibility; however, we tend to seek out those companies that are not selling at an excessive premium to the market.

The Fund Managers

The Fund is managed by Citibank,N.A., through its Citibank Global Asset Management ("CGAM") division.

S A L O M O N  B R O T H E R S
International Equity Fund

MARKET REVIEW AND PORTFOLIO HIGHLIGHTS

For the six months ended June 30, 2000, the International Equity Fund's Class A shares, without sales charges, returned a negative 9.21%. In comparison, the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE")1 returned a negative 4.06% for the same period. Past performance is not indicative of future results.

During the period, both stock and bond markets worldwide have been characterized by increased levels of volatility. The period began with a sharp rise in the stock markets by the end of 1999, as many investors correctly anticipated a smooth "Y2K" transition. However, that euphoria gave way to a sharp downward move during the end of the period, especially in technology stocks, as inflation and interest rate worries concerned most investors.

As the period progressed, the prognosis for global economic growth improved. From many perspectives, the outlook for the global economy is the strongest seen in more than a decade. The U.S. economy has consistently surpassed forecasts, while European economic resurgence and Asian recovery have set the stage for robust earnings gains in many industries. Concerns over accelerating price increases, however, have resulted in a number of interest rate increases around the world. Yet, there appears to be few signs of a slowdown in ongoing global economic growth.

During the period, we continued to look for those companies that represent what we think are investment opportunities through bottom-up2 evaluation, employing a disciplined investment approach to identify what are deemed to be solid companies in established growth sectors of the market. Lastly, we looked to maintain a relatively low turnover in the Fund's portfolio of approximately 20%. (Portfolio turnover is the volume of shares traded as a percentage of total shares listed on an exchange during a period. Please note that there is no guarantee that the portfolio turnover will continue to be approximately 20% of the Fund's portfolio.)

Because we generally look to invest with a long-term horizon, we did not alter the Fund's holdings significantly during the period. Additionally, our original earnings outlook did not change, which was a key factor in our decision to maintain the Fund's portfolio. Although no guarantees can be made, we remain confident that the companies held in the Fund should offer long-term capital growth potential by delivering sustainable above-average earnings growth.

__________
 1 The MSCI EAFE is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East. An investor cannot invest directly in an index.
 2 Bottom-up investing is a search for outstanding performance of individual stocks before considering the impact of economic trends.

MARKET OUTLOOK

We don't believe that there will be a further acceleration in economic growth worldwide. If our expectations come true, we anticipate that most investors will focus on identifying those companies that have and continue to demonstrate an ability to sustain earnings growth solely based on the products and/or services they offer. Consequently, we intend to maintain the Fund's portfolio until later on this year, when many companies' earnings reports are released. At that time, we may make some additional changes to the Fund's holdings if we have to revise our earnings estimates for 2000 and 2001.

We believe that the International Equity Portfolio may be well-positioned to take advantage of the expected growth in the markets. Large capitalization growth stocks, in our opinion, should continue to offer solid performance over the long term. And while no assurances can be made, we also expect that our focus on industry leaders in high-growth industries such as telecommunications, technology, health care and retailing should benefit the Portfolio over the long term.

Portfolio Highlights#



Composition of portfolio as of
June 30, 2000

[PIE CHART]

Common Stock     100%

----------------------
Breakdown By Country#
----------------------

United Kingdom        26.9%
---------------------------
Japan                 24.8%
---------------------------
Netherlands           10.3%
---------------------------
Spain                  7.3%
---------------------------
Ireland                5.7%
---------------------------
Italy                  5.5%
---------------------------
Finland                4.8%
---------------------------
Canada                 4.7%
---------------------------
France                 2.7%
---------------------------
Switzerland            2.7%
===========================
Portfolio holdings may vary.


--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
Cumulative Total Returns for Period Through June 30, 2000
--------------------------------------------------------------------------------

Class A Shares               Without Sales Charges           With Sales Charges*
--------------------------------------------------------------------------------
Since Inception (10/25/99)          13.40%                         6.88%
--------------------------------------------------------------------------------
Class B Shares
--------------------------------------------------------------------------------
Since Inception (10/25/99)          12.80%                         7.80%
--------------------------------------------------------------------------------
Class 2 Shares
--------------------------------------------------------------------------------
Since Inception (10/25/99)          12.70%                        10.58%
--------------------------------------------------------------------------------
Class O Shares
--------------------------------------------------------------------------------
Since Inception (10/25/99)          13.50%                        13.50%
================================================================================


                        See page 28 for all footnotes.

[PICTURE]


INVESTMENT OBJECTIVE AND STRATEGY

The Small Cap Growth Fund seeks long-term growth of capital. The Fund invests primarily in equity securities of companies with market capitalizations at the time of purchase similar to that of the companies included in the Russell 2000 Index ("small cap companies"). The Russell 2000 Index includes companies with market capitalizations below the top 1,000 of stocks of the equity market. Under normal conditions, the Fund will invest at least 65% of its total assets in equity securities of small cap companies.

-----------------
THE FUND MANAGERS
-----------------

The Fund is managed by an experienced team of managers.


S A L O M O N  B R O T H E R S
Small Cap Growth Fund


PERFORMANCE UPDATE

We are proud to report the Small Cap Growth Fund's ("Fund") Class A shares, without sales charges returned 20.49% for the six months ended June 30, 2000. In comparison, the Russell 2000 Index returned 3.04% for the same period./1/ (Please note that past performance is not indicative of future results.)

MARKET OVERVIEW & PORTFOLIO HIGHLIGHTS

The period was marked by an early year surge in technology and biotechnology stocks, followed by a significant April and May sell-off in shares of many technology stocks. Small-capitalization stocks outperformed large-capitalization stocks during the period; the Russell 2000 Growth Index/2/ rose by 1.23% versus the negative return of 0.43% for the Standard and Poor's 500 Index ("S&P 500"),/3/ while the overall Russell 2000 Index rose by 3.04%. Consumer cyclicals, technology and media/telecommunication stocks were, in our view, the main negative factors, while healthcare and energy stocks posted strong positive returns. The Fund significantly outperformed its benchmark due to stock selection in technology, communications, healthcare and financials. The Fund was about evenly weighted in technology, the benchmark's largest sector, during the first half of the year.

MARKET OUTLOOK

As we enter the second half of 2000, market volatility has continued but we have seen a broader-based market than the tech-driven one of late 1999 and early 2000. Inflows to small cap mutual funds have slowed from a robust first quarter pace, but so has the Initial Public Offerings ("IPO") calendar, thereby helping to avoid excess supply overhang. In our opinion, relative value versus large cap stocks are still attractive by most historical measures. We remain broadly diversified across market sectors, which has helped to limit performance volatility so far in 2000. While it may be sound strategy, diversification does not assure against market loss.

_________________
 1 The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. An investor cannot invest directly in an index.
 2 The Russell 2000 Growth Index measures the performance of the Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates. (A price-to-book ratio is the price of a stock dividend divided by its net asset value.) An investor cannot invest directly in an index.
 3 The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. An investor cannot invest directly in an index.

--------------------------------------------------------------------------------
Portfolio Highlights#
--------------------------------------------------------------------------------

Composition of portfolio as of
June 30, 2000


[PIE CHART]

Common Stock                   90%
Convertible Corporate Notes     3%
Short-Term Obligations         70%

----------------------------
Top Holdings
----------------------------

Siebel Systems, Inc.
----------------------------
Network Appliance, Inc.
----------------------------
Digital Microwave Corp.
----------------------------
Insight Enterprises, Inc.
----------------------------
Newport Corp.
----------------------------
OM Group, Inc.
----------------------------
Alpharma, Inc.,
Class A Shares
----------------------------
Integrated Silicon
Solution, Inc.
----------------------------
Advanced Fibre
Communications, Inc.
----------------------------
Sawtek Inc.
============================
Portfolio holdings may vary.

--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
Average Annual Total Returns for Period Through June 31, 2000
--------------------------------------------------------------------------------
Class A Shares                  Without Sales Charges       With Sales Charges*
--------------------------------------------------------------------------------
Since Inception (7/1/98)               48.31%                     43.99%
1 year                                 63.18%                     53.82%
--------------------------------------------------------------------------------
Class B Shares
--------------------------------------------------------------------------------
Since Inception (7/1/98)               47.16%                     45.80%
1 year                                 61.98%                     56.98%
--------------------------------------------------------------------------------
Class 2 Shares
--------------------------------------------------------------------------------
Since Inception (7/1/98)               47.26%                     46.53%
1 year                                 61.96%                     59.28%
--------------------------------------------------------------------------------
Class O Shares
--------------------------------------------------------------------------------
Since Inception (7/1/98)               48.67%                     48.67%
1 year                                 63.59%                     63.59%
================================================================================

                       See page 28 for all footnotes.

[PICTURE APPEARS HERE]

INVESTMENT OBJECTIVE AND STRATEGY

The Capital Fund seeks capital appreciation through investments in securities which the managers believe have above-average capital appreciation potential. The Fund seeks to achieve its investment objective through investments primarily in common stocks or securities convertible into common stocks. These companies may range in size from established large capitalization companies (over $5 billion in market capitalization) to small capitalization companies (less than $1 billion in market capitalization) at the beginning of their life cycles. Such investments may also involve above-average risk. The Fund may invest in seasoned, established companies, relatively small new companies, as well as new issues.

THE FUND MANAGERS

[PHOTO OF ROSS S. MARGOLIES]          Ross S. Margolies, Managing Director and
                                      Portfolio Manager at Salomon Brothers
                                      Asset Management Inc, has 19 years of
                                      investment industry experience in the
                                      equity, convertible and high yield
                                      markets. Mr. Margolies is primarily
                                      responsible for day-to-day Fund
                                      management.

[PHOTO OF ROBERT M. DONAHUE, Jr.]     Robert M. Donahue, Jr., Director and Co-
                                      Portfolio Manager at Salomon Brothers
                                      Asset Management Inc., has 7 years of
                                      investment industry experience. Mr.
                                      Donahue assists in the day-to-day
                                      management of the Fund.

S A L O M O N  B R O T H E R S
Capital Fund


PERFORMANCE UPDATE

The Capital Fund's Class A shares without sales charges, returned 17.32% for the six months ended June 30, 2000. In comparison, the Russell 3000 Index returned 0.95% and the Standard and Poor's 500 Index ("S&P 500") returned a negative 0.43% for the same time period. (The S&P 500 is a market capitalization-weighted measure of 500 widely-held common stocks. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.) An investor cannot invest directly in an index. Past performance is not indicative of future results.

PERFORMANCE OVERVIEW & INVESTMENT STRATEGY

The Capital Fund's investment strategy is known as a broad market strategy. We attempt to find the best opportunities across the market, wherever they may be. It is an "all cap" or "multicap" strategy in that we invest in large-, small-and mid-size companies. It is also known as a "style neutral" or "blend" portfolio in that we purchase both growth and value stocks. (Value investing consists of identifying securities of companies that are believed to be undervalued in the market. Growth investing focuses on the stocks of corporations that are exhibiting or are expected to exhibit faster-than-average growth within their industry.) In fact, one of our primary goals is to find out-of-favor value stocks that can blossom into growth stocks. These can sometimes include some of our best performers because we buy them when they are inexpensive and hold them through the entire period of appreciation as the market finally recognizes their true potential.

Because it owns some stocks from most categories, the Fund has the opportunity to own some promising securities under most market conditions and our strategy can result in a unique, diversified portfolio of stocks. We think that these are two key advantages to our investment strategy./1/

Another aspect of our core investment style is a bottom-up stock picking strategy. (Bottom-up investing is an asset management style that focuses on the analysis of individual stocks instead of basing decisions on economics or market trends.) We focus on understanding a company's business, its strategy, its competitive position and its industry. We also determine if management is credible and has the right team to lead the company. Our exhaustive financial analysis focuses on the company's resources to meet its goals, the consistency of the numbers to determine their quality, (for instance, are receivables growing much faster than sales, a sign that current sales may overstate the long term trend) and is used as a framework for valuation and risk assessment. These and other factors are the basis of our stock-selection process. If we think that the risk and reward trade-off for a particular company's stock is favorable, we will generally invest.

_______________
 1 Of course, investors can also lose money in the Fund if our judgement about the attractiveness, relative value or potential appreciation of a particular sector or security proves to be incorrect.

As portfolio managers, we have another role in addition to stock picking; we need to make sure that the individual security selections in the portfolio meet a set of investment objectives. We use tools such as diversification and position weighting to determine exactly how much of each security to own in the portfolio. For instance, our best ideas in the Fund generally get very high weightings, as much as 5% of the portfolio on occasion. This strategy, known as high position concentration, can generate above-market returns when executed properly. (Of course, past performance is not indicative of future results.)

At the same time we always factor in excess risk. A good idea that has a very high-risk profile will get lower weighting, such as 1% of the portfolio, in order to diversify risk and dampen portfolio volatility. And while no guarantees can be made, in this way we can take individual risks on behalf of our shareholders without creating an overly risky portfolio. Diversification does not assure against market loss.

MARKET OVERVIEW AND OUTLOOK

Even though it made no headway, the stock market offered something for everyone during the first half of 2000. Initially the speculative momentum market of 1999 continued the market rally, peaking during the second week of March. The Federal Reserve Board's ("Fed") continued increases in interest rates then started to be felt, leading to a violent sell-off, particularly in the volatile NASDAQ/2/ market, through May. At the same time, many oversold "Old Economy" stocks rallied as money rotated from the Internet and biotech stocks into areas such as consumer staples. By the end of the half of the reporting period, most of the market losses recovered so that most broad indices were down modestly.

One way to describe what happened is that "investment gravity" finally took hold of stocks that previously seemed to continually float skyward. The catalyst was the seemingly unrelated comments by President Bill Clinton and British Prime Minister Tony Blair that genomics companies would not reap all of the benefits of the public research money devoted to their field of science. The sell-off in biotech stocks spread like a contagion to virtually all high priced growth stocks. For a relatively brief time, earnings counted and stories were discounted. By the end of June, the market was once again awarding future potential a premium to ability.

We are proud to report that the Fund's investment strategy worked exceptionally well throughout the period. When the market was rising, our broad, diversified equity exposure allowed us to participate even though much of what we liked was out of favor. The declines in less speculative stocks provided us with opportunities as well. For the first time in over two years we were given an attractive opportunity to start building positions in drug stocks, a sector that we think should exhibit above-average growth well into the future due to favorable demographic and technological trends.

Later in the half, during the NASDAQ led market decline, the Fund actually appreciated as money flowed to companies that could be more easily valued, most of which had been materially oversold in the previous few months. The

______________
2 National Association of Securities Dealers Automated Quotations ("NASDAQ") system is a computerized system that provides brokers and dealers with price quotations for more than 5,000 actively traded over-the-counter stocks.

rotation favored drug stocks as well as companies we previously owned such as Safeway, Nabisco Group Holdings and Devon Energy while giving us the opportunity to add to undervalued technology stocks like 3Com and Seagate. Going forward we expect to continue to hold many of these stocks although there have been tender offers announced for Nabisco and Seagate. Portfolio holdings are subject to change.

We continue to see the growth of the Internet as one of the driving forces of the economy going forward. If you closely examine the Fund's portfolio, you will see that relatively little of your money is invested in traditional Internet companies (i.e., the "dot.coms"). We think the long-term risk and reward proposition in most of these companies to be unattractive, a view we think the market is starting to embrace. We also think most of these companies do not have sustainable business models (translation: in our opinion they will always lose money), while others have valuations that assume they will be the only survivors in the eventual shakeout. However, you will see a lot of your money invested in companies that, in our view, stand to benefit from or build the Internet. In the Fund we own companies such as:

 .    3Com (a company that split into two pieces in July; Palm Pilot, the leading
     PDA which will offer wireless internet access, and the remaining 3Com networking business helping individual access the Internet)

 .    Federated Department Stores (a leader in the "clicks and mortar" e-commerce strategy and owner of several valuable Internet businesses)

 .    Verizon Communications (formed from the merger of Bell Atlantic and GTE,
     Verizon Communications is the leading U.S. wireless company also offering telecom services such as local, long distance and high speed Internet access).

It is our strong belief that over time the leading established companies that embrace today's new technologies should emerge as the dominant and most profitable companies in the economy. Their stocks should recognize this over time. On the other hand, we believe the stock market will continue to lose patience with those traditional Internet companies that cannot transform themselves into growth companies with enough profits to support their underlying stock price.

We expect the Capital Fund to consistently apply its investment strategy in the future. We will invest in both users and manufacturers of technology when we believe their risk and reward ratios are favorable. Most of all, we will look for the best opportunities that we can find, regardless of where they reside in the market.

--------------------------------------------------------------------------------
Portfolio Highlights
--------------------------------------------------------------------------------

Composition of portfolio as of
June 30, 2000

[PIE CHART]

Common Stock                    91%
Convertible Securities           2%
Corporate Bonds                  1%
Short-Term Obligations           6%

---------------------------------
Top Stock Holdings
---------------------------------

Safeway Inc
---------------------------------
Nabisco Group Holdings Corp.
---------------------------------
Federated Department Stores, Inc.
---------------------------------
Costco Wholesale Corp.
---------------------------------
Hormel Foods Corp.
---------------------------------
The Pepsi Bottling Group, Inc.
---------------------------------
3Com Corp.
---------------------------------
Merck & Co., Inc.
---------------------------------
Tesoro Petroleum Corp.
---------------------------------
The Bank of New York Co., Inc.
=================================

Portfolio holdings may vary.

--------------------------------------------------------------------------------
CAPITAL FUND
Average Annual Total Returns for Period Through June 30, 2000
--------------------------------------------------------------------------------

Class A Shares               Without Sales Charges           With Sales Charges*
--------------------------------------------------------------------------------
Since Inception (11/1/96)           27.47%                        25.43%
3 year                              25.49%                        23.04%
1 year                              27.02%                        19.69%

Class B Shares
--------------------------------------------------------------------------------
Since Inception (11/1/96)           26.54%                        26.10%
3 year                              24.52%                        23.88%
1 year                              26.08%                        21.08%

Class 2 Shares
--------------------------------------------------------------------------------
Since Inception (11/1/96)           26.52%                        26.18%
3 year                              24.47%                        24.06%
1 year                              26.11%                        23.84%

Class O Shares
--------------------------------------------------------------------------------
10 year                             17.58%                        17.58%
5 year                              28.41%                        28.41%
3 year                              25.75%                        25.75%
1 year                              27.34%                        27.34%
================================================================================

                         See page 28 for all footnotes

[PICTURE APPEARS HERE]

PERFORMANCE OBJECTIVE AND STRATEGY

The Large Cap Growth Fund seeks long-term growth of capital by investing in the equity securities of U.S. large cap issuers that, at the time of purchase, have market capitalizations within the top 1,000 stocks of publicly traded companies listed in the United States stock markets.

The Fund's equity securities consist primarily of common stocks. The Fund may also invest in preferred stocks, warrants and securities convertible into common stocks. The Fund may also invest up to 15% of its assets in securities of foreign issuers.

Our investment process seeks to identify quality growth companies. The criteria we use for evaluating historical performance and ascertaining future prospects are: earnings growth, earnings consistency, sales growth, return on equity, and low debt to capitalization. For a company to be considered a candidate for investment purposes it has to be superior to the S&P 500 in four out of five criteria.

THE FUND MANAGERS

The Fund is managed by Citibank, N.A., through its Citibank Global Asset Management (CGAM) division.

S A L O M O N  B R O T H E R S

Large Cap Growth Fund

PERFORMANCE UPDATE

The Large Cap Growth Fund's Class A shares, without sales charges returned a negative 3.44% for the six months ended June 30, 2000. In comparison, the Standard & Poor's 500 Index ("S&P 500")/1/ returned a negative 0.43% for the same period. Past performance is not indicative of future results.

MARKET REVIEW & PORTFOLIO HIGHLIGHTS

During the period, we favored companies that we believed would benefit from strength in manufacturing and a global economic recovery such as industrial services (oilfield services), producer manufacturing, retail, and technology. The Fund's overweight position in technology stocks -- specifically holdings in computer networking (Cisco, Network Appliance), software and services (Oracle, Adobe Systems), and semiconductors (Linear Technology, Xilinx) -- proved beneficial.

In general, our emphasis on stocks with good earnings momentum and strong balance sheets hurt relative returns during the period as the market strongly favored companies with leveraged balance sheets and high earnings variability. Examples include our overweight stance in the retail sector (Wal-Mart, Home Depot), our focus on less cyclical components of the capital goods sector (Illinois Tool Works) and our focus on financial companies with strong balance sheets (Fannie Mae and Freddie Mac obligators)./2/ Portfolio holdings are subject to change.

Moreover, following the trend in the fourth quarter of 1999, market breadth remained narrow in the first quarter of 2000. The technology sector's gain came at the expense of all others, as it was the only sector to increase its percentage weight in the Index. However, in the second quarter there was a reversal from the first quarter, when 15 of the largest 25 contributors to the S&P 500 performance were technology or telecom companies. In the second quarter, the top four contributors to the S&P 500 performance were drug stocks, and 15 of the largest 25 detractors from the index performance were technology or telecom stocks.

Furthermore, the market has been experiencing a continued shift out of high quality stocks into low quality stocks. As of the fourth quarter of 1999, companies with leveraged balance sheets and high earnings variability were up 17.9%, while the highest quality stocks gained 5.3%/3/. This divergence continued into the first quarter of 2000, with the lowest quality stocks gaining 31.9% and the highest quality stocks losing 3.2%/3/. Overall, companies with the most leveraged balance sheets and most volatile earnings were up 28.6%, while the highest quality stocks lost 1.4% during the first half of 2000/3/.

_________
1 The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. An investor cannot invest directly in an index.

2 Fannie Mae (Federal Mortgage Association) is a publicly owned, government-sponsored corporation established in 1938 to purchase both government-backed and conventional mortgages from lenders and securitize them. Freddie Mac (Federal Home Loan Mortgage Corporation) sells mortgage-backed securities, issued in minimum denominations of $25,000, that it packages and guarantees.

3  Source: Citibank Global Asset Management (CGAM) division.

MARKET OUTLOOK

Going forward, we anticipate a strong and well-balanced, U.S. economy for the remainder of 2000. We believe rising corporate profitability, coupled with technology-driven business opportunities and a healthy financial system, may provide strong domestic support. Inflation remains contained, and we expect the core rate to remain between 2% to 2.5%. Job growth is expected to moderate and labor markets may become more stretched. In addition, we think Gross Domestic Product ("GDP")/4/ growth should be near 4% during the third quarter of 2000, characterized by a changing mix of stronger exports and slowing consumer spending. While we would expect to see slightly stronger growth in the third quarter than in the second quarter, we do not expect to see a repeat of the strong second half of 1999 this year.

During the first half of this year, the Federal Reserve Board ("Fed") raised both the discount and federal funds/5/ target rates 100 basis points,/6/ to 6.0% and 6.5%, respectively. While we leave open the possibility of another 25 basis point tightening later this year depending on subsequent economic news, we place a higher probability on no more tightening.

Our view is that the Fed is done, or nearly done, raising rates for this cycle. In the coming months, the interest rate increases made by the Fed over the last year should, in our view, begin to slow the growth of the U.S. economy. Moreover, as government economic reports begin to reflect this slowdown, investor fears regarding inflation and higher interest rates should subside. This in turn should create an attractive environment for U.S. stocks, in which growth stocks should then regain their leadership position due to strong fundamentals.

And while no guarantees can be made, we are confident that our focus on fundamental analysis of individual companies in an effort to uncover opportunities that are making profits today may benefit the Large Cap Growth Fund in the long term.

__________
4 The GDP is the market value of the goods and services produced by labor and property in the United States.
5 The discount rate is the interest rate that the Fed charges member banks for loans, using government securities as collateral. The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The Federal funds rate, as it is called, often points to the direction of U.S. interest rates.
6  A basis point is 0.01% or one one-hundredth of a percent.

--------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS#
--------------------------------------------------------------------------------

Composition of portfolio as of
June 30,2000


[PIE CHART]


Common Stock     100%


----------------------------
Top Holdings
----------------------------
General Electric Co.

Intel Corp.
----------------------------
Cisco Systems,Inc.
----------------------------
Microsoft Corp.
----------------------------
Pfizer Inc.
----------------------------
International Business
Machines Corp.
----------------------------
American International
Group,Inc.
----------------------------
Wal-Mart Stores,Inc.
----------------------------
Exxon Mobil Corp.
----------------------------
Oracle Corp.
============================

Portfolio holdings may vary.


--------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
Cumulative Total Returns for Period Through June 30, 2000
--------------------------------------------------------------------------------

Class A Shares                Without Sales Charges       With Sales Charges*
--------------------------------------------------------------------------------
Since Inception (10/25/99)            7.95%                    1.74%
--------------------------------------------------------------------------------
Class B Shares
--------------------------------------------------------------------------------
Since Inception (10/25/99)            7.35%                    2.35%
--------------------------------------------------------------------------------
Class 2 Shares
--------------------------------------------------------------------------------
Since Inception (10/25/99)            7.45%                    5.39%
--------------------------------------------------------------------------------
Class O Shares
--------------------------------------------------------------------------------
Since Inception (10/26/99)            8.15%                    8.15%
================================================================================

                        See page 28 for all footnotes.

[PICTURE APPEARS HERE]


INVESTMENT OBJECTIVE AND STRATEGY/1/

The Investors Value Fund's primary investment objective is to seek long-term growth of capital. Current income is a secondary objective. The Fund invests primarily in common stocks of large-capitalization stocks representing well-known companies with good growth potential at reasonable prices.


THE FUND MANAGERS

[PHOTO OF JOHN B. CUNNINGHAM]        John B. Cunningham, Director and Portfolio
                                     Manager at Salomon Brothers Asset
                                     Management Inc, has 11 years of financial industry experience. Mr. Cunningham assists in the day-to-day management of the Fund.

[PHOTO OF MARK MCALLISTER]           Mark McAllister, Director and Co-Portfolio
                                     Manager at Salomon Brothers Asset
                                     Management Inc, has 13 years of investment industry experience. Mr. McAllister has been co-portfolio manager of the Fund since
                                     April 2000.



S A L O M O N  B R O T H E R S

Investors ValueFund

PERFORMANCE UPDATE

The Investors Value Fund's Class A shares, without sales charges returned 9.08% for the six-months ended June 30, 2000. In comparison, the Standard & Poor's 500 Index ("S&P 500") returned a negative 0.43% for the same time period. (The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks.) An investor cannot invest directly in an index. Past performance is not indicative of future results.

MARKET REVIEW AND PORTFOLIO HIGHLIGHTS

In the first half of this year, the stock markets experienced increased volatility. Technology stocks continued to drive the market through early March. In our view, the momentum behind technology stocks came at the expense of most other sectors of the market, including consumer staples, financials and pharmaceuticals. During the period, the Fund added to these out-of-favor sectors. In mid-March, investors took profits in technology stocks and rotated into undervalued sectors. Specifically, defensive sectors such as consumer staples, healthcare and energy all performed well as investors continued to worry about the Federal Reserve Board's ("Fed") reaction to inflationary pressures. The Fund benefited from the increase in market breadth.

For the six-month period under review, the significant decline in a number of large-capitalization stocks held back the performance of the S&P 500. Microsoft, which represented 4.9% of the S&P 500 at year-end, declined 31.5%, which alone penalized the S&P 500 by 1.5%. Other notable decliners included notable companies such as: Lucent, America Online, AT&T, Home Depot, Procter & Gamble and Qualcomm, all of which fell more than 20%. Including Microsoft, these eight stocks accounted for about 13% of the S&P 500 at year-end.

FUND HIGHLIGHTS

We are pleased to tell you that the Fund performed quite well in the first six months, significantly outpacing both its Lipper/2/ large-cap value fund peer group and the S&P 500. During the first quarter, we continued to trim most of our technology holdings due to valuation concerns. We redeployed those proceeds into other sectors of the market that we thought offered much more attractive valuations. In particular, we added consumer staples, financials and armaceuticals, all of which rebounded as investors moved assets out of technology. Since the correction in technology in mid-March, we have been adding to select technology stocks on weakness in the sector. We plan to

________________
 1 The information provided represents the opinion of the manager and is not intended to be a forecast of future events. There is no assurance that certain securities will remain in or out of the Fund's portfolio.

 2  Lipper Inc. is a major fund tracking organization.

               continue increasing our weighting in technology as we see opportunities to do so.

               Our overweight position in consumer staples contributed to the Fund's outperformance during the period. In particular, Nabisco Group Holdings, Pepsi Bottling Group, Safeway and Kimberly Clark all were strong performers. Nabisco Group Holdings was the Fund's top contributor during the period as a result of the planned sale of the company.

               In other sectors, leading contributors included News Corporation, Intel, Eli Lilly and Coastal Corp., among others. Laggards included International Paper, Compuware, Tyson Foods, Federated Department Stores and UnumProvident. The Fund no longer owns Compuware and UnumProvident.

               MARKET OUTLOOK

               Recent economic data suggests that the economy may be slowing, however, inflationary concerns are likely to keep the Fed on guard. We expect recent stock market volatility to persist. Uncertainty over economic growth and prospective actions may continue to result in market swings. Fortunately, market breadth remains favorable.

               Currently, the Investors Value Fund has overweight positions versus the S&P 500 in consumer staples, communications, energy and financials. As a result of the merger between Bell Atlantic and GTE, the Fund's top position is now Verizon Communications, the newly combined entity. The Fund is underweight in technology, capital goods and consumer cyclicals. As mentioned above, we continue to look for opportunities to add to technology stocks. Overall, we believe that the Investors Value Fund may be well positioned for the current market environment in which individual stock selection plays a more important role than sector momentum.

Portfolio Highlights#

Composition of portfolio as of
June 30,2000


[PIE CHART]

Common Stock         94%

Convertible
Securities            1%

Short-Term
Obligations           5%


---------------------------------------
Top Stock Holdings
---------------------------------------
Nabisco Group Holdings
Corp.
---------------------------------------
The Pepsi Bottling
Group,Inc.
---------------------------------------
National Semiconductor
Corp.
---------------------------------------
Safeway Inc.
SBC Communications Inc.
---------------------------------------
The Bank of New York
Co., Inc.
---------------------------------------
3Com Corp.
---------------------------------------
Pharmacia Corp.
---------------------------------------
Costco Wholesale Corp.
=======================================
Portfolio holdings may vary.


--------------------------------------------------------------------------------
INVESTORS VALUE FUND
Average Annual Total Returns for Period Through June 30, 2000
--------------------------------------------------------------------------------
Class A Shares                   Without Sales Charges       With Sales Charges*
--------------------------------------------------------------------------------
Since Inception (1/3/95)                 22.99%                   21.67%
5 year                                   21.67%                   20.24%
3 year                                   15.43%                   13.17%
1 year                                    5.61%                   (0.45)%
--------------------------------------------------------------------------------
Class B Shares
--------------------------------------------------------------------------------
Since Inception (1/3/95)                 22.07%                   22.00%
5 year                                   20.74%                   20.55%
3 year                                   14.55%                   13.79%
1 year                                    4.79%                    0.54%
--------------------------------------------------------------------------------
Class 2 Shares
--------------------------------------------------------------------------------
Since Inception (1/3/95)                 22.09%                   21.86%
5 year                                   20.76%                   20.52%
3 year                                   14.58%                   14.19%
1 year                                    4.81%                    2.93%
--------------------------------------------------------------------------------
Class O Shares
--------------------------------------------------------------------------------
10 year                                  16.45%                   16.45%
5 year                                   21.94%                   21.94%
3 year                                   15.68%                   15.68%
1 year                                    5.84%                    5.84%
================================================================================

                        See page 28 for all footnotes.

INVESTMENT OBJECTIVE AND STRATEGY

The Balanced Fund, seeks to obtain above average income (compared to a portfolio invested in equity securities). The Fund's secondary objective is to take advantage of opportunities for growth of capital and income. The Fund invests in a broad range of equity and fixed income securities of both U.S. and foreign issuers. The Fund varies its allocations between equity and fixed income securities depending on the manager's view of economic and market conditions, fiscal and monetary policy, and security values. However, under normal market conditions at least 40% of the Fund's assets are allocated to equity securities.

The Fund's equity investments have been in large-capitalization stocks that are paying dividends greater than the S&P 500 Index average. With assets allocated to investment-grade, high-yield and convertible securities, the bond portion of the Fund's portfolio is distributed across a broader range of fixed income instruments than most balanced funds. The Fund's strategic approach in the bond market tends to raise its income potential and the variety of its bond holdings also provides diversification benefits that the portfolio manager believes could help to limit its volatility. Diversification does not assure against market loss.

THE FUND MANAGER

[PHOTO OF GEORGE J. WILLIAMSON]     George J. Williamson, Director and Portfolio
                                    Manager at Salomon Brothers Asset Management
                                    Inc, has 40 years of investment industry experience in the equity markets. Mr.
                                    Williamson is primarily responsible for day-to-day Fund management.


S A L O M O N  B R O T H E R S

Balanced Fund


PERFORMANCE UPDATE

For the six months ended June 30, 2000, the Balanced Fund's ("Fund") Class A shares, without sales charges, returned 5.16%. In comparison, the Standard and Poor's 500 Index ("S&P 500") returned a negative 0.43% for the same time period. (The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks.) An investor cannot invest directly in an index. Past performance is not indicative of future results.

MARKET REVIEW AND HIGHLIGHTS/1/

In the first half of 2000, the common stock sector of the portfolio continued to emphasize high quality companies in growth industries including communications, pharmaceutical, energy, consumer brands, and technology. The bond segment of the Fund represented 50% of total assets including 12% in convertible issues and about 7% in high-yield bonds in order to achieve added exposure to stocks and to maintain a yield of roughly 5.1% for the overall portfolio.

As the Federal Reserve Board ("Fed") moves to slow the growth of the economy, we anticipate moderate growth in the U.S. and continuing improvement in most of the major overseas countries. Earnings for U.S. companies should be restrained somewhat during the coming year.

In a period of economic growth, the common stock portion of the portfolio is being positioned in companies with financial strength and in areas where we believe product demand will be firm. As of June 30, 2000, the largest holdings in order of size were:

 . Verizon Communications, formed by the merger of Bell Atlantic and GTE, is one of the world's leading providers of high-growth communications services.

 . IBM, creates, develops and manufactures the computer industry's advanced information technologies, including computer systems, software, networking systems, storage devices and microelectronics.

 .  Exxon-Mobil, one of the world's largest oil producers and sellers.

 .  SBC Communications, a provider of telecommunications services in the United
   States and the world, offering multiple communications services and products.

 . Avon Products, a manufacturer and marketer of beauty and related products, which include cosmetics, fragrance and toiletries; jewelry, accessories and apparel; gift, decorative and home entertainment products.

____________
1 Please keep in mind, sector weightings and portfolio holdings are subject to change.

          . Halliburton, provides a variety of services, equipment, maintenance and engineering and construction to energy, industrial and governmental customers.

          . Bausch & Lomb, develops, manufactures and markets healthcare products for the eye in three business segments: vision care, pharmaceuticals, and surgical.

          . American Home Products, involved in discovery, development, manufacture, distribution and sale of pharmaceuticals, consumer health care and agricultural products.

--------------------------------------------------------------------------------
Portfolio Highlights#
--------------------------------------------------------------------------------

Composition of portfolio as of
June 30,2000

[PIE CHART]

Common Stock             49%

Corporate Bonds          15%

Convertible Securities   12%

Asset-Backed Securities   3%

U.S. Government
Agencies & Obligations   15%

Short-Term
Obligations               6%


---------------------------------------
Top Stock Holdings
---------------------------------------
International Business
Machines Corp.
---------------------------------------
Exxon Mobil Corp.
---------------------------------------
Avon Products,Inc.
---------------------------------------
SBC Communications Inc.
---------------------------------------
Halliburton Co.
---------------------------------------
Bell Atlantic Corp.
---------------------------------------
Bausch & Lomb Inc.
---------------------------------------
American Home
Products Corp.
---------------------------------------
GTE Corp.
---------------------------------------
BP Amoco PLC
=======================================
Portfolio holdings may vary.


--------------------------------------------------------------------------------
BALANCED FUND
Average Annual Total Returns for Period Through June 30, 2000
--------------------------------------------------------------------------------
Class A Shares                 Without Sales Charges         With Sales Charges*
Since Inception (9/11/95)              12.14%                     10.77%
3 year                                  7.83%                      5.73%
1 year                                 (0.67)%                    (6.39)%
--------------------------------------------------------------------------------
Class B Shares
--------------------------------------------------------------------------------
Since Inception (9/11/95)              11.30%                     11.02%
3 year                                  7.02%                      6.14%
1 year                                 (1.38)%                    (5.99)%
--------------------------------------------------------------------------------
Class 2 Shares
--------------------------------------------------------------------------------
Since Inception (9/11/95)              11.31%                     11.08%
3 year                                  6.98%                      6.61%
1 year                                 (1.38)%                    (3.27)%
--------------------------------------------------------------------------------
Class O Shares
--------------------------------------------------------------------------------
Since Inception (9/11/95)              12.52%                     12.52%
3 year                                  8.05%                      8.05%
1 year                                 (0.37)%                    (0.37)%
================================================================================

                        See page 28 for all footnotes.

               FOOTNOTES

                * Class A and 2 shares reflect the deduction of the maximum 5.75% and 1.00% sales charges respectively. Class B and 2 shares reflect the maximum contingent deferred sales charge of 5.00% and 1.00%, respectively. Class O shares have no initial or contingent deferred sales charge.

                #  As a % of total investments.





               GENERAL PERFORMANCE AND RANKING NOTES

               Average annual total returns are based on changes in net asset value and assume the reinvestment of all dividends, and/or capital gains distributions in additional shares with and without the effect of the maximum sales charge (Class A and 2) and the contingent deferred sales charge (Class B and 2). Class O shares are only available to existing Class O shareholders. Past performance does not guarantee future results. Investment return and principal value fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for certain Funds reflect a voluntary expense cap imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense cap, Fund returns would be lower. Expense caps may be revised or terminated at any time.

Schedules of Investments
June 30, 2000 (unaudited)
Salomon Brothers Asia Growth Fund
--------------------------------------------------------------------------------

  Shares                           Security                             Value

--------------------------------------------------------------------------------
 COMMON STOCK -- 95.8%

 China -- 3.2%
 1,740,000 China Southern Airlines Co. Ltd. (a)...................   $   415,173
   126,000 China Unicom Ltd. (a)..................................       267,508
                                                                     -----------
                                                                         682,681
                                                                     -----------
 Hong Kong -- 31.2%
    83,000 Asia Satellite Telecommunications Holdings Ltd. .......       283,754
     5,000 Asiainfo Holdings, Inc. (a)............................       223,438
    50,000 ASM Pacific Technology Ltd. ...........................       187,292
    44,000 Cheung Kong (Holdings) Ltd. ...........................       486,832
    74,000 China Mobile (Hong Kong) Ltd. (a)......................       652,637
    91,000 Citic Pacific Ltd. ....................................       476,287
    92,400 Dah Sing Financial Group...............................       372,194
   400,000 Denway Motors Ltd. (a).................................        46,182
   382,409 Esprit Holdings Ltd. ..................................       397,356
   360,000 Hong Kong Exchanges & Clearing Ltd. (a)................       487,217
    42,800 HSBC Holdings PLC......................................       488,653
    49,600 Hutchison Whampoa Ltd. ................................       623,555
   290,000 Legend Holdings Ltd. ..................................       280,874
   134,000 Li & Fung Ltd. ........................................       670,404
 1,700,000 Phoenix Satellite Television Holdings Ltd. (a).........       235,527
   900,000 TCL International Holdings Ltd. (a)....................       329,044
    58,000 Television Broadcasts Ltd. ............................       386,900
                                                                     -----------
                                                                       6,628,146
                                                                     -----------
 India -- 8.4%
    34,800 Bajaj Auto Ltd. GDR....................................       318,420
     1,700 Infosys Technologies Ltd. (a)..........................       301,325
     5,200 SSI Ltd. GDR...........................................        34,840
    50,000 State Bank of India GDR................................       493,750
   100,000 Tata Engineering and Locomotive Co. Ltd. GDR...........       272,500
    23,500 Videsh Sanchar Nigam Ltd. GDR..........................       370,125
                                                                     -----------
                                                                       1,790,960
                                                                     -----------
 Malaysia -- 6.8%
    90,000 AMMB Holdings Berahd...................................       300,789
    78,000 Genting Berhad.........................................       287,368
   120,000 MAA Holdings Berhad....................................       315,790
    23,000 Malaysian Pacific Industries Berhad....................       236,053
    95,000 Tenaga Nasional Berhad.................................       310,000
                                                                     -----------
                                                                       1,450,000
                                                                     -----------
 Singapore -- 10.1%
    52,000 Chartered Semiconductor Manufacturing Ltd. (a).........       454,135
    42,120 Datacraft Asia Ltd. ...................................       370,656
    34,700 DBS Group Holdings Ltd. ...............................       445,541
    31,000 Overseas Union Bank Ltd. ..............................       120,127
   158,000 St. Assembly Test Service Ltd. (a).....................       405,738
    35,000 Venture Manufacturing (Singapore) Ltd. ................       356,275
                                                                     -----------
                                                                       2,152,472
                                                                     -----------

                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Asia Growth Fund
--------------------------------------------------------------------------------

  Shares                          Security                             Value

-------------------------------------------------------------------------------
 South Korea -- 20.2%
    38,000 Daeduck Electronics Co., Ltd. ........................   $   385,104
    17,010 H&CB..................................................       398,163
    15,009 Hyundai Electronics Industries Co. (a)................       296,135
    41,818 Hyundai Motor Co. Ltd. GDR............................       269,726
     3,200 Korea Telecom Corp....................................       281,823
    13,000 L.G. Chemical Ltd. ...................................       259,994
     3,200 L.G. Information & Communication Ltd. ................       179,942
     6,028 Pohang Iron & Steel Co., Ltd. (b).....................       524,208
     4,500 Samsung Electro Mechanics Co., Ltd. ..................       282,101
     2,100 Samsung Electronics...................................       694,962
    35,000 Shinhan Bank..........................................       329,589
     1,200 SK Telecom Co., Ltd. .................................       392,816
                                                                    -----------
                                                                      4,294,563
                                                                    -----------
 Taiwan -- 15.9%
   117,600 Acer Communications & Multimedia Inc. ................       332,182
   124,992 Cathay Life Insurance Co., Ltd. ......................       288,131
   590,000 Chinatrust Commercial Bank............................       511,461
    65,000 Compeq Manufacturing Co., Ltd. .......................       398,864
    56,000 Hon Hai Precision Industry Co., Ltd. .................       505,454
    81,444 President Chain Store Corp. ..........................       304,093
   151,897 Taiwan Semiconductor Manufacturing Co. (a)............       720,034
    20,000 VIA Technologies Inc. (a).............................       308,441
                                                                    -----------
                                                                      3,368,660
                                                                    -----------
           TOTAL COMMON STOCK
           (Cost -- $17,999,974).................................    20,367,482
                                                                    -----------
   Face
  Amount
 ---------
 EQUITY-LINKED NOTES -- 4.2%
 India -- 2.6%
  $  4,000 Satyam Computer Services Ltd., Series B, due 3/31/02
            (c)..................................................       540,000
                                                                    -----------
 Singapore -- 1.6%
   188,385 Overseas Union Bank, due 1/6/02 (d)...................       346,403
                                                                    -----------
           TOTAL EQUITY-LINKED NOTES
           (Cost -- $291,077)....................................       886,403
                                                                    -----------
           TOTAL INVESTMENTS -- 100%
           (Cost -- $18,291,051*)................................   $21,253,885
                                                                    ===========

------
(a)  Non-income producing security.
(b)  Foreign shares.
(c) The current principal amount of these notes is eqivalent to 157,480 shares of Satyam Computer. Redemption proceeds will be determined at the date of redemption based on change in the value of the shares of Satyam Computer. Interest on the notes is equal to the amount of dividends paid on the un-derlying shares of Satyam Computer.
(d) The current principal amount of these notes is eqivalent to 152,600 shares of Overseas Union Bank. Redemption proceeds will be determined at the date of redemption based on change in (1) the value of the shares of Overseas Union Bank and (2) the exchange rate between the U.S. Dollar and Singapore Dollar. Interest on the notes is equal to the amount of dividends paid on the underlying shares of Overseas Union Bank.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviations used in this schedule:

  GDR  -- Global Depository Receipt.

                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers International Equity Fund
--------------------------------------------------------------------------------

 Shares                           Security                              Value

--------------------------------------------------------------------------------
 COMMON STOCK -- 100.0%
 Canada -- 4.7%
  25,600 Bombardier Inc. .........................................   $   694,985
  34,400 CGI Group Inc., Class A Shares...........................       279,500
                                                                     -----------
                                                                         974,485
                                                                     -----------
 Finland -- 4.8%
  11,000 Nokia Corp., Sponsored ADR...............................       549,313
   9,800 Sonera Group.............................................       448,576
                                                                     -----------
                                                                         997,889
                                                                     -----------
 France -- 2.7%
   7,200 Axa, Sponsored ADR.......................................       572,850
                                                                     -----------
 Germany -- 2.2%
   8,200 Adidas - Salomon AG .....................................       452,765
                                                                     -----------
 Hong Kong -- 2.4%
  14,500 Asia Satellite Telecommunications, Sponsored ADR.........       496,625
                                                                     -----------
 Ireland -- 5.7%
  24,300 Allied Irish Banks PLC, Sponsored ADR....................       431,325
  15,600 Elan Corp. PLC, Sponsored ADR............................       755,625
                                                                     -----------
                                                                       1,186,950
                                                                     -----------
 Italy -- 5.5%
  50,600 Luxottica Group S.p.A., Sponsored ADR....................       616,687
  51,900 Telecom Italia Mobile S.p.A..............................       532,338
                                                                     -----------
                                                                       1,149,025
                                                                     -----------
 Japan -- 24.8%
  10,000 Canon, Inc. .............................................       499,031
      43 DDI Corp.................................................       414,536
   1,200 Fast Retailing Co. ......................................       503,568
  14,000 Fujitsu Ltd. ............................................       485,610
   2,700 Fujitsu Support and Services Inc. .......................       267,946
      32 Nippon Telegraph & Telephone Corp. ......................       426,445
      29 NTT Data Corp. ..........................................       298,757
   2,800 Ryohin Keikaku Co. ......................................       357,261
   2,800 Secom Co., Ltd., Unsponsored ADR.........................       410,189
   3,000 Seven-Eleven Japan Co., Ltd. ............................       251,500
   4,500 Sony Corp. ..............................................       421,058
   3,000 TDK Corp. ...............................................       432,116
   2,500 Trend Micro Inc. ........................................       413,497
                                                                     -----------
                                                                       5,181,514
                                                                     -----------
 Netherlands -- 10.3%
  13,400 ASM Lithography Holding N.V. ............................       591,275
   9,329 ING Groep N.V., Sponsored ADR............................       629,707
  10,000 Koninklijke Ahold N.V., Sponsored ADR....................       293,125
  10,000 STMicroelectonics N.V., NY Shares........................       641,875
                                                                     -----------
                                                                       2,155,982
                                                                     -----------

                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers International Equity Fund
--------------------------------------------------------------------------------

 Shares                           Security                              Value

--------------------------------------------------------------------------------
 Spain -- 7.3%
  48,200 Banco Santander Central Hispano SA.......................   $   510,559
   7,150 Telefonica SA, Sponsored ADR.............................       458,047
  99,800 Telepizza SA.............................................       564,442
                                                                     -----------
                                                                       1,533,048
                                                                     -----------
 Switzerland -- 2.7%
   4,600 ABB Ltd..................................................       552,334
                                                                     -----------
 United Kingdom -- 26.9%
 237,800 Ashtead Group PLC........................................       340,203
 240,400 Avis Europe PLC..........................................       864,355
  39,900 Cobham PLC...............................................       604,042
 113,100 Invensys PLC.............................................       424,200
  43,500 Johnson Matthey PLC......................................       609,151
  47,600 Lloyds TBS Group PLC.....................................       451,103
  41,025 Misys PLC................................................       340,038
  50,600 Provident Financial PLC..................................       527,793
 161,400 Rentokil Initial PLC.....................................       367,124
  38,600 Shire Pharmaceuticals Group PLC..........................       668,510
  10,200 Vodafone Airtouch PLC, Sponsored ADR.....................       422,662
                                                                     -----------
                                                                       5,619,181
                                                                     -----------
         TOTAL INVESTMENTS -- 100%
         (Cost -- $20,614,181*)...................................   $20,872,648
                                                                     ===========

------
* Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviation used in this schedule:

  ADR -- American Depository Receipt.

                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Small Cap Growth Fund
--------------------------------------------------------------------------------

   Shares                         Security                            Value

-------------------------------------------------------------------------------
 COMMON STOCK -- 89.8%
 Basic Industries -- 4.9%
    400,000 AK Steel Holding Corp. .............................   $  3,200,000
    213,500 The Geon Co. .......................................      3,949,750
    175,000 OM Group, Inc. .....................................      7,700,000
    300,000 Steel Dynamics, Inc. (a)............................      2,718,750
                                                                   ------------
                                                                     17,568,500
                                                                   ------------
 Communications -- 8.6%
    105,000 Cox Radio, Inc., Class A Shares (a).................      2,940,000
    250,000 Dobson Communications Corp., Class A Shares (a).....      4,812,500
    200,000 Electric Lightwave, Inc., Class A Shares (a)........      3,737,500
     60,000 Entercom Communications Corp. (a)...................      2,925,000
    170,000 ICG Communications, Inc. (a)........................      3,750,625
     50,000 Intermedia Communications, Inc. (a).................      1,487,500
     25,000 On Command Corp. (a)................................        356,250
     50,000 Pac-West Telecomm, Inc. (a).........................      1,000,000
     40,000 Pegasus Communications Corp. (a)....................      1,962,500
            Rogers Cantel Mobile Communications Inc., Class B
     60,000 Shares (a)..........................................      2,017,500
    250,000 Sinclair Broadcast Group, Inc., Class A Shares (a)..      2,750,000
     50,000 US Unwired Inc. (a).................................        650,000
     25,000 XM Satellite Radio Holdings Inc. (a)................        935,938
     50,000 Young Broadcasting Inc., Class A Shares (a).........      1,284,375
                                                                   ------------
                                                                     30,609,688
                                                                   ------------
 Consumer -- 16.0%
    378,800 Abercrombie & Fitch Co., Class A Shares (a).........      4,616,625
     82,500 Charles River Associates Inc. (a)...................      1,454,063
     80,000 Coca-Cola Bottling Co. Consolidated.................      3,640,000
    145,000 Cost Plus, Inc. (a).................................      4,159,687
     56,000 Darden Restaurants, Inc. ...........................        910,000
    150,000 DeVry, Inc. (a).....................................      3,965,625
     85,000 FactSet Research Systems Inc. ......................      2,401,250
    200,000 Fossil, Inc. (a)....................................      3,887,500
    150,000 Hooper Holmes, Inc. ................................      1,200,000
    115,000 MAXIMUS, Inc. (a)...................................      2,544,375
    225,000 Michael Foods, Inc. ................................      5,512,500
     90,000 On Assignment, Inc. (a).............................      2,745,000
    220,000 The Profit Recovery Group International, Inc. (a)...      3,657,500
     60,000 QRS Corp. (a).......................................      1,473,750
    196,500 Sun International Hotels Ltd. (a)...................      3,930,000
     95,000 Station Casinos, Inc. (a)...........................      2,375,000
     75,000 THQ Inc. (a)........................................        914,063
     55,000 Trex Co., Inc. (a)..................................      2,750,000
    275,000 Wendy's International, Inc. ........................      4,898,437
                                                                   ------------
                                                                     57,035,375
                                                                   ------------
 Energy -- 5.0%
    103,400 Caminus Corp. (a)...................................      2,533,300
    100,000 Frontier Oil Corp. .................................        800,000
     75,000 Paradigm Geophysical Ltd. (a).......................        450,000
    125,000 Pogo Producing Co. .................................      2,765,625
    150,000 SEACOR SMIT Inc. (a)................................      5,803,125

                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Small Cap Growth Fund
--------------------------------------------------------------------------------

   Shares                         Security                            Value

-------------------------------------------------------------------------------
 Energy -- 5.0% (continued)
    250,000 Tesoro Petroleum Corp. (a)..........................   $  2,531,250
    300,000 3TEC Energy Corp. (a)...............................      3,000,000
                                                                   ------------
                                                                     17,883,300
                                                                   ------------
 Financial Services -- 7.1%
    225,500 Banknorth Group, Inc. ..............................      3,452,969
    129,300 Commerce Bancorp, Inc. .............................      5,947,800
     75,000 Legg Mason, Inc. ...................................      3,750,000
    150,000 Mercantile Bankshares Corp. ........................      4,471,875
    150,000 Protective Life Corp. ..............................      3,993,750
    140,000 Westamerica Bancorporation..........................      3,657,500
                                                                   ------------
                                                                     25,273,894
                                                                   ------------
 Healthcare -- 6.9%
    110,000 Alpharma, Inc., Class A Shares (a)..................      6,847,500
     23,000 ArthroCare Corp. (a)................................      1,224,750
    400,000 Biota Holdings Ltd. (a).............................        830,952
    135,000 Cyberonics, Inc. (a)................................      1,620,000
     22,700 Data Critical Corp. (a).............................        295,100
            Health Management Associates, Inc., Class A Shares
    220,000 (a).................................................      2,873,750
      4,950 Invitrogen Corp. (a)................................        372,255
     37,500 Laboratory Corporation of America Holdings (a)......      2,892,188
     80,000 Novoste Corp. (a)...................................      4,880,000
     44,600 NPS Pharmaceuticals, Inc. (a).......................      1,193,050
     24,600 ORATEC Interventions, Inc. (a)......................        821,025
    125,000 Quidel Corp. (a)....................................        656,250
                                                                   ------------
                                                                     24,506,820
                                                                   ------------
 Real Estate -- 0.8%
     40,000 Cousins Properties, Inc. ...........................      1,540,000
     60,000 PS Business Parks, Inc., Class A Shares.............      1,440,000
                                                                   ------------
                                                                      2,980,000
                                                                   ------------
 Technology -- 40.5%
    150,000 Advanced Fibre Communications, Inc. (a).............      6,796,875
    100,000 Aeroflex Inc. (a)...................................      4,968,750
    100,000 ANTEC Corp. (a).....................................      4,156,250
     32,000 Applied Micro Circuits Corp. (a)....................      3,160,000
    113,000 Applied Science and Technology, Inc. (a)............      2,923,875
    247,000 ASM International N.V. (a)..........................      6,545,500
    100,000 Celeritek, Inc. (a).................................      4,081,250
     40,000 Commerce One, Inc. (a)..............................      1,815,625
    100,000 Commscope, Inc. (a).................................      4,100,000
    270,000 Digital Microwave Corp. (a).........................     10,293,750
      1,800 Exfo Electro-Optical Engineering Inc. (a)...........         78,975
    107,000 Inet Technologies, Inc. (a).........................      5,804,750
    131,000 Insight Enterprises, Inc. (a).......................      7,769,937
    180,000 Integrated Silicon Solution, Inc. (a)...............      6,840,000
    131,700 Latitude Communications, Inc. (a)...................      1,473,394
      5,500 Marvell Technology Group Ltd. (a)...................        313,500
      1,100 Netease.com, Inc. ADR (a)...........................         13,338
    130,000 Network Appliance, Inc. (a).........................     10,465,000
      1,900 New Focus, Inc. (a).................................        156,037
     72,000 Newport Corp. ......................................      7,731,000

                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Small Cap Growth Fund
--------------------------------------------------------------------------------

   Shares                          Security                           Value

-------------------------------------------------------------------------------
 Technology -- 40.5% (continued)
      50,000 NHC Communications Inc. (a)........................   $    389,755
     100,000 Organic, Inc. (a)..................................        975,000
     150,000 P-Com, Inc. (a)....................................        853,125
      42,500 Polycom, Inc. (a)..................................      3,998,984
     230,000 Quintus Corp. (a)..................................      4,567,656
     190,000 Razorfish, Inc. (a)................................      3,051,875
     117,100 Sawtek Inc. (a)....................................      6,740,569
      81,900 Siebel Systems, Inc. (a)...........................     13,395,769
      70,000 Silicon Storage Technology, Inc. (a)...............      6,181,875
     198,400 Snowball.com, Inc. (a).............................        967,200
      47,750 TranSwitch Corp. (a)...............................      3,685,703
      27,200 Ulticom Inc. (a)...................................        653,225
      85,000 Valence Technology, Inc. (a).......................      1,567,187
     230,000 Viasystems Group, Inc. (a).........................      3,723,125
     150,000 Viant Corp. (a)....................................      4,443,750
                                                                   ------------
                                                                    144,682,604
                                                                   ------------
             TOTAL COMMON STOCK
             (Cost -- $251,177,283).............................    320,540,181
                                                                   ------------
    Face
   Amount
 -----------
 CONVERTIBLE CORPORATE BONDS -- 3.0%

 Healthcare -- 3.0%
 $ 5,265,000 Invitrogen Corp., 5.500% due 3/1/07 (b)............      5,587,481
   3,500,000 Vertex Pharmaceuticals, 5.000% due 3/14/07 (b).....      5,018,125
                                                                   ------------
             TOTAL CONVERTIBLE CORPORATE BONDS
             (Cost -- $8,262,063)...............................     10,605,606
                                                                   ------------
 REPURCHASE AGREEMENT -- 7.2%
  25,757,000 SBC Warburg Dillon Read Inc., 6.550% due 7/3/00;
              Proceeds at maturity -- $25,771,057; (Fully
              collateralized by U.S. Treasury Bonds, 7.500% due
              11/15/16; Market value -- $26,272,838) (Cost --
               $25,757,000).....................................     25,757,000
                                                                   ------------
             TOTAL INVESTMENTS -- 100%
             (Cost -- $285,196,346*)............................   $356,902,787
                                                                   ============

------
(a) Non-income producing security.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

    Abbreviation used in this schedule:

    ADR -- American Depository Receipt

                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Capital Fund

-------------------------------------------------------------------------------
   Shares                          Security                           Value

-------------------------------------------------------------------------------
 COMMON STOCK -- 91.2%

 Basic Industries -- 5.9%
     400,000 AK Steel Holding Corp. ............................   $  3,200,000
     250,000 Crown Cork & Seal Co., Inc. .......................      3,750,000
     295,000 The Geon Co. ......................................      5,457,500
     175,000 International Paper Co. ...........................      5,217,188
     750,000 LTV Corp. .........................................      2,156,250
      37,000 Olin Corp. ........................................        610,500
     200,000 OM Group, Inc. ....................................      8,800,000
                                                                   ------------
                                                                     29,191,438
                                                                   ------------

 Capital Goods -- 1.1%
   1,000,000 Harnischfeger Industries, Inc. (a).................        340,000
     125,000 Ingersoll-Rand Co. ................................      5,031,250
                                                                   ------------
                                                                      5,371,250
                                                                   ------------

 Communications -- 11.9%
     125,000 Bell Atlantic Corp.+ ..............................      6,351,563
     250,000 Dobson Communications Corp., Class A Shares (a)....      4,812,500
     250,000 Genuity Inc. ......................................      2,289,063
     125,000 GTE Corp.+ ........................................      7,781,250
     250,000 ICG Communications, Inc. (a).......................      5,515,625
      30,700 NTL Inc. (a).......................................      1,838,163
             Rogers Cantel Mobile Communications Inc., Class B
     200,000 Shares (a).........................................      6,725,000
     120,000 SBC Communications Inc. ...........................      5,190,000
             Sinclair Broadcast Group, Inc., Class A Shares
     575,000 (a)................................................      6,325,000
     100,000 UnitedGlobalCom Inc., Class A Shares (a)...........      4,675,000
     150,000 WorldCom, Inc. (a).................................      6,881,250
                                                                   ------------
                                                                     58,384,414
                                                                   ------------

 Consumer Cyclicals -- 11.4%
     410,300 Abercrombie & Fitch Co. (a)........................      5,000,531
     450,000 Costco Wholesale Corp. (a).........................     14,850,000
     450,000 Federated Department Stores, Inc. (a)..............     15,187,500
     466,286 Fine Host Corp. (a)(b).............................      4,373,074
     273,000 PRIMEDIA Inc. (a)..................................      6,210,750
     196,500 Sun International Hotels Ltd. (a)..................      3,930,000
     350,000 Wendy's International, Inc. .......................      6,234,375
                                                                   ------------
                                                                     55,786,230
                                                                   ------------

 Consumer Non-Cyclicals -- 25.1%
     150,000 AT&T Corp. - Liberty Media, Class A Shares.........      3,637,500
     400,000 Delhaize America, Inc., Class B Shares.............      6,150,000
     200,000 The Gillette Co. ..................................      6,987,500
      67,700 Hannaford Bros. Co. ...............................      4,865,938
             Hearst-Argyle Television, Inc., Class A Shares
     175,000 (a)................................................      3,412,500
     800,000 Hormel Foods Corp. ................................     13,450,000
     250,000 John B. Sanfillippo & Son Inc. (a).................        734,375
     300,000 Michael Foods, Inc.................................      7,350,000
     734,400 Nabisco Group Holdings Corp. ......................     19,048,500
     150,000 The News Corp. Ltd., ADR...........................      7,125,000
     450,000 The Pepsi Bottling Group, Inc. ....................     13,134,375
     175,000 PepsiCo, Inc.......................................      7,776,563
     200,000 Philip Morris Cos., Inc. ..........................      5,312,500
     450,000 Safeway Inc. (a)...................................     20,306,250
     450,000 Tyson Foods, Inc., Class A Shares..................      3,937,500
                                                                   ------------
                                                                    123,228,501
                                                                   ------------

                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Capital Fund

-------------------------------------------------------------------------------
   Shares                          Security                           Value

-------------------------------------------------------------------------------
 Energy -- 8.2%
     400,000 3TEC Energy Corp. .................................   $  4,000,000
     106,800 Caminus Corp. (a)..................................      2,616,600
     200,000 Conoco Inc., Class B Shares........................      4,912,500
     150,000 Devon Energy Corp. ................................      8,428,125
     250,000 Paradigm Geophysical Ltd. (a)......................      1,500,000
     140,500 R&B Falcon Corp. (a)...............................      3,310,531
     250,000 Suncor Energy Inc. ................................      5,828,125
     950,000 Tesoro Petroleum Corp. (a).........................      9,618,750
                                                                   ------------
                                                                     40,214,631
                                                                   ------------
 Financial Services -- 6.8%
     200,000 The Bank of New York Co., Inc. ....................      9,300,000
     246,500 Banknorth Group, Inc. .............................      3,774,531
     100,000 Comerica Inc. .....................................      4,487,500
     150,000 FleetBoston Financial Corp. .......................      5,100,000
     225,000 Mercantile Bankshares Corp. .......................      6,707,813
     150,000 Protective Life Corp. .............................      3,993,750
                                                                   ------------
                                                                     33,363,594
                                                                   ------------
 Healthcare -- 5.8%
             Health Management Associates, Inc., Class A Shares
     200,000 (a)................................................      2,612,500
     150,000 Merck & Co., Inc. .................................     11,493,750
     175,000 Novartis AG, ADR (a)...............................      7,000,000
      46,000 Nycomed Amersham PLC, ADR..........................      2,254,000
     100,000 Schering-Plough Corp. .............................      5,050,000
                                                                   ------------
                                                                     28,410,250
                                                                   ------------
 Technology -- 15.0%
     225,000 3Com Corp. (a).....................................     12,965,625
     100,000 Advanced Micro Devices, Inc. (a)...................      7,725,000
     175,000 ASM International N.V. (a).........................      4,637,500
     200,000 Compaq Computer Corp. .............................      5,112,500
      60,000 Comverse Technology, Inc. (a)......................      5,580,000
     166,200 Cypress Semiconductor Corp. (a)....................      7,021,950
     200,000 Digital Microwave Corp. (a)........................      7,625,000
       2,500 Exfo Electro-Optical Engineering Inc. (a) .........        109,688
      45,000 International Business Machines Corp. .............      4,930,313
     165,500 Latitude Communications, Inc. (a)..................      1,851,531
       7,500 Marvell Technology Group Ltd. .....................        427,500
       1,500 Netease.com Inc. ..................................         18,188
     175,000 Organic, Inc. (a)..................................      1,706,250
      50,000 Plantronics, Inc. (a)..............................      5,775,000
      75,000 Seagate Technology, Inc. (a).......................      4,125,000
     250,000 SpeedFam-IPEC, Inc. (a)............................      4,546,871
                                                                   ------------
                                                                     74,157,916
                                                                   ------------
             TOTAL COMMON STOCK
             (Cost -- $382,081,822).............................    448,108,224
                                                                   ------------
    Face
   Amount

 -----------
 CONVERTIBLE CORPORATE BONDS -- 1.9%
 Consumer Cyclicals -- 1.2%
             Sunbeam Corp.:
 $25,000,000 Zero coupon due 3/25/18 (c)(d).....................      4,062,500
  10,000,000 Zero coupon due 3/25/18 (d)........................      1,625,000
                                                                   ------------
                                                                      5,687,500
                                                                   ------------

                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Capital Fund

-------------------------------------------------------------------------------
    Face
   Amount                          Security                           Value

-------------------------------------------------------------------------------
 Energy -- 0.7%
 $ 6,000,000 Friede Goldman Halter Inc., 4.500% due 9/15/04.....   $  3,637,500
                                                                   ------------
             TOTAL CONVERTIBLE CORPORATE BONDS
             (Cost -- $10,402,367)..............................      9,325,000
                                                                   ------------

 CORPORATE BONDS -- 1.4%
 Capital Goods -- 1.2%
             Harnischfeger Industries, Inc.:
   9,000,000 8.700% due 6/15/22 (a)(d)..........................      3,465,000
   6,000,000 7.250% due 12/15/25 (a)(d).........................      2,310,000
                                                                   ------------
                                                                      5,775,000
                                                                   ------------

 Consumer Cyclicals -- 0.0%
             Breed Technologies, Inc., 9.250% due 4/15/08
   2,500,000 (a)(d).............................................         28,125
                                                                   ------------
 Financial Services -- 0.2%
             ContiFinancial Corp.:
     875,000 7.500% due 3/15/02 (a)(d)..........................        109,375
   5,115,000 8.125% due 4/1/08 (d)..............................        639,375
                                                                   ------------
                                                                        748,750
                                                                   ------------
             TOTAL CORPORATE BONDS
             (Cost -- $7,735,911)...............................      6,551,875
                                                                   ------------
  Contracts

 -----------
 PURCHASED PUT OPTIONS -- 0.2%
     125,000 DoubleClick Inc., Expire 7/22/00, exercise price
             $35................................................        285,156
             Inter@ctive Week Internet Index:
      25,000 Expire 8/19/00, exercise price $450................        209,375
       5,000 Expire 8/19/00, exercise price $480................         83,750
      10,000 Expire 8/19/00, exercise price $400................         87,500
             S&P 500 Index Option:
      10,000 Expire 7/22/00, exercise price $1,400..............         65,625
      10,000 Expire 7/22/00, exercise price $1,425..............        131,250
                                                                   ------------
             TOTAL PURCHASED PUT OPTIONS
             (Cost -- $1,291,351)...............................        862,656
                                                                   ------------
    Face
   Amount

 -----------
 REPURCHASE AGREEMENT -- 5.3%
 $25,892,000 State Street Bank & Trust Co., 6.550% due 7/3/00;
              Proceeds at maturity -- $25,906,133;
              (Fully collateralized by U.S. Treasury Notes,
              12.000% due 8/15/13; Market value -- $25,992,044)
              (Cost -- $25,892,000).............................     25,892,000
                                                                   ------------
             TOTAL INVESTMENTS  -- 100%
             (Cost -- $427,403,451*)............................   $490,739,755
                                                                   ============

------
(a) Non-income producing security.
(b) Security valued in accordance with fair valuation procedures.
(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(d) Security is currently in default.
 + On July 3, 2000, Bell Atlantic Corp. and GTE Corp. merged. The surviving company was renamed Verizon Communications.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviation used in this schedule:

  ADR -- American Depository Receipt.
                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Large Cap Growth Fund

--------------------------------------------------------------------------------
  Shares                          Security                              Value

--------------------------------------------------------------------------------
 COMMON STOCK -- 100.0%

 Business Services -- 1.6%
   1,140 Automatic Data Processing, Inc. .........................   $    61,061
   3,450 Concord EFS, Inc. (a)....................................        89,700
   1,600 MarchFirst, Inc. (a).....................................        29,200
     945 Paychex, Inc. ...........................................        39,690
                                                                     -----------
                                                                         219,651
                                                                     -----------

 Commercial Services -- 2.1%
   3,390 The Interpublic Group of Cos., Inc. .....................       145,770
   1,580 Omnicom Group Inc. ......................................       140,719
                                                                     -----------
                                                                         286,489
                                                                     -----------

 Communications -- 2.6%
   2,500 Bell Atlantic Corp.+ ....................................       127,031
   3,050 BellSouth Corp. .........................................       130,006
   1,630 QUALCOMM Inc. (a)........................................        97,800
                                                                     -----------
                                                                         354,837
                                                                     -----------

 Computers -- 13.4%
   2,770 Dell Computer Corp. (a)..................................       136,596
   6,850 Intel Corp. .............................................       915,759
   4,680 International Business Machines Corp. ...................       512,753
   2,880 Sun Microsystems, Inc. (a)...............................       261,900
                                                                     -----------
                                                                       1,827,008
                                                                     -----------

 Computer Software and Services -- 11.9%
     610 Adobe Systems Inc. ......................................        79,300
   3,310 America Online, Inc. (a).................................       174,603
     450 Computer Sciences Corp. (a)..............................        33,609
   8,480 Microsoft Corp. (a)......................................       678,400
     790 National Instruments Corp. (a)...........................        34,464
   1,170 Network Appliance, Inc. (a)..............................        94,185
   4,920 Oracle Corp. (a).........................................       413,587
     880 Yahoo! Inc. (a)..........................................       109,010
                                                                     -----------
                                                                       1,617,158
                                                                     -----------

 Consumer Non-Cyclicals -- 1.7%
   4,080 The Coca-Cola Co.........................................       234,345
                                                                     -----------

 Drugs and Healthcare -- 10.1%
   1,990 Amgen Inc. (a)...........................................       139,798
     720 Biogen, Inc. (a).........................................        46,440
   1,240 Eli Lilly & Co. .........................................       123,845
   3,420 Johnson & Johnson........................................       348,412
  12,405 Pfizer Inc. .............................................       595,440
   2,370 Schering-Plough Corp. ...................................       119,685
                                                                     -----------
                                                                       1,373,620
                                                                     -----------

 Electronics -- 4.3%
     330 Altera Corp. (a).........................................        33,639
     820 American Power Conversion Corp. (a)......................        33,467
     850 Dallas Semiconductor Corp. ..............................        34,637
   2,230 Linear Technology Corp. .................................       142,581
     620 Micrel, Inc. (a).........................................        26,931

                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Large Cap Growth Fund

--------------------------------------------------------------------------------
  Shares                          Security                              Value

--------------------------------------------------------------------------------
 Electronics -- 4.3% (continued)
     620 Sanmina Corp. (a)........................................   $    53,010
     630 Tellabs, Inc. (a)........................................        43,116
   2,600 Texas Instruments Inc. ..................................       178,587
     430 Xilinx, Inc. (a).........................................        35,502
                                                                     -----------
                                                                         581,470
                                                                     -----------

 Entertainment -- 1.9%
   2,140 Time Warner Inc. ........................................       162,640
   2,640 The Walt Disney Co. .....................................       102,465
                                                                     -----------
                                                                         265,105
                                                                     -----------

 Finance -- 7.1%
   3,180 American Express Co. ....................................       165,758
   2,310 The Bank of New York Co., Inc. ..........................       107,415
   2,010 Fannie Mae...............................................       104,897
   1,370 Freddie Mac..............................................        55,485
   6,650 MBNA Corp. ..............................................       180,381
     820 Merrill Lynch & Co., Inc. ...............................        94,300
   2,270 Morgan Stanley Dean Witter & Co. ........................       188,977
   1,160 Northern Trust Corp. ....................................        75,473
                                                                     -----------
                                                                         972,686
                                                                     -----------

 Industrial Manufacturing and Processing -- 9.8%
     710 Emerson Electric Co. ....................................        42,866
  18,970 General Electric Co. ....................................     1,005,410
   1,450 Genuine Parts Co. .......................................        29,000
   1,970 Illinois Tool Works Inc. ................................       112,290
   3,070 Tyco International Ltd. .................................       145,441
                                                                     -----------
                                                                       1,335,007
                                                                     -----------

 Insurance -- 4.7%
   3,760 American International Group, Inc. ......................       441,800
   1,885 Marsh & McLennan Cos., Inc. .............................       196,865
                                                                     -----------
                                                                         638,665
                                                                     -----------

 Oil and Gas -- 4.3%
   1,860 Diamond Offshore Drilling, Inc. .........................        65,332
   2,610 ENSCO International Inc. ................................        93,471
   5,540 Exxon Mobil Corp. .......................................       434,890
                                                                     -----------
                                                                         593,693
                                                                     -----------

 Retail -- 8.0%
   2,310 Bed Bath & Beyond Inc. (a)...............................        83,738
   2,600 The Gap, Inc. ...........................................        81,250
   3,280 The Home Depot, Inc. ....................................       163,795
   1,700 Intimate Brands, Inc. ...................................        33,575
   2,390 Kohl's Corp. (a).........................................       132,944
   1,500 The Limited, Inc. .......................................        32,437
   1,200 Lowe's Cos., Inc. .......................................        49,275
   7,640 Wal-Mart Stores, Inc. ...................................       440,255
   2,440 Walgreen Co. ............................................        78,537
                                                                     -----------
                                                                       1,095,806
                                                                     -----------


                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Large Cap Growth Fund

--------------------------------------------------------------------------------
  Shares                          Security                              Value

--------------------------------------------------------------------------------
 Technology -- 10.7%
  11,250 Cisco Systems, Inc. (a)..................................   $   715,078
     350 Comverse Technology, Inc. (a)............................        32,550
   4,280 EMC Corp. (a)............................................       329,292
   1,330 Hewlett-Packard Co. .....................................       166,084
     895 Lexmark International Group, Inc. (a)....................        60,189
   4,130 Motorola, Inc. ..........................................       120,028
     610 Symbol Technologies, Inc. ...............................        32,940
                                                                     -----------
                                                                       1,456,161
                                                                     -----------

 Telecommunications -- 5.8%
   4,600 Nortel Networks Corp. ...................................       313,950
   6,130 SBC Communications Inc. .................................       265,123
   4,630 WorldCom, Inc. (a).......................................       212,401
                                                                     -----------
                                                                         791,474
                                                                     -----------
         TOTAL INVESTMENTS -- 100%
         (Cost -- $12,513,523*)...................................   $13,643,175
                                                                     ===========

------
(a) Non-income producing security.
 + On July 3, 2000, Bell Atlantic Corp. and GTE Corp. merged. The surviving company was renamed Verizon Communications.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Investors Value Fund

--------------------------------------------------------------------------------
   Shares                          Security                            Value

--------------------------------------------------------------------------------
 COMMON STOCK -- 94.4%
 Basic Industries -- 2.6%
     375,000 Alcoa, Inc. ........................................   $ 10,875,000
     370,000 International Paper Co. ............................     11,030,625
                                                                    ------------
                                                                      21,905,625
                                                                    ------------
 Capital Goods -- 2.5%
     395,000 Honeywell International Inc. .......................     13,306,563
     200,000 Ingersoll-Rand Co. .................................      8,050,000
                                                                    ------------
                                                                      21,356,563
                                                                    ------------
 Communication Services -- 9.2%
     150,000 ALLTEL Corp. .......................................      9,290,625
     285,000 Bell Atlantic Corp.+ ...............................     14,481,563
      48,000 General Motors Corp., Class H Shares................      4,212,000
     240,000 GTE Corp.+ .........................................     14,940,000
     425,000 SBC Communications Inc. ............................     18,381,250
     347,500 WorldCom, Inc. (a)..................................     15,941,562
                                                                    ------------
                                                                      77,247,000
                                                                    ------------
 Consumer Cyclicals -- 4.9%
     500,000 Costco Wholesale Corp. .............................     16,500,000
     367,000 Federated Department Stores, Inc. (a)...............     12,386,250
     215,000 Target Corp. .......................................     12,470,000
                                                                    ------------
                                                                      41,356,250
                                                                    ------------
 Consumer Non-Cyclicals -- 20.0%
     340,000 AT&T Corp. - Liberty Media, Class A Shares..........      8,245,000
     100,000 Albertson's, Inc. ..................................      3,325,000
     527,200 Coca-Cola Enterprises Inc. .........................      8,599,950
     297,000 Delhaize America, Inc., Class B Shares..............      4,566,375
     210,000 Kimberly-Clark Corp. ...............................     12,048,750
     200,000 McDonald's Corp. ...................................      6,587,500
     847,300 Nabisco Group Holdings Corp. .......................     21,976,844
     300,000 The News Corp. Ltd. ADR.............................     14,250,000
     655,000 The Pepsi Bottling Group, Inc. .....................     19,117,812
     225,000 PepsiCo, Inc. ......................................      9,998,438
     535,000 Philip Morris Cos. Inc. ............................     14,210,937
     375,000 R.J. Reynolds Tobacco Holdings, Inc. ...............     10,476,563
     552,700 Ralston Purina Group................................     11,019,456
     410,000 Safeway Inc. (a)....................................     18,501,250
     643,500 Tyson Foods, Inc., Class A Shares...................      5,630,625
                                                                    ------------
                                                                     168,554,500
                                                                    ------------
 Energy -- 7.2%
     150,000 Amerada Hess Corp. .................................      9,262,500
     252,000 Burlington Resources Inc. ..........................      9,639,000
     475,000 Conoco Inc., Class A Shares.........................     10,450,000
     205,000 Royal Dutch Petroleum Co. ADR.......................     12,620,313
     185,000 Total Fina SA ADR...................................     14,210,312
     166,600 USX - Marathon Group................................      4,175,412
                                                                    ------------
                                                                      60,357,537
                                                                    ------------

                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Investors Value Fund

--------------------------------------------------------------------------------
   Shares                           Security                           Value

--------------------------------------------------------------------------------
 Financial Services -- 16.1%
     144,000 American Express Co. ................................  $  7,506,000
     115,000 American General Corp. ..............................     7,015,000
     365,000 Associates First Captial Corp. ......................     8,144,063
     395,000 The Bank of New York Co., Inc. ......................    18,367,500
     285,000 The Chase Manhattan Corp. ...........................    13,127,813
     180,000 Comerica Inc. .......................................     8,077,500
     332,367 FleetBoston Financial Group, Inc. ...................    11,300,478
     180,000 Freddie Mac..........................................     7,290,000
     385,000 Household International, Inc. .......................    16,001,562
     390,000 MBNA Corp. ..........................................    10,578,750
     150,000 Morgan Stanley Dean Witter & Co. ....................    12,487,500
     182,500 U.S. Bancorp. .......................................     3,513,125
     405,000 Washington Mutual, Inc. .............................    11,694,375
                                                                    ------------
                                                                     135,103,666
                                                                    ------------

 Healthcare -- 9.0%
     220,000 Abbott Laboratories..................................     9,803,750
     185,000 American Home Products Corp. ........................    10,868,750
      75,000 Eli Lilly & Co. .....................................     7,490,625
     200,000 Merck & Co., Inc. ...................................    15,325,000
     225,000 Novartis AG, ADR (a).................................     9,000,000
     343,910 Pharmacia Corp. .....................................    17,775,848
     110,000 Schering-Plough Corp. ...............................     5,555,000
                                                                    ------------
                                                                      75,818,973
                                                                    ------------

 Real Estate Investment Trust -- 0.5%
     150,000 Equity Office Properties Trust.......................     4,134,375
                                                                    ------------

 Technology -- 18.4%
     311,500 3Com Corp. (a).......................................    17,950,187
     130,000 Alcatel SA ADR.......................................     8,645,000
      90,000 Applied Materials, Inc. (a)..........................     8,156,250
     610,000 Compaq Computer Corp. ...............................    15,593,125
     185,000 Computer Associates International, Inc. .............     9,469,688
      17,000 Corning Inc. ........................................     4,587,893
      90,000 Hewlett-Packard Co. .................................    11,238,750
      75,000 Intel Corp. .........................................    10,026,563
     170,000 International Business Machines Corp. ...............    18,625,625
     109,720 Micron Technology, Inc. (a)..........................     9,662,218
     150,000 Motorola, Inc. ......................................     4,359,375
     335,000 National Semiconductor Corp. (a).....................    19,011,250
     165,000 Seagate Technology, Inc. (a).........................     9,075,000
     130,000 Tellabs, Inc. (a)....................................     8,896,875
                                                                    ------------
                                                                     155,297,799
                                                                    ------------

 Transportation -- 1.8%
     280,000 Canadian National Railway Co. .......................     8,172,500
     270,000 Canadian Pacific Ltd. ...............................     7,070,625
                                                                    ------------
                                                                      15,243,125
                                                                    ------------

 Utilities -- 2.2%
     125,100 The Coastal Corp. ...................................     7,615,462
     260,000 The Williams Cos., Inc. .............................    10,838,750
                                                                    ------------
                                                                      18,454,212
                                                                    ------------
             TOTAL COMMON STOCK
             (Cost -- $615,317,439)...............................   794,829,625
                                                                    ------------

                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Investors Value Fund

-------------------------------------------------------------------------------
    Face
   Amount                          Security                           Value


-------------------------------------------------------------------------------
 CONVERTIBLE CORPORATE BONDS -- 0.7%
             NTL Inc., Sub. Notes:
 $ 1,750,000 7.000% due 12/15/08................................   $  2,859,062
   3,950,000 5.750% due 12/15/09 (b)............................      3,155,062
                                                                   ------------
             TOTAL CONVERTIBLE CORPORATE BONDS
             (Cost -- $5,700,000)...............................      6,014,124
                                                                   ------------
 REPURCHASE AGREEMENT -- 4.9%
  41,202,000 SBC Warburg Dillion Read Inc., 6.550% due 7/3/00;
              Proceeds at maturity -- $41,224,489; Fully
              collateralized by U.S. Treasury Notes, 6.500% due
              8/31/01; Market value -- $42,027,000) (Cost --
               $41,202,000).....................................     41,202,000
                                                                   ------------
             TOTAL INVESTMENTS -- 100%
             (Cost -- $662,219,439*)............................   $842,045,749
                                                                   ============

------
(a) Non-income producing security.
(b) Security is exempt from registration under rule 144A of the securities Act of 1933. The security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
 + On July 3, 2000, Bell Atlantic Corp. and GTE Corp. merged. The surviving company was renamed Verizon Communications.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviation used in this schedule:

  ADR -- American Depository Receipt.

                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Balanced Fund

--------------------------------------------------------------------------------
   Shares                          Security                            Value

--------------------------------------------------------------------------------
 COMMON STOCK -- 48.9%
 Basic Industries -- 0.8%
    218,600 USEC Inc. ...........................................   $  1,011,025
                                                                    ------------
 Capital Goods -- 1.6%
     20,726 Cooper Industries, Inc. (a)..........................        674,890
     36,000 Pitney Bowes Inc. ...................................      1,440,000
                                                                    ------------
                                                                       2,114,890
                                                                    ------------
 Communications -- 5.3%
     20,000 AT&T Corp. ..........................................        632,500
     40,000 Bell Atlantic Corp. (a)+.............................      2,032,500
     28,000 GTE Corp.+ ..........................................      1,743,000
     59,100 SBC Communications Inc. (a)..........................      2,556,075
                                                                    ------------
                                                                       6,964,075
                                                                    ------------
 Consumer Cyclicals -- 2.9%
     19,500 Eastman Kodak Co. ...................................      1,160,250
     27,428 Fine Host Corp. (b)++ ...............................        257,234
      6,000 J.C. Penney Co., Inc. ...............................        110,625
     33,150 The May Department Stores Co. .......................        795,600
     48,000 Sears, Roebuck & Co. ................................      1,566,000
                                                                    ------------
                                                                       3,889,709
                                                                    ------------
 Consumer Non-Cyclicals -- 5.7%
      6,000 Anheuser-Busch Cos., Inc. ...........................        448,125
     70,000 Avon Products, Inc. (a)..............................      3,115,000
     13,000 The Coca-Cola Co. ...................................        746,688
     50,000 Delhaize America, Inc., Class B Shares...............        768,750
     10,000 H.J. Heinz Co. ......................................        437,500
     40,000 Hormel Foods Corp. ..................................        672,500
      6,000 McDonald's Corp. ....................................        197,625
      8,000 PepsiCo, Inc. .......................................        355,500
     45,000 Ralston Purina Group.................................        897,187
                                                                    ------------
                                                                       7,638,875
                                                                    ------------
 Energy -- 10.1%
     25,000 Amerada Hess Corp. (a)...............................      1,543,750
     30,436 BP Amoco PLC.........................................      1,721,536
     41,482 Exxon Mobil Corp. ...................................      3,256,337
     50,000 Halliburton Co. .....................................      2,359,375
     16,000 Royal Dutch Petroleum Co.-NY Shares..................        985,000
     20,000 Schlumberger Ltd. ...................................      1,492,500
     60,000 Suncor Energy Inc. ..................................      1,398,750
     12,000 Texaco Inc. .........................................        639,000
                                                                    ------------
                                                                      13,396,248
                                                                    ------------
 Financial Services -- 2.8%
     30,000 The Allstate Corp. ..................................        667,500
      9,000 Bank of America Corp. ...............................        387,000
     18,000 The Chubb Corp. .....................................      1,107,000
     20,000 First Union Corp. ...................................        496,250
     30,000 FleetBoston Financial Corp. .........................      1,020,000
                                                                    ------------
                                                                       3,677,750
                                                                    ------------
 Healthcare -- 6.1%
     30,000 American Home Products Corp. (a).....................      1,762,500
     26,000 Bausch & Lomb Inc. ..................................      2,011,750

                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Balanced Fund

--------------------------------------------------------------------------------
   Shares                          Security                            Value

--------------------------------------------------------------------------------
 Healthcare -- 6.1% (continued)
     11,800 Johnson & Johnson....................................   $  1,202,125
      8,000 Merck & Co., Inc. ...................................        613,000
     30,000 Pfizer Inc. .........................................      1,440,000
     21,900 Pharmacia Corp. .....................................      1,131,956
                                                                    ------------
                                                                       8,161,331
                                                                    ------------

 Real Estate Investment Trust -- 7.2%
     67,500 Arden Realty, Inc. ..................................      1,586,250
     35,000 Bedford Property Investors, Inc. ....................        649,688
     55,000 Brandywine Realty Trust..............................      1,051,875
     45,000 Duke-Weeks Realty Corp. .............................      1,006,875
     65,000 Glenborough Realty Trust Inc. .......................      1,133,438
     15,250 JDN Realty Corp. ....................................        155,359
     75,000 Mid-Atlantic Realty Trust............................        750,000
     84,000 New Plan Excel Realty Trust..........................      1,092,000
     18,000 Prentiss Properties Trust............................        432,000
     35,000 Reckson Associates Realty Corp. .....................        831,250
     28,000 Sun Communities, Inc. ...............................        936,250
                                                                    ------------
                                                                       9,624,985
                                                                    ------------

 Technology -- 2.8%
     31,000 International Business Machines Corp. (a)............      3,396,438
     15,000 Xerox Corp. .........................................        311,250
                                                                    ------------
                                                                       3,707,688
                                                                    ------------

 Transportation -- 2.0%
     40,000 Canadian National Railway Co. .......................      1,167,500
     30,000 Union Pacific Corp. .................................      1,115,625
      6,200 United Parcel Services, Inc., Class B Shares.........        365,800
                                                                    ------------
                                                                       2,648,925
                                                                    ------------

 Utilities -- 1.6%
     40,000 Edison International.................................        820,000
     45,000 Reliant Energy, Inc. ................................      1,330,312
                                                                    ------------
                                                                       2,150,312
                                                                    ------------
            TOTAL COMMON STOCK
            (Cost -- $62,082,554)................................     64,985,813
                                                                    ------------
 CONVERTIBLE PREFERRED STOCK -- 3.4%

 Basic Industries -- 0.5%
     10,000 International Paper Capital Trust, 5.250%............        376,250
      1,800 LTV Corp., 8.250% (c)................................         76,050
      3,200 LTV Corp., Series A, 8.250%..........................        135,200
                                                                    ------------
                                                                         587,500
                                                                    ------------

 Communications -- 0.5%
     12,500 ICG Funding LLC, 6.750%..............................        651,563
                                                                    ------------

 Consumer Cyclicals -- 0.5%
     15,000 Wendy's Financing Series, 5.000%.....................        675,000
                                                                    ------------

 Energy -- 1.5%
     25,000 Kerr-McGee Corp., 5.500%.............................      1,243,750
     25,000 Tesoro Petroleum Corp., 7.250%.......................        271,875
     10,000 Tosco Financing Trust, 5.750%........................        477,500
                                                                    ------------
                                                                       1,993,125
                                                                    ------------

                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Balanced Fund

-------------------------------------------------------------------------------
   Shares                         Security                            Value

-------------------------------------------------------------------------------
 Transportation -- 0.4%
     12,500 Canadian National Railway Co., 5.250%...............   $    562,499
            TCR Holding Corp. (b):
        321 Class B Shares......................................              3
        177 Class C Shares......................................              2
        466 Class D Shares......................................              5
        964 Class E Shares......................................              9
                                                                   ------------
                                                                        562,518
                                                                   ------------
            TOTAL CONVERTIBLE PREFERRED STOCK
            (Cost -- $4,387,621)................................      4,469,706
                                                                   ------------

   Rights
 ----------
 RIGHTS -- 0.0%

 Real Estate Investment Trust -- 0.0%
     70,000 Excel Realty Trust, Inc., Expire 5/1/08.............              0
     65,000 Glenborough Realty Trust Inc., Expire 7/20/08.......              0
                                                                   ------------
            TOTAL RIGHTS
            (Cost -- $0)........................................              0
                                                                   ------------

    Face
   Amount
 ----------
 CORPORATE BONDS -- 14.5%

 Basic Industries -- 1.6%
 $  200,000 Berry Plastics Corp., 12.250% due 4/15/04...........        190,750
    125,000 Breed Technologies Inc., 9.250% due 4/15/08 (b)(d)..          1,406
    250,000 Federal-Mogul Co., 7.500% due 1/15/09...............        171,562
    125,000 Hexcel Corp., 9.750% due 1/15/09....................        111,875
    125,000 Indesco International Inc., 9.750% due 4/15/08......         46,875
    125,000 P&L Coal Holdings Corp., 9.625% due 5/15/08.........        116,563
    200,000 Radnor Holdings Inc., 10.000% due 12/1/03...........        180,000
  1,000,000 Raytheon Co., 6.150% due 11/1/08....................        888,750
    400,000 USX Corp., 7.200% due 2/15/04.......................        393,500
                                                                   ------------
                                                                      2,101,281
                                                                   ------------

 Capital Goods -- 0.1%
    125,000 Jordan Industries Inc., 10.375% due 8/1/07..........        115,000
                                                                   ------------

 Consumer Cyclicals -- 0.9%
    115,000 Cole National Group Inc., 8.625% due 8/15/07........         76,475
    100,000 Collins & Aikman Floor Coverings Inc., Series B,
             10.000% due 1/15/07................................         97,750
    125,000 Daimlerchrysler NA Holding Corp., 7.750% due
             5/27/03............................................        125,938
    250,000 HMH Properties, 7.875% due 8/1/08...................        225,625
     50,000 Revlon Consumer Products, 8.625% due 2/1/08.........         25,500
    675,000 Wal-Mart Stores, 7.550% due 2/15/30.................        691,875
                                                                   ------------
                                                                      1,243,163
                                                                   ------------

 Consumer Non-Cyclicals -- 1.9%
    100,000 American Safety Razor Co., 9.875% due 8/1/05........         96,500
    250,000 B&G Foods Inc., 9.625% due 8/1/07...................        176,250
    250,000 Delta Beverage Group Inc., 9.750% due 12/15/03......        237,187
    800,000 Fremont General Corp., 7.700% due 3/17/04...........        340,000
    125,000 French Fragrances Inc., 10.375% due 5/15/07.........        120,625
    125,000 Harrah's Operating Co., Inc., 7.875% due 12/15/05...        117,813
    130,000 Hines Horticulture, Inc., 11.750% due 10/15/05......        130,650
    250,000 Home Interiors & Gifts Inc., 10.125% due 6/1/08.....        143,750

                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Balanced Fund

-------------------------------------------------------------------------------
    Face
   Amount                         Security                            Value

-------------------------------------------------------------------------------
 Consumer Non-Cyclicals -- 1.9% (continued)
 $  250,000 North Atlantic Trading Co., 11.000% due 6/15/04.....   $    226,875
    250,000 Park Place Entertainment Corp., 7.875% due
             12/15/05...........................................        235,625
    125,000 Simmons Co., Series B, 10.250% due 3/15/09..........        111,563
    650,000 Spieker Properties, Inc., 7.250% due 5/1/09.........        606,125
                                                                   ------------
                                                                      2,542,963
                                                                   ------------

 Energy -- 0.5%
    200,000 Benton Oil & Gas Co., 11.625% due 5/1/03............        129,000
    150,000 Clark R&M Inc., 8.875% due 11/15/07.................         96,750
    425,000 Union Oil Co. of California, 7.350% due 6/15/09.....        413,313
                                                                   ------------
                                                                        639,063
                                                                   ------------

 Financial/Leasing -- 3.0%
            ContiFinancial Corp.:
    125,000 7.500% due 3/15/02..................................         15,625
    125,000 8.125% due 4/1/08...................................         15,625
  1,000,000 Countrywide Home Loan Corp., 6.250% due 4/15/09.....        876,250
    325,000 DVI Inc., 9.875% due 2/1/04.........................        297,375
    700,000 Morgan Stanley Dean Witter & Co., 7.750% due
             6/15/05............................................        704,375
    250,000 Motors & Gears, Inc., 10.750% due 11/15/06..........        241,875
  1,075,000 PaineWebber Group Inc., 7.625% due 12/1/09..........      1,017,219
    850,000 Sears Roebuck Acceptance Corp., 7.000% due 6/15/07..        803,250
                                                                   ------------
                                                                      3,971,594
                                                                   ------------

 Healthcare -- 0.1%
    100,000 Fresensius Medical Care Capital Trust I, 9.000% due
             12/1/06............................................         95,250
                                                                   ------------

 Housing Related -- 0.2%
    250,000 CB Richard Ellis Services., 8.875% due 6/1/06.......        213,750
                                                                   ------------

 Manufacturing -- 0.5%
    250,000 Axiohm Transaction Solution, Inc., 9.750% due
             10/1/07 (b)(d).....................................         51,875
    250,000 High Voltage Engineering Inc., 10.500% due 8/15/04..        173,750
    250,000 Navistar International Corp., 8.000% due 2/1/08.....        230,625
    250,000 Polymer Group, Inc., 9.000% due 7/1/07..............        213,750
                                                                   ------------
                                                                        670,000
                                                                   ------------

 Media -- 3.6%
  1,725,000 A.H. Belo Corp., 7.250% due 9/15/27.................      1,418,813
    200,000 Adelphia Communications, 10.500% due 7/15/04........        201,000
    150,000 Century Communications, zero coupon due 1/15/08.....         62,250
    200,000 CSC Holdings, Inc., 10.500% due 5/15/16.............        213,500
    250,000 Diamond Cable Communications PLC, (zero coupon until
             12/15/00, 11.750% thereafter) due 12/15/05.........        238,438
    250,000 FrontierVision Holdings, 11.000% due 10/15/06.......        253,750
    850,000 GTE Corp., 6.940% due 4/15/28+......................        753,313
    250,000 Hollinger International Publishing, 9.250% due
             3/15/07............................................        247,500
    125,000 ICG Holdings Inc., (zero coupon until 9/15/00,
             13.500% thereafter) due 9/15/05....................        121,563
    125,000 Intermedia Communication Inc., 8.600% due 6/1/08....        116,250
    250,000 Metronet Communications, (zero coupon until 6/15/03,
             9.950% thereafter) due 6/15/08.....................        203,750
    400,000 NTL Inc., Series B, (zero coupon until 2/1/01,
             11.500% thereafter) due 2/15/06....................        371,000
    250,000 Rogers Communications, Inc., 8.875% due 7/15/07.....        246,250
    400,000 Sprint Capital Corp., 5.700% due 11/15/03...........        379,500
                                                                   ------------
                                                                      4,826,877
                                                                   ------------

 Services and Other -- 1.1%
    250,000 Allied Waste Industries, Inc., 7.875% due 1/1/09....        214,375
    750,000 Cendant Corp., 7.750% due 12/1/03...................        724,688

                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Balanced Fund

-------------------------------------------------------------------------------
    Face
   Amount                         Security                            Value

-------------------------------------------------------------------------------
 Services and Other -- 1.1% (continued)
 $  250,000 Loomis Fargo & Co., 10.000% due 1/15/04.............   $    241,250
    250,000 Pierce Leahy Corp., 11.125% due 7/15/06.............        259,375
    125,000 Safety-Kleen Corp., 9.250% due 6/1/08...............         10,625
                                                                   ------------
                                                                      1,450,313
                                                                   ------------

 Telecommunication and Utilities -- 0.7%
    250,000 Calpine Corp., 8.750% due 7/15/07...................        244,063
    750,000 Duke Energy Corp., Series D, 7.375% due 3/1/10......        738,750
                                                                   ------------
                                                                        982,813
                                                                   ------------

 Transportation -- 0.3%
    250,000 Enterprise Shipholding Inc., 8.875% due 5/1/08......        141,250
    200,000 Holt Group, 9.750% due 1/15/06......................         20,000
    150,000 Teekay Shipping Corp., 8.320% due 2/1/08............        138,750
    265,000 TFM (zero coupon until 6/15/02, 11.750% thereafter)
             due 6/15/09........................................        182,188
                                                                   ------------
                                                                        482,188
                                                                   ------------
            TOTAL CORPORATE BONDS
            (Cost -- $22,536,555)...............................     19,334,255
                                                                   ------------
 CONVERTIBLE CORPORATE BONDS -- 8.5%
 Consumer Cyclicals -- 0.5%
    750,000 Costco Wholesale Corp., zero coupon due 8/19/17.....        617,813
                                                                   ------------

 Consumer Non-Cyclicals -- 0.9%
            Interpublic Group Co. Inc.:
    250,000 1.870% due 6/1/06 (c)...............................        242,500
    250,000 1.870% due 6/1/06...................................        242,500
  2,000,000 Network Associates Inc., zero coupon due 2/13/18....        712,500
                                                                   ------------
                                                                      1,197,500
                                                                   ------------
 Data Technology/Information Services -- 2.1%
    750,000 Cypress Semiconductor Corp., 4.000% due 2/1/05......        870,937
    750,000 Integrated Process Equipment, 6.250% due 9/15/04
             (c)................................................        593,438
  1,000,000 Quantum Corp., 7.000% due 8/1/04....................        790,630
    500,000 Redback Networks Inc., 5.000% due 4/1/07 (c)........        567,500
                                                                   ------------
                                                                      2,822,505
                                                                   ------------
 Energy -- 1.5%
    600,000 Diamond Offshore Drilling, 3.750% due 2/15/07.......        625,500
  1,000,000 Friede Goldman Halter, 4.500% due 9/15/04...........        606,250
    400,000 Kerr-McGee Corp., 7.500% due 5/15/14................        385,500
    500,000 Pogo Producing Co., 5.500% due 6/15/06..............        419,375
                                                                   ------------
                                                                      2,036,625
                                                                   ------------
 Financial Services -- 0.6%
    750,000 Credit Suisse First Boston Corp., 1.000% due
             4/7/05.............................................        761,250
                                                                   ------------
 Healthcare -- 0.9%
    400,000 HEALTHSOUTH Corp., 3.250% due 4/1/03 (c)............        316,000
    500,000 Invitrogen Corp., 5.500% due 3/1/07 (c).............        530,625
    750,000 Roche Holdings Inc., zero coupon due 5/16/12 (c)....        349,687
                                                                   ------------
                                                                      1,196,312
                                                                   ------------
 Manufacturing -- 0.2%
            Mark IV Industries:
    200,000 4.750% due 11/1/04 (c)..............................        185,750
    150,000 4.750% due 11/1/04..................................        139,312
                                                                   ------------
                                                                        325,062
                                                                   ------------

                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Balanced Fund

-------------------------------------------------------------------------------
    Face
   Amount                         Security                            Value

-------------------------------------------------------------------------------
 Media and Telecommunications -- 1.3%
 $  500,000 DSC Communications Corp., 7.000% due 8/1/04.........   $    571,875
    700,000 Juniper Networks Inc., 4.750% due 3/15/07...........        777,000
    500,000 NTL Inc., 5.750% due 12/15/09 (c)...................        399,375
                                                                   ------------
                                                                      1,748,250
                                                                   ------------
 Technology -- 0.5%
  1,000,000 Solectron Corp., zero coupon due 5/8/20.............        635,000
                                                                   ------------
            TOTAL CONVERTIBLE CORPORATE BONDS
            (Cost -- $11,207,074)...............................     11,340,317
                                                                   ------------
 U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 14.9%
            U.S. Treasury Notes:
  1,500,000 6.500% due 2/28/02..................................      1,500,465
  1,200,000 5.750% due 8/15/03..................................      1,179,744
  2,100,000 6.625% due 2/15/27 (a)..............................      2,227,302
            Federal Home Loan Mortgage Corporation (FHLMC):
  1,522,000 6.250% due 7/15/04..................................      1,482,047
    589,187 8.000% due 7/1/20...................................        598,573
    202,862 6.500% due 3/1/26...................................        191,640
  2,500,000 6.500% due 8/13/27 (e)(f)...........................      2,360,150
    197,940 Gold, 6.500% due 3/1/26.............................        186,990
    286,818 Gold, 6.500% due 5/1/26.............................        270,951
            Federal National Mortgage Association (FNMA):
     22,733 6.500% due 10/1/10..................................         21,930
    150,106 6.500% due 10/1/11..................................        144,804
    391,650 6.500% due 4/1/13...................................        377,818
    225,538 6.500% due 5/1/13...................................        217,572
    432,807 6.500% due 7/1/13...................................        417,520
    684,902 9.000% due 1/1/24...................................        705,017
     58,442 7.000% due 9/1/25...................................         56,433
    121,943 6.500% due 12/1/25..................................        115,007
    170,922 7.000% due 3/1/26...................................        165,046
    349,294 6.500% due 6/1/26...................................        329,426
    252,382 7.000% due 3/1/27...................................        243,705
     70,805 7.000% due 11/1/28..................................         68,370
    535,588 7.000% due 2/1/29...................................        517,174
     44,130 7.000% due 3/1/29...................................         42,599
    888,861 7.000% due 4/1/29...................................        858,026
  2,340,000 6.000% due 9/1/30 (e)(f)............................      2,140,351
  3,355,000 8.000% due 11/1/30 (e)(f)...........................      3,368,621
                                                                   ------------
            TOTAL U.S. GOVERNMENT AGENCIES AND OBLIGATIONS
            (Cost -- $20,240,410)...............................     19,787,281
                                                                   ------------

 ASSET-BACKED SECURITIES -- 3.4%

 Financial/Leasing -- 3.4%
    864,893 Contimortgage Home Equity Loan Trust, Series 1998-2,
             Class A3, 6.130% due 3/15/13.......................        860,525
    739,156 Green Tree Financial Corp., Series 1997-6, Class A8,
             7.070% due 1/15/29.................................        698,503
  1,100,000 LB Commercial Conduit Mortgage Trust, Series 1998-
             C1, Class A2, 6.780% due 4/15/09...................      1,053,520
  1,100,000 NationsBank Credit Card Master Trust, Series 1995-I,
             Class A, 6.450% due 4/15/03........................      1,099,406
    825,000 Soundview Home Equity Loan Trust, Series 2000-1,
             Class A1F, 8.640% due 5/25/30......................        832,239
                                                                   ------------
            TOTAL ASSET-BACKED SECURITIES
            (Cost -- $4,602,085)................................      4,544,193
                                                                   ------------

                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Balanced Fund

-------------------------------------------------------------------------------
    Face
   Amount                         Security                            Value

-------------------------------------------------------------------------------
 REPURCHASE AGREEMENT -- 6.4%
 $8,533,000 SBC Warburg Dillon Read Inc., 6.550% due 7/3/00;
             Proceeds at maturity -- $8,537,658; (Fully
             collateralized by U.S. Treasury Bonds, 7.250% due
             8/15/22; Market value -- $8,703,680) (Cost --
              $8,533,000).......................................   $  8,533,000
                                                                   ------------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $133,589,299*).............................   $132,994,565
                                                                   ============

------
(a) All or part of the security is segregated as collateral for mortgage dollar rolls.
(b) Non-income producing security.
(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(d) Security is in default.
(e) Mortgage dollar roll.
(f) Security is issued on a to-be-announced ("TBA") basis.
 ++ Security valued in accordance with fair valuation procedures .
 + On July 3, 2000, Bell Atlantic Corp. and GTE Corp. merged. The surviving company was renamed Verizon Communications.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviation used in this schedule:

  ADR -- American Depository Receipt.
                       See Notes to Financial Statements.

Statements of Assets and Liabilities
June 30, 2000 (unaudited)

                                                        Asia      International
                                                       Growth        Equity
                                                        Fund          Fund
-------------------------------------------------------------------------------
ASSETS:
 Investments, at cost............................... $18,291,051   $20,614,181
                                                     ===========   ===========
 Investments, at value.............................. $21,253,885   $20,872,648
 Foreign currency, at value ++......................          --           141
 Cash...............................................     263,224     4,776,346
 Receivable for securities and options sold.........     296,187            --
 Receivable for Fund shares sold....................      10,894        44,862
 Dividends and interest receivable..................      30,354        31,328
 Receivable for open forward foreign currency
  contracts.........................................      16,013            --
 Receivable from manager............................      50,991            --
 Deferred organization costs........................      19,043            --
 Other assets.......................................          --            --
                                                     -----------   -----------
 Total Assets.......................................  21,940,591    25,725,325
                                                     -----------   -----------
LIABILITIES:
 Payable for Fund shares purchased..................      46,418        31,719
 Service and distribution fees payable..............      12,429        11,186
 Administration fees payable........................       1,963         2,344
 Management fees payable............................          --         1,790
 Payable for securities and options purchased.......     657,458            --
 Payable for open forward foreign currency
  contracts.........................................       6,415            --
 Dividends payable..................................          --            --
 Payable for foreign currency, at value ++..........      84,268            --
 Accrued expenses...................................      20,539        61,102
 Other liabilities..................................      11,059            --
                                                     -----------   -----------
 Total Liabilities..................................     840,549       108,141
                                                     -----------   -----------
Total Net Assets.................................... $21,100,042   $25,617,184
                                                     ===========   ===========
NET ASSETS:
 Par value of shares of capital stock............... $     1,842   $     2,265
 Capital paid in excess of par value................  20,464,572    25,581,476
 Undistributed (overdistributed) net investment
  income............................................          --            --
 Accumulated net investment loss....................    (154,038)      (84,204)
 Accumulated net realized gain (loss) from security
  transactions, options and foreign currencies......  (2,185,472)     (140,954)
 Net unrealized appreciation (depreciation) of
  investments, options and foreign currencies.......   2,973,138       258,601
                                                     -----------   -----------
 Total Net Assets................................... $21,100,042   $25,617,184
                                                     ===========   ===========
Shares Outstanding:
Class A.............................................     571,915     1,103,717
                                                     ===========   ===========
Class B.............................................     809,400       525,062
                                                     ===========   ===========
Class 2.............................................     354,075       531,076
                                                     ===========   ===========
Class O.............................................     106,359       105,265
                                                     ===========   ===========
Net Asset Value:
Class A Shares
 Net asset value*...................................      $11.63        $11.34
                                                     ===========   ===========
 Maximum offering price per share (based on maximum
  sales charge of 5.75%)............................      $12.34        $12.03
                                                     ===========   ===========
Class B Shares
 Net asset value and offering price per share*......      $11.35        $11.28
                                                     ===========   ===========
Class 2 Shares
 Net asset value*...................................      $11.34        $11.27
                                                     ===========   ===========
 Maximum offering price per share (based on maximum
  sales charge of 1.00%)............................      $11.45        $11.38
                                                     ===========   ===========
Class O Shares
 Net asset value, offering price and redemption
  price per share...................................      $11.72        $11.35
                                                     ===========   ===========

++Foreign currency at cost for the Asia Growth and International Equity Funds is $(71,022) and $142, respectively.
* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                       See Notes to Financial Statements.

 Small Cap                                          Investors
   Growth         Capital          Large Cap          Value           Balanced
    Fund            Fund          Growth Fund          Fund             Fund
---------------------------------------------------------------------------------
$285,196,346    $427,403,451      $12,513,523      $662,219,439     $133,589,299
============    ============      ===========      ============     ============
$356,902,787    $490,739,755      $13,643,175      $842,045,749     $132,994,565
          --              --               --                --               --
         692             333          471,199               128              752
  15,278,056         894,802          148,847                --               --
     165,712       4,995,758           30,688         4,756,982           50,226
     159,391         461,788            6,299         1,791,460        1,011,939
          --              --               --                --               --
          --              --           14,667                --               --
          --              --               --                --            3,778
          --           4,255               --                --               --
------------    ------------      -----------      ------------     ------------
 372,506,638     497,096,691       14,314,875       848,594,319      134,061,260
------------    ------------      -----------      ------------     ------------
   2,572,435         191,430           20,000           383,311          438,835
     173,075         155,476            8,599            92,404           87,298
      31,112              --            1,142                --           11,036
     234,059         270,345               --         1,148,988           21,941
   8,023,658       3,804,336               --         1,283,100        7,842,358
          --              --               --                --               --
          --         572,948               --         2,349,991          356,697
          --              --               --                --               --
     131,003         118,184           36,675           179,022          154,505
     190,123              --               --                --            4,002
------------    ------------      -----------      ------------     ------------
  11,355,465       5,112,719           66,416         5,436,816        8,916,672
------------    ------------      -----------      ------------     ------------
$361,151,173    $491,983,972      $14,248,459      $843,157,503     $125,144,588
============    ============      ===========      ============     ============
$     19,876    $     17,822      $     1,328      $ 39,134,469     $      9,682
 198,107,912     377,653,916       13,908,533       544,287,864      115,785,018
          --        (161,429)              --         1,542,839          292,308
  (1,237,562)             --          (67,025)               --               --
  92,554,506      51,137,359         (724,029)       78,366,021        9,652,314
  71,706,441      63,336,304        1,129,652       179,826,310         (594,734)
------------    ------------      -----------      ------------     ------------
$361,151,173    $491,983,972      $14,248,459      $843,157,503     $125,144,588
============    ============      ===========      ============     ============
  10,695,071       2,210,579          215,346         2,475,406        2,049,810
============    ============      ===========      ============     ============
   8,169,961       4,683,328          700,694         3,662,749        6,224,815
============    ============      ===========      ============     ============
     982,359       2,174,149          238,340           937,715        1,294,008
============    ============      ===========      ============     ============
      28,237       8,753,651          173,199        32,058,599          113,216
============    ============      ===========      ============     ============
      $18.32          $27.72           $10.77            $21.60           $12.96
============    ============      ===========      ============     ============
      $19.44          $29.41           $11.43            $22.92           $13.75
============    ============      ===========      ============     ============
      $17.99          $27.19           $10.71            $21.30           $12.91
============    ============      ===========      ============     ============
      $18.02          $27.23           $10.72            $21.33           $12.94
============    ============      ===========      ============     ============
      $18.20          $27.51           $10.83            $21.55           $13.07
============    ============      ===========      ============     ============
      $18.42          $27.89           $10.79            $21.57           $13.04
============    ============      ===========      ============     ============

                       See Notes to Financial Statements.

Statements of Operations
For the Six Months Ended June 30, 2000 (unaudited)

                                                    Asia      International
                                                   Growth        Equity
                                                    Fund          Fund
---------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends...................................... $   170,572   $   108,375
 Interest.......................................          --        36,251
 Less:Foreign withholding tax...................     (13,994)      (11,811)
 Interest expense...............................      (6,223)           --
                                                 -----------   -----------
 Total Investment Income........................     150,355       132,815
                                                 -----------   -----------
EXPENSES:
 Management fees (Note 2).......................      92,440        74,464
 Distribution and service fees (Note 2).........      81,933        57,213
 Shareholder and system servicing fees..........      43,134        20,400
 Audit and legal................................      37,686        10,000
 Custody........................................      25,575        17,150
 Registration fees..............................      19,525        27,750
 Amortization of deferred organization costs....      11,217            --
 Shareholder communications.....................       9,100        18,000
 Administration fees (Note 2)...................       5,778         4,137
 Directors' fees................................       1,456         1,500
 Other..........................................       3,932         1,750
                                                 -----------   -----------
 Total Expenses.................................     331,776       232,364
 Less: Management fee waivers and expense
  reimbursements (Note 2).......................... (135,447)      (51,044)
                                                 -----------   -----------
 Net Expenses...................................     196,329       181,320
                                                 -----------   -----------
Net Investment Income (Loss)....................     (45,974)      (48,505)
                                                 -----------   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, OPTIONS AND FOREIGN CURRENCIES
(NOTES 1 AND 4):
 Realized Gain (Loss) From:
 Security transactions..........................   2,532,883       (75,495)
 Options written................................          --            --
 Options purchased..............................          --            --
 Foreign currency transactions..................    (108,064)      (35,699)
                                                 -----------   -----------
 Net Realized Gain (Loss).......................   2,424,819      (111,194)
                                                 -----------   -----------
 Change in Net Unrealized Appreciation
  (Depreciation) of:
 Security transactions..........................  (4,314,910)   (1,403,372)
 Options purchased..............................          --            --
 Foreign currency transactions..................      92,771           159
                                                 -----------   -----------
 Change in Net Unrealized Appreciation
  (Depreciation)................................  (4,222,139)   (1,403,213)
                                                 -----------   -----------
Net Gain (Loss) on Investments, Options and
 Foreign Currencies.............................  (1,797,320)   (1,514,407)
                                                 -----------   -----------
Increase (Decrease) in Net Assets From
 Operations..................................... $(1,843,294)  $(1,562,912)
                                                 ===========   ===========

                       See Notes to Financial Statements.

 Small Cap                     Large Cap     Investors
   Growth         Capital       Growth         Value         Balanced
    Fund           Fund          Fund           Fund           Fund
------------------------------------------------------------------------------
$    584,873    $ 2,338,382    $  46,380    $  6,221,273    $ 1,284,453
   1,075,566      1,106,074       13,313       1,498,979      2,233,173
          --         (7,120)          --         (63,418)       (10,964)
          --             --           --              --             --
------------    -----------    ---------    ------------    -----------
   1,660,439      3,437,336       59,693       7,656,834      3,506,662
------------    -----------    ---------    ------------    -----------
   1,374,293      1,500,561       49,215       2,195,814        375,573
   1,014,922        729,776       47,974         525,395        561,836
     202,286        140,954       11,648         259,532        141,612
      24,957         37,943        4,962          51,883         28,574
      15,137         13,218       13,292          18,200          5,970
      50,643         61,487       21,294          15,576         20,442
          --             --           --              --          9,535
     115,706         42,435       13,195          52,416         43,680
      85,893             --        3,281              --         34,143
       1,456         35,252          445          42,185          2,002
      12,708         34,442          673          28,359         15,345
------------    -----------    ---------    ------------    -----------
   2,898,001      2,596,068      165,979       3,189,360      1,238,712
          --             --      (39,261)             --       (198,874)
------------    -----------    ---------    ------------    -----------
   2,898,001      2,596,068      126,718       3,189,360      1,039,838
------------    -----------    ---------    ------------    -----------
  (1,237,562)       841,268      (67,025)      4,467,474      2,466,824
------------    -----------    ---------    ------------    -----------
  93,483,525     51,657,322     (715,775)     78,154,223      9,667,164
    (323,955)       558,467           --        (858,383)            --
     330,951       (181,651)          --       1,385,062             --
          --             --           --              --             --
------------    -----------    ---------    ------------    -----------
  93,490,521     52,034,138     (715,775)     78,680,902      9,667,164
------------    -----------    ---------    ------------    -----------
 (29,935,825)    12,102,143      330,957     (14,376,547)    (5,975,035)
          --       (352,708)          --       1,723,389             --
          --             --           --              --             --
------------    -----------    ---------    ------------    -----------
 (29,935,825)    11,749,435      330,957     (12,653,158)    (5,975,035)
------------    -----------    ---------    ------------    -----------
  63,554,696     63,783,573     (384,818)     66,027,744      3,692,129
------------    -----------    ---------    ------------    -----------
$ 62,317,134    $64,624,841    $(451,843)   $ 70,495,218    $ 6,158,953
============    ===========    =========    ============    ===========

                       See Notes to Financial Statements.

Statements of Changes in Net Assets
For the Six Months Ended June 30, 2000 (unaudited)

                                                       Asia      International
                                                      Growth        Equity
                                                       Fund          Fund
------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)...................... $   (45,974)  $   (48,505)
 Net realized gain (loss)..........................   2,424,819      (111,194)
 Change in net unrealized appreciation
  (depreciation)...................................  (4,222,139)   (1,403,213)
                                                    -----------   -----------
 Increase (Decrease) in Net Assets From
  Operations.......................................  (1,843,294)   (1,562,912)
                                                    -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
 Net investment income.............................          --            --
 Net realized gains................................          --            --
                                                    -----------   -----------
 Decrease in Net Assets From Distributions to
  Shareholders.....................................          --            --
                                                    -----------   -----------
FUND SHARE TRANSACTIONS (NOTE 3):
 Net proceeds from sale of shares..................  10,351,515    20,123,438
 Net asset value of shares issued for reinvestment
  of dividends.....................................          --            --
 Cost of shares reacquired......................... (10,744,354)   (3,047,321)
                                                    -----------   -----------
 Increase (Decrease) in Net Assets From Fund Share
  Transactions.....................................    (392,839)   17,076,117
                                                    -----------   -----------
Increase (Decrease) in Net Assets..................  (2,236,133)   15,513,205
NET ASSETS:
 Beginning of period...............................  23,336,175    10,103,979
                                                    -----------   -----------
 End of period*.................................... $21,100,042   $25,617,184
                                                    ===========   ===========
* Includes undistributed (overdistributed)
  net investment income of: .......................          --            --
                                                    ===========   ===========
* Includes accumulated net investment loss of:.....   $(154,038)     $(84,204)
                                                    ===========   ===========

                       See Notes to Financial Statements.

 Small Cap                          Large Cap        Investors
   Growth          Capital           Growth            Value            Balanced
    Fund             Fund             Fund              Fund              Fund
-----------------------------------------------------------------------------------
$ (1,237,562)    $    841,268      $   (67,025)     $  4,467,474      $  2,466,824
  93,490,521       52,034,138         (715,775)       78,680,902         9,667,164
 (29,935,825)      11,749,435          330,957       (12,653,158)       (5,975,035)
------------     ------------      -----------      ------------      ------------
  62,317,134       64,624,841         (451,843)       70,495,218         6,158,953
------------     ------------      -----------      ------------      ------------
          --       (1,002,697)              --        (4,404,896)       (2,354,188)
 (43,479,226)     (26,844,676)         (33,254)      (32,999,250)       (2,459,041)
------------     ------------      -----------      ------------      ------------
 (43,479,226)     (27,847,373)         (33,254)      (37,404,146)       (4,813,229)
------------     ------------      -----------      ------------      ------------
 139,741,866      126,895,013        4,794,517        58,560,087         2,831,997
  40,448,870       24,744,869           25,624        27,518,512         3,720,070
(144,070,182)     (46,063,809)      (1,551,009)      (70,719,560)      (38,285,384)
------------     ------------      -----------      ------------      ------------
  36,120,554      105,576,073        3,269,132        15,359,039       (31,733,317)
------------     ------------      -----------      ------------      ------------
  54,958,462      142,353,541        2,784,035        48,450,111       (30,387,593)
 306,192,711      349,630,431       11,464,424       794,707,392       155,532,181
------------     ------------      -----------      ------------      ------------
$361,151,173     $491,983,972      $14,248,459      $843,157,503      $125,144,588
============     ============      ===========      ============      ============
          --        $(161,429)              --        $1,542,839          $292,308
============     ============      ===========      ============      ============
 $(1,237,562)              --         $(67,025)               --                --
============     ============      ===========      ============      ============

                       See Notes to Financial Statements.

Statements of Changes in Net Assets
For the Year Ended December 31, 1999

                                                         Asia      International
                                                        Growth        Equity
                                                         Fund          Fund(a)
--------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss).......................  $   (71,025)  $   (23,047)
 Net realized gain (loss)...........................    5,127,645       (52,565)
 Increase (decrease) in net unrealized
  appreciation......................................    6,484,841     1,661,814
                                                      -----------   -----------
 Increase in Net Assets From Operations.............   11,541,461     1,586,202
                                                      -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
 Net investment income..............................           --            --
 Net realized gains.................................           --            --
                                                      -----------   -----------
 Decrease in Net Assets From Distributions to
  Shareholders......................................           --            --
                                                      -----------   -----------
FUND SHARE TRANSACTIONS (NOTE 3):
 Net proceeds from sale of shares...................   10,011,999     8,572,752
 Net asset value of shares issued in connection with
  the transfer of the
  Smith Barney Special Equities Fund's net assets
  (Note 7)..........................................           --            --
 Net asset value of shares issued for reinvestment
  of dividends......................................           --            --
 Cost of shares reacquired..........................  (11,502,640)      (54,975)
                                                      -----------   -----------
 Increase (Decrease) in Net Assets From Fund Share
  Transactions......................................   (1,490,641)    8,517,777
                                                      -----------   -----------
Increase (Decrease) in Net Assets...................   10,050,820    10,103,979
NET ASSETS:
 Beginning of year..................................   13,285,355            --
                                                      -----------   -----------
 End of year*.......................................  $23,336,175   $10,103,979
                                                      ===========   ===========
* Includes undistributed net investment income of:..           --            --
                                                      ===========   ===========

------
(a) For the period from October 25, 1999 (commencement of operations) to Decem-ber 31, 1999.
                       See Notes to Financial Statements.

 Small Cap                        Large Cap       Investors
   Growth          Capital         Growth           Value          Balanced
    Fund            Fund            Fund(a)         Fund             Fund
------------------------------------------------------------------------------
$ (1,030,544)   $   1,823,833    $    (9,856)   $   8,333,288    $  5,945,392
  59,817,958       52,670,243         31,908      116,593,621       5,686,848
  11,271,260        5,860,636        798,695      (36,442,188)     (6,394,670)
------------    -------------    -----------    -------------    ------------
  70,058,674       60,354,712        820,747       88,484,721       5,237,570
------------    -------------    -----------    -------------    ------------
          --       (1,849,337)            --       (6,828,571)     (5,885,312)
 (15,769,257)     (31,567,292)            --     (130,292,981)     (3,078,669)
------------    -------------    -----------    -------------    ------------
 (15,769,257)     (33,416,629)            --     (137,121,552)     (8,963,981)
------------    -------------    -----------    -------------    ------------
  60,948,260      160,442,564     10,678,278      165,971,086      22,079,863
 240,911,211               --             --               --              --
  14,807,084       30,557,033             --      107,998,294       7,468,826
 (73,356,791)    (103,368,446)       (34,601)    (225,363,002)    (73,529,930)
------------    -------------    -----------    -------------    ------------
 243,309,764       87,631,151     10,643,677       48,606,378     (43,981,241)
------------    -------------    -----------    -------------    ------------
 297,599,181      114,569,234     11,464,424          (30,453)    (47,707,652)
   8,593,530      235,061,197             --      794,737,845     203,239,833
------------    -------------    -----------    -------------    ------------
$306,192,711    $ 349,630,431    $11,464,424    $ 794,707,392    $155,532,181
============    =============    ===========    =============    ============
          --               --             --       $1,480,261        $179,672
============    =============    ===========    =============    ============

                       See Notes to Financial Statements.

Notes to Financial Statements
(unaudited)
1. Organization and Significant Accounting Policies

The Salomon Brothers Investment Series ("Investment Series") consists of cer-tain portfolios of the Salomon Brothers Series Funds Inc ("Series Fund"), the Salomon Brothers Investors Value Fund Inc ("Investors Value Fund"), formerly known as Salomon Brothers Investors Fund Inc, and the Salomon Brothers Capital Fund Inc ("Capital Fund").

Salomon Brothers Asia Growth Fund ("Asia Growth Fund"), Salomon Brothers Inter-national Equity Fund ("International Equity Fund"), Salomon Brothers Small Cap Growth Fund ("Small Cap Growth Fund"), Salomon Brothers Large Cap Growth Fund ("Large Cap Growth Fund") and Salomon Brothers Balanced Fund ("Balanced Fund"), formerly known as Salomon Brothers Total Return Fund, are separate investment portfolios of the Series Fund, an open-end management investment company, in-corporated in Maryland on April 17, 1990. The Series Funds consist of these portfolios and seven other separate investment portfolios: Salomon Brothers High Yield Bond Fund, Salomon Brothers Strategic Bond Fund, Salomon Brothers National Intermediate Municipal Fund, Salomon Brothers U.S. Government Income Fund, Salomon Brothers New York Municipal Money Market Fund, Salomon Brothers Cash Management Fund and Salomon Brothers Institutional Money Market Fund. The financial statements and financial highlights for the other portfolios are pre-sented in separate shareholder reports.

The Investors Value Fund is a diversified open-end management investment com-pany incorporated in Maryland on April 2, 1958 and the Capital Fund is a non-diversified open-end management investment company incorporated in Maryland on August 23, 1976.

The Investment Series operates under a multiple class pricing structure, with each portfolio of the Investment Series (individually a "Fund") offering Class A, Class B, Class 2 and Class O shares, each with their own expense structure. Each Fund has a specific investment objective:

Fund:                    Objective
Asia Growth Fund........ To seek long-term capital appreciation.
International Equity     To seek long-term capital growth.
 Fund...................
Small Cap Growth Fund... To obtain long-term growth of capital.
Capital Fund............ To seek capital appreciation through investments primarily in common stock or securities convertible into common stocks, which are believed to have above average price appreciation potential.
Large Cap Growth Fund... To seek long-term growth of capital.
Investors Value Fund.... To seek long-term growth of capital. Secondarily to seek current income.
Balanced Fund........... To obtain above average income (compared to a portfolio entirely invested in equity securities). Secondarily to take advantage of opportunities for growth of capital and income.

Costs incurred in connection with certain Fund's organization, which were payable to Salomon Brothers Asset Management Inc ("SBAM"), have been deferred and are being amortized by such Funds over a 60 month period from the date the Fund commenced investment operations. A summary of those expenditures that remain as of June 30, 2000 for each Fund is as follows:

Fund                                          Expiration of Amortization Amount
--------------------------------------------------------------------------------
Asia Growth Fund.............................             May 2001       $19,043
Balanced Fund................................       September 2000       $ 3,778

The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

Notes to Financial Statements
(unaudited) (continued)

 (a) Investment Valuation. Portfolio securities listed or traded on national securities exchanges, or reported on the NASDAQ national market system, are valued at the last sale price, or if there have been no sales on that day, at the mean of the current bid and asked price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and asked price. Debt securities are valued by using either market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Publicly traded sovereign bonds are typically traded internationally on the over-the-counter market and are valued at the mean of the last current bid and asked price as of the close of business of that market. Short-term securities with less than 60 days remaining to maturity when acquired by a Fund are valued at amortized cost which approximates market value. If a Fund acquires such securities with more than 60 days remaining to maturity, they are valued at current market value, until the 60th day prior to maturity, and are then valued on an amortized cost basis.

 Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market countries, and the extent of foreign investment in domestic companies may be subject to limitation in other emerging market countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market countries to prevent, among other things, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign Shares" in the portfolio of Investments) may be created and offered for investment by such companies. The "local" and "foreign" shares' market values may differ.

 Foreign securities quoted in a foreign currency are translated into U.S. dollars using exchange rates at approximately 2:30 p.m. Eastern time (and at approximately 12:30 p.m. for the Asia Growth Fund), or at such other rates as SBAM may determine to be appropriate in computing net asset value.

 Securities for which reliable quotations or prices from pricing services are not readily available (as may be the case for securities of limited marketability) and all other assets are valued at their respective fair value as determined in good faith by, or under procedures established by, the Board of Directors.

 (b) Futures Contracts. Certain Funds may enter into futures contracts, which involves paying or receiving variation margin, which will be recorded as unrealized gain or loss until the contract is closed. When the contract is closed, a realized gain or loss is recognized. Outstanding contracts may involve elements of market risk in excess of amounts reported in the financial statements.

 (c) Option Contracts. When a Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise of the option.

 (d) Mortgage Rolls. The Balanced Fund may enter into mortgage "dollar rolls" in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred until disposition of the rolled security. The average monthly balance of dollar rolls outstanding during the six months ended June 30, 2000 was approximately $7,834,000, for the Balanced Fund.

Notes to Financial Statements
(unaudited) (continued)

 (e) Repurchase Agreements. When entering into repurchase agreements, it is each Fund's policy that the Fund take possession, through its custodian, of the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

 (f) Reverse Repurchase Agreements. Certain Funds may enter into reverse repurchase agreements in which a Fund sells portfolio securities and agrees to repurchase them from the buyer at a particular date and price. Whenever a Fund enters into a reverse repurchase agreement, the custodian delivers liquid assets in an amount at least equal to the repurchase price marked-to-market daily (including accrued interest), and subsequently monitors the account to ensure that such equivalent value is maintained. A Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund. The Funds did not enter into any transactions in reverse repurchase agreements during the six months ended June 30, 2000.

 (g) Foreign Currency Translation. The accounting records of each Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

 (h) Forward Foreign Currency Contracts. Certain Funds may enter into forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

At June 30, 2000, the Asia Growth Fund had the following open forward currency contracts:

                      Settlement         Local           Market        Unrealized
 Asia Growth Fund        Date          Currency           Value        Gain (Loss)
------------------    ----------     -------------     -----------     -----------
To Sell:
 Hong Kong Dollar      10/26/00         20,028,750     $ 2,571,223       $(1,194)
 South Korean Won        8/3/00      2,701,980,000       2,403,487        15,908
 Singapore Dollar       7/31/00          2,450,485       1,422,587        (5,221)
 New Taiwan Dollar       8/3/00         51,023,350       1,656,605           105
                                                                         -------
                                                                         $ 9,598
                                                                         =======

 (i) Loan Participations. The Balanced Fund may invest in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("lender").

 In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the partic-ipation. In the event of the insolvency of the lender selling the participa-tion, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Notes to Financial Statements
(unaudited) (continued)

 (j) Federal Income Taxes. Each Fund has complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of its income, including any net realized gains, to shareholders. Therefore, no Federal income tax or excise tax provision is required for such Funds.

 (k) Dividends and Distributions to Shareholders. Dividends from net investment income for the Balanced Fund are declared each business day to shareholders of record that day, and are paid on the last business day of the month. Dividends from net investment income for the Asia Growth Fund, Small Cap Growth Fund and the Capital Fund are declared on an annual basis. Dividends from net investment income for the Investors Value Fund are declared on a quarterly basis. Distributions of net realized gains to shareholders of each Fund, if any, are declared at least annually. Dividends and distributions to shareholders of each Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from generally accepted accounting principles due primarily to differences in the treatment of foreign currency gains/losses, deferral of wash sales, and post-October losses incurred by each Fund. Permanent book/tax differences are reclassified within the capital accounts based on their federal income tax basis treatment; temporary differences do not require reclassifications.

 (l) Class Accounting. Investment income, common expenses and gain (loss) on investments are allocated to the various classes of a Fund on the basis of daily net assets of each class. Distribution and shareholder servicing fees relating to a specific class are charged directly to that class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

 (m) Expenses. Direct expenses are charged to the Funds that incurred them, and general expenses of the Investment Series are allocated to the Funds based on each Fund's relative net assets.

 (n) Other. Investment transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date (except for the Asia Growth Fund, where certain dividends may be recorded as soon as the Fund is informed of such dividends). Interest income, including the accretion of discounts or amortization of premiums, is recognized when earned. Gains or losses on sales of securities are calculated for financial accounting and Federal income tax purposes on the identified cost basis. Net investment income (other than service and distribution fees), unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of each class's net assets to the Fund's total net assets.

2. Management Fee and Other Agreements

Each Fund retains SBAM, a wholly owned subsidiary of Salomon Smith Barney Hold-ings, Inc. ("SSBH"), to act as investment manager of each Fund, subject to the supervision by the Board of Directors of each Fund. SBAM furnishes the Invest-ment Series with office space and certain services and facilities required for conducting the business of the Investment Series and pays the compensation of its officers. The management fee for these services for each Fund (except the Capital Fund and Investors Value Fund) is payable monthly and is based on the following annual percentages of each Fund's average daily net assets: 0.90% for the International Equity Fund, 0.80% for the Asia Growth Fund and Small Cap Growth Fund, 0.55% for the Balanced Fund and 0.75% for the Large Cap Growth Fund. The management fee for the Capital Fund is payable monthly and is based on the following annual percentages of the Fund's average daily net assets: first $100 million-1%; next $100 million-0.75%; next $200 million-0.625%; ex-cess over $400 million-0.50%. SBAM Ltd., an affiliate of SBAM, provides certain advisory and administrative services for the benefit of Asia Growth Fund. SBAM Ltd. is compensated by SBAM at no additional expense to the Asia Growth Fund. SBAM has retained Salomon Brothers Asia Pacific Ltd. ("SBAM AP"), an affiliate of SBAM, to act as sub-advisor to the Asia Growth Fund. SBAM AP is compensated by SBAM at no additional expense to the Asia Growth Fund. SBAM has retained Citibank, N.A., ("Citibank") as sub-adviser to the International Equity Fund and the Large Cap Growth Fund.

Notes to Financial Statements
(unaudited) (continued)

The Investors Value Fund pays SBAM a base fee subject to an increase or de-crease depending on the extent, if any, to which the investment performance of the Investors Value Fund exceeds or is exceeded by the investment record of the Standard & Poor's 500 Index of Composite Stocks ("S&P 500 Index"). The base fee is paid quarterly based on the following annual rates:

Average Daily Net Assets                                        Annual Fee Rate
-------------------------------------------------------------------------------
First $350 million.............................................      0.650%
Next $150 million..............................................      0.550%
Next $250 million..............................................      0.525%
Next $250 million..............................................      0.500%
Over $1 billion................................................      0.450%

The performance adjustment is paid quarterly based on a rolling one year peri-od. A performance adjustment will only be made after the investment performance of the Investors Value Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. For each percentage point by which the investment performance of the Investors Value Fund exceeds or is exceeded by the investment record of the S&P 500 Index, the base fee will be adjusted upward or downward by 0.01% (annualized). The maximum annual adjust-ment is 0.10% which would occur if the Investors Value Fund's performance ex-ceeds or is exceeded by the S&P 500 Index by ten or more percentage points. For the rolling six months periods ended March 31 and June 30, 2000, the S&P 500 Index exceeded the Investors Value Fund's performance by approximately 3.75% and 2.46%, respectively. As a result, base management fees were decreased, in aggregate, by $124,836 for the six months ended June 30, 2000.

For the six months ended June 30, 2000, SBAM waived management fees of $92,440, $51,044, $39,261 and $198,874, for the Asia Growth Fund, International Equity Fund, Large Cap Growth Fund and Balanced Fund, respectively, and voluntarily absorbed expenses of $43,007 for the Asia Growth Fund.

SBAM also acts as administrator for each of the Funds. SBAM has delegated its responsibilities as administrator to SSB Citi Fund Management LLC ("SSBC"), an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SSBC.

Each Fund has an agreement with CFBDS, Inc. to distribute its shares pursuant to a multiple pricing system. Each class (except for Class O) of each Fund is authorized pursuant to a services and distribution plan applicable to that class of shares ("Class A Plan," the "Class B Plan," and the "Class 2 Plan," collectively, the "Plans") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended ("1940 Act"), to pay the distributor an annual service fee with respect to Class A, Class B, and Class 2 shares of the appli-cable Funds at the rate of 0.25% of the value of the average daily net assets of the respective class. The distributor is paid an annual distribution fee with respect to Class B and Class 2 shares of each Fund at a rate of 0.75% of the value of the average net assets of the respective class. Class O shares are not subject to a service and distribution plan fee.

For the six months ended June 30, 2000, total service and distribution plan fees were as follows:

                                                     Class A  Class B  Class 2
-------------------------------------------------------------------------------
Asia Growth Fund.................................... $  8,988 $ 51,373 $ 21,572
International Equity Fund...........................    6,501   27,700   23,012
Small Cap Growth Fund...............................  233,783  698,772   82,367
Capital Fund........................................   51,099  490,215  188,462
Large Cap Growth Fund...............................    2,822   35,349    9,803
Investors Value Fund................................   49,647  384,125   91,623
Balanced Fund.......................................   37,928  432,079   91,829

Notes to Financial Statements
(unaudited) (continued)

SSB received $1,248,586 as its portion of the front-end sales charge on sales of Class A and Class 2 shares of the Funds during the six months ended June 30, 2000. In addition, contingent deferred sales charges of $1,058,126 were paid to SSB in connection with redemptions of certain Class B and Class 2 shares of the Funds during the six months ended June 30, 2000.

Brokerage commissions of $1,194 and $3,222 were paid by the Capital Fund and Investors Value Fund, respectively, to SSB.

3. Capital Stock

At June 30, 2000, the Series Funds had 10,000,000,000 shares of authorized cap-ital stock, par value $0.001 per share. The Investors Value Fund had 50,000,000 shares of authorized capital stock, par value $1.00 per share. The Capital Fund had 25,000,000 shares of authorized capital stock, par value $0.001 per share.

At June 30, 2000, total paid-in capital amounted to the following for each class:

                                Class A     Class B      Class 2     Class O
-------------------------------------------------------------------------------
Asia Growth Fund............. $ 7,472,360 $  8,723,022 $ 3,425,136 $    845,896
International Equity Fund....  12,620,988    5,906,557   5,996,796    1,059,400
Small Cap Growth Fund........  97,213,651   84,432,903  15,958,653      522,581
Capital Fund.................  55,475,868  114,174,255  54,569,171  153,452,444
Large Cap Growth Fund........   2,255,384    7,418,948   2,502,354    1,733,175
Investors Value Fund.........  49,468,948   77,409,233  19,554,778  436,989,374
Balanced Fund................  21,943,679   76,566,813  16,565,221      718,987

Notes to Financial Statements
(unaudited) (continued)

Transactions in Fund shares for the periods indicated were as follows:

                                   Class A Shares                                       Class B Shares
                  ----------------------------------------------------  --------------------------------------------------
                      Six Months Ended              Year Ended             Six Months Ended             Year Ended
                       June 30, 2000            December 31, 1999            June 30, 2000           December 31, 1999
                  -------------------------  -------------------------  ------------------------  ------------------------
                    Shares       Amount        Shares       Amount        Shares       Amount       Shares       Amount
                  ----------  -------------  ----------  -------------  ----------  ------------  ----------  ------------
Asia Growth Fund
 Shares sold.....    693,787  $   8,380,240     820,575  $   6,496,399     106,390  $  1,347,384     248,887  $  2,263,544
 Shares issued as
  reinvestment...         --             --          --             --          --            --          --            --
 Shares
  redeemed.......   (683,006)    (8,415,207)   (933,537)    (7,350,231)   (155,771)   (1,912,687)   (208,794)   (1,808,793)
                  ----------  -------------  ----------  -------------  ----------  ------------  ----------  ------------
 Net increase
  (decrease).....     10,781  $     (34,967)   (112,962) $    (853,832)    (49,381) $   (565,303)     40,093  $    454,751
                  ==========  =============  ==========  =============  ==========  ============  ==========  ============
International
 Equity Fund++
 Shares sold.....  1,082,417  $  12,475,340     206,248  $   2,188,694     268,912  $  3,217,534     311,181  $  3,331,375
 Shares issued as
  reinvestment...         --             --          --             --          --            --          --            --
 Shares
  redeemed.......   (181,857)    (2,006,141)     (3,091)       (34,984)    (53,620)     (621,849)     (1,411)      (16,452)
                  ----------  -------------  ----------  -------------  ----------  ------------  ----------  ------------
 Net increase....    900,560  $  10,469,199     203,157  $   2,153,710     215,292  $  2,595,685     309,770  $  3,314,923
                  ==========  =============  ==========  =============  ==========  ============  ==========  ============
Small Cap Growth
 Fund
 Shares sold.....  7,060,325  $ 127,954,509   3,555,893  $  51,019,503     493,494  $  9,172,611     524,385  $  7,351,719
 Shares issued as
  reinvestment...  1,184,041     21,644,271     526,908      8,114,385     931,767    16,753,045     393,936     5,995,706
 Shares
  redeemed....... (7,257,374)  (132,194,929) (4,086,563)   (59,269,935)   (576,821)  (10,301,454)   (903,160)  (12,735,817)
                  ----------  -------------  ----------  -------------  ----------  ------------  ----------  ------------
 Net increase
  (decrease).....    986,992  $  17,403,851      (3,762) $    (136,047)    848,440  $ 15,624,202      15,161  $    611,608
                  ==========  =============  ==========  =============  ==========  ============  ==========  ============
Capital Fund
 Shares sold.....  1,638,681  $  44,051,154   2,967,781  $  72,928,143   1,619,550  $ 42,449,209   2,285,827  $ 54,969,564
 Shares issued as
  reinvestment...     85,533      2,304,624      94,159      2,307,965     211,273     5,579,491     234,097     5,627,409
 Shares
  redeemed.......   (692,567)   (18,634,313) (2,381,429)   (58,529,687)   (352,212)   (9,079,942)   (300,374)   (7,193,379)
                  ----------  -------------  ----------  -------------  ----------  ------------  ----------  ------------
 Net increase
  (decrease).....  1,031,647  $  27,721,465     680,511  $  16,706,421   1,478,611  $ 38,948,758   2,219,550  $ 53,403,594
                  ==========  =============  ==========  =============  ==========  ============  ==========  ============
Large Cap Growth
 Fund**
 Shares sold.....    126,315  $   1,359,601     185,594  $   1,886,240     177,525  $  1,889,103     559,621  $  5,918,430
 Shares issued as
  reinvestment...        438          4,617          --             --       1,497        15,706          --            --
 Shares
  redeemed.......    (96,612)      (990,175)       (389)        (4,223)    (37,376)     (396,917)       (573)       (6,199)
                  ----------  -------------  ----------  -------------  ----------  ------------  ----------  ------------
 Net increase....     30,141  $     374,043     185,205  $   1,882,017     141,646  $  1,507,892     559,048  $  5,912,231
                  ==========  =============  ==========  =============  ==========  ============  ==========  ============
Investors Value
 Fund
 Shares sold.....  2,066,784  $  44,060,104   5,354,430  $ 123,724,267     228,687  $  4,664,616   1,026,823  $ 22,981,206
 Shares issued as
  reinvestment...     81,740      1,725,243     224,846      4,752,407     131,984     2,749,614     563,323    11,763,229
 Shares
  redeemed....... (1,258,800)   (26,594,453) (6,305,947)  (145,389,814)   (699,272)  (14,069,067) (1,026,065)  (22,477,257)
                  ----------  -------------  ----------  -------------  ----------  ------------  ----------  ------------
 Net increase
  (decrease).....    889,724  $  19,190,894    (726,671) $ (16,913,140)   (338,601) $ (6,654,837)    564,081  $ 12,267,178
                  ==========  =============  ==========  =============  ==========  ============  ==========  ============
Balanced Fund
 Shares sold.....     73,943  $     943,429     399,441  $   5,355,740      99,935  $  1,281,743     953,569  $ 12,729,518
 Shares issued as
  reinvestment...     68,971        886,455     143,632      1,891,102     179,594     2,301,155     342,656     4,494,019
 Shares
  redeemed.......   (855,827)   (10,978,781) (1,705,708)   (22,625,269) (1,705,789)  (21,695,335) (2,884,560)  (37,918,767)
                  ----------  -------------  ----------  -------------  ----------  ------------  ----------  ------------
 Net decrease....   (712,913) $  (9,148,897) (1,162,635) $ (15,378,427) (1,426,260) $(18,112,437) (1,588,335) $(20,695,230)
                  ==========  =============  ==========  =============  ==========  ============  ==========  ============

 * Effective September 14, 1998, Class C shares of each Fund were redesignated as Class 2 shares.
 ++ Inception date for Class A, Class B, Class 2 and Class O shares is October
    25, 1999.
 ** Inception date for Class A, Class B, and Class 2 shares is October 25,
    1999. Inception date for Class O shares is October 26, 1999.

Notes to Financial Statements
(unaudited) (continued)

              Class 2 Shares*                                   Class O Shares
----------------------------------------------  --------------------------------------------------
  Six Months Ended           Year Ended            Six Months Ended             Year Ended
    June 30, 2000         December 31, 1999          June 30, 2000           December 31, 1999
----------------------  ----------------------  ------------------------  ------------------------
 Shares      Amount      Shares      Amount       Shares       Amount       Shares       Amount
---------  -----------  --------  ------------  ----------  ------------  ----------  ------------
   46,013  $   584,179   147,895  $  1,200,786       3,196  $     39,711       5,260  $     51,271
       --           --        --            --          --            --          --            --
  (32,682)    (392,258) (164,067)   (1,326,680)     (2,097)      (24,201)   (106,929)   (1,016,937)
---------  -----------  --------  ------------  ----------  ------------  ----------  ------------
   13,331  $   191,921   (16,172) $   (125,894)      1,099  $     15,510    (101,669) $   (965,666)
=========  ===========  ========  ============  ==========  ============  ==========  ============
  371,275  $ 4,373,103   196,159  $  2,041,831       4,899  $     57,461     101,012  $  1,010,852
       --           --        --            --          --            --          --            --
  (36,061)    (411,462)     (297)       (3,539)       (646)       (7,869)         --            --
---------  -----------  --------  ------------  ----------  ------------  ----------  ------------
  335,214  $ 3,961,641   195,862  $  2,038,292       4,253  $     49,592     101,012  $  1,010,852
=========  ===========  ========  ============  ==========  ============  ==========  ============
  121,154  $ 2,177,199   197,644  $  2,531,764      22,385  $    437,547       3,013  $     45,274
  111,803    2,014,685    45,657       695,814       2,008        36,869          76         1,179
  (88,865)  (1,573,799)  (93,401)   (1,289,080)         --            --      (5,000)      (61,959)
---------  -----------  --------  ------------  ----------  ------------  ----------  ------------
  144,092  $ 2,618,085   149,900  $  1,938,498      24,393  $    474,416      (1,911) $    (15,506)
=========  ===========  ========  ============  ==========  ============  ==========  ============
1,186,314  $31,222,184   730,331  $ 17,642,431     348,689  $  9,172,466     610,678  $ 14,902,426
   80,336    2,124,103    73,155     1,761,747     543,284    14,736,651     845,836    20,859,912
  (89,708)  (2,326,140)  (87,015)   (2,073,040)   (604,695)  (16,023,414) (1,472,035)  (35,572,340)
---------  -----------  --------  ------------  ----------  ------------  ----------  ------------
1,176,942  $31,020,147   716,471  $ 17,331,138     287,278  $  7,885,703     (15,521) $    189,998
=========  ===========  ========  ============  ==========  ============  ==========  ============
  142,467  $ 1,526,984   112,907  $  1,158,608       1,799  $     18,829     171,394  $  1,715,000
      499        5,240        --            --           6            61          --            --
  (15,229)    (163,917)   (2,304)      (24,179)         --            --          --            --
---------  -----------  --------  ------------  ----------  ------------  ----------  ------------
  127,737  $ 1,368,307   110,603  $  1,134,429       1,805  $     18,890     171,394  $  1,715,000
=========  ===========  ========  ============  ==========  ============  ==========  ============
  159,018  $ 3,256,553   255,985  $  5,813,731   1,273,150  $  6,578,813     559,610  $ 13,451,882
   32,825      684,634   126,655     2,649,796      99,037    22,359,022   4,176,379    88,832,862
 (128,004)  (2,607,940) (316,659)   (6,892,616) (1,326,973)  (27,448,100) (2,240,548)  (50,603,315)
---------  -----------  --------  ------------  ----------  ------------  ----------  ------------
   63,839  $ 1,333,247    65,981  $  1,570,911      45,214  $  1,489,735   2,495,441  $ 51,681,429
=========  ===========  ========  ============  ==========  ============  ==========  ============
   45,225  $   578,193   292,789  $  3,937,309       2,205  $     28,632       4,263  $     57,296
   37,499      481,613    76,114     1,000,856       3,931        50,847       6,257        82,849
 (432,574)  (5,530,793) (971,905)  (12,812,858)     (6,313)      (80,475)    (12,693)     (173,036)
---------  -----------  --------  ------------  ----------  ------------  ----------  ------------
 (349,850) $(4,470,987) (603,002) $ (7,874,693)       (177) $       (996)     (2,173) $    (32,891)
=========  ===========  ========  ============  ==========  ============  ==========  ============

Notes to Financial Statements
(unaudited) (continued)

At June 30, 2000, Salomon Brothers Holding Co., Inc. owned approximately the following percentages of total shares outstanding of the following Funds:

Asia Growth Fund............................................................ 27%
Balanced Fund...............................................................  5%
International Equity Fund...................................................  4%
Large Cap Growth Fund....................................................... 13%

4. Investments

During the six months ended June 30, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                       Purchases      Sales
                                                      ------------ ------------
Asia Growth Fund..................................... $ 21,177,625 $ 21,432,765
                                                      ============ ============
International Equity Fund............................ $ 14,152,937 $    130,903
                                                      ============ ============
Small Cap Growth Fund................................ $242,659,311 $243,394,260
                                                      ============ ============
Capital Fund......................................... $257,565,429 $181,653,895
                                                      ============ ============
Large Cap Growth Fund................................ $  9,051,827 $  5,945,275
                                                      ============ ============
Investors Value Fund................................. $260,018,747 $264,445,516
                                                      ============ ============
Balanced Fund:
 U.S. Government Securities.......................... $  1,491,270 $  4,598,727
 Other Investments...................................   23,392,537   62,721,604
                                                      ------------ ------------
                                                      $ 24,883,807 $ 67,320,331
                                                      ============ ============

At June 30, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                       Net
                                          Gross        Gross        Unrealized
                                        Unrealized   Unrealized    Appreciation
                                       Appreciation Depreciation  (Depreciation)
                                       ------------ ------------  --------------
Asia Growth Fund...................... $  4,457,041 $ (1,494,207)  $  2,962,834
International Equity Fund.............    2,134,023   (1,875,556)       258,467
Small Cap Growth Fund.................   92,305,787  (20,599,346)    71,706,441
Capital Fund..........................   96,242,496  (32,906,192)    63,336,304
Large Cap Growth Fund.................    1,796,784     (667,132)     1,129,652
Investors Value Fund..................  214,182,672  (34,356,362)   179,826,310
Balanced Fund.........................   12,908,286  (13,503,020)      (594,734)

Notes to Financial Statements
(unaudited) (continued)

Written call options transactions for the Small Cap Growth Fund that occurred during the six months ended June 30, 2000 were as follows:

                                                      Number of    Premiums
                                                      Contracts Received (Paid)
                                                      --------- ---------------
Options written, outstanding at December 31, 1999...    1,010      $419,036
Options written during the six months ended June 30,
 2000...............................................       --            --
Options terminated in closing purchase
 transactions.......................................     (725)     (190,884)
Options expired.....................................      (25)       (4,300)
Options exercised...................................     (260)     (223,852)
                                                        -----      --------
Options written, outstanding at June 30, 2000.......       --      $      0
                                                        =====      ========

The following written put option transactions for the Capital Fund which oc-curred during the six months ended June 30, 2000:

                                                      Number of    Premiums
                                                      Contracts Received (Paid)
                                                      --------- ---------------
Options written, outstanding at December 31, 1999...      --       $       0
Options written during the six months ended June 30,
 2000...............................................     250         999,217
Options terminated in closing purchase
 transactions.......................................    (250)       (999,217)
                                                        ----       ---------
Options written, outstanding at June 30, 2000.......      --       $       0
                                                        ====       =========

In addition, the written call option transactions for the Investors Value Fund which occurred during the six months ended June 30, 2000 were as follows:

                                                      Number of    Premiums
                                                      Contracts Received (Paid)
                                                      --------- ---------------
Options written, outstanding at December 31, 1999...    4,556     $ 2,433,389
Options written during the six months ended June 30,
 2000...............................................       --              --
Options exercised...................................   (1,100)       (910,919)
Options terminated in closing purchase
 transactions.......................................   (3,456)     (1,522,470)
                                                       ------     -----------
Options written, outstanding at June 30, 2000.......       --     $         0
                                                       ======     ===========

Notes to Financial Statements
(unaudited) (continued)

5. Portfolio Investment Risks

Credit and Market Risk. Funds that invest in high yield and emerging market instruments are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Funds' investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Funds' investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Financial Instruments with Off-Balance Sheet Risk. Certain Funds enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Funds that enter into mortgage dollar rolls are subject to the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Consistent with their objective to seek high current income, certain Funds may invest in instruments whose values and interest rates may be linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which it is indexed. These securities are generally more volatile in nature and the risk of loss of principal is greater.

A risk in writing a call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Notes to Financial Statements
(unaudited) (continued)

6. Tax Information

At December 31, 1999, the Asia Growth Fund had, for Federal income tax purposes, a capital loss carry forward of approximately $4,701,000 available to offset future capital gains through December 31, 2006. To the extent that these carry forward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed.

The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1999, reclassifications were made to the capital accounts of the Asia Growth Fund, International Equity Fund, Large Cap Growth Fund, Investors Value Fund and Balanced Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. A portion of overdistributed net investment income amounting to $131,850 and $2,948 was reclassified to paid-in capital for the Asia Growth Fund and Large Cap Growth Fund, respectively. In addition, a portion of accumulated net investment loss and accumulated net realized gain amounting to $10,153 and $154,985 was reclassified to paid-in capital for the International Equity Fund and Small Cap Growth Fund, respectively. Net investment income, net realized gains and net assets were not affected by these changes.

7. Transfer of Net Assets

On July 16, 1999, the Small Cap Growth Fund acquired the assets and certain li-abilities of the Smith Barney Special Equities Fund Portfolio ("Special Equi-ties Fund") pursuant to a plan of reorganization approved by Special Equities Fund shareholders on May 28, 1999. Total shares issued by the Small Cap Growth Fund and the total net assets of the Special Equities Fund and Small Cap Growth Fund on the date of the transfer were as follows.

                                                         Total Net    Total Net
                                          Shares Issued  Assets of    Assets of
                                             by the     the Special   the Small
                                            Small Cap     Equities   Cap Growth
Acquired Fund                              Growth Fund      Fund        Fund
--------------------------------------------------------------------------------
Special Equities Fund....................  16,980,004   $240,911,211 $13,358,236

The total net assets of the Special Equities Fund before acquisition included appreciation of $88,789,026. Total net assets of the Small Cap Growth Fund im-mediately after the transfer were $254,269,447. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

Financial Highlights


For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Asia Growth Fund

-----------------------------------------------------------------------------
                                      Class A Shares
                           ------------------------------------------------
                           2000(1)      1999       1998     1997    1996(2)
                                        -------------------------------------
Net Asset Value,
 Beginning of Period.....  $12.67        $6.50     $7.48   $10.32   $10.00
                           ------      -------    ------   ------   ------
Income (Loss) From
 Operations:
 Net investment income
  (3)....................    0.02           --      0.10     0.03     0.05
 Net realized and
  unrealized gain
  (loss).................   (1.06)        6.17     (1.08)   (2.59)    0.47
                           ------      -------    ------   ------   ------
Total Income (Loss) From
 Operations..............   (1.04)        6.17     (0.98)   (2.56)    0.52
                           ------      -------    ------   ------   ------
Less Distributions From:
 Net investment income...      --           --        --    (0.03)   (0.05)
 Net realized gains......      --           --        --    (0.25)   (0.15)
                           ------      -------    ------   ------   ------
Total Distributions......      --           --        --    (0.28)   (0.20)
                           ------      -------    ------   ------   ------
Net Asset Value, End of
 Period..................  $11.63       $12.67     $6.50    $7.48   $10.32
                           ======      =======    ======   ======   ======
Total Return (4).........    (8.2)%++     94.9%++  (13.1)%  (25.6)%    5.2%++
Net Assets, End of Period
 (000s)..................  $6,651       $7,108    $4,385   $6,491   $3,693
Ratios to Average Net
 Assets:
 Expenses................    1.24%+       1.24%     1.24%    1.24%    1.24%+
 Net investment income
  (loss).................    0.28%+      (0.01)%    1.48%    0.27%    0.90%+
Portfolio Turnover Rate..      95%         248%      436%     294%     119%
Before applicable waiver
of management fee,
expenses absorbed by SBAM
and credits earned on
custodian cash balances,
net investment loss per
share and expense ratios
would have been:
 Net investment loss per
  share (3)..............  $(0.15)      $(0.12)   $(0.07)  $(0.23)  $(0.18)
 Expense ratio...........    2.41%+       2.62%     3.79%    3.81%    5.50%+

Asia Growth Fund
-----------------------------------------------------------------------------
                                      Class B Shares
                                        -------------------------------------
                           2000(1)      1999       1998     1997    1996(2)
                                        -------------------------------------
Net Asset Value,
 Beginning of Period.....  $12.41        $6.42     $7.44   $10.31   $10.00
                           ------      -------    ------   ------   ------
Income (Loss) From
 Operations:
 Net investment income
  (loss) (3).............   (0.05)       (0.06)     0.05    (0.05)    0.01
 Net realized and
  unrealized gain
  (loss).................   (1.01)        6.05     (1.07)   (2.57)    0.46
                           ------      -------    ------   ------   ------
Total Income (Loss) From
 Operations..............   (1.06)        5.99     (1.02)   (2.62)    0.47
                           ------      -------    ------   ------   ------
Less Distributions From:
 Net investment income...      --           --        --       --    (0.01)
 Net realized gains......      --           --        --    (0.25)   (0.15)
                           ------      -------    ------   ------   ------
Total Distributions......      --           --        --    (0.25)   (0.16)
                           ------      -------    ------   ------   ------
Net Asset Value, End of
 Period..................  $11.35       $12.41     $6.42    $7.44   $10.31
                           ======      =======    ======   ======   ======
Total Return (4).........    (8.5)%++     93.3%    (13.7)%  (26.1)%    4.7%++
Net Assets, End of Period
 (000s)..................  $9,185      $10,658    $5,256   $5,738   $3,163
Ratios to Average Net
 Assets:
 Expenses................    1.99%+       1.99%     1.99%    1.99%    1.99%+
 Net investment income
  (loss).................   (0.85)%+     (0.74)%    0.77%   (0.48)%   0.20%+
Portfolio Turnover Rate..      95%         248%      436%     294%     119%
Before applicable waiver
of management fee,
expenses absorbed by SBAM
and credits earned on
custodian cash balances,
net investment loss per
share and expense ratios
would have been:
 Net investment loss per
  share (3)..............  $(0.19)      $(0.12)   $(0.11)  $(0.30)  $(0.23)
 Expense ratio...........    3.17%+       3.39%     4.55%    4.56%    6.25%+

------
(1) For the six months ended June 30, 2000 (unaudited).
(2) For the period from May 6, 1996 (inception date) to December 31, 1996.
(3) Per share amounts have been calculated using the average shares method.
(4) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Asia Growth Fund

----------------------------------------------------------------------------
                                      Class 2 Shares
                                        ------------------------------------
                           2000(1)      1999    1998(2)    1997    1996(3)
                                        ------------------------------------
Net Asset Value,
 Beginning of Period.....  $12.41      $ 6.42   $ 7.44    $10.30   $10.00
                           ------      ------   ------    ------   ------
Income (Loss) From
 Operations:
 Net investment income
  (loss) (4).............   (0.04)      (0.06)    0.05     (0.05)    0.01
 Net realized and
  unrealized gain
  (loss).................   (1.03)       6.05    (1.07)    (2.56)    0.45
                           ------      ------   ------    ------   ------
Total Income (Loss) From
 Operations..............   (1.07)       5.99    (1.02)    (2.61)    0.46
                           ------      ------   ------    ------   ------
Less Distributions From:
 Net investment income...      --          --       --        --    (0.01)
 Net realized gains......      --          --       --     (0.25)   (0.15)
                           ------      ------   ------    ------   ------
Total Distributions......      --          --       --     (0.25)   (0.16)
                           ------      ------   ------    ------   ------
Net Asset Value, End of
 Period..................  $11.34      $12.41   $ 6.42    $ 7.44   $10.30
                           ======      ======   ======    ======   ======
Total Return (5).........    (8.6)%++    93.3%   (13.7)%   (26.0)%    4.6%++
Net Assets, End of Period
 (000s)..................  $4,017      $4,227   $2,291    $1,643     $246
Ratios to Average Net
 Assets:
 Expenses................    1.99%+      1.99%    1.99%     1.99%    2.00%+
 Net investment income
  (loss).................   (0.65)%+    (0.76)%   0.80%    (0.47)%   0.08%+
Portfolio Turnover Rate..      95%        248%     436%      294%     119%
Before applicable waiver
of management fee,
expenses absorbed by SBAM
and credits earned on
custodian cash balances,
net investment loss per
share and expense ratios
would have been:
 Net investment loss per
  share (4)..............  $(0.19)     $(0.11)  $(0.11)   $(0.30)  $(0.20)
 Expense ratio...........    3.17%+      3.37%    4.55%     4.56%    6.26%+

Asia Growth Fund
----------------------------------------------------------------------------
                                      Class O Shares
                                        ------------------------------------
                           2000(1)      1999     1998      1997    1996(3)
                                        ------------------------------------
Net Asset Value,
 Beginning of Period.....  $12.76      $ 6.54   $ 7.50    $10.32   $10.00
                           ------      ------   ------    ------   ------
Income (Loss) From
 Operations:
 Net investment income
  (4)....................    0.02        0.02     0.12      0.05     0.07
 Net realized and
  unrealized gain
  (loss).................   (1.06)       6.20    (1.08)    (2.59)    0.46
                           ------      ------   ------    ------   ------
Total Income (Loss) From
 Operations..............   (1.04)       6.22    (0.96)    (2.54)    0.53
                           ------      ------   ------    ------   ------
Less Distributions From:
 Net investment income...      --          --       --     (0.03)   (0.06)
 Net realized gains......      --          --       --     (0.25)   (0.15)
                           ------      ------   ------    ------   ------
Total Distributions......      --          --       --     (0.28)   (0.21)
                           ------      ------   ------    ------   ------
Net Asset Value, End of
 Period..................  $11.72      $12.76   $ 6.54    $ 7.50   $10.32
                           ======      ======   ======    ======   ======
Total Return (5).........    (8.2)%++    95.1%   (12.8)%   (25.3)%    5.3%++
Net Assets, End of Period
 (000s)..................  $1,247      $1,343   $1,354      $412     $124
Ratios to Average Net
 Assets:
 Expenses................    0.99%+      0.97%    0.99%     0.99%    0.99%+
 Net investment income...    0.26%+      0.23%    1.90%     0.51%    1.21%+
Portfolio Turnover Rate..      95%        248%     436%      294%     119%
Before applicable waiver
of management fee,
expenses absorbed by SBAM
and credits earned on
custodian cash balances,
net investment loss per
share and expense ratios
would have been:
 Net investment loss per
  share (4)..............  $(0.14)     $(0.11)  $(0.04)   $(0.20)  $(0.18)
 Expense ratio...........    2.16%+      2.32%    3.55%     3.56%    5.25%+

------
(1) For the six months ended June 30, 2000 (unaudited).
(2) On September 14, 1998, Class C shares were renamed Class 2 shares.
(3) For the period from May 6, 1996 (inception date) to December 31, 1996.
(4) Per share amounts have been calculated using the average shares method.
(5) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

International Equity Fund

------------------------------------------------------------------------------
                                        Class A Shares      Class B Shares
                                        ----------------    ----------------
                                        2000(1)   1999(2)   2000(1)   1999(2)
                                        ----------------    ----------------
Net Asset Value, Beginning of Period...  $12.49   $10.00    $12.47    $10.00
                                        -------   ------    ------    ------
Income (Loss) From Operations:
 Net investment loss (3)...............   (0.01)   (0.03)    (0.05)    (0.04)
 Net realized and unrealized gain
  (loss)...............................   (1.14)    2.52     (1.14)     2.51
                                        -------   ------    ------    ------
Total Income (Loss) From Operations....   (1.15)    2.49     (1.19)     2.47
                                        -------   ------    ------    ------
Less Distributions From:
 Net investment income.................      --       --        --        --
 Net realized gains....................      --       --        --        --
                                        -------   ------    ------    ------
Total Distributions....................      --       --        --        --
                                        -------   ------    ------    ------
Net Asset Value, End of Period.........  $11.34   $12.49    $11.28    $12.47
                                        =======   ======    ======    ======
Total Return (4)++.....................    (9.2)%   24.9%     (9.5)%    24.7%
Net Assets, End of Period (000s)....... $12,517   $2,538    $5,922    $3,863
Ratios to Average Net Assets+:
 Expenses..............................    1.75%    1.75%     2.50%     2.50%
 Net investment loss...................   (0.12)%  (1.39)%   (0.93)%   (2.30)%
Portfolio Turnover Rate................       1%       1%        1%        1%
Before applicable waiver of management
fee and expenses absorbed by SBAM, net
investment loss per share and expense
ratios would have been:
 Net investment loss per share (3).....  $(0.03)  $(0.08)   $(0.08)   $(0.09)
 Expense ratio+........................    2.37%    4.36%     3.12%     5.11%

International Equity Fund
------------------------------------------------------------------------------
                                        Class 2 Shares      Class O Shares
                                        ----------------    ----------------
                                        2000(1)   1999(2)   2000(1)   1999(2)
                                        ----------------    ----------------
Net Asset Value, Beginning of Period...  $12.46   $10.00    $12.49    $10.00
                                        -------   ------    ------    ------
Income (Loss) From Operations:
 Net investment loss (3)...............   (0.04)   (0.04)    (0.00)*   (0.02)
 Net realized and unrealized gain
  (loss)...............................   (1.15)    2.50     (1.14)     2.51
                                        -------   ------    ------    ------
Total Income (Loss) From Operations....   (1.19)    2.46     (1.14)     2.49
                                        -------   ------    ------    ------
Less Distributions From:
 Net investment income.................      --       --        --        --
 Net realized gains....................      --       --        --        --
                                        -------   ------    ------    ------
Total Distributions....................      --       --        --        --
                                        -------   ------    ------    ------
Net Asset Value, End of Period.........  $11.27   $12.46    $11.35    $12.49
                                        =======   ======    ======    ======
Total Return (4)++.....................    (9.6)%   24.6%     (9.1)%    24.9%
Net Assets, End of Period (000s).......  $5,983   $2,441    $1,195    $1,262
Ratios to Average Net Assets:
 Expenses..............................    2.50%    2.50%     1.50%     1.50%
 Net investment loss...................   (0.85)%  (2.13)%   (0.02)%   (0.83)%
Portfolio Turnover Rate................       1%       1%        1%        1%
Before applicable waiver of management
fee and expenses absorbed by SBAM, net
investment loss per share and expense
ratios would have been:
 Net investment loss per share (3).....  $(0.07)  $(0.09)   $(0.03)   $(0.07)
 Expense ratio+........................    3.12%    5.09%     2.12%     4.05%

------
(1) For the six months ended June 30, 2000 (unaudited).
(2) For the period from October 25, 1999 (inception date) to December 31, 1999.
(3) Per share amounts have been calculated using the average shares method.
(4) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
* Amount represents less than $0.01.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Small Cap Growth Fund

------------------------------------------------------------------------------
                                              Class A Shares
                                              --------------------------------
                                         2000(1)       1999     1998(2)
                                              --------------------------------
Net Asset Value, Beginning of Period....   $17.23      $11.59   $10.00
                                         --------    --------   ------
Income (Loss) From Operations:
 Net investment loss (3)................    (0.03)      (0.07)   (0.02)
 Net realized and unrealized gain.......     3.55        6.63     1.61
                                         --------    --------   ------
Total Income From Operations............     3.52        6.56     1.59
                                         --------    --------   ------
Less Distributions From:
 Net investment income..................       --          --       --
 Net realized gains.....................    (2.43)      (0.92)      --
                                         --------    --------   ------
Total Distributions.....................    (2.43)      (0.92)      --
                                         --------    --------   ------
Net Asset Value, End of Period..........   $18.32      $17.23   $11.59
                                         ========    ========   ======
Total Return (4)........................     20.5%++     57.5%    15.9%++
Net Assets, End of Period (000s)........ $195,985    $167,281   $3,205
Ratios to Average Net Assets:
 Expenses...............................     1.35%+      1.37%    1.50%+
 Net investment loss....................    (0.38)%+    (0.52)%  (0.51)%+
Portfolio Turnover Rate.................       78%        142%      96%
Before applicable waiver of management
fee, expenses absorbed by SBAM and
credits earned on custodian cash
balances, net investment loss per share
and expense ratios would have been:
 Net investment loss per share (3)......      N/A      $(0.08)  $(0.06)
 Expense ratio..........................      N/A        1.40%    2.30%+

Small Cap Growth Fund
------------------------------------------------------------------------------
                                              Class B Shares
                                              --------------------------------
                                         2000(1)       1999     1998(2)
                                              --------------------------------
Net Asset Value, Beginning of Period....   $17.01      $11.55   $10.00
                                         --------    --------   ------
Income (Loss) From Operations:
 Net investment loss (3)................    (0.10)      (0.17)   (0.06)
 Net realized and unrealized gain.......     3.51        6.55     1.61
                                         --------    --------   ------
Total Income From Operations............     3.41        6.38     1.55
                                         --------    --------   ------
Less Distributions From:
 Net investment income..................       --          --       --
 Net realized gains.....................    (2.43)      (0.92)      --
                                         --------    --------   ------
Total Distributions.....................    (2.43)      (0.92)      --
                                         --------    --------   ------
Net Asset Value, End of Period..........   $17.99      $17.01   $11.55
                                         ========    ========   ======
Total Return (4)........................     20.1%++     56.2%    15.5%++
Net Assets, End of Period (000s)........ $146,942    $124,560   $3,850
Ratios to Average Net Assets:
 Expenses...............................     2.10%+      2.12%    2.25%+
 Net investment loss....................    (1.13)%+    (1.23)%  (1.21)%+
Portfolio Turnover Rate.................       78%        142%      96%
Before applicable waiver of management
fee, expenses absorbed by SBAM and
credits earned on custodian cash
balances, net investment loss per share
and expense ratios would have been:
 Net investment loss per share (3)......      N/A      $(0.17)  $(0.10)
 Expense ratio..........................      N/A        2.15%    3.05%+

------
(1) For the six months ended June 30, 2000 (unaudited).
(2) For the period from July 1, 1998 (inception date) to December 31, 1998.
(3) Per share amounts have been calculated using the average shares method.
(4) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Small Cap Growth Fund

------------------------------------------------------------------------------
                                                    Class 2 Shares
                                                 -----------------------------
                                              2000(1)    1999      1998(2)(3)
                                                 -----------------------------
Net Asset Value, Beginning of Period.........  $17.04     $11.56     $10.00
                                              -------    -------     ------
Income (Loss) From Operations:
 Net investment loss (4).....................   (0.10)     (0.17)     (0.06)
 Net realized and unrealized gain............    3.51       6.57       1.62
                                              -------    -------     ------
Total Income From Operations.................    3.41       6.40       1.56
                                              -------    -------     ------
Less Distributions From:
 Net investment income.......................      --         --         --
 Net realized gains..........................   (2.43)     (0.92)        --
                                              -------    -------     ------
Total Distributions..........................   (2.43)     (0.92)        --
                                              -------    -------     ------
Net Asset Value, End of Period...............  $18.02     $17.04     $11.56
                                              =======    =======     ======
Total Return (5).............................    20.0%++    56.3%      15.6%++
Net Assets, End of Period (000s)............. $17,704    $14,285     $1,471
Ratios to Average Net Assets:
 Expenses....................................    2.10%+     2.14%      2.25%+
 Net investment loss.........................   (1.13)%+   (1.22)%    (1.35)%+
Portfolio Turnover Rate......................      78%       142%        96%
Before applicable waiver of management fee,
expenses absorbed by SBAM and credits earned
on custodian cash balances, net investment
income per share and expense ratios would
have been:
 Net investment loss per share (4)...........     N/A     $(0.17)    $(0.10)
 Expense ratio...............................     N/A       2.18%      3.05%+

Small Cap Growth Fund
------------------------------------------------------------------------------
                                                    Class O Shares
                                                 -----------------------------
                                              2000(1)     1999      1998(2)
                                                 -----------------------------
Net Asset Value, Beginning of Period......... $ 17.29    $ 11.60     $10.00
                                              -------    -------     ------
Income (Loss) From Operations:
 Net investment loss (4).....................   (0.02)     (0.06)     (0.01)
 Net realized and unrealized gain............    3.58       6.67       1.61
                                              -------    -------     ------
Total Income From Operations.................    3.56       6.61       1.60
                                              -------    -------     ------
Less Distributions From:
 Net investment income.......................      --         --         --
 Net realized gains..........................   (2.43)     (0.92)        --
                                              -------    -------     ------
Total Distributions..........................   (2.43)     (0.92)        --
                                              -------    -------     ------
Net Asset Value, End of Period...............  $18.42     $17.29     $11.60
                                              =======    =======     ======
Total Return (5).............................    20.7%++    57.9%      16.0%++
Net Assets, End of Period (000s)............. $   520    $    67     $   67
Ratios to Average Net Assets:
 Expenses....................................    1.14%+     1.24%      1.25%+
 Net investment loss.........................   (0.24)%+   (0.49)%    (0.18)%+
Portfolio Turnover Rate......................      78%       142%        96%
Before applicable waiver of management fee,
expenses absorbed by SBAM and credits earned
on custodian cash balances, net investment
income per share and expense ratios would
have been:
 Net investment loss per share (4)...........     N/A     $(0.06)    $(0.05)
 Expense ratio...............................     N/A       1.27%      2.05%+

------
(1)  For the six months ended June 30, 2000 (unaudited).
(2) For the period from July 1, 1998 (inception date) to December 31, 1998.
(3)  On September 14, 1998, Class C shares were renamed Class 2 shares.
(4) Per share amounts have been calculated using the average shares method.
(5) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Capital Fund

-------------------------------------------------------------------------------
                                            Class A Shares
                                   --------------------------------------------
                                2001(1)     1999     1998     1997    1996(2)
                                   --------------------------------------------
Net Asset Value, Beginning of
 Period.......................   $25.29     $22.92   $21.15  $19.88   $21.98
                                -------    -------  -------  ------   ------
Income From Operations:
 Net investment income........     0.05*      0.15*    0.14      --     0.01*
 Net realized and unrealized
  gain........................     4.27       4.99     4.64    5.10     1.54
                                -------    -------  -------  ------   ------
Total Income From Operations..     4.32       5.14     4.78    5.10     1.55
                                -------    -------  -------  ------   ------
Less Distributions From:
 Net investment income........    (0.07)     (0.18)   (0.18)     --    (0.15)
 Net realized gains...........    (1.82)     (2.59)   (2.83)  (3.83)   (3.50)
                                -------    -------  -------  ------   ------
Total Distributions...........    (1.89)     (2.77)   (3.01)  (3.83)   (3.65)
                                -------    -------  -------  ------   ------
Net Asset Value, End of
 Period.......................   $27.72     $25.29   $22.92  $21.15   $19.88
                                =======    =======  =======  ======   ======
Total Return (3)..............     17.3%++    23.1%    23.7%   26.4%     7.7%++
Net Assets, End of Period
 (000s).......................  $61,283    $29,814  $11,425  $5,589     $344
Ratios to Average Net Assets:
 Expenses.....................     1.17%+     1.27%    1.34%   1.46%    1.88%+
 Net investment income
  (loss)......................     0.52%+     0.61%    0.81%  (0.10)%   0.18%+
Portfolio Turnover Rate.......       47%       126%     141%    159%     191%

Capital Fund

------------------------------------------------------------------------------
                                         Class B Shares
                                    ------------------------------------------
                             2000(1)      1999      1998     1997    1996(2)
                                    ------------------------------------------
Net Asset Value, Beginning
 of Period..................   $24.86     $22.63    $21.01  $19.90   $21.98
                             --------    -------   -------  ------   ------
Income (Loss) From
 Operations:
 Net investment income
  (loss)....................    (0.02)*    (0.04)*    0.09   (0.07)   (0.02)*
 Net realized and unrealized
  gain......................     4.17       4.92      4.45    5.01     1.56
                             --------    -------   -------  ------   ------
Total Income From
 Operations.................     4.15       4.88      4.54    4.94     1.54
                             --------    -------   -------  ------   ------
Less Distributions From:
 Net investment income......       --      (0.06)    (0.09)     --    (0.12)
 Net realized gains.........    (1.82)     (2.59)    (2.83)  (3.83)   (3.50)
                             --------    -------   -------  ------   ------
Total Distributions.........    (1.82)     (2.65)    (2.92)  (3.83)   (3.62)
                             --------    -------   -------  ------   ------
Net Asset Value, End of
 Period.....................   $27.19     $24.86    $22.63  $21.01   $19.90
                             ========    =======   =======  ======   ======
Total Return (3)............     16.9%++    22.2%     22.6%   25.6%     7.6%++
Net Assets, End of Period
 (000s)..................... $127,339    $79,678   $22,294  $3,820     $219
Ratios to Average Net
 Assets:
 Expenses...................     1.93%+     2.02%     2.09%   2.20%    2.73%+
 Net investment income
  (loss)....................    (0.23)%+   (0.16)%    0.17%  (0.94)%  (0.66)%+
Portfolio Turnover Rate.....       47%       126%      141%    159%     191%

------
(1) For the six months ended June 30, 2000 (unaudited).
(2) For the period from November 1, 1996 (inception date) to December 31, 1996.
(3) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
* Per share amounts have been calculated using the average shares method. ++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Capital Fund

-------------------------------------------------------------------------------
                                           Class 2 Shares
                                   --------------------------------------------
                               2000(1)     1999     1998(2)   1997    1996(3)
                                   --------------------------------------------
Net Asset Value, Beginning of
 Period......................   $24.90     $22.69   $21.02   $19.91   $21.98
                               -------    -------   ------   ------   ------
Income (Loss) From
 Operations:
 Net investment income
  (loss).....................    (0.02)*    (0.04)*   0.07    (0.06)   (0.02)*
 Net realized and unrealized
  gain.......................     4.17       4.91     4.47     5.00     1.57
                               -------    -------   ------   ------   ------
Total Income From
 Operations..................     4.15       4.87     4.54     4.94     1.55
                               -------    -------   ------   ------   ------
Less Distributions From:
 Net investment income.......       --      (0.07)   (0.04)   (3.83)   (0.12)
 Net realized gains..........    (1.82)     (2.59)   (2.83)      --    (3.50)
                               -------    -------   ------   ------   ------
Total Distributions..........    (1.82)     (2.66)   (2.87)   (3.83)   (3.62)
                               -------    -------   ------   ------   ------
Net Asset Value, End of
 Period......................   $27.23     $24.90   $22.69   $21.02   $19.91
                               =======    =======   ======   ======   ======
Total Return (4).............     16.9%++    22.2%    22.6%    25.6%     7.7%++
Net Assets, End of Period
 (000s)......................  $59,201    $24,830   $6,369   $2,385     $130
Ratios to Average Net Assets:
 Expenses....................     1.92%+     2.02%    2.09%    2.21%    2.45%+
 Net investment income
  (loss).....................    (0.23)%+   (0.18)%   0.09%   (0.91)%  (0.50)%+
Portfolio Turnover Rate......       47%       126%     141%     159%     191%

Capital Fund

---------------------------------------------------------------------------------------
                                             Class O Shares
                                 ------------------------------------------------------
                          2000(1)       1999      1998      1997      1996      1995
                                 ------------------------------------------------------
Net Asset Value,
 Beginning of Period....    $25.43      $22.99    $21.23    $19.88    $18.67    $15.62
                          --------    --------  --------  --------  --------  --------
Income From Operations:
 Net investment income..      0.10*       0.22*     0.21      0.05      0.13*     0.14
 Net realized and
  unrealized gain ......      4.28        5.00      4.62      5.13      5.70      5.27
                          --------    --------  --------  --------  --------  --------
Total Income From
 Operations.............      4.38        5.22      4.83      5.18      5.83      5.41
                          --------    --------  --------  --------  --------  --------
Less Distributions From:
 Net investment income..     (0.10)      (0.19)    (0.24)       --     (0.15)    (0.14)
 Net realized gains.....     (1.82)      (2.59)    (2.83)    (3.83)    (4.47)    (2.22)
                          --------    --------  --------  --------  --------  --------
Total Distributions.....     (1.92)      (2.78)    (3.07)    (3.83)    (4.62)    (2.36)
                          --------    --------  --------  --------  --------  --------
Net Asset Value, End of
 Period.................    $27.89      $25.43    $22.99    $21.23    $19.88    $18.67
                          ========    ========  ========  ========  ========  ========
Total Return (4)........      17.5%++     23.4%     23.8%     26.8%     33.3%     34.9%
Net Assets, End of
 Period (000s)..........  $244,161    $215,308  $194,973  $175,470  $135,943  $102,429
Ratios to Average Net
 Assets:
 Expenses...............      0.93%+      1.01%     1.08%     1.22%     1.38%     1.36%
 Net investment income..      0.78%+      0.91%     0.96%     0.26%     0.67%     0.74%
Portfolio Turnover
 Rate...................        47%        126%      141%      159%      191%      217%

------
(1) For the six months ended June 30, 2000 (unaudited).
(2) On September 14, 1998, Class C shares were renamed Class 2 shares.
(3) For the period from November 1, 1996 (inception date) to December 31, 1996.
(4) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
* Per share amounts have been calculated using the average shares method. ++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Large Cap Growth Fund

------------------------------------------------------------------------------
                                        Class A Shares      Class B Shares
                                        -----------------   -----------------
                                        2000(1)   1999(2)   2000(1)   1999(2)
                                        -------   -------   -------   -------
Net Asset Value, Beginning of Period... $11.18    $10.00    $11.17    $10.00
                                        ------    ------    ------    ------
Income (Loss) From Operations:
 Net investment loss (4)...............  (0.03)    (0.01)    (0.07)    (0.02)
 Net realized and unrealized gain
  (loss)...............................  (0.36)     1.19     (0.37)     1.19
                                        ------    ------    ------    ------
Total Income (Loss) From Operations....  (0.39)     1.18     (0.44)     1.17
                                        ------    ------    ------    ------
Less Distributions From:
 Net realized gains....................  (0.02)       --     (0.02)       --
                                        ------    ------    ------    ------
Total Distributions....................  (0.02)       --     (0.02)       --
                                        ------    ------    ------    ------
Net Asset Value, End of Period......... $10.77    $11.18    $10.71    $11.17
                                        ======    ======    ======    ======
Total Return (5)++.....................   (3.4)%    11.8%     (3.9)%    11.7%
Net Assets, End of Period (000s)....... $2,318    $2,070    $7,506    $6,243
Ratios to Average Net Assets+:
 Expenses..............................   1.45%     1.44%     2.20%     2.21%
 Net investment loss...................  (0.54)%   (0.37)%   (1.29)%   (1.17)%
Portfolio Turnover Rate................     47%       10%       47%       10%
Before applicable waiver of management
fee and expenses absorbed by SBAM, net
investment loss per share and expense
ratios would have been:
 Net investment loss per share (4)..... $(0.06)   $(0.07)   $(0.10)   $(0.08)
 Expense ratio+........................   2.05%     4.02%     2.80%     4.73%

Large Cap Growth Fund
------------------------------------------------------------------------------
                                        Class 2 Shares      Class O Shares
                                        -----------------   -----------------
                                        2000(1)   1999(2)   2000(1)   1999(3)
                                        -------   -------   -------   -------
Net Asset Value, Beginning of Period... $11.16    $10.00    $11.18    $10.00
                                        ------    ------    ------    ------
Income (Loss) From Operations:
 Net investment loss (4)...............  (0.07)    (0.02)    (0.02)    (0.00)*
 Net realized and unrealized gain
  (loss)...............................  (0.35)     1.18     (0.35)     1.18
                                        ------    ------    ------    ------
Total Income (Loss) From Operations....  (0.42)     1.16     (0.37)     1.18
                                        ------    ------    ------    ------
Less Distributions From:
 Net realized gains....................  (0.02)       --     (0.02)       --
                                        ------    ------    ------    ------
Total Distributions....................  (0.02)       --     (0.02)       --
                                        ------    ------    ------    ------
Net Asset Value, End of Period......... $10.72    $11.16    $10.79    $11.18
                                        ======    ======    ======    ======
Total Return (5)++.....................   (3.7)%    11.6%     (3.3)%    11.8%
Net Assets, End of Period (000s)....... $2,556    $1,234    $1,868    $1,917
Ratios to Average Net Assets+:
 Expenses..............................   2.20%     2.19%     1.20%     1.21%
 Net investment loss...................  (1.31)%   (1.14)%   (0.28)%   (0.11)%
Portfolio Turnover Rate................     47%       10%       47%       10%
Before applicable waiver of management
fee and expenses absorbed by SBAM, net
investment loss per share and expense
ratios would have been:
 Net investment loss per share (4)..... $(0.10)   $(0.08)   $(0.04)   $(0.07)
 Expense ratio+........................   2.79%     4.71%     1.80%     3.88%

------
(1) For the six months ended June 30, 2000 (unaudited).
(2) For the period from October 25, 1999 (inception date) to December 31, 1999.
(3) For the period from October 26, 1999 (inception date) to December 31, 1999.
(4) Per share amounts have been calculated using the average shares method.
(5) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
* Amount represents less than $0.01 per share.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Investors Value Fund

----------------------------------------------------------------------------------
                                          Class A Shares
                          =====================================================
                          2000(1)     1999     1998     1997     1996    1995(2)
                          =====================================================
Net Asset Value,
 Beginning of Period....   $20.70     $22.04   $21.11   $18.89   $16.62  $13.61
                          -------    -------  -------  -------  -------  ------
Income From Operations:
 Net investment income
  (3)...................     0.10       0.21     0.19     0.16     0.19    0.19
 Net realized and
  unrealized gain.......     1.76       2.29     2.91     4.64     4.63    4.55
                          -------    -------  -------  -------  -------  ------
Total Income From
 Operations.............     1.86       2.50     3.10     4.80     4.82    4.74
                          -------    -------  -------  -------  -------  ------
Less Distributions From:
 Net investment income..    (0.09)     (0.13)   (0.17)   (0.21)   (0.22)  (0.23)
 Net realized gains.....    (0.87)     (3.71)   (2.00)   (2.37)   (2.33)  (1.50)
                          -------    -------  -------  -------  -------  ------
Total Distributions.....    (0.96)     (3.84)   (2.17)   (2.58)   (2.55)  (1.73)
                          -------    -------  -------  -------  -------  ------
Net Asset Value, End of
 Period.................   $21.60     $20.70   $22.04   $21.11   $18.89  $16.62
                          =======    =======  =======  =======  =======  ======
Total Return (4)........      9.1%++    11.5%    15.2%    26.2%    30.3%   35.3%++
Net Assets, End of
 Period (000s)..........  $53,479    $32,817  $50,953  $57,105  $10,905    $441
Ratios to Average Net
 Assets:
 Expenses...............     0.95%+     0.87%    0.88%    0.95%    1.06%   0.94%+
 Net investment income
  ......................     1.01%+     0.90%    0.87%    0.86%    0.94%   1.41%+
Portfolio Turnover
 Rate...................       34%        66%      74%      62%      58%     86%
                                          Class B Shares
                          =====================================================
                          2001(1)     1999     1998     1997     1996    1995(2)
                          =====================================================
Net Asset Value,
 Beginning of Period....   $20.43     $21.87   $21.00   $18.86   $16.61  $13.61
                          -------    -------  -------  -------  -------  ------
Income From Operations:
 Net investment income
  (3)...................     0.02       0.04     0.05     0.04     0.08    0.10
 Net realized and
  unrealized gain.......     1.74       2.26     2.85     4.58     4.60    4.54
                          -------    -------  -------  -------  -------  ------
Total Income From
 Operations.............     1.76       2.30     2.90     4.62     4.68    4.64
                          -------    -------  -------  -------  -------  ------
Less Distributions From:
 Net investment income..    (0.02)     (0.03)   (0.03)   (0.11)   (0.10)  (0.14)
 Net realized gains.....    (0.87)     (3.71)   (2.00)   (2.37)   (2.33)  (1.50)
                          -------    -------  -------  -------  -------  ------
Total Distributions.....    (0.89)     (3.74)   (2.03)   (2.48)   (2.43)  (1.64)
                          -------    -------  -------  -------  -------  ------
Net Asset Value, End of
 Period.................   $21.30     $20.43   $21.87   $21.00   $18.86  $16.61
                          =======    =======  =======  =======  =======  ======
Total Return (4)........      8.7%++    10.6%    14.3%    25.3%    29.2%   34.5%++
Net Assets, End of
 Period (000s)..........  $78,005    $81,759  $75,189  $49,786   $9,433    $716
Ratios to Average Net
 Assets:
 Expenses...............     1.69%+     1.61%    1.63%    1.70%    1.82%   1.71%+
 Net investment income
  ......................     0.24%+     0.16%    0.18%    0.12%    0.21%   0.63%+
Portfolio Turnover
 Rate...................       34%        66%      74%      62%      58%     86%

Investors Value Fund
--------------------------------------------------------------------------------
(1) For the six months ended June 30, 2000 (unaudited).
(2) For the period from January 3, 1995 (inception date) to December 31, 1995.
(3) Per share amounts have been calculated using the average shares method.
(4) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Investors Value Fund

-----------------------------------------------------------------------------------------
                                             Class 2 Shares
                                ---------------------------------------------------------
                          2000(1)       1999    1998(2)     1997      1996    1995(3)
                                ---------------------------------------------------------
Net Asset Value,
 Beginning of Period....    $20.46      $21.88    $21.01    $18.86    $16.61    $13.61
                          --------    --------  --------  --------  --------  --------
Income From Operations:
 Net investment income..      0.03*       0.03*     0.05      0.04      0.07      0.09
 Net realized and
  unrealized gain.......      1.73        2.30      2.84      4.59      4.60      4.55
                          --------    --------  --------  --------  --------  --------
Total Income From
 Operations.............      1.76        2.33      2.89      4.63      4.67      4.64
                          --------    --------  --------  --------  --------  --------
Less Distributions From:
 Net investment income..     (0.02)      (0.04)    (0.02)    (0.11)    (0.09)    (0.14)
 Net realized gains.....     (0.87)      (3.71)    (2.00)    (2.37)    (2.33)    (1.50)
                          --------    --------  --------  --------  --------  --------
Total Distributions.....     (0.89)      (3.75)    (2.02)    (2.48)    (2.42)    (1.64)
                          --------    --------  --------  --------  --------  --------
Net Asset Value, End of
 Period.................    $21.33      $20.46    $21.88    $21.01    $18.86    $16.61
                          ========    ========  ========  ========  ========  ========
Total Return (4)........       8.7%++     10.7%     14.3%     25.2%     29.3%     34.5%++
Net Assets, End of
 Period (000s)..........   $20,001     $17,883   $17,680   $11,701    $1,959      $306
Ratios to Average Net
 Assets:
 Expenses...............      1.70%+      1.61%     1.63%     1.70%     1.80%     1.68%+
 Net investment income..      0.25%+      0.15%     0.18%     0.13%     0.23%     0.66%+
Portfolio Turnover
 Rate...................        34%         66%       74%       62%       58%       86%

Investors Value Fund
-----------------------------------------------------------------------------------------
                                             Class O Shares
                                ---------------------------------------------------------
                          2000(1)       1999      1998      1997      1996      1995
                                ---------------------------------------------------------
Net Asset Value,
 Beginning of Period....    $20.69      $22.05    $21.13    $18.90    $16.61    $13.63
                          --------    --------  --------  --------  --------  --------
Income From Operations:
 Net investment income..      0.13*       0.26*     0.25      0.24      0.25      0.27
 Net realized and
  unrealized gain.......      1.75        2.31      2.90      4.60      4.62      4.48
                          --------    --------  --------  --------  --------  --------
Total Income From
 Operations.............      1.88        2.57      3.15      4.84      4.87      4.75
                          --------    --------  --------  --------  --------  --------
Less Distributions From:
 Net investment income..     (0.13)      (0.22)    (0.23)    (0.24)    (0.25)    (0.27)
 Net realized gains.....     (0.87)      (3.71)    (2.00)    (2.37)    (2.33)    (1.50)
                          --------    --------  --------  --------  --------  --------
Total Distributions.....     (1.00)      (3.93)    (2.23)    (2.61)    (2.58)    (1.77)
                          --------    --------  --------  --------  --------  --------
Net Asset Value, End of
 Period.................    $21.57      $20.69    $22.05    $21.13    $18.90    $16.61
                          ========    ========  ========  ========  ========  ========
Total Return (4)........       9.2%++     11.7%     15.4%     26.5%     30.6%     35.4%
Net Assets, End of
 Period (000s)..........  $691,672    $662,248  $650,916  $608,401  $518,361  $428,950
Ratios to Average Net
 Assets:
 Expenses...............      0.69%+      0.63%     0.63%     0.69%     0.76%     0.69%
 Net investment income..      1.23%+      1.16%     1.15%     1.15%     1.36%     1.67%
Portfolio Turnover
 Rate...................        34%         66%       74%       62%       58%       86%

------
(1)  For the six months ended June 30, 2000 (unaudited).
(2) On September 14, 1998, Class C shares were renamed Class 2 shares.
(3) For the period from January 3, 1995 (inception date) to December 31, 1995.
(4) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
* Per share amounts have been calculated using the average shares method. ++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31. except where noted:

Balanced Fund

-----------------------------------------------------------------------------------
                                           Class A Shares
                                   ------------------------------------------------
                          2000(1)     1999      1998     1997     1996    1995(2)
                                   ------------------------------------------------
Net Asset Value,
 Beginning of Period....   $12.81     $13.11    $13.13   $11.82   $10.55  $10.00
                          -------    -------  --------  -------  -------  ------
Income (Loss) From
 Operations:
 Net investment income
  (3)...................     0.27       0.50      0.56     0.55     0.54    0.15
 Net realized and
  unrealized gain
  (loss)................     0.38      (0.08)     0.26     1.65     1.35    0.52
                          -------    -------  --------  -------  -------  ------
Total Income From
 Operations.............     0.65       0.42      0.82     2.20     1.89    0.67
                          -------    -------  --------  -------  -------  ------
Less Distributions From:
 Net investment income..    (0.25)     (0.50)    (0.55)   (0.53)   (0.52)  (0.11)
 Net realized gains.....    (0.25)     (0.22)    (0.29)   (0.36)   (0.10)  (0.01)
                          -------    -------  --------  -------  -------  ------
Total Distributions.....    (0.50)     (0.72)    (0.84)   (0.89)   (0.62)  (0.12)
                          -------    -------  --------  -------  -------  ------
Net Asset Value, End of
 Period.................   $12.96     $12.81    $13.11   $13.13   $11.82  $10.55
                          =======    =======  ========  =======  =======  ======
Total Return (4)........      5.2%++     3.2%      6.4%    19.1%    18.3%    6.7%++
Net Assets, End of
 Period (000s)..........  $26,571    $35,386   $51,443  $53,024  $21,109  $3,658
Ratios to Average Net
 Assets:
 Expenses...............     0.95%+     0.95%     0.85%    0.77%    0.75%   0.74%+
 Net investment income..     4.19%+     3.79%     4.17%    4.29%    4.81%   4.82%+
Portfolio Turnover
 Rate...................       18%        34%       63%      70%      76%     16%
Before applicable waiver
of management fee,
expenses absorbed by
SBAM and credits earned
on custodian cash
balances, net investment
income per share and
expense ratios would
have been:
 Net investment income
  per share (3).........    $0.29      $0.47     $0.51    $0.49    $0.44   $0.13
 Expense ratio..........     1.24%+     1.17%     1.17%    1.24%    1.61%   1.45%+

Balanced Fund
-----------------------------------------------------------------------------------
                                           Class B Shares
                                   ------------------------------------------------
                          2000(1)     1999      1998     1997     1996    1995(2)
                                   ------------------------------------------------
Net Asset Value,
 Beginning of Period....   $12.76     $13.08    $13.12   $11.82   $10.54  $10.00
                          -------    -------  --------  -------  -------  ------
Income (Loss) From
 Operations:
 Net investment income
  (3)...................     0.22       0.40      0.45     0.45     0.45    0.13
 Net realized and
  unrealized gain
  (loss)................     0.39      (0.08)     0.26     1.65     1.35    0.51
                          -------    -------  --------  -------  -------  ------
Total Income From
 Operations.............     0.61       0.32      0.71     2.10     1.80    0.64
                          -------    -------  --------  -------  -------  ------
Less Distributions From:
 Net investment income..    (0.21)     (0.42)    (0.46)   (0.44)   (0.42)  (0.09)
 Net realized gains.....    (0.25)     (0.22)    (0.29)   (0.36)   (0.10)  (0.01)
                          -------    -------  --------  -------  -------  ------
Total Distributions.....    (0.46)     (0.64)    (0.75)   (0.80)   (0.52)  (0.10)
                          -------    -------  --------  -------  -------  ------
Net Asset Value, End of
 Period.................   $12.91     $12.76    $13.08   $13.12   $11.82  $10.54
                          =======    =======  ========  =======  =======  ======
Total Return (4)........      4.8%++     2.4%      5.5%    18.2%    17.4%    6.4%++
Net Assets, End of
 Period (000s)..........  $80,355    $97,656  $120,816  $87,549  $28,043  $5,378
Ratios to Average Net
 Assets:
 Expenses...............     1.70%+     1.70%     1.60%    1.52%    1.50%   1.49%+
 Net investment income..     3.43%+     3.03%     3.41%    3.54%    4.06%   4.06%+
Portfolio Turnover
 Rate...................       18%        34%       63%      70%      76%     16%
Before applicable waiver
of management fee,
expenses absorbed by
SBAM and credits earned
on custodian cash
balances, net investment
income per share and
expense ratios would
have been:
 Net investment income
  per share (3).........    $0.24      $0.37     $0.41    $0.39    $0.36   $0.11
 Expense ratio..........     1.99%+     1.92%     1.92%    1.99%    2.36%   2.19%+

------
(1) For the six months ended June 30, 2000 (unaudited).
(2) For the period from September 11, 1995 (inception date) to December 31,
    1995.
(3) Per share amounts have been calculated using the average shares method.
(4) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Balanced Fund

---------------------------------------------------------------------------------
                                          Class 2 Shares
                                     --------------------------------------------
                          2000(1)     1999    1998(2)   1997     1996   1995(3)
                                     --------------------------------------------
Net Asset Value,
 Beginning of Period....   $12.79     $13.11   $13.15   $11.85  $10.56  $10.00
                          -------    -------  -------  -------  ------  ------
Income (Loss) From
 Operations:
 Net investment income
  (4)...................     0.22       0.41     0.45     0.45    0.46    0.14
 Net realized and
  unrealized gain
  (loss)................     0.39      (0.09)    0.26     1.65    1.35    0.51
                          -------    -------  -------  -------  ------  ------
Total Income From
 Operations.............     0.61       0.32     0.71     2.10    1.81    0.65
                          -------    -------  -------  -------  ------  ------
Less Distributions From:
 Net investment income..    (0.21)     (0.42)   (0.46)   (0.44)  (0.42)  (0.08)
 Net realized gains.....    (0.25)     (0.22)   (0.29)   (0.36)  (0.10)  (0.01)
                          -------    -------  -------  -------  ------  ------
Total Distributions.....    (0.46)     (0.64)   (0.75)   (0.80)  (0.52)  (0.09)
                          -------    -------  -------  -------  ------  ------
Net Asset Value, End of
 Period.................   $12.94     $12.79   $13.11   $13.15  $11.85  $10.56
                          =======    =======  =======  =======  ======  ======
Total Return (5)........      4.8%++     2.4%     5.5%    18.1%   17.5%    6.5%++
Net Assets, End of
 Period (000s)..........  $16,743    $21,030  $29,458  $21,085  $3,445    $445
Ratios to Average Net
 Assets:
 Expenses...............     1.70%+     1.70%    1.60%    1.52%   1.50%   1.51%+
 Net investment income..     3.44%+     3.04%    3.41%    3.52%   4.07%   4.26%+
Portfolio Turnover
 Rate...................       18%        34%      63%      70%     76%     16%
Before applicable waiver
of management fee,
expenses absorbed by
SBAM and credits earned
on custodian cash
balances, net investment
income per share and
expense ratios would
have been:
 Net investment income
  per share (4).........    $0.24      $0.38    $0.41    $0.39   $0.36   $0.11
 Expense ratio..........     1.99%+     1.92%    1.92%    1.99%   2.36%   2.22%+

Balanced Fund
---------------------------------------------------------------------------------
                                          Class O Shares
                                     --------------------------------------------
                          2000(1)     1999     1998     1997     1996   1995(3)
                                     --------------------------------------------
Net Asset Value,
 Beginning of Period....   $12.88     $13.18   $13.20   $11.88  $10.57  $10.00
                          -------    -------  -------  -------  ------  ------
Income (Loss) From
 Operations:
 Net investment income
  (4) ..................     0.29       0.54     0.59     0.59    0.57    0.17
 Net realized and
  unrealized gain
  (loss)................     0.39      (0.09)    0.26     1.65    1.39    0.52
                          -------    -------  -------  -------  ------  ------
Total Income From
 Operations.............     0.68       0.45     0.85     2.24    1.96    0.69
                          -------    -------  -------  -------  ------  ------
Less Distributions From:
 Net investment income..    (0.27)     (0.53)   (0.58)   (0.56)  (0.55)  (0.11)
 Net realized gains.....    (0.25)     (0.22)   (0.29)   (0.36)  (0.10)  (0.01)
                          -------    -------  -------  -------  ------  ------
Total Distributions.....    (0.52)     (0.75)   (0.87)   (0.92)  (0.65)  (0.12)
                          -------    -------  -------  -------  ------  ------
Net Asset Value, End of
 Period.................   $13.04     $12.88   $13.18   $13.20  $11.88  $10.57
                          =======    =======  =======  =======  ======  ======
Total Return (5)........      5.3%++     3.4%     6.6%    19.3%   19.0%    6.9%++
Net Assets, End of
 Period (000s)..........   $1,476     $1,460   $1,523   $1,227    $213  $4,494
Ratios to Average Net
 Assets:
 Expenses...............     0.70%+     0.70%    0.60%    0.52%   0.50%   0.51%+
 Net investment income..     4.44%+     4.00%    4.41%    4.60%   5.13%   5.30%+
Portfolio Turnover
 Rate...................       18%        34%      63%      70%     76%     16%
Before applicable waiver
of management fee,
expenses absorbed by
SBAM and credits earned
on custodian cash
balances, net investment
income per share and
expense ratios would
have been:
 Net investment income
  per share (4).........    $0.31      $0.51    $0.55    $0.53   $0.47   $0.15
 Expense ratio..........     0.99%+     0.92%    0.92%    1.00%   1.36%   1.22%+

------
(1) For the six months ended June 30, 2000 (unaudited).
(2) On September 14, 1998, Class C shares were renamed Class 2 shares.
(3) For the period from September 11, 1995 (inception date) to December 31,
    1995.
(4) Per share amounts have been calculated using the average shares method.
(5) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

                     (This page intentionally left blank.)

Salomon Brothers Investment Series

Investment Manager
     Salomon Brothers Asset Management Inc
     7 World Trade Center
     New York, New York 10048
Custodians
     PNC Bank, National Association
     200 Stevens Drive
     Suite 440
     Lester, Pennsylvania 19113
     Chase Manhattan Bank, N.A.
     4 Chase Metro Tech Center
     18th Floor
     Brooklyn, New York 11245
Dividend Disbursing and Transfer Agent
     PFPC Global Fund Services
     P.O. Box 9764
     Providence, Rhode Island 02940-9764
Legal Counsel
     Simpson Thacher & Bartlett
     425 Lexington Avenue
     New York, New York 10017
Independent Accountants
     PricewaterhouseCoopers LLP
     1177 Avenue of the Americas
     New York, New York 10036

Directors
Charles F. Barber
      Consultant; formerly Chairman; ASARCO Inc.
Andrew L. Breech*,***
      President, Dealer Operating Control Service Inc.
Carol L. Colman
     Consultant, Colman Consulting
Daniel P. Cronin**
     Vice President-General Counsel,
     Pfizer International Inc.
William R. Dill*, ***
     Consultant; formerly President, Boston Architectural Center; formerly President, Anna Maria College
Heath B. McLendon
     Chairman and President, Managing Director,
     Salomon Smith Barney Inc.; President and Director,
     SSB Citi Fund Management LLC and Travelers
     Investment Adviser, Inc.
Clifford M. Kirtland, Jr.*, ***
     Member of the Advisory Committee, Nero-Moseley
     Partners; formerly Director, Oxford Industries, Inc., Shaw Industries Inc., Graphic Industries, Inc. and CSX Corp.; formerly Chairman, Cox Communications, Inc.
Robert W. Lawless*, ***
     President and Chief Executive Officer, University of Tulsa; formerly President and Chief Executive Officer, Texas Tech University and Tech University Health
     Sciences Center
Louis P. Mattis*, ***
     Consultant; formerly Chairman and President, Sterling
     Winthrop Inc.
Thomas F. Schlafly*, ***
     Of counsel to Blackwell Sanders Peper Martin LLP (law firm), President, The Saint Louis Brewery, Inc.

Officers
Heath B. McLendon
     Chairman and President
Lewis E. Daidone
     Executive Vice President
     and Treasurer
Robert E. Amodeo**
     Executive Vice President
James E. Craige**
     Executive Vice President
John B. Cunningham*
     Executive Vice President
Thomas K. Flanagan**
     Executive Vice President
Roger Lavan**
     Executive Vice President
Ross S. Margolies***
     Executive Vice President
Maureen O'Callaghan**
     Executive Vice President
David J. Scott**
     Executive Vice President
Beth A. Semmel**
     Executive Vice President
Peter J. Wilby**
     Executive Vice President
George J. Williamson**
     Executive Vice President
Thomas A. Croak**
     Vice President
Robert Donahue***
      Vice President
Nancy A. Noyes**
     Vice President
Anthony Pace
     Controller
Christina T. Sydor
     Secretary

_______________________
  * Salomon Brothers Investors Value Fund Inc only
 ** Salomon Brothers Series Funds Inc only
*** Salomon Brothers Capital Fund Inc only

                             ====================
                                 Salomon Brothers
                                 ====================
                                          Asset Management

              Seven World Trade Center . New York, New York 10048

SEMI-
ANNUAL
REPORT                                                                  [PHOTOS]
June 30, 2000



                               SALOMON BROTHERS
                              ------------------
                               ASSET MANAGEMENT


                                       [_] HIGH YIELD BOND FUND

                                       [_] STRATEGIC BOND FUND
SALOMON BROTHERS
-------------------------------------  [_] NATIONAL INTERMEDIATE
                                           MUNICIPAL FUND

                                       [_] U.S. GOVERNMENT INCOME FUND

     For almost a century, Salomon Brothers has provided serious investors with advice and resources to help them reach their financial goals.

     Salomon Brothers offers...
     Quality Service
     Scope of Choice
     An Information Advantage

     We offer cutting-edge solutions and investment programs delivered through financial advisors. Our rich tradition and expertise provides access to innovative ideas and extensive resources.

     We wish to extend our sincere thanks for investing with us. Technology, new innovations and business opportunities have changed the financial world over the years--but one constant remains: our commitment to serve your investment needs.

  BRIDGING WALL STREET OPPORTUNITIES
--------------------------------------------------------------------------------
  TO YOUR FINANCIAL FUTURE


     Rich Tradition
     --------------
     Bold initiative, determination and market foresight have defined the Salomon Brothers name for nearly a century.

     Global Resources
     ----------------
     We have access to one of the world's largest financial institutions, creating a global web of resources comprised of 170,000 employees in over 100 countries.

     Investment Expertise
     --------------------
     Averaging over 16 years of professional industry experience, our seasoned portfolio management team consistently demonstrates a disciplined institutional approach to money management.

     Performance
     -----------
     We believe that a true measure of performance extends beyond short-term time frames to long-term outcomes, quality of management, quality of relationship and quality of thought.

     Information Advantage
     ---------------------
     We offer a global information advantage to investors and their advisors -- providing the benefits of a world of rapid knowledge acquisition.

                               Table of Contents

A Message From the Chairman.................................................   2

The Salomon Brothers Investment Series

   High Yield Bond Fund ....................................................   5

   Strategic Bond Fund .....................................................   8

   National Intermediate Municipal Fund ....................................  12

   U.S. Government Income Fund .............................................  15

Schedules of Investments ...................................................  19

Statements of Assets and Liabilities .......................................  37

Statements of Operations ...................................................  38

Statements of Changes in Net Assets ........................................  39

Statements of Cash Flows ...................................................  41

Notes to Financial Statements ..............................................  42

Financial Highlights .......................................................  51

Directors and Officers of The Salomon Brothers Investment Series............ IBC

[PHOTO OF HEATH B. MCLENDON]          SALOMON BROTHERS INVESTMENT SERIES
Chairman                              A Message From the Chairman

                                      DEAR SHAREHOLDER:

                                      We are pleased to provide the semi-annual report for The Salomon Brothers Investment Series -- High Yield Bond Fund, Strategic Bond Fund, National Intermediate Municipal Fund and U.S. Government Income Fund (the "Funds" and each a "Fund") for the period ended June 30, 2000. We hope you find this report useful and informative.

                                      Below is a chart showing each Fund's Class
                                      A share return for the six months ended
                                      June 30, 2000 with and without sales
                                      charges.

                                      THE PERFORMANCE OF THE FUNDS

                                      Class A Shares Total Return for the Six
                                      Months Ended June 30, 2000:

                                                                          Without               With
                                                                      Sales Charges/1/      Sales Charges/2/
                                                                      -------------         -------------
                                      High Yield Bond Fund                (0.58)%              (5.28)%
                                      Strategic Bond Fund                  0.87                (3.93)
                                      National Intermediate
                                        Municipal Fund                     2.70                (2.21)
                                      U.S. Government Income Fund          3.24                (1.66)

_________________

 1 These total return figures assume reinvestment of all dividends and do not reflect the deduction of a sales charge for each Fund's Class A shares.

 2 These total return figures assume reinvestment of all dividends and reflect the deduction of the maximum front-end sales charge for each Fund's Class A shares up to 4.75%.

In addition, both columns of data represent past performance, which is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. This shareholder report has been prepared for the information of shareholders of the Funds and is not authorized for use unless preceded or accompanied by a current prospectus. The prospectus contains information regarding each Fund's sales charges, expenses, objectives, policies, management and performance. Please read it carefully before you invest or send money. Call your financial advisor or 1-800-725-6666 to obtain a copy of the prospectus.

MARKET COMMENTARY

As the world welcomed in the new millennium with an uneventful Y2K date change, many investors wanted to know whether the historic returns posted by many companies in 1999 could possibly be achieved in 2000.

Several major stock and bond markets hit record highs in 2000, but have since backed off from their highs. The first half of 2000 was characterized by increased levels of stock market volatility worldwide, predominantly in the technology sector. In fact, the tech-laden Nasdaq Composite Index/3/ experienced four declines of 10% or more. The period was marked by the divergence between the so-called "New Economy," represented by the telecommunications, media and technology companies, versus the more established blue-chip "Old Economy" companies.

In the first six months of the year, the Federal Reserve Board ("Fed") raised interest rates three times (on February 2, 2000, March 21, 2000 and May 16,
2000) in an effort to slow the growth of the robust U.S. economy. While rising interest rates often lead historically to falling stock prices, the economy and the bond and stock markets appeared to absorb the Fed's rate hikes. While consumer confidence slipped somewhat so far this year, consumer spending continues to increase as evidenced by recent economic data. Unemployment remains near its 30-year low and, despite the possibility of future rate hikes this year by the Fed, we remain optimistic that the growth of the U.S. economy should continue for the near-term.

Bond investors faced many challenges in 2000, largely due to the actions of the Fed and to the U.S. Treasury Department's plan to buy back approximately $30 billion in long-term debt obligations. This led to an inverted yield curve,/4/ a unique occurrence whereby bonds with longer maturities have lower yields than bonds with shorter maturities.

In our opinion, the lessons of the past can and should be used to better understand the challenges and opportunities of the future. Salomon Brothers Asset Management represents a history of asset management experience. We also believe that expertise is achieved through the intelligent application of knowledge and experience. Our portfolio managers have managed portfolios across markets and cycles.

______________
3 The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. An investor cannot invest directly in an index.

4 The yield curve is a graphical depiction of the relationship between the yield on bonds of the same credit quality, but different maturities.

Whatever your investment objective may be, we believe that following a disciplined investment plan is of paramount importance in these uncertain times. We encourage you to work closely with your financial professional to map out an investment plan that fits in with your objectives -- be it retirement, estate planning or educational needs.

When you invest with Salomon Brothers Asset Management, you can do so with the confidence that your interests come first, your investment success is paramount, and that the ultimate in resources is being committed to your financial future. Thank you for investing with us.

Sincerely,


/s/ Heath B. McLendon

Heath B. McLendon
Chairman and President

July 21, 2000

[PICTURE]


INVESTMENT OBJECTIVE AND STRATEGY

The Salomon Brothers High Yield Bond Fund seeks to maximize current income by investing primarily in a diversified portfolio of high-yield bonds rated in medium or lower categories. As a secondary objective, the Fund seeks capital appreciation.

Under normal market conditions, the Fund invests at least 65% of its assets in securities rated Baa or lower by Moody's Investors Services, Inc., or BBB or lower by Standard & Poor's Ratings Service. (Moody's and Standard & Poor's are two major credit reporting and bond rating agencies.) A key component of the Fund' s overall strategy is to determine the optimal asset allocation between domestic high-yield bonds and international U.S. dollar-denominated Brady bonds and lower-rated sovereign debt.

--------------------------------------------------------------------------------
THE FUND MANAGER
--------------------------------------------------------------------------------

[PHOTO OF PETER J. WILBY]       Peter J.Wilby, CFA, Managing Director and Senior
                                Portfolio Manager at Salomon Brothers Asset
                                Management Inc, has 17 years of investment industry experience principally in the high-yield and emerging debt markets. Mr.Wilby is primarily responsible for the day-to-day management of the High Yield Bond Fund.


S A L O M O N  B R O T H E R S
High Yield Bond Fund

PERFORMANCE UPDATE

During the six months ended June 30, 2000, the Salomon Brothers High Yield Bond Fund's Class A shares, without sales charges, posted a negative return of 0.58%. In comparison, the Salomon Smith Barney High Yield Market Index returned a negative 1.42% for the same time period. (The Salomon Smith Barney High Yield Market Index covers a significant portion of the below-investment-grade U.S. corporate bond market. Keep in mind, an investor cannot invest directly in an index.) Performance was hurt by overweightings in capital goods and services and by underweightings in telecommunications and utilities. However, during the period, the Fund responded to market conditions by increasing its positions in energy and telecommunications and reducing its positions in steel/metals and capital goods.

MARKET OVERVIEW

For the six months ended June 30, 2000, the Salomon Smith Barney High Yield Market Index returned a negative 1.42%. Interest rate and inflation concerns were serious issues for the high-yield bond market throughout the period.

As the Federal Reserve Board ("Fed") hiked interest rates by 25 basis points1 in February and the tech-laden Nasdaq Composite Index/2/ turned in a relatively strong performance early in calendar year 2000, a string of mutual fund outflows ensued as many investors left the interest rate-sensitive fixed-income markets for the strong equity markets. As the U.S. stock markets became more volatile in March and April and the Fed announced a 50 basis point interest rate increase with a tightening bias on May 16, 2000, mutual fund outflows intensified as investors focused on the potential for further interest rate increases. Investors also increasingly considered the possibility of a cyclical downturn in the near term, which would exacerbate already high default rates.

As a result, mutual fund outflows for the period totalled $5.9 billion. In June, however, benign economic data and a more passive Fed mitigated interest rate concerns while the high absolute yields available in the high-yield bond market attracted investors from the volatile equity markets. As a result, the high-yield bond market saw in June its first month of positive mutual fund flows in 2000 and the Salomon Smith Barney High Yield Market Index returned 2.25% for the month.

______________
1 A basis point is 0.01% or one one-hundredth of a percent

2 The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ. An investor cannot invest directly in an index.

For the six months ended June 30, 2000, the top performing sectors in the high-yield market included telecommunications, energy, technology, utilities and gaming. Telecommunications performance was driven by explosive industry growth, continued mergers and acquisitions and equity investment activity. High product prices supported positive performance in energy. Technology's performance benefited from good fourth quarter results and the popularity of the sector in the equity markets early in the period. Utilities and gaming, which are generally composed of higher rated issuers, benefited from investors' preference for higher-quality issues.

The most significant underperforming sectors consisted of automotive, steel/metals, capital goods, leisure/lodging, supermarkets/drugstores and services/other. Automotive was adversely affected by weakness in the parts aftermarket. Steel/metal's performance was hurt by product price weakness. Additionally, automotive, steel/metals and capital goods were negatively impacted by increased cyclical concerns. Leisure/lodging was adversely affected by operating difficulties at several issuers resulting from overcapacity in the theatre operator sector. Supermarkets/drugstores performance was adversely affected by difficulties at Rite Aid and Pathmark.

In terms of credit quality, BB issues outperformed B issues, which in turn outperformed CCC issues as investors continued to favor the greater liquidity and higher credit quality offered by BB issues. BB, B and CCC issues returned 0.28%, negative 2.01% and negative 3.92%, respectively, for the period, as represented by the Salomon Smith Barney High Yield Market Index. Past performance is not indicative of future results.

The Fund benefited from an overweighting in gaming. It was also helped by underweightings in leisure/lodging and supermarkets/drugstores.

MARKET OUTLOOK

On June 30, 2000, the high-yield bond market, as measured by the Salomon Smith Barney High Yield Market Index, yielded 12.52%, up from 11.41% at year-end 1999. The excess yield over U.S. Treasuries was 6.40%, up from 5.00% at 1999 year-end. We believe that these levels represent attractive long-term value. (Please note, past performance is not indicative of future results. Additionally, index returns do not represent the Fund's yield.)

Going forward, we expect the high-yield bond market to continue to experience volatility over the course of the year primarily as a result of several technical factors, including:

     . mutual fund flows;
     . increased concerns about default rates;
     . reduced secondary market liquidity; and . continuing cyclical concerns.

In light of these conditions, we are pursuing a more defensive investment strategy geared to overweighting BB credits and aggressively pursuing selective opportunities in undervalued B and CCC credits.

--------------------------------------------------------------------------------
Portfolio Highlights#
--------------------------------------------------------------------------------

Composition of portfolio as of
June 30, 2000

[PIE CHART]

Corporate Bonds                65%

Sovereign Bonds                24%

Loan Participations             5%

Convertible Bonds               2%

Other Assets                    4%

------------------------------
Top Five Industries
------------------------------

Consumer Non-Cyclicals
------------------------------
Basic Industries
------------------------------
Media & Cable
------------------------------
Consumer Cyclicals
------------------------------
Telecommunications
==============================

Each of the sectors represents various industries. Media includes cable, publishing and printing. Consumer Non-Cyclicals includes consumer products, food products, bottling, gaming, healthcare, supermarkets/drugstores, tobacco. Telecommunications includes networks, cellular & PCS services, competitive local exchange carriers. Basic Industries includes chemicals, containers/packaging, paper and forest products, steel/metal. Consumer Cyclicals includes retail,property and discount products.


Portfolio holdings may vary.

--------------------------------------------------------------------------------
SALOMON BROTHERS HIGH YEILD BONDS FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Average Annual Total Returns for the Period Through June 30, 2000
--------------------------------------------------------------------------------

Class A Shares                Without Sales Charges          With Sales Charges*
--------------------------------------------------------------------------------
Since Inception (2/22/95)            9.03%                          8.04%
5 year                               7.97%                          6.93%
3 year                               1.34%                          (0.30)%
1 year                               2.37%                          (2.54)%
-------------------------------------------------------------------------------
Class B Shares
-------------------------------------------------------------------------------
Since Inception (2/22/95)            8.22%                          8.10%
5 year                               7.17%                          6.91%
3 year                               0.61%                          (0.15)%
1 year                               1.58%                          (2.99)%
-------------------------------------------------------------------------------
Class 2 Shares
-------------------------------------------------------------------------------
Since Inception (2/22/95)            8.29%                          8.09%
5 year                               7.24%                          7.02%
3 year                               0.72%                          0.38%
1 year                               1.91%                          (0.03)%
-------------------------------------------------------------------------------
Class O Shares
-------------------------------------------------------------------------------
Since Inception (2/22/95)            9.27%                          9.27%
5 year                               8.21%                          8.21%
3 year                               1.59%                          1.59%
1 year                               2.67%                          2.67%
===============================================================================v



                              See page 18 for all footnotes.

[PICTURE]

INVESTMENT OBJECTIVE AND STRATEGY

The Salomon Brothers Strategic Bond Fund seeks a high level of current income. The Fund seeks to achieve its objective by investing in a globally diverse portfolio of fixed-income securities. As a secondary objective, the Fund seeks capital appreciation. Assets of the Fund may be deployed among various sectors of the global bond markets, depending on portfolio managers' analysis of current economic and market conditions and the relative risks and opportunities presented in various market segments.

S A L O M O N B R O T H E R S
Strategic Bond Fund

PERFORMANCE UPDATE AND MARKET REVIEW

For the six months ended June 30, 2000, the Salomon Brothers Strategic Bond Fund's Class A shares without sales charges returned 0.87%. This compares to a 3.92% return for the Salomon Smith Barney Broad Investment-Grade ("BIG") Bond Index and a 3.99% return of the Lehman Brothers Aggregate Bond Index for the same period. (The Salomon Smith Barney BIG Bond Index includes institutionally traded U.S. Treasury Bonds, government-sponsored bonds (U.S. agency and supranational), mortgage-backed securities and corporate securities. The Lehman Brothers Aggregate Bond Index is a broad measure of the performance of taxable bonds in the U.S. market, with maturities of at least one year.) Keep in mind, an investor cannot invest directly in an index and that past performance is not indicative of future results.

Emerging Market Debt returned 8.10% for the period as measured by the J.P. Morgan Emerging Markets Bond Index Plus ("EMBI+")1. Rising oil prices and rising interest rates were the predominant fundamental factors impacting returns during the year. Individual country returns were dominated by Russia, which gained 49.78%, as per its weighting in the EMBI+. Overall market performance was good with many countries generating positive returns although no countries generated returns approaching Russia's.
____________________
1 The EMBI+ is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging market. An investor cannot invest directly in an index.

--------------------------------------------------------------------------------
THE FUND MANAGERS
--------------------------------------------------------------------------------

[PHOTO OF PETER J. WILBY, CFA]      Peter J.Wilby, CFA, Managing Director and
                                    Senior Portfolio Manager at Salomon Brothers
                                    Asset Management Inc, has 17 years of
                                    investment industry experience principally in the high-yield and emerging debt markets.
                                    Mr. Wilby is primarily responsible for day-to-day fund management of the U.S. high-yield and foreign sovereign bond portions of the Fund.

[PHOTO OF DAVID J. SCOTT]           David J.Scott, Director and Portfolio
                                    Manager at Salomon Brothers Asset Management
                                    LTD, has 17 years of investment industry experience. SBAM LTD provides certain advisory services to Salomon Brothers Asset
                                    Management Inc relating to currency
                                    transactions and investments in non-dollar-denominated securities.

[PHOTO OF ROGER LAVAN]              Roger Lavan, Director and Portfolio Manager
                                    at Salomon Brothers Asset Management Inc, has 15 years of investment industry experience in fixed-income markets. Mr.
                                    Lavan is primarily responsible for day-to-day management of the investment-grade debt portion of the Fund.

The performance of emerging debt markets was particularly strong in light of the difficult fixed income environment. The Federal Reserve Board ("Fed") raised interest rates three times during the period, moving the federal funds rate/2/ from 5.50% to 6.50%. This aggressive stance by the Fed was an attempt to slow the rate of U.S. economic growth and keep inflation under control. The aggressive Fed activity and widening spreads led to sub-par returns in most fixed income asset classes other than emerging markets debt.

The high-yield bond market returned a negative 1.42% for the period, as reported by the Salomon Smith Barney High Yield Market Index ("SSB Index")/3/. As the Fed hiked interest rates by 25 basis points/4/ in February and the tech-laden Nasdaq Composite Index/5/ turned in a relatively strong performance early in calendar year 2000, a string of mutual fund outflows ensued as investors fled the interest rate-sensitive fixed-income markets for the strong equity markets. As the U.S. equity markets became more volatile in March and April and the Fed announced a 50 basis point interest rate increase with a tightening bias in May, mutual fund outflows intensified as investors focused on the potential for further interest rate increases. Investors also increasingly considered the possibility of a cyclical downturn in the near term, which would exacerbate already high default rates. As a result, mutual fund outflows for the period totalled $5.9 billion. In June, however, benign economic data and a more passive Fed mitigated interest rate concerns while the high absolute yields available in the high-yield market attracted investors from the volatile equity markets.

For the six months ended June 30, 2000, the top performing sectors in the high-yield market included telecommunications, energy, technology, utilities and gaming. Telecommunications performance was driven by explosive industry growth, continued mergers and acquisitions and equity investment activity. High product prices supported positive performance in energy. Technology's performance benefited from good fourth quarter results and the popularity of the sector in the equity markets early in the period. Utilities and gaming, which are generally composed of higher rated issuers, benefited from investors' preference for higher quality issues.

The most significant underperforming sectors consisted of automotive, steel/metals, capital goods, leisure/lodging, supermarkets/drugstores and services/other. Automotive was adversely affected by weakness in the parts aftermarket. Steel/metal's performance was hurt by product price weakness. Additionally, automotive, steel/metals and capital goods were negatively impacted by increased cyclical concerns. Leisure/lodging was adversely affected by operating difficulties at several issuers resulting from overcapacity in the theatre operator sector. Supermarkets/drugstores performance was adversely affected by difficulties at Rite Aid and Pathmark.

__________
2 The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate, as it is called, often points to the direction of U.S. interest rates.
3  The SSB Index is a broad-based unmanaged index of high-yield securities.
4  A basis point is 0.01% or one one-hundredth of a percent.
5 The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ. An investor cannot invest directly in an index.

MARKET OUTLOOK

While inflation has edged higher this year, the most recent price data has not aggravated the picture and there is a reasonable chance that if demand is cooling, an important source of potential wage and price pressures would be contained. Thus, with a lot of tightening under its belt, and some tentative signs that it's having an effect while inflation is still reasonably low, the Fed can maintain that a pause may be warranted. Whatever their immediate intentions, officials likely still see the risks toward higher inflation. The slowing signs are too tentative, especially in the labor markets. We therefore anticipate at least a quarter-point of further tightening will be forthcoming this year, pushing the federal funds rate to 6.75% or higher.

-------------------------------------------------------------------------------
Portfolio Highlights#
-------------------------------------------------------------------------------

Composition of portfolio as of June 30, 2000

[PIE CHART]

Corporate & Convertible Bonds                     32%
Sovereign Bonds                                   15%
U.S. Government Agencies & Obligations            30%
Short-Term Obligations                            11%
Collateralized Mortgage Obligations                9%
Loan Participations, Preferred Stock & Warrants    3%

Portfolio holdings may vary.

--------------------------------------------------------------------------------
SALOMON BROTHERS STRATEGIC BOND FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Average Annual Total Returns for the Period Through June 30, 2000
--------------------------------------------------------------------------------

Class A Shares                Without Sales Charges          With Sales Charges*
--------------------------------------------------------------------------------
Since Inception (2/22/95)           8.99%                          8.00%
5 year                              7.99%                          6.95%
3 year                              4.14%                          2.48%
1 year                              5.84%                          0.79%
--------------------------------------------------------------------------------
Class B Shares
--------------------------------------------------------------------------------
Since Inception (2/22/95)           8.15%                          8.02%
5 year                              7.16%                          6.89%
3 year                              3.35%                          2.53%
1 year                              5.16%                          0.30%
--------------------------------------------------------------------------------
Class 2 Shares
--------------------------------------------------------------------------------
Since Inception (2/22/95)           8.23%                          8.03%
5 year                              7.25%                          7.03%
3 year                              3.48%                          3.13%
1 year                              5.36%                          3.33%
--------------------------------------------------------------------------------
Class O Shares
--------------------------------------------------------------------------------
Since Inception (2/22/95)           9.24%                          9.24%
5 year                              8.24%                          8.24%
3 year                              4.39%                          4.39%
1 year                              6.15%                          6.15%
--------------------------------------------------------------------------------

                        See page 18 for all footnotes.

[PICTURE]

INVESTMENT OBJECTIVE AND STRATEGY

The Salomon Brothers National Intermediate Municipal Fund seeks to achieve a high level of income which is exempt from regular federal income taxes. Under normal circumstances, at least 80% of the Fund's net assets will be invested in municipal obligations, the interest on which is exempt from regular federal income tax. Please note that all or a portion of the Fund's income may be subject to the federal alternative minimum tax.

THE FUND MANAGERS

[PHOTO OF ROBERT E. AMODEO]

Robert E. Amodeo, CFA Director and Co-Portfolio Manager at Salomon Brothers Asset Management Inc, has 13 years of investment industry experience. Mr. Amodeo shares responsibility for day-to-day Fund management.

[PHOTO OF THOMAS A. CROAK]

Thomas A. Croak, Vice President and Co-Portfolio Manager at Salomon Brothers Asset Management Inc, has 16 years of investment industry experience. Mr. Croak shares responsibility for day-to-day Fund management.

S A L O M O N  B R O T H E R S

National Intermediate Municipal Fund

PERFORMANCE UPDATE

For the six months ended June 30, 2000, the National Intermediate Municipal Fund's Class A shares, without sales charges, had a total return of 2.70%. In comparison, the Lehman Brothers 1-10 Year Municipal Bond Index ("Lehman Index")/1/ returned 3.05% for the same time period. Past performance is not indicative of future results.

MARKET REVIEW AND PORTFOLIO HIGHLIGHTS

During the past six months in the municipal bond market, we have seen a precipitous drop in the amount of supply that has come to the market. Overall, supply is down about 30% as of June 30, 2000. This decline in supply is due primarily to the drop in refunding activity. (Refunding refers to replacing existing bond issues through the sale of new bond issues, usually to lower the interest rate being paid.) With the rise in interest rates over the past year and a half in the municipal bond sector, it has been increasingly difficult for issuers to get a present value savings great enough to warrant replacing existing debt with new debt. In fact, at the end of June, refunding activity was down 70% year-to-date, while new project funding was virtually unchanged.

We do not expect refunding activity to pick up in the near-term as we think current levels of interest rates would not allow for a rally of refund activity. In terms of overall supply, we estimate that $175 billion should come to the market in 2000.

In terms of demand, there are three primary investors in the municipal market: the retail investor, the institutional investor (mainly property and casualty insurance companies) and the mutual fund industry. Mutual funds have been experiencing negative cash flows for quite some time; however, over the past month or so, we have seen those cash outflows moderate to some extent. Property and casualty insurance companies have begun to reallocate some assets toward municipal securities after experiencing a challenging past year. We view this trend as positive for overall demand. Retail investors, noticeably absent during 1998, drove demand in the municipal sector during 1999, and we believe will continue to do so as long as interest rates remain stable.

___________
1 The Lehman Index is a broad-based, total-return index comprised of bonds which are all investment-grade, fixed-rate securities with maturities between one and ten years. An investor cannot invest directly in an index.

Our philosophy of focusing on long-term fundamentals, rigorous credit analysis and sector selection remains the foundation for how we manage the Fund. Our investment strategy is somewhat neutral based on recent volatility in the municipal market. During the first quarter of 2000, we saw strong demand for municipals and resulting lower interest rates. Performance of the municipal bond market was relatively strong, outpacing most other fixed-income asset classes. Through April and May, however, the sector experienced some difficulties which began to turn around yet again in June. We believe these wild fluctuations in interest rates warranted our neutral stance, although we have moved the Fund long versus our benchmark over the last two months.

We plan to remain long relative to our benchmark in anticipation of the "July effect." January and July correspond to the fiscal year end in many municipalities, freeing funds for reinvestment. Typically, this excess cash is derived from coupon payments, maturities, redemptions, calls, etc. A concern is that these assets may be reallocated to other sectors, specifically the stock markets. However, in our view, this newly available cash will likely be reinvested into the municipal market as turbulence in the stock market has caused investor concerns to rise. This effect should bode well for the technical aspect of municipals. With demand outpacing supply and ample cash sitting on the sidelines, we believe municipal securities may fare favorably in the coming months.

We remain invested in higher-quality securities due to narrow credit spreads. With the reduction in municipals supply, credit spreads have narrowed as more investor dollars chase yield.

In the Fund, we have overweighted transportation, education and housing as we believe these sectors should fare well given the strong domestic economy.

MARKET OUTLOOK

We expect the domestic economy may pull back from the torrid pace of the first half of the year; however, our optimism is not without some trepidation. We remain concerned about inflation levels and rising commodity prices. While we have seen economic data indicating a moderating economy, we also note that inflation is not declining as quickly as the economic data shows.

Overall, we think the U.S. economy should remain stable this year as low unemployment and strong consumer confidence will likely support demand for goods. Furthermore, we believe the Fed may engineer a good balance between strong economic growth and an "acceptable" rate of inflation.

--------------------------------------------------------------------------------
Portfolio Highlights #
--------------------------------------------------------------------------------

Credit Quality Breakdown as of
June 30, 2000

[PIE CHART]

AAA       44%
AA        21%
A         21%
BBB       11%

Cash equivalents represent 3% of the Fund's total investments.

-------------------------------------------------------------------------------
Composition of portfolio as
of June 30, 2000#
-------------------------------------------------------------------------------

New York                   24%
-------------------------------------------------------------------------------
Indiana                    13%
-------------------------------------------------------------------------------
Illinois                   11%
-------------------------------------------------------------------------------
Texas                       7%
-------------------------------------------------------------------------------
California                  7%
-------------------------------------------------------------------------------
Virginia                    7%
-------------------------------------------------------------------------------
Massachusetts               4%
-------------------------------------------------------------------------------
Florida                     4%
-------------------------------------------------------------------------------
New Jersey                  3%
-------------------------------------------------------------------------------
Ohio                        3%
-------------------------------------------------------------------------------
Louisiana                   3%
-------------------------------------------------------------------------------
Mississippi                 3%
-------------------------------------------------------------------------------
Hawaii                      2%
-------------------------------------------------------------------------------
Iowa                        2%
-------------------------------------------------------------------------------
Maine                       2%
-------------------------------------------------------------------------------
Maryland                    2%
-------------------------------------------------------------------------------
North Dakota                2%
-------------------------------------------------------------------------------
Utah                        1%
===============================================================================

Portfolio holdings may vary.

-----------------------------------------------------------------------------
SALOMON BROTHERS NATIONAL INTERMEDIATE MUNICIPAL FUND
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Average Annual Total Returns for the Period Through June 30, 2000
-----------------------------------------------------------------------------

Class A Shares                Without Sales Charges       With Sales Charge*
-----------------------------------------------------------------------------
Since Inception (2/22/95)           5.23%                       4.27%
5 year                              4.92%                       3.90%
3 year                              4.02%                       2.34%
1 year                              3.40%                      (1.47)%
-----------------------------------------------------------------------------
Class B Shares
-----------------------------------------------------------------------------
Since Inception (2/22/95)           4.35%                       4.20%
5 year                              4.11%                       3.76%
3 year                              3.25%                       2.33%
1 year                              2.59%                      (2.34)%
-----------------------------------------------------------------------------
Class 2 Shares
-----------------------------------------------------------------------------
Since Inception (2/22/95)           4.41%                       4.22%
5 year                              4.17%                       3.96%
3 year                              3.32%                       2.99%
1 year                              2.78%                       0.81%
-----------------------------------------------------------------------------
Class O Shares
-----------------------------------------------------------------------------
Since Inception (2/22/95)           5.41%                       5.41%
5 year                              5.16%                       5.16%
3 year                              4.30%                       4.30%
1 year                              3.65%                       3.65%
-----------------------------------------------------------------------------

                        See page 18 for all footnotes.

[PICTURE]



INVESTMENT OBJECTIVE AND STRATEGY

The Salomon Brothers U.S. Government Income Fund seeks to obtain a high level of current income. Under normal conditions the Fund invests 100% of its net assets in debt obligations and mortgage-backed securities issued by or guaranteed by the U.S. government, its agencies or instrumentalities. The Fund expects to maintain an average duration1 of two to four years.

----------------
THE FUND MANAGER
----------------

[PHOTO OF
Roger Lavan]      Roger Lavan, Director and Portfolio Manager at Salomon
                  Brothers Asset Management Inc, has 15 years of investment industry experience in the fixed-income markets. Mr.Lavan is responsible for day-to-day Fund management.

S A L O M O N  B R O T H E R S
U.S. Government Income Fund

PERFORMANCE UPDATE

The U.S. Government Income Fund's Class A shares, without sales charges, returned 3.24% for the six months ended June 30, 2000. In comparison, the Salomon Smith Barney 1-5 Year Treasury Bond Index returned 3.13% for the same time period. (The Salomon Smith Barney 1-5 Year Treasury Bond Index is a broad measure of the performance of short-term U.S. Treasury securities.) Keep in mind, an investor cannot invest directly in an index and that past performance is not indicative of future results.

MARKET REVIEW

A number of investment strategies worked well for the Fund during the period. During the last half of 1999, the Fund's 80% allocation to agency mortgage-backed securities proved beneficial as mortgages significantly outperformed U.S. Treasuries in the fourth quarter of 1999. In addition, we became concerned in early September that the level of interest rates was too low given the strength of the U.S. economy and stock market.

The Fund's interest rate sensitivity was reduced by allocating a relatively small portion of the Fund to higher-yielding prepayment sensitive Collateralized Mortgage Obligations ("CMOs")/2/. These securities performed exceptionally as interest rates on the 10-Year U.S. Treasury bond rose 100 basis points/3/. from early September 1999 to mid-January 2000.

In 2000, a barbell yield curve/4/ strategy enhanced the fund's performance. At the start of 2000, we felt that the economy was too strong and that the Fed would need to continue to tighten monetary policy. Because inflation was relatively benign, our view was the short end of the yield curve would bare the brunt of the tightening moves, leading to a flat to inverted U.S. Treasury yield curve. We implemented a barbell yield curve strategy where the Fund held a combination of very short and long maturities and avoided the 2-5 year part of the yield curve. This strategy proved to be beneficial as there was a dramatic inversion in the yield curve with the 30-year bond ending the first quarter 64 basis point lower in yield than the 2-year Treasury bond. The Fund was fortunate as the barbell yield curve strategy offset the poor performance that mortgage pass-throughs had relative to U.S. Treasuries during the first quarter of the year.

--------------
1  Duration is a rough measure of a Fund's sensitivity to interest rates.

2 CMOs are mortgage-backed bonds that separate mortgage pools into different maturity classes.

3  A basis point is 0.01% or one one-hundredth of a percent.

4 A barbell approach is to invest equal amounts in short-term bonds and longer-term bonds. It is designed to provide liquidity in the short-term while keeping with representation in long-term, higher yielding bonds.

                    While inflation has edged higher so far this year, the most recent price data has not aggravated and there is a reasonable chance that if demand is cooling, an important source of potential wage and price pressures would be contained. Thus, with a good deal of tightening under its belt, and some tentative signs that it's having an effect while inflation is still reasonably low, the Fed can maintain that a pause may be warranted. Whatever their immediate intentions, Fed officials still recognize the risks are tilted towards higher inflation as opposed to slower growth. The slowing signs are too tentative, especially in the labor markets. We, therefore, anticipate at least a quarter-point of further Fed tightening will be forthcoming this year, pushing the federal funds rate to 6.75% or higher. (The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The Fed Funds rate, as it is called, often points to the direction of U.S. interest rates.)

                    MARKET OUTLOOK

                    In our view, the bond market should perform well over the near term as the Fed comes to an end of its tightening campaign. We look for the yield curve to disinvert somewhat and government bonds to provide returns in the 6% to 9% return range over the next year. As the economy moderates and the Fed becomes less active or perhaps inactive, we will look to overweight the two to five year area of the curve and extend the duration/interest rate sensitivity of the Fund.

-------------------------
Portfolio Highlights#
-------------------------

Composition of portfolio as of
June 30, 2000

U.S. Treasury Notes                   7%

U.S. Government Agencies             73%

Short-Term Obligations               20%

Portfolio holdings may vary.

--------------------------------------------------------------------------------
SALOMON BROTHERS U.S. GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Average Annual Total Returns for the Period Through June 30, 2000
--------------------------------------------------------------------------------

Class A Shares                Without Sales Charges          With Sales Charges*
--------------------------------------------------------------------------------
Since Inception (2/22/95)             6.20%                         5.23%
5 year                                5.71%                         4.68%
3 year                                5.79%                         4.09%
1 year                                5.39%                         0.34%
--------------------------------------------------------------------------------
Class B Shares
--------------------------------------------------------------------------------
Since Inception (2/22/95)             5.42%                         5.28%
5 year                                6.00%                         6.00%
3 year                                5.05%                         4.15%
1 year                                4.67%                        (0.30)%
--------------------------------------------------------------------------------
Class 2 Shares
--------------------------------------------------------------------------------
Since Inception (2/22/95)             5.48%                         5.29%
5 year                                5.00%                         4.80%
3 year                                5.16%                         4.81%
1 year                                4.98%                         2.94%
--------------------------------------------------------------------------------
Class O Shares
--------------------------------------------------------------------------------
Since Inception (2/22/95)             6.49%                         6.49%
5 year                                4.94%                         4.62%
3 year                                6.15%                         6.15%
1 year                                5.75%                         5.75%
================================================================================

                              See page 18 for all footnotes.

                                   FOOTNOTES

                                    *  Class A and 2 shares reflect the
                                       deduction of the maximum 4.75% and 1.00% sales charges, respectively. Class B and 2 shares reflect the maximum contingent deferred sales charge of 5.00% and 1.00%, respectively. Class O shares have no initial or contingent deferred sales charge.

                                    #  As a % of total investments.

                                    GENERAL PERFORMANCE AND RANKING NOTES

                                    Average annual total returns are based on changes in net asset value and assume the reinvestment of all dividends, and/or capital gains distributions in additional shares with and without the effect of the maximum sales charge (Class A and 2) and the contingent deferred sales charge (Class B and 2). Class O shares are only available to existing Class O shareholders. Past performance does not guarantee future results. Investment return and principal value fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for certain Funds reflect a voluntary expense cap imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense cap, Fund returns would be lower. Expense caps may be revised or terminated at any time.

Schedules of Investments
June 30, 2000 (unaudited)
Salomon Brothers High Yield Bond Fund

-------------------------------------------------------------------------------
 Face Amount                       Security                           Value

-------------------------------------------------------------------------------
 CORPORATE BONDS -- 64.7%

 Basic Industries -- 8.0%
 $ 1,500,000 AEI Resource Holdings Inc., 10.500% due 12/15/05...   $    307,500
             Asia Pulp & Paper International Finance Co.,
     500,000 11.750% due 10/1/05................................        353,750
             Asia Pulp & Paper Mauritius Ltd., 12.000% due
   3,000,000 12/29/49...........................................      1,507,500
   2,500,000 Avecia Group PLC, 11.000% due 7/1/09...............      2,462,500
   3,250,000 Berry Plastics Corp., 12.250% due 4/15/04..........      3,099,688
             Borden Chemicals and Plastics Ltd., 9.500% due
   3,000,000 5/15/05............................................      2,715,000
   1,000,000 Doman Industries Ltd., 12.000% due 7/1/04..........      1,005,000
   4,000,000 Gentek Inc., 11.000% due 8/1/09....................      4,070,000
   1,500,000 Georgia Gulf Corp., 10.375% due 11/1/07............      1,567,500
   2,000,000 Glencore Nickel Property Ltd., 9.000% due 12/1/14..      1,670,000
   2,500,000 Holt Group, 9.750% due 1/15/06.....................        250,000
             Jordan Industries Inc., (Zero coupon until 4/1/02,
   2,010,483 11.750% thereafter), due 4/1/09....................      1,296,762
   1,000,000 LTV Corp., 11.750% due 11/15/09....................        845,000
             Lyondell Chemical Co.:
   2,000,000 9.875% due 5/1/07..................................      1,980,000
   1,500,000 10.875% due 5/1/09.................................      1,496,250
             Murrin Murrin Holdings Property Ltd., 9.375% due
   3,000,000 8/31/07............................................      2,610,000
   2,500,000 Owens-Illinois P.C.I., Inc., 7.850% due 5/15/04....      2,375,000
   2,525,000 P.C.I. Chemicals Canada Inc., 9.250% due 10/15/07..      1,578,125
   1,500,000 P&L Coal Holdings Corp., 9.625% due 5/15/08........      1,398,750
   3,000,000 Pindo Deli Fin Mauritius, 10.750% due 10/1/07......      1,807,500
             PT Polytama International Finance, 11.250% due
   2,176,598 6/15/07 (a)(b).....................................        114,271
   3,500,000 Radnor Holdings Corp., 10.000% due 12/1/03.........      3,150,000
             Republic Technologies/RTI Capital Corp., 13.750%
   4,000,000 due 7/15/09........................................        725,000
                                                                   ------------
                                                                     38,385,096
                                                                   ------------

 Consumer Cyclicals -- 7.9%
   2,500,000 Advance Stores Co. Inc., 10.250% due 4/15/08.......      2,075,000
   2,500,000 AmeriKing Inc., 10.750% due 12/1/06................      2,115,625
   5,000,000 Aztar Corp., 8.875% due 5/15/07....................      4,737,500
   3,250,000 B&G Foods Inc., 9.625% due 8/1/07..................      2,291,250
     625,000 Cole National Group, 9.875% due 12/31/06...........        459,375
             Collins & Aikman Floor Coverings Inc., 10.000% due
   5,000,000 1/15/07............................................      4,887,500
   2,500,000 Derby Cycle Corp., 10.000% due 5/15/08.............      1,012,500
   3,500,000 Finlay Fine Jewelry Corp., 8.375% due 5/1/08.......      3,132,500
   5,000,000 HMH Properties, Inc., 8.450% due 12/1/08...........      4,656,250
   2,500,000 Leslie's Poolmart Inc., 10.375% due 7/15/04........      1,875,000
   1,000,000 Levi Strauss & Co., 7.000% due 11/1/06.............        765,000
   3,500,000 Mattress Discounters Co., 12.625% due 7/15/07......      3,202,500
   2,000,000 Pillowtex Corp., 9.000% due 12/15/07...............        700,000
             Tjiwi Kimia International Finance Co. B.V., 10.000%
   5,000,000 due 8/1/04.........................................      3,287,500
             Vlasic Foods International Inc., 10.250% due
   1,250,000 7/1/09.............................................        443,750
   2,500,000 WestPoint Stevens, Inc., 7.875% due 6/15/05........      2,100,000
                                                                   ------------
                                                                     37,741,250
                                                                   ------------

 Consumer Non-Cyclicals -- 8.6%
             Circus Circus Enterprise, (Mandalay Resort Group),
   1,500,000 9.250% due 12/1/05.................................      1,455,000
   2,500,000 Columbia/HCA Healthcare Co., 6.910% due 6/15/05....      2,287,500
   1,479,000 Flooring America Inc., 9.250% due 10/15/07.........        850,425
     750,000 French Fragrances Inc., 10.375% due 5/15/07........        708,750
   2,000,000 Harrah's Operating Co., Inc., 7.875% due 12/15/05..      1,885,000

                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers High Yield Bond Fund

-------------------------------------------------------------------------------
    Face
   Amount                          Security                           Value

-------------------------------------------------------------------------------
 Consumer Non-Cyclicals -- 8.6% (continued)
 $ 1,000,000 Home Interiors & Gifts Inc., 10.125% due 6/1/08....   $    575,000
   2,500,000 Horseshoe Gaming LLC, 9.375% due 6/15/07...........      2,475,000
   4,000,000 Imperial Holly Corp., 9.750% due 12/15/07..........        785,000
   2,000,000 Iowa Select Farms, L.P., 10.750% due 12/1/05 (c)...        587,500
             Jafra Cosmetics International, Inc., 11.750% due
   3,500,000 5/1/08.............................................      3,377,500
   2,500,000 MGM Grand Inc., 9.750% due 6/1/07..................      2,556,250
             Nebco Evans Holding Corp., (Zero coupon until
   7,000,000 7/15/02, 12.375% thereafter), due 7/15/07 (b)(d)...          8,750
   4,000,000 North Atlantic Trading Co., 11.000% due 6/15/04....      3,630,000
             Park Place Entertainment Corp.:
   3,500,000 7.875% due 12/15/05................................      3,298,750
   1,500,000 9.375% due 2/15/07 (c).............................      1,503,750
             Premier International Foods Corp., 12.000% due
   3,250,000 9/1/09 (c).........................................      2,925,000
   2,482,000 Pueblo Xtra International Inc., 9.500% due 8/1/03..      1,154,130
     350,000 Revlon Consumer Products Corp., 8.625% due 2/1/08..        178,500
   2,500,000 Sun International Hotels Ltd., 9.000% due 3/15/07..      2,325,000
             Tenet Healthcare Corp.:
   1,500,000 8.000% due 1/15/05.................................      1,447,500
   1,000,000 9.250% due 9/1/10 (c)..............................      1,012,500
             Triarc Consumer Products Group LLC, 10.250% due
   3,500,000 2/15/09............................................      3,403,750
   2,874,000 Waterford Gaming LLC, 9.500% due 3/15/10 (c).......      2,773,410
                                                                   ------------
                                                                     41,203,965
                                                                   ------------
 Energy -- 5.3%
   1,500,000 Belco Oil & Gas Corp., 10.500% due 4/1/06..........      1,516,875
   3,000,000 Benton Oil & Gas Co., 11.625% due 5/1/03...........      1,935,000
   3,585,000 Canadian Forest Oil Ltd., 8.750% due 9/15/07.......      3,387,825
             Clark Refining & Marketing Inc., 8.875% due
   1,500,000 11/15/07...........................................        967,500
             Companhia Energetica de Sao Paulo, 9.125% due
   3,000,000 6/26/07 (e)........................................      2,925,000
   5,000,000 Costilla Energy, Inc., 10.250% due 10/1/06 (b)(d)..      2,250,000
     500,000 Key Energy Services Inc., 14.000% due 1/15/09......        565,000
   5,000,000 Lomak Petroleum Inc., 8.750% due 1/15/07...........      4,325,000
   2,000,000 Northern Offshore Asia, 10.000% due 5/15/05........      1,250,000
   2,250,000 Pioneer Natural Resource Co., 9.625% due 4/1/10....      2,325,938
   3,500,000 United Refining Co., 10.750% due 6/15/07...........      2,100,000
   2,000,000 Vintage Petroleum Inc., 9.750% due 6/30/09.........      2,045,000
                                                                   ------------
                                                                     25,593,138
                                                                   ------------
 Finance Services -- 2.7%
   3,210,025 Airplanes Pass-Through Trust, 10.875% due 3/15/19..      2,607,792
             ContiFinancial Corp.:
   2,250,000 7.500% due 3/15/02 (b)(d)..........................        281,250
   7,000,000 8.375% due 8/15/03 (b)(d)..........................        875,000
   8,750,000 8.125% due 4/01/08 (b)(d)..........................      1,093,750
   1,500,000 DVI Inc., 9.875% due 2/1/04........................      1,372,500
   3,500,000 Metris Cos. Inc., 10.125% due 7/15/06..............      3,342,500
             Morgan Stanley Aircraft Finance, Series 1A, Class
   3,000,000 D1, 8.700% due 3/15/23.............................      2,400,000
   1,250,000 Nationwide Credit Inc., 10.250% due 1/15/08........        881,250
                                                                   ------------
                                                                     12,854,042
                                                                   ------------


                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers High Yield Bond Fund

-------------------------------------------------------------------------------
    Face
   Amount                          Security                           Value

-------------------------------------------------------------------------------
 Housing Related -- 1.9%
             American Architecture Products Corp., 11.750% due
 $ 1,000,000 12/1/07............................................   $    175,000
   2,000,000 American Standard Inc., 7.375% due 2/1/08..........      1,820,000
   5,000,000 Blount Inc., 13.000% due 8/1/09....................      5,125,000
   2,000,000 Nortek Inc., 9.875% due 3/1/04.....................      1,910,000
                                                                   ------------
                                                                      9,030,000
                                                                   ------------
 Manufacturing -- 5.6%
   3,125,000 Anchor Advanced Products Inc., 11.750% due 4/1/04..      2,109,375
   4,000,000 Breed Technologies, Inc., 9.250% due 4/15/08.......         45,000
             Federal-Mogul Corp.:
   2,500,000 7.375% due 1/15/06.................................      1,818,750
   2,000,000 7.500% due 1/15/09.................................      1,372,500
   3,250,000 Foamex L.P., 9.875% due 6/15/07....................      2,490,312
             High Voltage Engineering Corp., 10.500% due
   3,750,000 8/15/04............................................      2,606,250
   1,298,000 Hines Horticulture Inc., 11.750% due 10/15/05......      1,304,490
   5,000,000 Indesco International Inc., 9.750% due 4/15/08.....      1,875,000
             International Utility Structures Inc., 10.750% due
     875,000 2/1/08.............................................        721,875
   3,750,000 JH Heafner Co., 10.000% due 5/15/08................      2,756,250
   1,250,000 Lear Corp., 8.110% due 5/15/09.....................      1,140,625
   1,000,000 Oxford Automotive Inc., 10.125% due 6/15/07........        875,000
   2,500,000 Sequa Corp., 9.000% due 8/1/09.....................      2,412,500
             Stellex Industries Inc., 9.500% due 11/1/07
   3,500,000 (b)(d).............................................        350,000
   1,500,000 Tenneco Automotive Inc., 11.625% due 10/15/09......      1,342,500
   1,500,000 Williams Scotsman Inc., 9.875% due 6/1/07..........      1,372,500
   2,240,000 Winsloew Furniture, Inc., 12.750% due 8/15/07......      2,072,000
                                                                   ------------
                                                                     26,664,927
                                                                   ------------
 Media & Cable -- 7.9%
             Adelphia Communications Corp.:
   2,000,000 10.500% due 7/15/04................................      2,010,000
   1,750,000 9.875% due 3/1/07..................................      1,684,375
             Avalon Cable Holdings, (Zero coupon until 12/1/03,
   5,000,000 11.875% thereafter), due 12/1/08...................      3,262,500
             Charter Communications Holdings LLC, (Zero coupon
   5,000,000 until 4/1/04, 9.920% thereafter), due 4/1/11.......      2,850,000
             Citadel Broadcasting Co.:
   2,000,000 10.250% due 7/1/07.................................      2,032,500
   1,000,000 9.250% due 11/15/08................................        975,000
   5,000,000 CSC Holdings, Inc., 10.500% due 5/15/16............      5,337,500
             Diamond Cable Communications PLC, (Zero coupon
   2,000,000 until 12/15/00, 11.750% thereafter), due 12/15/05..      1,907,500
             Hollinger International Publishing Inc.:
   1,000,000 9.250% due 2/1/06..................................        991,250
   4,000,000 9.250% due 3/15/07.................................      3,960,000
             NTL Inc., (Zero coupon until 2/1/01, 11.500%
   3,000,000 thereafter), due 2/15/06...........................      2,782,500
   1,949,000 Sun Media Corp., 9.500% due 2/15/07................      1,900,275
             Telewest Communications PLC:
             Zero coupon until 10/1/00, (11.000% thereafter),
   3,250,000 due 10/1/07........................................      3,095,625
             Zero coupon until 4/15/04, (9.250% thereafter), due
   1,875,000 4/15/09............................................      1,017,188
             United International Holdings, (Zero coupon until
   6,000,000 2/15/03, 10.750% thereafter), due 2/15/08..........      4,230,000
                                                                   ------------
                                                                     38,036,213
                                                                   ------------

                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers High Yield Bond Fund

-------------------------------------------------------------------------------
    Face
   Amount                          Security                           Value

-------------------------------------------------------------------------------
 Services & Others -- 5.6%
 $ 2,250,000 Advanstar Communications Inc., 9.250% due 5/1/08...   $  2,171,250
   3,250,000 Allied Waste Industries, Inc., 10.000% due 8/1/09..      2,730,000
   2,500,000 Aqua Chemical Inc., 11.250% due 7/1/08.............      1,418,750
   3,750,000 Avis Rent A Car, Inc., 11.000% due 5/1/09..........      3,928,125
             Axiohm Transaction Solutions Inc., 9.750% due
   5,000,000 10/1/07 (b)(d).....................................      1,037,500
   2,500,000 COMFORCE Operating Inc., 12.000% due 12/1/07.......      1,262,500
             Crown Castle International Corp., 10.750% due
   1,250,000 8/1/11.............................................      1,273,438
   3,200,000 Dyncorp Inc., 9.500% due 3/1/07....................      2,448,000
   3,000,000 Employee Solutions, Inc., 10.000% due 10/15/04.....        600,000
   3,250,000 Federal Data Corp., 10.125% due 8/1/05.............      2,254,688
   2,000,000 Intertek Finance, 10.250% due 11/1/06..............      1,650,000
   3,000,000 Loomis Fargo & Co., 10.000% due 1/15/04............      2,895,000
   3,000,000 Pierce Leahy Corp., 11.125% due 7/15/06............      3,112,500
   4,000,000 Safety-Kleen Services, 9.250% due 6/1/08 (b)(d)....        340,000
                                                                   ------------
                                                                     27,121,751
                                                                   ------------

 Technology -- 0.5%
   2,165,000 Polaroid Corp., 11.500% due 2/15/06................      2,262,425
                                                                   ------------

 Telecommunications -- 7.4%
     815,000 Centennial Cellular Corp., 10.750% due 12/15/08....        795,644
             Covad Communications Group Inc., 12.000% due
   3,000,000 2/15/10 (c)........................................      2,355,000
             Global Crossing Holding Ltd.:
   1,550,000 9.125% due 11/15/06................................      1,491,875
   1,000,000 9.500% due 11/15/09................................        970,000
             ICG Holdings Inc.:
             Zero coupon until 9/15/00, (13.500% thereafter),
   2,500,000 due 9/15/05........................................      2,431,250
             Zero coupon until 5/1/01, (12.500% thereafter), due
   2,250,000 5/1/06.............................................      1,873,125
             Intermedia Communications Inc., (Zero coupon until
   3,000,000 5/15/01, 12.500% thereafter), due 9/15/06..........      2,737,500
             Leap Wireless International Inc., 12.500% due
   1,250,000 4/15/10............................................      1,106,250
             Level 3 Communications Inc.:
   1,000,000 11.000% due 3/15/08 (c)............................        995,000
   1,500,000 9.125% due 5/1/08..................................      1,353,750
             Nextel Communications Inc., (Zero coupon until
  10,000,000 10/31/02, 9.750% thereafter), due 10/31/07.........      7,475,000
   1,000,000 NEXTLINK Communications Inc., 10.750% due 6/1/09...        990,000
   2,500,000 Orange PLC, 9.000% due 6/1/09......................      2,562,500
             Price Communications Wireless, Inc., 9.125% due
   2,500,000 12/15/06...........................................      2,537,500
   1,750,000 PSINet Inc., 11.500% due 11/1/08...................      1,653,750
             Ubiquitel Operating Co., (Zero coupon until
   2,500,000 4/15/05, 14.000% thereafter), due 4/15/10 (c)......      1,459,375
   3,250,000 World Access, Inc., 13.250% due 1/15/08............      2,925,000
                                                                   ------------
                                                                     35,712,519
                                                                   ------------

 Transportation -- 2.8%
   2,350,000 Northwest Airlines Inc., 7.625% due 3/15/05........      2,079,750
   2,500,000 Stena AB, 8.750% due 6/15/07.......................      2,193,750
   1,000,000 Teekay Shipping Corp., 8.320% due 2/1/08...........        925,000
             TFM S.A. de C.V., (Zero coupon until 6/15/02,
   6,500,000 11.750% thereafter), due 6/15/09...................      4,468,750
   4,071,660 Viacao Aerea Riograndens, 9.600% due 2/10/05.......      3,542,344
                                                                   ------------
                                                                     13,209,594
                                                                   ------------

 Utilities -- 0.5%
   2,500,000 Azurix Corp., 10.750% due 2/15/10 (c)..............      2,418,750
                                                                   ------------
             TOTAL CORPORATE BONDS
             (Cost -- $391,362,012).............................    310,233,670
                                                                   ------------


                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers High Yield Bond Fund

-------------------------------------------------------------------------------
    Face
   Amount                          Security                           Value

-------------------------------------------------------------------------------
 CONVERTIBLE BONDS -- 1.9%
 Consumer Non-Cyclical -- 1.1%
 $32,500,000 Sunbeam Corp., zero coupon due 3/25/18 (c).........   $  5,281,250
                                                                   ------------
 Media & Telecommunication -- 0.8%
   5,000,000 Quantum Corp., 7.000% due 8/1/04...................      3,953,149
                                                                   ------------
             TOTAL CONVERTIBLE BONDS
             (Cost -- $13,019,454)..............................      9,234,399
                                                                   ------------
 SOVEREIGN BONDS -- 24.0%
 Argentina -- 4.6%
             Republic of Argentina:
   4,500,000 11.595% due 4/10/05 (e)............................      4,230,000
   6,000,000 11.375% due 3/15/10................................      5,475,000
  13,030,000 12.000% due 2/1/20.................................     11,955,025
     400,000 9.750% due 9/19/27.................................        312,000
                                                                   ------------
                                                                     21,972,025
                                                                   ------------
 Brazil -- 4.5%
             Federal Republic of Brazil:
     515,958 C Bond, 8.000% due 4/15/14.........................        374,392
   7,250,000 DCB, Series L, 7.000% due 4/15/12 (e)..............      5,355,937
  12,000,000 FLIRB, Series L, 5.000% due 4/15/09 (e)............      9,285,000
   7,512,107 MYDFA, 6.813% due 9/15/07 (e)......................      6,422,851
                                                                   ------------
                                                                     21,438,180
                                                                   ------------
 Bulgaria -- 2.3%
             Republic of Bulgaria:
   3,500,000 Discount Bond, 7.063% due 7/28/24 (e)..............      2,765,000
  11,000,000 FLIRB, Series A, 2.750% due 7/28/12 (e)............      8,112,500
                                                                   ------------
                                                                     10,877,500
                                                                   ------------
 Columbia -- 2.6%
             Republic of Columbia:
   4,400,000 13.580% due 8/13/05................................      4,136,000
   2,500,000 9.750% due 4/23/09.................................      1,968,750
   7,400,000 11.750% due 2/25/20................................      6,206,750
                                                                   ------------
                                                                     12,311,500
                                                                   ------------
 Croatia -- 0.1%
             Republic of Croatia, Series B, 7.063% due 7/31/06
     384,826 (e)................................................        363,660
                                                                   ------------
 Ecuador -- 0.4%
   5,600,000 Republic of Ecuador, Par Bond, due 2/28/25 (b)(d)..      1,904,000
                                                                   ------------
 Ivory Coast -- 0.9%
             Republic of Ivory Coast, FLIRB, due 3/29/18
  28,350,000 (b)(d).............................................      4,536,000
                                                                   ------------
 Mexico -- 0.3%
   1,500,000 United Mexican States, 11.375% due 9/15/16.........      1,719,000
                                                                   ------------
 Russia -- 3.0%
             Russia, Federation:
   1,725,000 11.750% due 6/10/03 (c)............................      1,603,172
  12,235,000 11.750% due 6/10/03................................     11,370,903
   1,900,000 10.000% due 6/26/07................................      1,470,125
                                                                   ------------
                                                                     14,444,200
                                                                   ------------

                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers High Yield Bond Fund

-------------------------------------------------------------------------------
 Face Amount                          Security                        Value

-------------------------------------------------------------------------------
 Venezuela -- 5.3%
                    Republic of Venezuela:
 $15,234,000        13.625% due 8/15/18.........................   $ 14,167,620
      17,000        9.250% due 9/15/27..........................         11,216
                    FLIRB:
  10,499,895        Series A, 7.438% due 3/31/07 (e)............      8,609,914
   3,166,635        Series B, 7.438% due 3/31/07 (e)............      2,596,641
                                                                   ------------
                                                                     25,385,391
                                                                   ------------
                    TOTAL SOVEREIGN BONDS
                    (Cost -- $109,519,990)......................    114,951,456
                                                                   ------------

 LOAN PARTICIPATIONS (f)  -- 5.1%
                    Jamaica, Tranche B, 7.563% due 11/15/04
   1,031,250        (Chase Manhattan Bank)(e)...................        899,766
                    Kingdom of Morocco, Tranche A, 7.750% due
   5,000,285        1/1/09 (J.P. Morgan Securities) (e).........      4,500,256
                    The People's Democratic Republic of Algeria:
                    Tranche 1, 7.188% due 9/4/06 (Chase
   2,902,273        Manhattan Bank) (e).........................      2,390,747
                    Tranche 3, 7.188% due 3/4/10 (Chase
   8,150,000        Manhattan Bank) (e).........................      6,336,625
                    Russia, Principal Loan, due 12/15/20 (J.P.
  33,000,000        Morgan Securities) (b)(d)...................     10,147,500
                                                                   ------------
                    TOTAL LOAN PARTICIPATIONS
                    (Cost -- $22,105,521).......................     24,274,894
                                                                   ------------

   Shares
   ------
 COMMON STOCK -- 0.0%
      10,212        World Access, Inc. (Cost -- $181,931).......        112,970
                                                                   ------------

 PREFERRED STOCK -- 0.7%
                    California Federal Capital, Series A,
      80,000        9.125%......................................      1,695,000
       1,597        Rural Cellular Corp. .......................      1,521,142
                    TCR Holding Corp. (d):
       9,787        Class B Shares..............................             98
       5,383        Class C Shares..............................             54
      14,191        Class D Shares..............................            142
      29,362        Class E Shares..............................            294
                                                                   ------------
                    TOTAL PREFERRED STOCK
                    (Cost -- $3,598,091)........................      3,216,730
                                                                   ------------

  Warrants
  --------
 WARRANTS (d) -- 0.0%
         900        Cygnal Technologies Corp., (Exercise price
                     of $0.01 per share expiring 8/31/02, each
                     warrant exercisable for one share of common
                     stock).....................................             --
       4,000        Glasstech Inc., Expire 6/30/04..............          2,000
       4,000        Republic Technologies/RIT Capital Corp.,
                    Expire 7/15/09..............................            400
       2,000 rights Terex Stock Appreciation, Expire 5/15/02....         28,250
       2,240        Winsloew Furniture, Inc., Expire 1/1/01.....         33,600
                                                                   ------------
                    TOTAL WARRANTS
                    (Cost -- $199,154)..........................         64,250
                                                                   ------------
                    SUB-TOTAL INVESTMENTS.......................
                    (Cost--$539,986,153)........................    462,088,369
                                                                   ------------

                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers High Yield Bond Fund

-------------------------------------------------------------------------------
 Face Amount                       Security                           Value

-------------------------------------------------------------------------------
 REPURCHASE AGREEMENT -- 3.6%
 $17,133,000 SBC Warburg Dillon Read Inc., 6.550% due 7/3/00;
              Proceeds at maturity -- $17,142,352; (Fully
              collateralized by U.S. Treasury Notes, 8.875% due
              8/15/17; Market value -- $17,476,045) (Cost --
               $17,133,000).....................................   $ 17,133,000
                                                                   ------------
             TOTAL INVESTMENTS -- 100%
             (Cost -- $557,119,153*)............................   $479,221,369
                                                                   ============

------
(a) Payment-in-kind security for which all or part of the interest earned may be paid in additional bonds.
(b) Security is currently in default.
(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(d) Non-income producing securities.
(e) Interest rate shown reflects current rate on instrument with variable rate or step coupon rate.
(f) Participation interest was aquired through the financial institutions indi-cated parenthetically.
 *  Aggregate cost for Federal income tax purchase is substantially the same.

    Abbreviations used in this schedule:
    -----------------------------------
    C Bond -- Capitalization Bond.
    DCB-- Debt Conversion Bond.
    FLIRB-- Front-Loaded Interest Reduction Bonds.
    FRB-- Floating Rate Bond.

                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Stategic Bond Fund

-------------------------------------------------------------------------------
    Face
   Amount                          Security                           Value

-------------------------------------------------------------------------------
 CORPORATE BONDS -- 31.9%

 Basic Industries -- 3.9%
 $   500,000 Avecia Group PLC, 11.000% due 7/1/09...............   $    492,500
     250,000 Berry Plastics Corp., 12.250% due 4/15/04..........        238,438
     500,000 Gentek Inc., 11.000% due 8/1/09....................        508,750
     500,000 Holt Group, 9.750% due 1/15/06.....................         50,000
   1,000,000 Hylsa S.A. de C.V., 9.250% due 9/15/07.............        928,836
     402,096 Jordan Industries Inc., (Zero coupon until 4/1/02,
              11.750% thereafter), due 4/1/09...................        259,352
     125,000 LTV Corp., 11.750% due 11/15/09....................        105,625
     250,000 Lyondell Chemical Co., 10.875% due 5/1/09..........        249,375
     250,000 Murrin Murrin Holdings Property, 9.375% due
              8/31/07...........................................        217,500
     125,000 P&L Coal Holdings Corp., 9.625% due 5/15/08........        116,563
     250,000 Radnor Holdings Corp., 10.000% due 12/1/03.........        225,000
     300,000 Raytheon Co., 6.150% due 11/1/08...................        266,625
     235,000 Repap New Brunswick, 10.625% due 4/15/05...........        207,975
     500,000 Republic Technologies/RTI Capital Corp., 13.750%
              due 7/15/09.......................................         90,625
     500,000 USX Corp., 7.200% due 2/15/04......................        491,875
                                                                   ------------
                                                                      4,449,039
                                                                   ------------

 Consumer Cyclicals -- 2.3%
     500,000 Advance Stores Co. Inc., 10.250% due 4/15/08.......        415,000
     500,000 AmeriKing Inc., 10.750% due 12/1/06................        423,125
     250,000 Cole National Group, Inc., 8.625% due 8/15/07......        166,250
     250,000 Collins & Aikman Floor Coverings Inc., 10.000% due
              1/15/07...........................................        244,375
     200,000 Derby Cycle Corp., 10.000% due 5/15/08.............         81,000
     350,000 HMH Properties Inc., 7.875% due 8/1/08.............        315,875
     500,000 Mattress Discounters Co., 12.625% due 7/15/07......        457,500
     375,000 Pillowtex Corp., 9.000% due 12/15/07...............        131,250
     200,000 Vlasic Foods International Inc., 10.250% due
              7/1/09............................................         71,000
     250,000 WestPoint Stevens, Inc., 7.875% due 6/15/05........        210,000
     250,000 Worldtex Inc., 9.625% due 12/15/07.................         95,000
                                                                   ------------
                                                                      2,610,375
                                                                   ------------

 Consumer Non-Cyclicals -- 5.3%
     250,000 Columbia/HCA Healthcare Co., 6.910% due 6/15/05....        228,750
     500,000 DaimlerChrysler North America Holding Corp., 7.750%
              due 5/27/03.......................................        503,750
     250,000 Delta Beverage Group Inc., 9.750% due 12/15/03.....        237,188
     370,000 Flooring America Inc., 9.250% due 10/15/07.........        212,750
     250,000 French Fragrances Inc., 10.375% due 5/15/07........        241,250
     250,000 Harrah's Operating Co. Inc., 7.875% due 12/15/05...        235,625
     375,000 Home Interiors & Gifts Inc., 10.125% due 6/1/08....        215,625
     375,000 Horseshoe Gaming LLC, 9.375% due 6/15/07...........        371,250
     375,000 Imperial Holly Corp., 9.750% due 12/15/07..........         73,594
     500,000 Iowa Select Farms, L.P., 10.750% due 12/1/05 (a)...        146,875
     400,000 Kroger Co., 7.650% due 4/15/07.....................        392,000
     250,000 Majestic Star Corp., 10.875% due 7/1/06............        205,000
     125,000 MGM Grand Inc., 9.750% due 6/1/07..................        127,813
     150,000 Mohegan Tribal Gaming Corp., 8.750% due 1/1/09.....        143,250
     375,000 Nebco Evans Holding Corp., (Zero coupon until
              7/15/02, 12.375% thereafter), due 7/15/07 (b)(c)..            469
     250,000 North Atlantic Trading, 11.000% due 6/15/04........        226,875
     250,000 Park Place Entertainment Inc., 7.875% due
              12/15/05..........................................        235,625
     375,000 Premier International Foods Corp., 12.000% due
              9/1/09 (a)........................................        337,500
     190,000 Pueblo Xtra International Inc., 9.500% due 8/1/03..         88,350

                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Strategic Bond Fund

-------------------------------------------------------------------------------
    Face
   Amount                          Security                           Value

-------------------------------------------------------------------------------
 Consumer Non-Cyclicals -- 5.3% (continued)
             Revlon Consumer Products Corp.:
 $   125,000 9.000% due 11/1/06.................................   $     90,625
      25,000 8.625% due 2/1/08..................................         12,750
     250,000 Simmons Co., 10.250% due 3/15/09...................        223,125
     300,000 Sun International Hotel Inc., 8.625% due 12/15/07..        273,000
     250,000 Tenet Healthcare Corp., 9.250% due 9/1/10 (a)......        253,125
     500,000 United Industries Corp., 9.875% due 4/1/09.........        277,500
     350,000 Wal-Mart Stores Inc., 7.550% due 2/15/30...........        358,750
     340,000 Waterford Gaming LLC, 9.500% due 3/15/10 (a).......        328,100
                                                                   ------------
                                                                      6,040,514
                                                                   ------------

 Energy -- 2.1%
     250,000 Belco Oil & Gas Corp., 10.500% due 4/1/06..........        252,813
     200,000 Benton Oil & Gas Co., 11.625% due 5/1/03...........        129,000
     500,000 Continental Resources, 10.250% due 8/1/08..........        448,750
     500,000 Costilla Energy Inc., 10.250% due 10/1/06 (b)(c)...        225,000
     250,000 Frontier Oil Corp., 9.125% due 2/15/06.............        222,500
             Plains Resources Inc.:
     250,000 10.250% due 3/15/06................................        253,125
     250,000 10.250% due 3/15/06 (a)............................        253,125
     250,000 R&B Falcon Corp., 9.500% due 12/15/08..............        252,500
     300,000 Union Oil Co. of California, 7.350% due 6/15/09....        291,750
                                                                   ------------
                                                                      2,328,563
                                                                   ------------

 Financial Services -- 3.6%
     493,850 Airplanes Pass Through Trust, 10.875% due 3/15/19..        401,199
     450,000 Bank of America Corp., 7.875% due 5/16/05..........        455,625
     250,000 CB Richard Ellis Services Inc., 8.875% due 6/1/06..        213,750
             ContiFinancial Corp.:
     250,000 7.500% due 3/15/02 (b)(c)..........................         31,250
     500,000 8.375% due 8/15/03 (b)(c)..........................         62,500
     125,000 8.125% due 4/1/08 (b)(c)...........................         15,625
     600,000 Countrywide Home Loan Corp., 6.250% due 4/15/09....        525,750
     500,000 DVI, Inc., 9.875% due 2/1/04.......................        457,500
     250,000 Forest City Enterprises, 8.500% due 3/15/08........        227,500
     500,000 Metris Cos. Inc., 10.125% due 7/15/06..............        477,500
     500,000 Morgan Stanley Dean Witter & Co., 7.750% due
              6/15/05...........................................        503,125
     500,000 PaineWebber Group, 6.450% due 12/1/03..............        477,500
     200,000 Spieker Properties, Inc., 7.250% due 5/1/09........        186,500
                                                                   ------------
                                                                      4,035,324
                                                                   ------------

 Housing Related -- 0.8%
     500,000 Blount Inc., 13.000% due 8/1/09....................        512,500
     375,000 Nortek, Inc., 9.875% due 3/1/04....................        358,125
                                                                   ------------
                                                                        870,625
                                                                   ------------

 Manufacturing -- 2.8%
     500,000 Breed Technologies, Inc., 9.250% due 4/15/08
              (b)(c)............................................          5,625
     375,000 Federal-Mogul Co., 7.375% due 1/15/06..............        272,813
     500,000 Foamex L.P., 9.875% due 6/15/07....................        383,125
     250,000 Hexcel Corp., 9.750% due 1/15/09...................        223,750
     225,000 Hines Horticulture, Inc., 11.750% due 10/15/05.....        226,125
     250,000 Indesco International Inc., 9.750% due 4/15/08.....         93,750
     375,000 JL French Auto Casting Corp., 11.500% due 6/1/09...        343,125

                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Strategic Bond Fund

-------------------------------------------------------------------------------
    Face
   Amount                          Security                           Value

-------------------------------------------------------------------------------
 Manufacturing -- 2.8% (continued)
 $   250,000 Key Plastics, Inc., 10.250% due 3/15/07 (b)(c).....   $     21,250
     500,000 Moll Industries, Inc., 10.500% due 7/1/08..........         90,000
     335,000 Motors & Gears, Inc., 10.750% due 11/15/06.........        324,113
     250,000 Neenah Corp., 11.125% due 5/1/07...................        185,000
     325,000 Polymer Group Inc., 8.750% due 3/1/08..............        271,375
     250,000 Sequa Corp., 9.000% due 8/1/09.....................        241,250
     250,000 Stellex Industries Inc., 9.500% due 11/1/07
              (b)(c)............................................         25,000
     250,000 Tenneco Automotive Inc., 11.625% due 10/15/09......        223,750
     250,000 Winsloew Furniture, Inc., 12.750% due 8/15/07......        231,250
                                                                   ------------
                                                                      3,161,301
                                                                   ------------

 Media & Cable -- 4.2%
             Adelphia Communications Corp.:
      17,091 9.500% due 2/15/04 (d).............................         16,578
     150,000 10.500% due 7/15/04................................        150,750
     250,000 7.875% due 5/1/09..................................        211,875
     500,000 AMFM Inc., 9.250% due 7/1/07.......................        512,500
     750,000 Avalon Cable Holdings, (Zero coupon until 12/1/03,
              11.875% thereafter), due 12/1/08..................        489,375
             Century Communications:
     500,000 8.375% due 12/15/07................................        446,250
     500,000 Zero coupon due 1/15/08............................        207,500
             Charter Communications Holdings LLC:
     250,000 8.625% due 4/1/09..................................        220,938
     750,000 Zero coupon until 4/1/04, (9.920% thereafter), due
              4/1/11............................................        427,500
     250,000 Diamond Cable Co., (Zero coupon until 12/15/00,
              11.750% thereafter), due 12/15/05.................        238,438
     275,000 Hollinger International Publishing Inc., 9.250% due
              2/1/06............................................        272,594
     325,000 NTL Inc., (Zero coupon until 2/1/01, 11.500%
              thereafter), due 2/1/06...........................        301,438
     500,000 Sprint Capital Corp., 5.700% due 11/15/03..........        474,375
     450,000 Telewest Communications PLC, (Zero coupon until
              10/1/00, 11.000% thereafter), due 10/1/07.........        428,625
     525,000 United International Holdings, (Zero coupon until
              2/15/03, 10.750% thereafter), due 2/15/08.........        370,125
                                                                   ------------
                                                                      4,768,861
                                                                   ------------

 Services/Other -- 2.7%
     375,000 Allied Waste North America, Inc., 7.875% due
              1/1/09............................................        321,563
     375,000 Avis Rent-A-Car, Inc., 11.000% due 5/1/09..........        392,813
     300,000 Axiohm Transaction Solutions Inc., 9.750% due
              10/1/07 (b)(c)....................................         62,250
     500,000 Cendant Corp., 7.750% due 12/1/03..................        483,125
     250,000 Dyncorp Inc., 9.500% due 3/1/07....................        191,250
     200,000 Integrated Electric Services, 9.375% due 2/1/09....        163,000
     250,000 Iron Mountain Inc., 10.125% due 10/1/06............        251,250
     500,000 Loomis Fargo & Co., 10.000% due 1/15/04............        482,500
     250,000 Mail-Well Corp., 8.750% due 12/15/08...............        211,250
     250,000 Pierce Leahy Co., 8.125% due 5/15/08...............        221,250
     250,000 Primark Corp., 9.250% due 12/15/08.................        276,250
     500,000 Safety-Kleen Corp., 9.250% due 5/15/09 (b)(c)......         12,500
                                                                   ------------
                                                                      3,069,001
                                                                   ------------
 Technology -- 0.2%
     250,000 Polaroid Corp., 11.500% due 2/15/06................        261,250
                                                                   ------------


                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Strategic Bond Fund

-------------------------------------------------------------------------------
    Face
   Amount                          Security                           Value

-------------------------------------------------------------------------------
 Telecommunications -- 2.8%
 $   250,000 Covad Communications, 12.000% due 2/15/10 (a)......   $    196,250
     500,000 Energis PLC, 9.750% due 6/15/09....................        492,500
     350,000 ICG Holdings Inc., (Zero coupon until 9/15/00,
              13.500% thereafter), due 9/15/05..................        340,375
             Intermedia Communications Inc.:
     250,000 8.600% due 6/1/08..................................        232,500
     350,000 Zero coupon until 3/1/04, (12.250% thereafter), due
              3/1/09............................................        212,625
     200,000 Leap Wireless Inc., 12.500% due 4/15/10............        177,000
             Nextel Communications Inc.:
     400,000 Zero coupon until 10/31/02, (9.750% thereafter),
              due 10/31/07......................................        299,000
     600,000 Zero coupon until 2/15/03, (9.950% thereafter), due
              2/15/08...........................................        442,500
     250,000 Orange PLC, 9.000% due 6/1/09......................        256,250
     375,000 Price Communications Wireless, Inc., 11.750% due
              7/15/07...........................................        405,000
     125,000 PSINet Inc., 11.500% due 11/1/08...................        118,125
                                                                   ------------
                                                                      3,172,125
                                                                   ------------

 Transportation -- 0.7%
     250,000 Enterprise Shipholding Inc., 8.875% due 5/1/08.....        141,250
     250,000 Northwest Airlines Inc., 7.625% due 3/15/05........        221,250
     265,000 TFM S.A. de C.V., (Zero coupon until 6/15/02,
              11.750% thereafter), due 6/15/09..................        182,188
     339,305 Viacao Aerea Riograndens, 9.600% due 2/10/05.......        295,195
                                                                   ------------
                                                                        839,883
                                                                   ------------

 Utilities -- 0.5%
     350,000 Azurix Corp., 10.750% due 2/15/10 (a)..............        338,625
     250,000 GTE Corp., 6.940% due 4/15/28 (e)..................        221,563
                                                                   ------------
                                                                        560,188
                                                                   ------------
             TOTAL CORPORATE BONDS
             (Cost -- $43,921,827)..............................     36,167,049
                                                                   ------------

 CONVERTIBLE CORPORATE BONDS -- 0.4%
 Media & Telecommunications -- 0.4%
     500,000 Quantum Corp., 7.000% due 8/1/04 (Cost --
               $414,054)........................................        395,315
                                                                   ------------


 SOVEREIGN BONDS -- 14.6%

 Argentina -- 2.2%
             Republic of Argentina:
     700,000 11.750% due 4/7/09.................................        652,225
   1,346,000 11.750 due 6/15/15.................................      1,221,495
     650,000 11.375% due 1/30/17................................        583,538
                                                                   ------------
                                                                      2,457,258
                                                                   ------------

 Brazil -- 3.0%
             Federal Republic of Brazil:
   1,201,000 14.500% due 10/15/09...............................      1,272,159
   3,004,644 C Bond, 8.000% due 4/15/14.........................      2,180,245
                                                                   ------------
                                                                      3,452,404
                                                                   ------------

 Bulgaria -- 0.7%
             Republic of Bulgaria:
     600,000 FLIRB, Series A, 2.750% due 7/28/12 (f)............        442,500
     500,000 IAB, 7.0625% due 7/28/11 (f).......................        396,875
                                                                   ------------
                                                                        839,375
                                                                   ------------

                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Strategic Bond Fund

-------------------------------------------------------------------------------
    Face
   Amount                          Security                           Value

-------------------------------------------------------------------------------
 Columbia -- 0.6%
             Republic of Columbia:
 $   650,000 10.875% due 3/9/04.................................   $    607,750
     150,000 9.750% due 4/23/09.................................        133,500
                                                                   ------------
                                                                        741,250
                                                                   ------------

 Croatia -- 0.6%
     697,762 Republic of Croatia, Series B, 7.063% due 7/31/06
              (f)...............................................        659,385
                                                                   ------------

 Ecuador -- 0.4%
   1,300,000 Republic of Ecuador, Par Bond, due 2/28/25 (b)(c)..        442,000
                                                                   ------------

 Ivory Coast -- 0.3%
   1,950,000 Ivory Coast, FLIRB, due 3/29/18 (b)(c).............        312,000
                                                                   ------------

 Mexico -- 1.1%
   1,125,000 United Mexican States, 11.375% due 9/15/16.........      1,289,250
                                                                   ------------

 Panama -- 0.8%
             Republic of Panama:
     500,000 8.875% due 9/30/27.................................        421,875
     550,000 IRB, 4.250% due 7/17/14 (f)........................        440,688
                                                                   ------------
                                                                        862,563
                                                                   ------------

 Peru -- 0.4%
     625,000 Republic of Peru, PDI, 4.500% due 3/7/17 (f).......        417,969
                                                                   ------------

 Philippines -- 0.4%
     300,000 Bangko Sentral Philippines, 8.600% due 6/15/27.....        213,750
     350,000 Republic of Philippines, 9.875% due 1/15/19........        287,000
                                                                   ------------
                                                                        500,750
                                                                   ------------

 Russia -- 1.7%
             Russia:
   2,300,000 IAN, due 12/15/15 (b)(c)...........................        714,438
   1,375,000 Ministry of Finance, 12.750% due 6/24/28...........      1,194,531
                                                                   ------------
                                                                      1,908,969
                                                                   ------------

 Venezuela -- 2.4%
             Republic of Venezuela:
   1,850,000 13.625% due 8/15/18................................      1,720,500
   1,166,655 FLIRB, Series B, 7.4375% due 3/31/07 (f)...........        956,657
                                                                   ------------
                                                                      2,677,157
                                                                   ------------
             TOTAL SOVEREIGN BONDS
             (Cost -- $16,860,667)..............................     16,560,330
                                                                   ------------

 LOAN PARTICIPATIONS (g) -- 2.5%
     762,854 Kingdom of Morocco, Tranche A, 7.750% due 1/1/09
              (Chase Manhattan Bank & J.P. Morgan Securities)
              (f)...............................................        686,569
   1,125,000 The People's Democratic Republic of Algeria,
              Tranche 3, 7.188% due 3/4/10 (Chase Manhattan
              Bank) (f).........................................        874,688
   4,000,000 Russia, Principal Loan, due 12/15/20 (J.P. Morgan
              Securities & SBC Warburg Dillon Read) (b)(c)......      1,230,000
                                                                   ------------
             TOTAL LOAN PARTICIPATIONS
             (Cost -- $2,407,011)...............................      2,791,257
                                                                   ------------

                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Strategic Bond Fund

-------------------------------------------------------------------------------
    Face
   Amount                          Security                           Value

-------------------------------------------------------------------------------
 U.S. GOVERNMENT AGENCIES & OBLIGATIONS -- 29.9%
             U.S. Treasury Notes:
 $ 1,500,000 6.500% due 3/31/02.................................   $  1,500,930
   5,000,000 5.875% due 11/15/04 (i)............................      4,925,100
     500,000 6.125% due 8/15/29.................................        505,750
   5,500,000 6.250% due 5/15/30 (i).............................      5,775,000
             Federal Home Loan Mortgage Corporation (FHLMC):
      89,930 10.000% due 5/15/20................................         93,632
       1,575 1,156.500% due 6/15/21 -- Interest Only............         47,246
       9,097 Gold, 6.000% due 10/1/10...........................          8,628
     276,168 Gold, 7.000% due 7/1/11............................        271,420
             Federal National Mortgage Association (FNMA):
   1,150,000 6.500%, 30 year (TBA) (h)..........................      1,083,875
   7,500,000 7.000%, 30 year (TBA) (h)..........................      7,237,500
   2,000,000 8.000%, 30 year (TBA) (h)..........................      2,008,120
     373,859 7.394% due 8/17/03 (f).............................        373,041
       9,829 13.000% due 11/15/15...............................         11,319
      40,429 10.400% due 4/25/19................................         42,626
   3,372,721 0.576% due 3/17/20 -- Interest Only (f)............         71,670
   5,770,204 8.000% due 11/17/22 -- Interest Only...............        999,382
      64,627 6.500% due 2/1/26..................................         60,951
     707,535 6.500% due 3/1/26..................................        667,290
   9,058,683 7.500 due 3/18/27 -- Interest Only.................      1,965,417
   8,002,936 8.000% due 7/18/27 -- Interest Only................      1,410,742
  20,000,000 8.000% due 8/18/27 -- Interest Only................      3,640,410
   5,261,155 1.663% due 2/25/35 -- Interest Only (f)............        355,272
   8,385,597 0.522% due 10/17/36 -- Interest Only (f)...........        189,484
  11,267,957 1.03707% due 6/25/38 -- Interest Only (f)..........        619,738
                                                                   ------------
             TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATIONS
             (Cost -- $33,316,177)..............................     33,864,543
                                                                   ------------

 COLLATERALIZED MORTGAGE OBLIGATIONS -- 9.6%
   2,000,000 Commercial Mortgage Asset Trust, Series 1999-C1,
              Class C, 7.350% due 8/17/13.......................      1,885,625
   1,000,000 ContiMortgage Home Equity Loan Trust, Series 1999-
              3, Class B, 7.000% due 7/25/30....................        639,844
             DLJ Commercial Mortgage Corp.:
  10,789,386 Series 1998-CF2, Class S, 1.06593% due 11/12/31 --
               Interest Only (f)................................        519,239
  11,622,574 Series 1998-CG1, Class S, 0.69995% due 5/10/23 --
               Interest Only (f)................................        450,375
     290,418 First Union Residential Securitization, Series
              1998-A, Class B2, 7.000% due 8/25/28..............        256,476
   1,284,166 GE Capital Mortgage Services Inc., Series 1998-15,
              Class B1, 6.750% due 11/25/28.....................      1,155,148
   1,016,341 Green Tree Financial, Series 1997-6, Class A8,
              7.070% due 1/15/29................................        960,442
   1,250,000 LB Commercial Conduit Mortgage Trust, Series 1998-
              C1, Class A2, 6.780% due 4/15/09..................      1,197,183
   1,204,862 Mid-State Trust, Series 6, Class A1, 7.340% due
              7/1/35............................................      1,161,185
             PNC Mortgage Securities:
     391,002 Series 1998-4, Class 3B3, 6.750% due 5/25/28.......        331,008
     561,721 Series 1998-4, Class CB3, 6.840% due 5/25/28 (f)...        482,905
     937,735 Series 1998-5, Class CB2, 6.770% due 3/25/29 (f)...        821,690
     509,840 Series 1998-5, Class CB3, 6.740% due 7/25/28 (f)...        433,524
     736,235 Series 1998-5, Class DB3, 6.910% due 4/25/29 (f)...        611,535
                                                                   ------------
             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
             (Cost -- $11,892,309)..............................     10,906,179
                                                                   ------------

                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Strategic Bond Fund

-------------------------------------------------------------------------------


   Shares                          Security                           Value

-------------------------------------------------------------------------------
 PREFERRED STOCK (b) -- 0.0%

 Financial/Leasing -- 0.0%
             TCR Holding Corp.:
         841 Class B Shares.....................................   $          8
         462 Class C Shares.....................................              5
       1,218 Class D Shares.....................................             12
       2,521 Class E Shares.....................................             25
                                                                   ------------
             TOTAL PREFERRED STOCK
             (Cost -- $300).....................................             50
                                                                   ------------

 WARRANTS (b) -- 0.0%
         400 Cygnal Technologies Corp. (Exercise price of $0.01
              per share expiring 8/31/02, each warrant
              exercisable for one share of common stock)........             --
         500 Republic Technologies/ RTI Capital Corp., Expire
              7/15/09...........................................             50
         250 Winsloew Furniture, Inc., Expire 1/1/01............          3,750
                                                                   ------------
             TOTAL WARRANTS
             (Cost -- $41,064)..................................          3,800
                                                                   ------------
             SUB-TOTAL INVESTMENTS
             (Cost -- $108,853,409).............................    100,688,523
                                                                   ------------

    Face
   Amount
   ------

 REPURCHASE AGREEMENT -- 11.1%
 $12,529,000 SBC Warburg Dillon Read Inc., 6.550% due 7/3/00;
              Proceeds at maturity -- $12,535,839; (Fully
              collateralized by U.S. Treasury Notes, 10.625% due
              8/15/15; Market value -- $12,780,788) (Cost --
               $12,529,000).....................................     12,529,000
                                                                   ------------
             TOTAL INVESTMENTS -- 100%
             (Cost -- $121,382,409*)............................   $113,217,523
                                                                   ============

------
(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(b) Non-income producing security.
(c) Security is currently in default.
(d) Payment-in-kind security for which all or part of the interest earned may be paid in additional bonds.
(e) On July 3, 2000, Bell Atlantic Corp. and GTE Corp. merged. The surviving company was renamed Verizon Communications.
(f) Interest rate shown reflects current rate on instrument with variable rate or step coupon rates.
(g) Participation interests were acquired through the financial institutions indicated.
(h) Mortgage dollar roll.
(i) All or part of the security is segregated as collateral for mortgage dollar rolls.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

    Abbreviations used in this schedule:
    ------------------------------------
  C Bond -- Capitalization Bond.
  FLIRB-- Floating Rate Interest Reduction Bond.
  IAB-- Interest in Arrears Bond.
  IAN-- Interest in Arrears Note.
  IRB-- Interest Reduction Bond.
  PDI-- Past Due Interest.
  TBA-- To Be Announced.

                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers National Intermediate Municipal Fund

-------------------------------------------------------------------------------
   Face
  Amount                          Security                             Value

-------------------------------------------------------------------------------
 LONG-TERM INVESTMENTS -- 97.3%

 California -- 7.4%
 $285,000 Los Angeles, CA Harbor Department Revenue, Series B,
           AMBAC-Insured, 6.000% due 8/1/03......................   $   297,093
  250,000 Oakland, CA Port Revenue, Series G, MBIA-Insured,
           6.000% due 11/1/05....................................       266,985
  250,000 Sacramento County, CA Sanitation District Financing
           Authority Revenue, Series A, 5.250% due 12/1/12.......       256,473
                                                                    -----------
                                                                        820,551
                                                                    -----------

 Florida -- 3.9%
  175,000 Florida Housing Finance Agency Refunding, Single-Family
           Mortgage, Series A, 6.150% due 7/1/06.................       182,235
  250,000 Miami-Dade County, FL Aviation Revenue (Miami
           International Airport), Series A, FGIC-Insured,
           5.550% due 10/1/13....................................       252,725
                                                                    -----------
                                                                        434,960
                                                                    -----------

 Hawaii -- 2.2%
  250,000 Hawaii State Department of Budget & Finance, Special
           Purpose Revenue, 5.600% due 7/1/06....................       248,468
                                                                    -----------

 Illinois -- 11.1%
  250,000 Chicago, IL O'Hare International Airport Revenue,
           Series B, AMBAC-Insured, 5.000% due 1/1/02............       251,003
  300,000 Chicago, IL Water Reclamation District Refunding GO,
           5.900% due 12/1/06....................................       316,338
  250,000 Cook County, IL Refunding GO, Series A, MBIA-Insured,
           5.625% due 11/15/16...................................       251,338
  400,000 Illinois Student Assistance Commission Student Loan
           Revenue, Series M, 6.400% due 3/1/04..................       414,560
                                                                    -----------
                                                                      1,233,239
                                                                    -----------
 Indiana -- 13.2%
  500,000 Indiana Health Facilities Financing Authority Hospital
           Revenue Refunding (Hancock Memorial Hospital
           Health Services), 5.800% due 8/15/06..................       489,050
  300,000 Indiana Secondary Market for Educational Loans Revenue,
           Series C, AMBAC-Insured, 5.550% due 12/1/05...........       305,883
  650,000 Indiana Transportation Finance Authority Airport
           Facilities Lease Revenue, Series A, 6.250% due
           11/1/03...............................................       673,823
                                                                    -----------
                                                                      1,468,756
                                                                    -----------

 Iowa -- 2.3%
  250,000 Iowa Finance Authority Single-Family Revenue (Mortgage-
           Backed Program), Series A, 6.000% due 7/1/13..........       252,945
                                                                    -----------
 Louisiana -- 3.3%
  350,000 Louisiana Public Facilities Authority Student Loan
           Revenue, Series A-2, 6.750% due 9/1/06................       367,003
                                                                    -----------

 Maine -- 2.3%
  250,000 Maine State Housing Authority Mortgage Purchase
           Revenue, Series A, 5.950% due 11/15/11................       256,333
                                                                    -----------

 Maryland -- 1.5%
  165,000 Maryland State Health & Higher Educational Facilities
           Authority Revenue (University of Maryland Medical
           System), 6.000% due 7/1/05............................       164,144
                                                                    -----------

 Massachusetts -- 3.7%
  400,000 Massachusetts State Health & Educational Facilities
           Authority Revenue (Dana Farber Cancer Project), Series
           G-1, 6.500% due 12/1/05...............................       415,660
                                                                    -----------

 Mississippi -- 2.8%
  305,000 Mississippi Higher Education, Series C, 6.050% due
           9/1/07................................................       307,040
                                                                    -----------

 New Jersey -- 2.7%
  280,000 Passaic Valley, NJ Sewer Systems, Series D, AMBAC-
           Insured, 5.750% ETM 12/1/07...........................       295,000
                                                                    -----------



 New York -- 23.8%
          New York City, NY GO, Series D:
  320,000 6.500% due 2/1/02......................................       328,557
  130,000 6.500% ETM 2/1/02......................................       133,791

                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers National Intermediate Municipal Fund

-------------------------------------------------------------------------------
   Face
  Amount                          Security                             Value

-------------------------------------------------------------------------------
 New York -- 23.8% (continued)
 $250,000 New York State Dormitory Authority Lease Revenue (State
           University Dormitory Facilities), Series A,
           6.000% due 7/1/14.....................................   $   261,548
          New York State Dormitory Authority Revenue:
  700,000 College and University Educational Loan, MBIA-Insured,
           5.600% due 7/1/06.....................................       719,726
  400,000 State University of New York, Series X, 6.625% ETM
           7/1/04................................................       427,948
  500,000 New York State Mortgage Agency Revenue Homeowner
           Mortgage, Series 46, 5.900% due 10/1/06...............       511,364
  250,000 Niagara, NY Frontier Authority Airport Revenue (Buffalo
           Niagara International Airport), Series A, MBIA-
           Insured, 5.500% due 4/1/09............................       256,258
                                                                    -----------
                                                                      2,639,192
                                                                    -----------

 North Dakota -- 2.3%
  250,000 North Dakota State Housing Finance Agency Revenue
           Refunding Housing Finance Program, Series A,
           6.100% due 7/1/13.....................................       254,984
                                                                    -----------

 Ohio -- 3.4%
  250,000 Cleveland, OH Airport Systems Revenue, Series A, FSA-
           Insured, 5.500% due 1/1/08............................       255,387
  130,000 Miami County, OH Hospital Facilities Refunding &
           Improvement Revenue (Upper Valley Medical Center),
           5.600% due 5/15/02....................................       129,731
                                                                    -----------
                                                                        385,118
                                                                    -----------
 Texas -- 4.8%
  500,000 Austin, TX Airport System Revenue, Series A, MBIA-
           Insured, 6.500% due 11/15/05..........................       534,444
                                                                    -----------

 Virginia -- 6.6%
  250,000 Greater Richmond Convention Center Authority, VA Hotel
           Tax Revenue (Convention Center Expansion Project),
           6.000% due 6/15/13....................................       262,309
  500,000 Pocahontas Parkway Association, VA Toll Road Revenue,
           Series A, 5.000% due 8/15/06..........................       472,200
                                                                    -----------
                                                                        734,509
                                                                    -----------
          TOTAL LONG-TERM INVESTMENTS
          (Cost -- $10,647,044)..................................    10,812,346
                                                                    -----------

 Texas -- 1.8%
  200,000 Sabine River Authority, TX PCR (Texas Utilities
           Electric Co.), VRDD, 4.650% due 4/1/30................       200,000
                                                                    -----------

 SHORT-TERM INVESTMENTS -- 2.7%

 Utah -- 0.9%
  100,000 Carbon County, UT PCR Refunding (PacifiCorp Projects),
           VRDD, 4.550% due 11/1/24..............................       100,000
                                                                    -----------
          TOTAL SHORT-TERM INVESTMENTS
          (Cost -- $300,000).....................................       300,000
                                                                    -----------
          TOTAL INVESTMENTS -- 100%
          (Cost -- $10,947,044*).................................   $11,112,346
                                                                    ===========

------

* Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviations used in this schedule:
  -----------------------------------

 AMBAC -- Insured as to principal and interest by the American Municipal Bond
          Assurance Corporation.
 ETM   -- Escrowed to Maturity.
 FGIC  -- Insured as to principal and interest by the Financial Guaranty
          Insurance Corporation.
 FSA   -- Insured as to principal and interest by the Financial Security
          Assurance Corporation.
 GO    -- General Obligation.
 MBIA  -- Insured as to principal and interest by the MBIA Insurance
          Corporation.
 PCR   -- Pollution Control Revenue.
 VRDD  -- Variable Rate Daily Demand. Date shown is maturity date.

                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers U.S. Government Income Fund

-------------------------------------------------------------------------------
    Face
   Amount                          Security                            Value

-------------------------------------------------------------------------------
 U.S. TREASURY NOTES -- 6.8%
 $2,000,000 U.S. Treasury Notes, 6.500% due 2/15/10 (a) (Cost --
              $2,077,380)........................................   $ 2,066,200
                                                                    -----------

 U.S. GOVERNMENT AGENCIES -- 73.2%
    500,000 Federal Home Loan Bank, 5.800% due 9/2/08............       458,450
            Federal Home Loan Mortgage Corporation (FHLMC):
      8,747 11.750% due 1/1/11...................................         9,762
      3,459 11.750% due 1/1/14...................................         3,860
     24,251 11.750% due 7/1/15...................................        27,063
    408,222 8.000% due 7/1/20....................................       414,725
    419,906 10.000% due 9/1/20...................................       448,380
    146,629 7.000% due 4/15/21...................................       145,391
    750,000 8.500% due 3/15/24...................................       775,545
    170,788 Gold, 7.500% due 5/1/07..............................       170,520
     17,323 Gold, 6.000% due 7/1/10..............................        16,429
     92,523 Gold, 7.000% due 5/1/11..............................        90,932
    638,258 Gold, 7.000% due 7/1/11..............................       627,285
    157,460 Gold, 7.000% due 8/1/11..............................       154,753
     85,351 Gold, 8.250% due 4/1/17..............................        86,525
    145,161 Gold, 8.000% due 12/1/19.............................       146,068
  3,186,800 Gold, 6.000% due 10/1/28.............................     2,921,882
    489,361 Gold, 6.000% due 7/1/29..............................       448,681
            Federal National Mortgage Association (FNMA):
    480,672 6.784% due 1/17/03...................................       478,268
     96,642 6.500% due 12/1/03...................................        94,165
     13,454 14.500% due 11/15/14.................................        15,573
     39,964 12.500% due 9/20/15..................................        45,659
     39,317 13.000% due 11/15/15.................................        45,275
    233,524 12.000% due 1/1/16...................................       261,692
     15,447 12.000% due 1/15/16..................................        17,300
    157,649 12.500% due 1/15/16..................................       179,124
     10,783 11.500% due 9/1/19...................................        11,888
     84,291 10.500% due 8/1/20...................................        91,271
    160,481 8.500% due 11/1/23...................................       163,490
     28,935 9.000% due 8/1/26....................................        29,785
  2,000,000 7.500 due 3/18/27 -- Interest Only...................       433,930
  2,667,645 8.000% due 7/18/27 -- Interest Only..................       470,247
  6,414,515 8.000% due 8/18/27 -- Interest Only..................     1,167,576
    539,631 6.604% due 12/28/28 (b)..............................       504,723
    472,011 6.000% due 2/1/29....................................       432,036
    406,121 6.000% due 3/1/29....................................       371,726
    734,082 6.500% due 4/1/29....................................       692,328
  1,565,878 6.000% due 6/1/29....................................     1,433,264
    332,444 6.500% due 6/1/29....................................       313,537
     95,642 6.500% due 7/1/29....................................        90,202
    980,906 6.500% due 8/1/29....................................       925,112
     25,148 6.500% due 10/1/29...................................        23,718
  1,561,687 6.500% due 11/1/29...................................     1,472,857
  1,765,600 6.500% due 12/1/29...................................     1,665,172
  2,000,000 7.500% due 12/1/29(TBA) (c)..........................     1,970,620
    800,000 6.527% due 5/25/30...................................       746,000
    500,000 6.000% due 9/1/30 (TBA) (c)..........................       457,340

                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers U.S. Government Income Fund

-------------------------------------------------------------------------------
    Face
   Amount                          Security                            Value

-------------------------------------------------------------------------------
            Government National Mortgage Association (GNMA):
 $  111,174 8.500% due 1/15/18...................................   $   113,988
    715,848 9.000% due 12/1/19...................................       732,398
                                                                    -----------
            TOTAL U.S. GOVERNMENT AGENCIES
            (Cost -- $22,813,636)................................    22,396,515
                                                                    -----------
            SUB-TOTAL INVESTMENTS
            (Cost -- $24,891,016)................................    24,462,715
                                                                    -----------

 REPURCHASE AGREEMENT (d) -- 20.0%
  6,131,000 J.P. Morgan Securities, 6.400% due 7/3/00; Proceeds
             at maturity -- $6,134,270; (Fully collateralized by
             U.S. Treasury Bonds, 8.875% due 2/15/19; Market
             value -- $6,253,607) (Cost -- $6,131,000)...........     6,131,000
                                                                    -----------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $31,022,016*)...............................   $30,593,715
                                                                    ===========

------
(a) All or a portion of the security is segregated as collateral for reverse repurchase agreements.
(b) Interest rate shown reflects current rate on instrument with variable rate or step coupon rate.
(c) Mortgage dollar roll.
(d) All or a portion of the security is segregated as collateral for mortgage dollar rolls.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

    Abbreviation used in this schedule:

  TBA -- To be announced.

                       See Notes to Financial Statements.

Statements of Assets and Liabilities
June 30, 2000 (unaudited)

                                                        National       U.S.
                          High Yield    Strategic     Intermediate  Government
                          Bond Fund     Bond Fund    Municipal Fund Income Fund
--------------------------------------------------------------------------------
ASSETS:
 Investments, at cost... $539,986,153  $108,853,409   $10,947,044   $24,891,016
                         ============  ============   ===========   ===========
 Investments, at value.. $462,088,369  $100,688,523   $11,112,346   $24,462,715
 Repurchase agreements,
  at value and cost.....   17,133,000    12,529,000            --     6,131,000
 Cash...................          785           380        21,951           399
 Interest receivable....   12,263,433     1,963,412       184,188       261,295
 Receivable for Fund
  shares sold...........      815,180       201,126         5,020         2,423
 Receivable for
  securities sold.......    1,164,018            --            --            --
 Receivable for open
  forward foreign
  currency contracts
  (Note 1)..............           --       124,194            --            --
 Receivable from
  manager...............           --            --       108,188        91,506
 Other assets...........           --            --         7,907            --
                         ------------  ------------   -----------   -----------
 Total Assets...........  493,464,785   115,506,635    11,439,600    30,949,338
                         ------------  ------------   -----------   -----------
LIABILITIES:
 Dividends and interest
  payable...............    4,499,153       707,082        40,627       112,442
 Payable for securities
  purchased.............    2,029,868    10,780,303            --     2,423,000
 Payable for Fund shares
  purchased.............      942,050       162,243        49,077       145,412
 Service and
  distribution fees
  payable...............      302,694        70,710         5,657        15,287
 Management fees
  payable...............      300,182       109,471            --            --
 Administration fees
  payable...............       42,180         8,933         1,061         2,235
 Payable for open
  forward foreign
  currency contracts
  (Note 1)..............           --       116,841            --            --
 Payable for open
  reverse repurchase
  agreement (Note 1)....           --            --            --     2,117,500
 Accrued expenses.......      254,022        66,481        33,249        37,891
                         ------------  ------------   -----------   -----------
 Total Liabilities......    8,370,149    12,022,064       129,671     4,853,767
                         ------------  ------------   -----------   -----------
Total Net Assets........ $485,094,636  $103,484,571   $11,309,929   $26,095,571
                         ============  ============   ===========   ===========
NET ASSETS:
 Par value of shares of
  capital stock......... $     54,483  $     10,910   $     1,114   $     2,641
 Capital paid in excess
  of par value..........  641,553,798   117,894,560    11,257,683    27,095,903
 Undistributed
  (overdistributed) net
  investment income.....   (3,558,310)     (698,521)      (53,959)       74,042
 Accumulated net
  realized loss on
  security transactions,
  options
  and foreign
  currencies............  (75,057,551)   (5,568,391)      (60,211)     (648,714)
 Net unrealized
  appreciation
  (depreciation) of
  investments and
  foreign currencies....  (77,897,784)   (8,153,987)      165,302      (428,301)
                         ------------  ------------   -----------   -----------
 Total Net Assets....... $485,094,636  $103,484,571   $11,309,929   $26,095,571
                         ============  ============   ===========   ===========
Shares Outstanding:
 Class A................   12,829,423     1,726,831       333,177       655,249
                         ============  ============   ===========   ===========
 Class B................   31,691,979     6,985,161       428,905     1,441,205
                         ============  ============   ===========   ===========
 Class 2................    8,452,136     2,137,100       220,584       413,590
                         ============  ============   ===========   ===========
 Class O................    1,509,020        61,193       131,065       131,317
                         ============  ============   ===========   ===========
Net Asset Value:
Class A Shares
 Net asset value*....... $       8.89  $       9.47   $     10.18   $      9.86
                         ============  ============   ===========   ===========
 Maximum offering price
  per share (based on
  maximum sales charge
  of 4.75%)............. $       9.33  $       9.94   $     10.69   $     10.35
                         ============  ============   ===========   ===========
Class B Shares
 Net asset value and
  offering price per
  share*................ $       8.90  $       9.48   $     10.13   $      9.88
                         ============  ============   ===========   ===========
Class 2 Shares
 Net asset value*....... $       8.93  $       9.52   $     10.16   $      9.91
                         ============  ============   ===========   ===========
 Maximum offering price
  per share (based on
  maximum sales charge
  of 1.00%)............. $       9.02  $       9.62   $     10.26   $     10.01
                         ============  ============   ===========   ===========
Class O Shares
 Net asset value,
  offering price and
  redemption price per
  share................. $       8.89  $       9.46   $     10.18   $      9.88
                         ============  ============   ===========   ===========

------
* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.


                       See Notes to Financial Statements.

Statements of Operations
For the Six Months Ended June 30, 2000 (unaudited)

                                                        National       U.S.
                           High Yield    Strategic    Intermediate  Government
                           Bond Fund     Bond Fund   Municipal Fund Income Fund
-------------------------------------------------------------------------------
INVESTMENT INCOME:
 Interest...............  $ 31,896,222  $ 5,927,582    $ 350,542    $1,134,244
 Dividends..............       136,846           --           --            --
 Less: Interest expense
  (Note 1)..............            --           --           --       (17,075)
                          ------------  -----------    ---------    ----------
 Total Investment
  Income................    32,033,068    5,927,582      350,542     1,117,169
                          ------------  -----------    ---------    ----------
EXPENSES:
 Service and
  distribution fees
  (Note 2)..............     1,917,627      442,134       34,083        96,858
 Management fees (Note
  2)....................     1,901,367      403,621       32,134        83,415
 Shareholder
  communications........       136,624       28,421        7,500        15,912
 Shareholder and system
  servicing fees........       133,084       67,275       31,664        29,040
 Administration fees
  (Note 2)..............       126,758       26,908        3,213         6,951
 Audit and legal........        70,805       24,893       31,000        29,395
 Custody................        28,751       16,380          501         2,535
 Registration fees......        20,943       18,681       11,999        15,652
 Directors' fees........         5,021        1,456          400           746
 Amortization of
  deferred organization
  costs (Note 1)........         4,270        4,293        3,391         3,514
 Other..................        16,756       14,293        4,395         6,959
                          ------------  -----------    ---------    ----------
 Total Expenses.........     4,362,006    1,048,355      160,280       290,977
 Less: Management fee
  waiver and expense
  reimbursement (Note
  2)....................            --      (73,442)     (94,064)     (110,833)
                          ------------  -----------    ---------    ----------
 Net Expenses...........     4,362,006      974,913       66,216       180,144
                          ------------  -----------    ---------    ----------
Net Investment Income...    27,671,062    4,952,669      284,326       937,025
                          ------------  -----------    ---------    ----------
REALIZED AND UNREALIZED
GAIN (LOSS) ON
INVESTMENTS, OPTIONS AND
FOREIGN CURRENCIES
(NOTES 1 AND 3):
 Realized Loss From:
 Security transactions
  (excluding short-term
  securities)...........      (463,379)    (143,352)     (15,107)     (273,609)
 Option purchased.......      (511,800)     (72,700)          --            --
 Foreign currency
  transactions..........            --     (535,114)          --            --
                          ------------  -----------    ---------    ----------
 Net Realized Loss......      (975,179)    (751,166)     (15,107)     (273,609)
                          ------------  -----------    ---------    ----------
 Change in Net
 Unrealized Appreciation
 (Depreciation) of
 Investments
 and Foreign Currencies:
 Beginning of period....   (46,384,482)  (4,665,255)     119,003      (594,314)
 End of period..........   (77,897,784)  (8,153,987)     165,302      (428,301)
                          ------------  -----------    ---------    ----------
 Change in Net
  Unrealized
  Appreciation
  (Depreciation)........   (31,513,302)  (3,488,732)      46,299       166,013
                          ------------  -----------    ---------    ----------
Net Gain (Loss) on
 Investments, Options
 and Foreign
 Currencies.............   (32,488,481)  (4,239,898)      31,192      (107,596)
                          ------------  -----------    ---------    ----------
Increase (Decrease) in
 Net Assets From
 Operations.............  $ (4,817,419) $   712,771    $ 315,518    $  829,429
                          ============  ===========    =========    ==========

                       See Notes to Financial Statements.

Statements of Changes in Net Assets
For the Six Months Ended June 30, 2000 (unaudited)

                                                         National       U.S.
                           High Yield    Strategic     Intermediate  Government
                           Bond Fund     Bond Fund    Municipal Fund Income Fund
---------------------------------------------------------------------------------
OPERATIONS:
 Net investment income..  $ 27,671,062  $  4,952,669   $   284,326   $   937,025
 Net realized loss......      (975,179)     (751,166)      (15,107)     (273,609)
 Change in net
  unrealized
  appreciation
  (depreciation)........   (31,513,302)   (3,488,732)       46,299       166,013
                          ------------  ------------   -----------   -----------
 Increase (Decrease) in
  Net Assets From
  Operations............    (4,817,419)      712,771       315,518       829,429
                          ------------  ------------   -----------   -----------
DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
 Net investment income..   (27,672,709)   (4,341,951)     (284,254)     (756,788)
                          ------------  ------------   -----------   -----------
 Decrease in Net Assets
  From Distributions to
  Shareholders..........   (27,672,709)   (4,341,951)     (284,254)     (756,788)
                          ------------  ------------   -----------   -----------
FUND SHARE TRANSACTIONS
 (NOTE 6):
 Net proceeds from sale
  of shares.............   186,210,491     7,855,545     3,652,663    23,382,317
 Net asset value of
  shares issued for
  reinvestment of
  dividends.............    10,895,608     2,104,372       155,447       403,885
 Cost of shares
  reacquired............  (214,985,574)  (14,157,618)   (5,803,924)  (28,288,417)
                          ------------  ------------   -----------   -----------
 Decrease in Net Assets
  From Fund Share
  Transactions..........   (17,879,475)   (4,197,701)   (1,995,814)   (4,502,215)
                          ------------  ------------   -----------   -----------
Decrease in Net Assets..   (50,369,603)   (7,826,881)   (1,964,550)   (4,429,574)

NET ASSETS:
 Beginning of period....   535,464,239   111,311,452    13,274,479    30,525,145
                          ------------  ------------   -----------   -----------
 End of period*.........  $485,094,636  $103,484,571   $11,309,929   $26,095,571
                          ============  ============   ===========   ===========
* Includes undistributed
  (overdistributed) net
  investment income
  of:...................   $(3,558,310)    $(698,521)     $(53,959)      $74,042
                          ============  ============   ===========   ===========

                       See Notes to Financial Statements.

Statements of Changes in Net Assets
For the Year Ended December 31, 1999

                                                        National       U.S.
                          High Yield    Strategic     Intermediate  Government
                          Bond Fund     Bond Fund    Municipal Fund Income Fund
--------------------------------------------------------------------------------
OPERATIONS:
 Net investment income.. $ 56,185,187  $  9,806,045   $   665,812   $ 1,562,269
 Net realized loss......  (39,684,862)   (3,147,402)       (8,467)     (331,384)
 Change in net
  unrealized
  appreciation
  (depreciation)........   18,634,076    (1,822,047)     (658,457)     (930,757)
                         ------------  ------------   -----------   -----------
 Increase (Decrease) in
  Net Assets From
  Operations............   35,134,401     4,836,596        (1,112)      300,128
                         ------------  ------------   -----------   -----------
DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
 Net investment income..  (58,416,164)   (9,316,441)     (688,412)   (1,660,133)
                         ------------  ------------   -----------   -----------
 Decrease in Net Assets
  From Distributions to
  Shareholders..........  (58,416,164)   (9,316,441)     (688,412)   (1,660,133)
                         ------------  ------------   -----------   -----------
FUND SHARE TRANSACTIONS
 (NOTE 6):
 Net proceeds from sale
  of shares.............  166,676,663    29,422,232     6,446,621    17,986,689
 Net asset value of
  shares issued for
  reinvestment of
  dividends.............   22,079,579     4,198,990       334,848       856,868
 Cost of shares
  reacquired............ (198,934,208)  (35,577,531)   (8,626,054)  (17,062,095)
                         ------------  ------------   -----------   -----------
 Increase (Decrease) in
  Net Assets From Fund
  Share Transactions....  (10,177,966)   (1,956,309)   (1,844,585)    1,781,462
                         ------------  ------------   -----------   -----------
Increase (Decrease) in
 Net Assets.............  (33,459,729)   (6,436,154)   (2,534,109)      421,457

NET ASSETS:
 Beginning of year......  568,923,968   117,747,606    15,808,588    30,103,688
                         ------------  ------------   -----------   -----------
 End of year*........... $535,464,239  $111,311,452   $13,274,479   $30,525,145
                         ============  ============   ===========   ===========
* Includes
 overdistributed net
 investment income of:..  $(3,044,863)    $(701,425)     $(54,031)    $(106,195)
                         ============  ============   ===========   ===========


                       See Notes to Financial Statements.

Statements of Cash Flows
For the Six Months Ended June 30, 2000 (unaudited)

                                                                      U.S.
                                                     Strategic     Government
                                                     Bond Fund    Income Fund
-------------------------------------------------------------------------------
Cash Flows Provided by Operating Activities:
 Net purchase/sales of short-term portfolio
  investments...................................... $  2,022,771  $ (2,947,000)
 Purchases of long-term portfolio investments......  (69,599,231)   (7,855,039)
 Proceeds from disposition of long-term portfolio
  investments and principal paydowns...............   71,733,842    12,964,583
                                                    ------------  ------------
                                                       4,157,382     2,162,544
 Net investment income.............................    4,952,669       937,025
 Net amortization of premium/discount on
  investments......................................     (807,755)        2,091
 Capitalized income on payment in kind securities..      (51,124)           --
 Amortization of organization expenses.............        4,293         3,514
 Net change on receivables/payables related to
  operations.......................................      808,998        10,401
                                                    ------------  ------------
 Net Cash Flows Provided By Operating Activities...    9,064,463     3,115,575
                                                    ------------  ------------
Cash Flows Used by Financing Activities:
 Proceeds from reverse repurchase agreement........           --     2,117,500
 Decrease in dollar roll transactions..............     (143,094)      (13,438)
 Proceeds from shares sold.........................    7,772,121    23,459,530
 Proceeds from reinvestment of dividends...........    2,104,372       403,885
 Payments on shares redeemed.......................  (14,421,825)  (28,303,741)
 Cash dividends paid...............................   (4,372,853)     (779,520)
                                                    ------------  ------------
 Net Cash Flows Used by Financing Activities.......   (9,061,279)   (3,115,784)
                                                    ------------  ------------
Net Increase (Decrease) in Cash....................        3,184          (209)
Cash (Payable to Bank), Beginning of Period........       (2,804)          608
                                                    ------------  ------------
Cash, End of Period................................ $        380  $        399
                                                    ============  ============

                       See Notes to Financial Statements.

Notes to Financial Statements
(unaudited)

1. Organization and Significant Accounting Policies

The Salomon Brothers Investment Series ("Investment Series") consists of cer-tain portfolios of the Salomon Brothers Series Funds Inc ("Series Fund"), the Salomon Brothers Investors Value Fund Inc, and the Salomon Brothers Capital Fund Inc.

Salomon Brothers High Yield Bond Fund ("High Yield Bond Fund), Salomon Brothers Strategic Bond Fund ("Strategic Bond Fund"), Salomon Brothers National Interme-diate Municipal Fund ("National Intermediate Municipal Fund") and Salomon Brothers U.S. Government Income Fund ("U.S. Government Income Fund"), are sepa-rate investment portfolios of the Series Fund, an open-end management invest-ment company, incorporated in Maryland on April 17, 1990. The Series Fund con-sists of these portfolios and eight other separate investment portfolios: Salo-mon Brothers Asia Growth Fund, Salomon Brothers International Equity Fund, Sal-omon Brothers Small Cap Growth Fund, Salomon Brothers Large Cap Growth Fund, Salomon Brothers Balanced Fund, Salomon Brothers New York Municipal Money Mar-ket Fund, Salomon Brothers Cash Management Fund and Salomon Brothers Institu-tional Money Market Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The Investment Series operates under a multiple class pricing structure, with each portfolio of the Investment Series (individually a "Fund") offering Class A, Class B, Class 2 and Class O shares, each with their own expense structure. Each Fund has a specific investment objective:

Fund:                       Objective:
High Yield Bond Fund....... To maximize current income.
Strategic Bond Fund........ To seek a high level of current income.
National Intermediate       To seek a high level of current income
 Municipal Fund............ which is exempt from regular Federal income taxes.
U.S. Government Income
 Fund...................... To seek a high level of current income.

Certain costs incurred in connection with each Fund's organization, which were payable to Salomon Brothers Asset Management Inc ("SBAM"), have been deferred and are being amortized by the Funds over a 60 month period from the date each Fund commenced investment operations. At June 30, 2000, all of the organization expenditures were fully amortized.

The following is a summary of significant accounting policies followed by the Investment Series in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

 (a) Investment Valuation. Portfolio securities listed or traded on national securities exchanges, or reported on the NASDAQ national market system, are valued at the last sale price, or if there have been no sales on that day, at the mean of the current bid and asked price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and asked price. Debt securities are valued by using either market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Publicly traded sovereign bonds are typically traded internationally on the over-the-counter market and are valued at the mean of the last current bid and asked price as of the close of business of that market. Short-term securities with less than 60 days remaining to maturity when acquired by a Fund are valued at amortized cost which approximates market value. If a Fund acquires such securities with more than 60 days remaining to maturity, they are valued at current market value, until the 60th day prior to maturity, and are then valued on an amortized cost basis.

 Foreign securities quoted in a foreign currency are translated into U.S. dollars using exchange rates at approximately 2:30 p.m. Eastern time, or at such other rates as SBAM may determine to be appropriate in computing net asset value.

Notes to Financial Statements
(unaudited) (continued)

 Securities for which reliable quotations or prices from pricing services are not readily available (as may be the case for securities of limited marketability) and all other assets are valued at their respective fair value as determined in good faith by, or under procedures established by, the Board of Directors.

 (b) Futures Contracts. The High Yield Bond Fund, Strategic Bond Fund and National Intermediate Municipal Fund may enter into futures contracts, which involves paying or receiving variation margin, which will be recorded as unrealized gain or loss until the contract is closed. When the contract is closed, a realized gain or loss is recognized. Outstanding contracts may involve elements of market risk in excess of amounts reported in the financial statements.

 (c) Option Contracts. When a Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise of the option.

 (d) Mortgage Rolls. The Strategic Bond Fund and U.S. Government Income Fund may enter into mortgage "dollar rolls" in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred until disposition of the rolled security. The average monthly balance of dollar rolls outstanding during the six months ended June 30, 2000 was approximately $7,172,890, and $2,089,856 for the Strategic Bond Fund and U.S. Government Income Fund, respectively.

 (e) Repurchase Agreements. When entering into repurchase agreements, it is each Fund's policy that the Fund take possession, through its custodian, of the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

 (f) Reverse Repurchase Agreements. Certain Funds may enter into reverse repurchase agreements in which a Fund sells portfolio securities and agrees to repurchase them from the buyer at a particular date and price. Whenever a Fund enters into a reverse repurchase agreement, the custodian delivers liquid assets in an amount at least equal to the repurchase price marked-to-market daily (including accrued interest), and subsequently monitors the account to ensure that such equivalent value is maintained. A Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund. Transactions in reverse repurchase agreements for the Funds during the six months ended June 30, 2000 were as follows:

                                              Average    Weighted      Maximum
                                               Daily      Average      Amount
Fund                                          Balance  Interest Rate Outstanding
--------------------------------------------------------------------------------
U.S. Government Income Fund.................. $785,021     4.30%     $3,146,250

 Interest rates on reverse repurchase agreements ranged from 1.60% to 6.00%, during the period for U.S. Government Income Fund. Interest expense on reverse repurchase agreements totaled $17,075 for U.S. Government Income Fund.

 At June 30, 2000, the U.S. Government Income Fund had the following open re-verse repurchase agreement:

Face
Amount                                   Security                                 Value
------------------------------------------------------------------------------------------
$2,000,000  UBS Warburg Dillon Read Inc., dated 6/30/00 bearing 5.300% to be repurchased at $2,118,435 on 7/3/00, collateralized by U.S.
            Treasury Notes, 6.500% due 2/15/10................................. $2,066,200

Notes to Financial Statements
(unaudited) (continued)

(g) Foreign Currency Translation. The accounting records of each Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Strategic Bond Fund denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the unrealized loss on investments.

 (h) Forward Foreign Currency Contracts. The High Yield Bond Fund and Strategic Bond Fund may enter into forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

At June 30, 2000, the Strategic Bond Fund had open forward currency contracts as described below:

 Strategic Bond     Settlement          Local            Market         Unrealized
      Fund             Date           Currency           Value          Gain (Loss)
----------------    ----------       -----------       ----------       -----------
To Buy:
 British Pound       7/28/00             102,393       $  155,101        $     19
 Canadian Dollar     7/28/00             600,000          405,243          (1,041)
 Canadian Dollar     7/28/00             421,115          284,423           1,416
 Euro                7/28/00             104,755          100,608           6,354
 Euro                7/28/00           1,619,348        1,555,238          66,410
 Greek Drachma       7/28/00         230,127,875          654,008          29,560
 Japanese Yen        7/28/00          67,085,682          637,579          16,416
 Swedish Krona       7/28/00           1,906,740          217,895           1,760
                                                                         --------
                                                                          120,894
                                                                         --------
To Sell:
 British Pound       7/28/00             102,350          155,036          (1,705)
 Canadian Dollar     7/28/00             560,000          378,227             638
 Canadian Dollar     7/28/00             290,000          195,867             636
 Canadian Dollar     7/28/00             171,114          115,572            (273)
 Euro                7/28/00             437,318          419,212         (13,414)
 Euro                7/28/00             539,740          518,372          (8,372)
 Euro                7/28/00             160,000          153,666          (8,354)
 Greek Drachma       7/28/00         230,127,879          654,008         (37,868)
 Japanese Yen        7/28/00           9,641,600           91,633             985
 Japanese Yen        7/28/00          57,444,082          545,946         (14,991)
 Polish Zloty        7/28/00           1,842,240          419,123          (2,704)
 Polish Zloty        7/28/00             562,882          128,060          (3,666)
 Swedish Krona       7/28/00           1,906,740          217,895          (7,832)
                                                                         --------
                                                                          (96,920)
                                                                         --------

Notes to Financial Statements
(unaudited) (continued)

Cross Currency Forwards*

                                                                   Unrealized
                                              Market Value         Gain (Loss)
                            Settlement   ------------------------  -----------
                               Date      Polish Zloty    Euro
                            ----------   ------------    -----
To Buy:
Polish Zloty vs. Euro        7/28/00       $547,183     $563,804    $(16,621)
                                                                    --------
Net Unrealized Gain on Open Forward
 Foreign & Cross Currency Contracts                                 $  7,353
                                                                    ========
* Local Currency on Cross Currency Forwards
                                             Buy          Sell
                                         ------------   --------
Buy Polish Zloty vs. Euro                 2,405,121      587,045

 (i) Loan Participations. The High Yield Bond Fund and the Strategic Bond Fund may invest in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("lender"). The market values of the High Yield Bond Fund and the Strategic Bond Fund's loan participations at June 30, 2000 were $24,274,894 and $2,791,257, respectively.

 (j) Federal Income Taxes. Each Fund has complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of its income, including any net realized gains, to shareholders. Therefore, no Federal income tax or excise tax provision is required for such Funds.

 (k) Dividends and Distributions to Shareholders. Dividends from net investment income on the shares of each of the Funds are declared each business day to shareholders of record that day, and are paid on the last business day of the month.
Distributions of net realized gains to shareholders of each Fund, if any, are declared at least annually. Dividends and distributions to shareholders of each Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from GAAP due primarily to differences in the treatment of foreign currency gains/losses, deferral of wash sales, and post-October losses incurred by each Fund. Permanent book/tax differences are reclassified within the capital accounts based on their federal income tax basis treatment; temporary differences do not require reclassifications.

 (l) Class Accounting. Investment income, common expenses and gain (loss) on investments are allocated to the various classes of a Fund on the basis of daily net assets of each class. Distribution and shareholder servicing fees relating to a specific class are charged directly to that class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

 (m) Expenses. Direct expenses are charged to the Fund that incurred them, and general expenses of the Investment Series are allocated to the Funds based on each Fund's relative net assets.

 (n) Other. Investment transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income, including the accretion of discounts or amortization of premiums, is recognized when earned. Gains or losses on sales of securities are calculated for financial accounting and Federal income tax purposes on the identified cost basis. Net investment income (other than distribution fees), unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of each class's net assets to the Fund's total net assets.

 (o) Cash Flow Information. Statement of Financial Accounting Standards Number 102 generally exempts entities such as the Funds from reporting a Statement of Cash Flows. However, the amount and nature of certain activities entered into by the Strategic Bond Fund and U.S. Government Income Fund may be considered financing arrangements, which may require the presentation of a Statement of Cash Flows. General investing and operating activities of the Funds are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the

Notes to Financial Statements
(unaudited) (continued)

Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing discounts or premiums on debt obligations.

2. Management Fee and Other Agreements

Each Fund retains SBAM, a wholly owned subsidiary of Salomon Brothers Holding Co., Inc., which in turn is wholly owned by Salomon Smith Barney Holdings, Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc., to act as invest-ment manager of each Fund, subject to the supervision by the Board of Directors of each Fund. SBAM furnishes the Investment Series with office space and cer-tain services and facilities required for conducting the business of the In-vestment Series and pays the compensation of its officers. The management fee for these services for each Fund is payable monthly and is based on the follow-ing annual percentages of each Fund's average daily net assets: 0.75% for the High Yield Bond Fund and Strategic Bond Fund, 0.50% for the National Intermedi-ate Municipal Fund and 0.60% for the U.S. Government Income Fund. SBAM Ltd., an affiliate of SBAM, provides certain advisory services to SBAM for the benefit of the Strategic Bond Fund. SBAM Ltd. is compensated by SBAM at no additional expense to the Strategic Bond Fund.

For the six months ended June 30, 2000, SBAM waived management fees of $73,442, $32,134 and $83,415 for the Strategic Bond Fund, National Intermediate Munici-pal Fund and U.S. Government Income Fund, respectively, and voluntarily ab-sorbed expenses of $61,930 and $27,418 for the National Intermediate Municipal Fund and U.S. Government Income Fund, respectively.

SBAM also acts as administrator for each of the Funds. SBAM has delegated its responsibilities as administrator to SSB Citi Fund Management LLC ("SSBC"), an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SSBC.

Each Fund has an agreement with CFBDS, Inc. to distribute its shares pursuant to a multiple pricing system. Each class (except for Class O) of each Fund is authorized pursuant to a services and distribution plan applicable to that class of shares ("Class A Plan," the "Class B Plan," and the "Class 2 Plan," collectively, the "Plans") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended ("1940 Act"), to pay the distributor an annual service fee with respect to Class A, Class B, and Class 2 shares of the appli-cable Funds at a rate of 0.25% of the value of the average daily net assets of the respective class. The distributor is paid an annual distribution fee with respect to Class B shares of each Fund at a rate of 0.75% of the value of the average daily net assets of the respective class. The distributor is also paid an annual distribution fee with respect to Class 2 shares of each Fund at a rate of 0.50% of the value of the average daily net assets of the respective class. Class O shares are not subject to a service or distribution plan fee.

For the six months ended June 30, 2000, total service and distribution plan fees were as follows:

                                                   Class A   Class B   Class 2
-------------------------------------------------------------------------------
High Yield Bond Fund.............................. $150,359 $1,475,288 $291,980
Strategic Bond Fund...............................   21,979    338,855   81,300
National Intermediate Municipal Fund..............    5,255     20,498    8,330
U.S. Government Income Fund.......................    6,933     71,952   17,973

Salomon Smith Barney Inc. ("SSB") received $411,937 as its portion of the sales charge on sales of Class A and Class 2 shares of the Funds during the six months ended June 30, 2000. In addition, contingent deferred sales charges of $1,081,894 were paid to SSB in connection with redemptions of certain Class B and Class 2 shares of the Funds during the six months ended June 30, 2000.

Notes to Financial Statements
(unaudited) (continued)

3. Investments

During the six months ended June 30, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                       Purchases      Sales
                                                      ------------ ------------
High Yield Bond Fund................................. $182,154,651 $218,879,126
                                                      ============ ============
Strategic Bond Fund:
 U.S. Government Securities.......................... $ 16,785,750 $  3,912,169
 Other Investments...................................   53,297,080   66,176,205
                                                      ------------ ------------
                                                      $ 70,082,830 $ 70,088,374
                                                      ============ ============
National Intermediate Municipal Fund................. $  2,412,630 $  5,416,917
                                                      ============ ============
U.S. Government Income Fund.......................... $  7,855,039 $ 12,837,349
                                                      ============ ============

At June 30, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                     Net
                                        Gross        Gross        Unrealized
                                      Unrealized   Unrealized    Appreciation
                                     Appreciation Depreciation  (Depreciation)
                                     ------------ ------------  --------------
High Yield Bond Fund................ $15,057,914  $(92,955,698)  $(77,897,784)
Strategic Bond Fund.................   1,796,205    (9,961,091)    (8,164,886)
National Intermediate Municipal
 Fund...............................     210,821       (45,519)       165,302
U.S. Government Income Fund.........     236,299      (664,600)      (428,301)

4. Portfolio Investment Risks

Credit and Market Risk. Funds that invest in high yield and emerging market instruments are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Funds' investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Funds' investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Financial Instruments with Off-Balance Sheet Risk. Certain Funds enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Notes to Financial Statements
(unaudited) (continued)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Funds that enter into mortgage dollar rolls are subject to the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Consistent with their objective to seek high current income, certain Funds may invest in instruments whose values and interest rates may be linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which it is indexed. These securities are generally more volatile in nature and the risk of loss of principal is greater.

A risk in writing a call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

5. Tax Information

At December 31, 1999, the High Yield Bond Fund, Strategic Bond Fund, National Intermediate Municipal Fund and U.S. Government Income Fund had net capital loss carry-forwards available to offset future capital gains as follows:

                                                           National      U.S.
                                                         Intermediate Government
Year of                           High Yield  Strategic   Municipal     Income
Expiration                         Bond Fund  Bond Fund      Fund        Fund
--------------------------------------------------------------------------------
2005.............................          --         --   $ 3,000          --
2006............................. $20,063,000 $   97,000    34,000          --
2007.............................  52,009,000  5,093,000     7,000     $30,000
                                  ----------- ----------   -------     -------
                                  $72,072,000 $5,190,000   $44,000     $30,000
                                  =========== ==========   =======     =======

The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1999, reclassifications were made to the capital accounts of the Strategic Bond Fund and the U.S. Government Income Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

Notes to Financial Statements
(unaudited) (continued)

6. Capital Stock

At June 30, 2000, the Series Funds had 10,000,000,000 shares of authorized cap-ital stock, par value $0.001 per share.

At June 30, 2000, total paid-in-capital amounted to the following for each
Fund:

                              Class A      Class B      Class 2      Class O
                            ------------ ------------ ------------ -----------
High Yield Bond Fund....... $155,307,540 $371,410,185 $100,162,474 $14,728,082
Strategic Bond Fund........   18,420,743   75,067,268   23,744,431     673,028
National Intermediate
 Municipal Fund............    3,537,140    4,449,587    2,322,930     949,140
U.S. Government Income
 Fund......................    6,753,990   14,911,867    4,299,874   1,132,813

Transactions in Fund shares for the periods indicated were as follows:

                              Six Months Ended              Year Ended
                                June 30, 2000            December 31, 1999
                          --------------------------  ------------------------
                            Shares        Amount        Shares       Amount
                          -----------  -------------  ----------  ------------
High Yield Bond Fund
Class A
 Shares sold.............  16,301,225  $ 148,415,105   7,527,657  $ 71,597,250
 Shares issued on
  reinvestment...........     336,989      3,087,004     660,164     6,350,433
 Shares reacquired....... (17,053,295)  (155,022,150) (9,682,595)  (91,932,314)
                          -----------  -------------  ----------  ------------
 Net Decrease............    (415,081) $  (3,520,041) (1,494,774) $(13,984,631)
                          ===========  =============  ==========  ============
Class B
 Shares sold.............   2,383,871  $  21,788,007   6,383,699  $ 61,553,859
 Shares issued on
  reinvestment...........     563,535      5,171,279   1,107,772    10,650,217
 Shares reacquired.......  (4,138,238)   (37,880,549) (7,821,057)  (74,869,479)
                          -----------  -------------  ----------  ------------
 Net Decrease............  (1,190,832) $ (10,921,263)   (329,586) $ (2,665,403)
                          ===========  =============  ==========  ============
Class 2
 Shares sold.............   1,124,652  $  10,247,943   2,538,622  $ 24,581,029
 Shares issued on
  reinvestment...........     200,871      1,846,946     395,710     3,803,346
 Shares reacquired.......  (1,774,165)   (16,314,535) (2,815,036)  (26,986,592)
                          -----------  -------------  ----------  ------------
 Net Increase
  (Decrease).............    (448,642) $  (4,219,646)    119,296  $  1,397,783
                          ===========  =============  ==========  ============
Class O
 Shares sold.............     631,644  $   5,759,436     931,913  $  8,944,525
 Shares issued on
  reinvestment...........      86,276        790,379     132,553     1,275,583
 Shares reacquired.......    (636,180)    (5,768,340)   (540,329)   (5,145,823)
                          -----------  -------------  ----------  ------------
 Net Increase............      81,740  $     781,475     524,137  $  5,074,285
                          ===========  =============  ==========  ============
Strategic Bond Fund
Class A
 Shares sold.............     134,109  $   1,285,843     717,729  $  7,102,019
 Shares issued on
  reinvestment...........      42,380        410,657     107,171     1,048,568
 Shares reacquired.......    (343,242)    (3,299,886) (1,090,797)  (10,667,368)
                          -----------  -------------  ----------  ------------
 Net Decrease............    (166,753) $  (1,603,386)   (265,897) $ (2,516,781)
                          ===========  =============  ==========  ============
Class B
 Shares sold.............     559,300  $   5,404,434   1,805,183  $ 17,789,421
 Shares issued on
  reinvestment...........     116,876      1,131,038     211,962     2,073,291
 Shares reacquired.......    (756,853)    (7,327,741) (1,626,669)  (15,902,964)
                          -----------  -------------  ----------  ------------
 Net Increase
  (Decrease).............     (80,677) $    (792,269)    390,476  $  3,959,748
                          ===========  =============  ==========  ============
Class 2
 Shares sold.............     117,067  $   1,139,628     449,804  $  4,437,717
 Shares issued on
  reinvestment...........      55,899        543,208     106,879     1,043,564
 Shares reacquired.......    (359,470)    (3,490,991)   (917,115)   (8,992,399)
                          -----------  -------------  ----------  ------------
 Net Decrease............    (186,504) $  (1,808,155)   (360,432) $ (3,511,118)
                          ===========  =============  ==========  ============
Class O
 Shares sold.............       2,684  $      25,640       9,791  $     93,075
 Shares issued on
  reinvestment...........       2,015         19,469       3,437        33,567
 Shares reacquired.......      (4,135)       (39,000)     (1,544)      (14,800)
                          -----------  -------------  ----------  ------------
 Net Increase............         564  $       6,109      11,684  $    111,842
                          ===========  =============  ==========  ============

Notes to Financial Statements
(unaudited) (continued)

                                  Six Months Ended          Year Ended
                                   June 30, 2000         December 31, 1999
                               -----------------------  ---------------------
                                 Shares      Amount      Shares     Amount
                               ----------  -----------  --------  -----------
National Intermediate
 Municipal Fund
Class A
 Shares sold..................    254,854  $ 2,555,492   268,058  $ 2,836,778
 Shares issued on
  reinvestment................      7,583       76,617    14,368      149,190
 Shares reacquired............   (368,518)  (3,727,587)  (83,003)    (857,848)
                               ----------  -----------  --------  -----------
 Net Increase (Decrease)......   (106,081) $(1,095,478)  199,423  $ 2,128,120
                               ==========  ===========  ========  ===========
Class B
 Shares sold..................     88,796  $   892,684   208,229  $ 2,158,130
 Shares issued on
  reinvestment................      3,756       37,757     4,874       50,347
 Shares reacquired............    (67,988)    (685,336)  (70,117)    (727,565)
                               ----------  -----------  --------  -----------
 Net Increase.................     24,564  $   245,105   142,986  $ 1,480,912
                               ==========  ===========  ========  ===========
Class 2
 Shares sold..................     19,125  $   193,002   129,309  $ 1,347,114
 Shares issued on
  reinvestment................      3,643       36,710     7,041       72,907
 Shares reacquired............    (17,710)    (179,053) (137,489)  (1,416,831)
                               ----------  -----------  --------  -----------
 Net Increase (Decrease)......      5,058  $    50,659    (1,139) $     3,190
                               ==========  ===========  ========  ===========
Class O
 Shares sold..................      1,133  $    11,485     9,954  $   104,599
 Shares issued on
  reinvestment................        432        4,363     6,001       62,404
 Shares reacquired............   (121,134)  (1,211,948) (539,679)  (5,623,810)
                               ----------  -----------  --------  -----------
 Net Decrease.................   (119,569) $(1,196,100) (523,724) $(5,456,807)
                               ==========  ===========  ========  ===========
U.S. Government Income Fund
Class A
 Shares sold..................  2,167,047  $21,323,202   514,105  $ 5,148,415
 Shares issued on
  reinvestment................      8,743       85,933    22,541      225,335
 Shares reacquired............ (2,107,019) (20,730,019) (606,035)  (6,029,123)
                               ----------  -----------  --------  -----------
 Net Increase (Decrease)......     68,771  $   679,116   (69,389) $  (655,373)
                               ==========  ===========  ========  ===========
Class B
 Shares sold..................    189,135  $ 1,864,551   912,987  $ 9,173,186
 Shares issued on
  reinvestment................     22,906      225,287    45,912      458,194
 Shares reacquired............   (406,454)  (3,998,064) (812,174)  (8,149,980)
                               ----------  -----------  --------  -----------
 Net Increase (Decrease)......   (194,413) $(1,908,226)  146,725  $ 1,481,400
                               ==========  ===========  ========  ===========
Class 2
 Shares sold..................     16,824  $   166,018   349,784  $ 3,530,709
 Shares issued on
  reinvestment................      8,560       84,350    15,794      157,640
 Shares reacquired............   (154,437)  (1,521,782) (281,660)  (2,844,702)
                               ----------  -----------  --------  -----------
 Net Increase (Decrease)......   (129,053) $(1,271,414)   83,918  $   843,647
                               ==========  ===========  ========  ===========
Class O
 Shares sold..................      2,904  $    28,546    13,145  $   134,379
 Shares issued on
  reinvestment................        846        8,315     1,572       15,699
 Shares reacquired............   (207,062)  (2,038,552)   (3,828)     (38,290)
                               ----------  -----------  --------  -----------
 Net Increase (Decrease)......   (203,312) $(2,001,691)   10,889  $   111,788
                               ==========  ===========  ========  ===========

At June 30, 2000, Salomon Brothers Holding Co. Inc. owned approximately the following percentages of total shares outstanding of the following Funds:

National Intermediate Municipal Fund........................................  9%
U.S. Government Income Fund.................................................  6%

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

High Yield Bond Fund

------------------------------------------------------------------------------------------
                                             Class A Shares
                          -------------------------------------------------------------
                          2000(1)        1999      1998       1997      1996    1995(2)
                          -------------------------------------------------------------
Net Asset Value,
 Beginning of Period....     $9.48        $9.89    $11.74     $11.54    $10.53   $10.00
                          --------     --------  --------   --------  --------  -------
Income (Loss) From
 Operations:
 Net investment income
  ......................      0.52*        1.01*     1.05       1.06      1.10     0.92
 Net realized and
  unrealized gain
  (loss)................     (0.58)       (0.36)    (1.84)      0.38      1.11     0.67
                          --------     --------  --------   --------  --------  -------
Total Income (Loss) From
 Operations.............     (0.06)        0.65     (0.79)      1.44      2.21     1.59
                          --------     --------  --------   --------  --------  -------
Less Distributions From:
 Net investment income..     (0.53)       (1.06)    (1.06)     (1.05)    (1.10)   (0.91)
 Net realized gains.....        --           --        --      (0.19)    (0.10)   (0.15)
                          --------     --------  --------   --------  --------  -------
Total Distributions.....     (0.53)       (1.06)    (1.06)     (1.24)    (1.20)   (1.06)
                          --------     --------  --------   --------  --------  -------
Net Asset Value, End of
 Period.................     $8.89        $9.48     $9.89     $11.74    $11.54   $10.53
                          ========     ========  ========   ========  ========  =======
Total Return(3).........      (0.6)%++      7.0%     (7.1)%     13.0%     21.9%    16.6%++
Net Assets, End of
 Period (000s)..........  $114,056     $125,568  $145,730   $169,721  $ 65,935  $10,789
Ratios to Average Net
 Assets:
 Expenses...............      1.22%+       1.27%     1.24%      1.24%     1.24%    1.24%+
 Net investment
  income................     11.46%+      10.46%     9.58%      8.66%     9.38%   10.58%+
Portfolio Turnover
 Rate...................        36%          65%       66%        79%       85%     109%
Before applicable waiver
of management fee,
expenses absorbed by
SBAM and credits earned
on custodian cash
balances, net investment
income per share and
expense ratios would
have been:
 Net investment income
  per share.............        NA        $1.01*    $1.04      $1.04     $1.09    $0.87
 Expense ratio..........        NA         1.29%     1.32%      1.34%     1.50%    1.80%+

High Yield Bond Fund
------------------------------------------------------------------------------------------
                                             Class B Shares
                          -------------------------------------------------------------
                          2000(1)        1999      1998       1997      1996    1995(2)
                          -------------------------------------------------------------
Net Asset Value,
 Beginning of Period....     $9.48        $9.87    $11.71     $11.53    $10.53   $10.00
                          --------     --------  --------   --------  --------  -------
Income (Loss) From
 Operations:
 Net investment income
  ......................      0.49*        0.94*     0.97       0.98      1.02     0.85
 Net realized and
  unrealized gain
  (loss)................     (0.58)       (0.36)    (1.84)      0.37      1.11     0.68
                          --------     --------  --------   --------  --------  -------
Total Income (Loss) From
 Operations.............     (0.09)        0.58     (0.87)      1.35      2.13     1.53
                          --------     --------  --------   --------  --------  -------
Less Distributions From:
 Net investment income..     (0.49)       (0.97)    (0.97)     (0.98)    (1.03)   (0.85)
 Net realized gains.....        --           --        --      (0.19)    (0.10)   (0.15)
                          --------     --------  --------   --------  --------  -------
Total Distributions.....     (0.49)       (0.97)    (0.97)     (1.17)    (1.13)   (1.00)
                          --------     --------  --------   --------  --------  -------
Net Asset Value, End of
 Period.................     $8.90        $9.48     $9.87     $11.71    $11.53   $10.53
                          ========     ========  ========   ========  ========  =======
Total Return(3).........      (1.0)%++      6.3%     (7.8)%     12.2%     21.2%    15.7%++
Net Assets, End of
 Period (000s)..........  $282,160     $311,832  $327,661   $329,672  $106,797  $10,108
Ratios to Average Net
 Assets:
 Expenses...............      1.97%+       2.02%     1.99%      1.99%     1.99%    1.96%+
 Net investment income..     10.70%+       9.74%     8.87%      7.90%     8.49%    9.53%+
Portfolio Turnover
 Rate...................        36%          65%       66%        79%       85%     109%
Before applicable waiver
of management fee,
expenses absorbed by
SBAM and credits earned
on custodian cash
balances, net investment
income per share and
expense ratios would
have been:
 Net investment income
  per share.............        NA        $0.94*    $0.96      $0.97     $1.01    $0.80
 Expense ratio..........        NA         2.03%     2.07%      2.09%     2.24%    2.51%+

------
(1) For the six months ended June 30, 2000 (unaudited).
(2) For the period from February 22, 1995 (inception date) to December 31,
    1995.
(3) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 *  Per share amounts have been calculated using average shares method.
++ Total return is not annualized, as it may not be representative of the to-tal return for the year.
+   Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

High Yield Bond Fund

-------------------------------------------------------------------------------------
                                           Class 2 Shares
                           --------------------------------------------------------
                           2000(1)      1999    1998(2)    1997     1996    1995(3)
                           --------------------------------------------------------
Net Asset Value,
 Beginning of Period.....    $9.50       $9.86   $11.70    $11.52   $10.53  $10.00
                           -------     -------  -------   -------  -------
Income (Loss) From
 Operations:
 Net investment income
  .......................     0.50*       0.96*    0.97      0.99     1.02    0.85
 Net realized and
  unrealized gain
  (loss).................    (0.58)      (0.35)   (1.84)     0.36     1.10    0.68
                           -------     -------  -------   -------  -------  ------
Total Income (Loss) From
 Operations..............    (0.08)       0.61    (0.87)     1.35     2.12    1.53
                           -------     -------  -------   -------  -------  ------
Less Distributions From:
 Net investment income...    (0.49)      (0.97)   (0.97)    (0.98)   (1.03)  (0.85)
 Net realized gains......       --          --       --     (0.19)   (0.10)  (0.15)
                           -------     -------  -------   -------  -------  ------
Total Distributions......    (0.49)      (0.97)   (0.97)    (1.17)   (1.13)  (1.00)
                           -------     -------  -------   -------  -------  ------
Net Asset Value, End of
 Period..................    $8.93       $9.50    $9.86    $11.70   $11.52  $10.53
                           =======     =======  =======   =======  =======  ======
Total Return(4)..........     (0.9)%++     6.6%    (7.8)%    12.2%    21.1%   15.8%++
Net Assets, End of Period
 (000s)..................  $75,462     $84,527  $86,596   $76,042  $13,773  $1,274
Ratios to Average Net
 Assets:
 Expenses................     1.72%+      1.79%    1.99%     1.99%    1.99%   1.98%+
 Net investment income...    10.97%+      9.95%    8.89%     7.87%    8.43%   9.61%+
Portfolio Turnover Rate..       36%         65%      66%       79%      85%    109%
Before applicable waiver
of management fee,
expenses absorbed by SBAM
and credits earned on
custodian cash balances,
net investment income per
share and expense ratios
would have been:
 Net investment income
  per share..............       NA       $0.96*   $0.96     $0.98    $1.01   $0.80
 Expense ratio...........       NA        1.81%    2.07%     2.08%    2.24%   2.54%+

High Yield Bond Fund
-------------------------------------------------------------------------------------
                                           Class O Shares
                           --------------------------------------------------------
                           2000(1)      1999     1998      1997     1996    1995(3)
                           --------------------------------------------------------
Net Asset Value,
 Beginning of Period.....    $9.48       $9.89   $11.75    $11.53   $10.54  $10.00
                           -------     -------  -------   -------  -------  ------
Income (Loss) From
 Operations:
 Net investment income ..     0.55*       1.04*    1.09      1.08     1.16    0.95
 Net realized and
  unrealized gain
  (loss).................    (0.59)      (0.36)   (1.86)     0.40     1.05    0.67
                           -------     -------  -------   -------  -------  ------
Total Income (Loss) From
 Operations..............    (0.04)       0.68    (0.77)     1.48     2.21    1.62
                           -------     -------  -------   -------  -------  ------
Less Distributions From:
 Net investment income...    (0.55)      (1.09)   (1.09)    (1.07)   (1.12)  (0.93)
 Net realized gains......       --          --       --     (0.19)   (0.10)  (0.15)
                           -------     -------  -------   -------  -------  ------
Total Distributions......    (0.55)      (1.09)   (1.09)    (1.26)   (1.22)  (1.08)
                           -------     -------  -------   -------  -------  ------
Net Asset Value, End of
 Period..................    $8.89       $9.48    $9.89    $11.75   $11.53  $10.54
                           =======     =======  =======   =======  =======  ======
Total Return(4)..........     (0.4)%++     7.3%    (6.9)%    13.4%    22.0%   16.8%++
Net Assets, End of Period
 (000s)..................  $13,417     $13,537  $ 8,936   $ 2,386  $   393  $7,854
Ratios to Average Net
 Assets:
 Expenses................     0.97%+      1.02%    1.01%     0.99%    0.99%   1.00%+
 Net investment income...    11.06%+     10.76%   10.85%     8.93%   10.64%  10.59%+
Portfolio Turnover Rate..       36%         65%      66%       79%      85%    109%
Before applicable waiver
of management fee,
expenses absorbed by SBAM
and credits earned on
custodian cash balances,
net investment income per
share and expense ratios
would have been:
 Net investment income
  per share..............       NA       $1.04*   $1.08     $1.07    $1.13   $0.90
 Expense ratio...........       NA        1.03%    1.09%     1.09%    1.24%   1.55%+

------
(1) For the six months ended June 30, 2000 (unaudited).
(2) On September 14, 1998, Class C shares were renamed Class 2 shares.
(3) For the period from February 22, 1995 (inception date) to December 31,
    1995.
(4) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
*   Per share amounts have been calculated using average shares method.
++ Total return is not annualized, as it may not be representative of the to-tal return for the year.
+   Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Strategic Bond Fund

----------------------------------------------------------------------------------
                                      Class A Shares
                          ------------------------------------------------------
                          2000(1)     1999     1998     1997     1996    1995(2)
                          ------------------------------------------------------
Net Asset Value,
 Beginning of Period....    $9.81     $10.19   $10.94   $10.83   $10.53  $10.00
                          -------    -------  -------  -------  -------  ------
Income (Loss) From
 Operations:
 Net investment income..     0.50*      0.88*    0.76     0.76*    0.87*   0.84
 Net realized and
  unrealized gain
  (loss)................    (0.42)     (0.41)   (0.65)    0.41     0.55    0.78
                          -------    -------  -------  -------  -------  ------
Total Income From
 Operations.............     0.15       0.47     0.11     1.17     1.42    1.62
                          -------    -------  -------  -------  -------  ------
Less Distributions From:
 Net investment income..    (0.42)     (0.85)   (0.85)   (0.89)   (0.94)  (0.85)
 In excess of net
  investment income.....       --         --       --       --    (0.01)     --
 Net realized gains.....       --         --    (0.01)   (0.17)   (0.17)  (0.24)
                          -------    -------  -------  -------  -------  ------
Total Distributions.....    (0.42)     (0.85)   (0.86)   (1.06)   (1.12)  (1.09)
                          -------    -------  -------  -------  -------  ------
Net Asset Value, End of
 Period.................    $9.47      $9.81   $10.19   $10.94   $10.83  $10.53
                          =======    =======  =======  =======  =======  ======
Total Return(3).........      0.9%++     5.0%     1.1%    11.2%    14.1%   16.8%++
Net Assets, End of
 Period (000s)..........  $16,359    $18,571  $21,995  $17,150   $8,345    $513
Ratios to Average Net
 Assets:
 Expenses...............     1.24%+     1.24%    1.24%    1.24%    1.24%   1.23%+
 Net investment income..    10.22%+     8.94%    7.11%    6.99%    8.09%   9.51%+
Portfolio Turnover
 Rate...................       67%       114%     109%     184%     122%    161%
Before applicable waiver
of management fee,
expenses absorbed by
SBAM and credits earned
on custodian cash
balances, net investment
income per share and
expense ratios would
have been:
 Net investment income
  per share.............    $0.49*     $0.86*   $0.74    $0.73*   $0.79*  $0.76
 Expense ratio..........     1.38%+     1.44%    3.79%    3.81%    5.50%   2.11%+

Strategic Bond Fund
----------------------------------------------------------------------------------
                                          Class B Shares
                          ------------------------------------------------------
                          2000(1)     1999     1998     1997     1996    1995(2)
                          ------------------------------------------------------
Net Asset Value,
 Beginning of Period....    $9.81     $10.18   $10.93   $10.82   $10.53  $10.00
                          -------    -------  -------  -------  -------  ------
Income (Loss) From
 Operations:
 Net investment income..     0.45*      0.81*    0.69     0.67*    0.79*   0.76
 Net realized and
  unrealized gain
  (loss)................    (0.40)     (0.41)   (0.66)    0.41     0.53    0.79
                          -------    -------  -------  -------  -------  ------
Total Income From
 Operations.............     0.05       0.40     0.03     1.08     1.32    1.55
                          -------    -------  -------  -------  -------  ------
Less Distributions From:
 Net investment income..    (0.38)     (0.77)   (0.77)   (0.80)   (0.85)  (0.78)
 In excess of net
  investment income.....       --         --       --       --    (0.01)     --
 Net realized gains.....       --         --    (0.01)   (0.17)   (0.17)  (0.24)
                          -------    -------  -------  -------  -------  ------
Total Distributions.....    (0.38)     (0.77)   (0.78)   (0.97)   (1.03)  (1.02)
                          -------    -------  -------  -------  -------  ------
Net Asset Value, End of
 Period.................    $9.48      $9.81   $10.18   $10.93   $10.82  $10.53
                          =======    =======  =======  =======  =======  ======
Total Return(3).........      0.6%++     4.2%     0.3%    10.4%    13.0%   16.1%++
Net Assets, End of
 Period (000s)..........  $66,200    $69,289  $67,928  $47,921  $14,291  $1,879
Ratios to Average Net
 Assets:
 Expenses...............     1.99%+     1.99%    1.99%    1.99%    1.98%   1.97%+
 Net investment income..     9.44%+     8.20%    6.37%    6.12%    7.34%   8.75%+
Portfolio Turnover
 Rate...................       67%       114%     109%     184%     122%    161%
Before applicable waiver
of management fee,
expenses absorbed by
SBAM and credits earned
on custodian cash
balances, net investment
income per share and
expense ratios would
have been:
 Net investment income
  per share.............    $0.45*     $0.79*   $0.67    $0.64*   $0.71*  $0.69
 Expense ratio..........     2.13%+     2.19%    2.18%    2.28%    2.73%   2.85%+

------
(1) For the six months ended June 30, 2000 (unaudited).
(2) For the period from February 22, 1995 (inception date) to December 31,
    1995.
(3) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not re-flected in the calculation of total return.
 *  Per share amounts have been calculated using the average shares method.
++ Total return is not annualized, as it may not be representative of the to-tal return for the year.
+   Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Strategic Bond Fund

---------------------------------------------------------------------------------
                                          Class 2 Shares
                          -----------------------------------------------------
                          2000(1)     1999    1998(2)   1997     1996   1995(3)
                          -----------------------------------------------------
Net Asset Value,
 Beginning of Period....    $9.84     $10.18   $10.94   $10.82  $10.53  $10.00
                          -------    -------  -------  -------  ------  ------
Income (Loss) From
 Operations:
 Net investment income..     0.47*      0.83*    0.69     0.66*   0.78*   0.77
 Net realized and
  unrealized gain
  (loss)................    (0.41)     (0.40)   (0.67)    0.43    0.54    0.78
                          -------    -------  -------  -------  ------  ------
Total Income From
 Operations.............     0.06       0.43     0.02     1.09    1.32    1.55
                          -------    -------  -------  -------  ------  ------
Less Distributions From:
 Net investment income..    (0.38)     (0.77)   (0.77)   (0.80)  (0.85)  (0.78)
 In excess of net
  investment income.....       --         --       --       --   (0.01)     --
 Net realized gains.....       --         --    (0.01)   (0.17)  (0.17)  (0.24)
                          -------    -------  -------  -------  ------  ------
Total Distributions.....    (0.38)     (0.77)   (0.78)   (0.97)  (1.03)  (1.02)
                          -------    -------  -------  -------  ------  ------
Net Asset Value, End of
 Period.................    $9.52      $9.84   $10.18   $10.94  $10.82  $10.53
                          =======    =======  =======  =======  ======  ======
Total Return(4).........      0.7%++     4.5%     0.2%    10.5%   13.1%   16.1%++
Net Assets, End of
 Period (000s)..........  $20,347    $22,857  $27,327  $20,220  $4,575    $411
Ratios to Average Net
 Assets:
 Expenses...............     1.74%+     1.76%    1.99%    1.99%   1.98%   1.99%+
 Net investment income..     9.72%+     8.43%    6.37%    6.09%   7.26%   8.77%+
Portfolio Turnover
 Rate...................       67%       114%     109%     184%    122%    161%
Before applicable waiver
of management fee,
expenses absorbed by
SBAM and credits earned
on custodian cash
balances, net investment
income per share and
expense ratios would
have been:
 Net investment income
  per share.............    $0.46*     $0.81*   $0.67    $0.63*  $0.70*  $0.70
 Expense ratio..........     1.88%+     1.96%    2.18%    2.28%   2.72%   2.87%+

Strategic Bond Fund
---------------------------------------------------------------------------------
                                          Class O Shares
                          -----------------------------------------------------
                          2000(1)     1999     1998     1997     1996   1995(3)
                          -----------------------------------------------------
Net Asset Value,
 Beginning of Period....    $9.80     $10.18   $10.93   $10.82  $10.53  $10.00
                          -------    -------  -------  -------  ------  ------
Income (Loss) From
 Operations:
 Net investment income..     0.51*      0.91*    0.77     0.78*   0.92*   0.87
 Net realized and
  unrealized gain
  (loss)................    (0.41)     (0.41)   (0.63)    0.41    0.51    0.77
                          -------    -------  -------  -------  ------  ------
Total Income From
 Operations.............     0.10       0.50     0.14     1.19    1.43    1.64
                          -------    -------  -------  -------  ------  ------
Less Distributions From:
 Net investment income..    (0.44)     (0.88)   (0.88)   (0.91)  (0.96)  (0.87)
 In excess of net
  investment income.....       --         --       --       --   (0.01)     --
 Net realized gains.....       --         --    (0.01)   (0.17)  (0.17)  (0.24)
                          -------    -------  -------  -------  ------  ------
Total Distributions.....    (0.44)     (0.88)   (0.89)   (1.08)  (1.14)  (1.11)
                          -------    -------  -------  -------  ------  ------
Net Asset Value, End of
 Period.................    $9.46      $9.80   $10.18   $10.93  $10.82  $10.53
                          =======    =======  =======  =======  ======  ======
Total Return(4).........      1.0%++     5.3%     1.3%    11.5%   14.2%   17.0%++
Net Assets, End of
 Period (000s)..........     $579       $594     $498     $649  $3,817  $9,763
Ratios to Average Net
 Assets:
 Expenses...............     0.99%+     0.99%    0.99%    0.96%   1.00%   0.99%+
 Net investment income..    10.44%+     9.30%    7.37%    7.22%   8.65%   9.74%+
Portfolio Turnover
 Rate...................       67%       114%     109%     184%    122%    161%
Before applicable waiver
of management fee,
expenses absorbed by
SBAM and credits earned
on custodian cash
balances, net investment
income per share and
expense ratios would
have been:
 Net investment income
  per share.............    $0.50*     $0.89*   $0.75    $0.75*  $0.84*  $0.79
 Expense ratio..........     1.13%+     1.19%    1.18%    1.25%   1.74%   1.87%+

------
(1) For the six months ended June 30, 2000 (unaudited).
(2) On September 14, 1998, Class C shares were renamed Class 2 shares.
(3) For the period from February 22, 1995 (inception date) to December 31,
    1995.
(4) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not re-flected in the calculation of total return.
 *  Per share amounts have been calculated using the average shares method.
++ Total return is not annualized, as it may not be representative of the to-tal return for the year.
+   Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

National Intermediate Municipal Fund

--------------------------------------------------------------------------------
                                         Class A Shares
                           --------------------------------------------------
                           2000(1)     1999    1998    1997    1996   1995(2)
                           --------------------------------------------------
Net Asset Value,
 Beginning of Period.....  $10.15     $10.61  $10.62  $10.35  $10.43  $10.00
                           ------     ------  ------  ------  ------  ------
Income (Loss) From
 Operations:
 Net investment income...    0.24*      0.48*   0.47    0.48    0.48    0.40
 Net realized and
  unrealized gain
  (loss).................    0.03      (0.46)     --    0.28   (0.06)   0.46
                           ------     ------  ------  ------  ------  ------
Total Income From
 Operations..............    0.27       0.02    0.47    0.76    0.42    0.86
                           ------     ------  ------  ------  ------  ------
Less Distributions From:
 Net investment income...   (0.24)     (0.48)  (0.48)  (0.48)  (0.48)  (0.40)
 Net realized gains......      --         --      --   (0.01)  (0.02)  (0.03)
                           ------     ------  ------  ------  ------  ------
Total Distributions......   (0.24)     (0.48)  (0.48)  (0.49)  (0.50)  (0.43)
                           ------     ------  ------  ------  ------  ------
Net Asset Value, End of
 Period..................  $10.18     $10.15  $10.61  $10.62  $10.35  $10.43
                           ======     ======  ======  ======  ======  ======
Total Return(3)..........     2.7%++     0.2%    4.5%    7.5%    4.2%    8.7%++
Net Assets, End of Period
 (000s)..................  $3,391     $4,460  $2,545  $1,063    $696    $569
Ratios to Average Net
 Assets:
 Expenses................    0.75%+     0.63%   0.75%   0.75%   0.75%   0.75%+
 Net investment income...    4.68%+     4.44%   4.28%   4.53%   4.62%   4.63%+
Portfolio Turnover Rate
 ........................      20%         4%      8%      1%     19%     29%
Before applicable waiver
of management fee,
expenses absorbed by SBAM
and credits earned on
custodian cash balances,
net investment income per
share and expense ratios
would have been:
 Net investment income
  per share .............   $0.16*     $0.33*  $0.37   $0.36   $0.35   $0.32
 Expense ratio...........    2.21%+     2.06%   1.67%   1.82%   2.02%   1.71%+


National Intermediate Municipal Fund
--------------------------------------------------------------------------------
                                        Class B Shares
                          ---------------------------------------------------
                          2000(1)     1999     1998    1997    1996   1995(2)
                          ---------------------------------------------------
Net Asset Value,
 Beginning of Period....  $10.11     $10.57   $10.59  $10.33  $10.42  $10.00
                          ------     ------   ------  ------  ------  ------
Income (Loss) From
 Operations:
 Net investment income..    0.20*      0.38*    0.39    0.40    0.40    0.34
 Net realized and
  unrealized gain
  (loss)................    0.02      (0.43)      --    0.28   (0.06)   0.45
                          ------     ------   ------  ------  ------  ------
Total Income (Loss) From
 Operations.............    0.22      (0.05)    0.39    0.68    0.34    0.79
                          ------     ------   ------  ------  ------  ------
Less Distributions From:
 Net investment income..   (0.20)     (0.41)   (0.41)  (0.40)  (0.41)  (0.34)
 In excess of net
  investment income.....      --         --       --   (0.01)     --      --
 Net realized gains.....      --         --       --   (0.01)  (0.02)  (0.03)
                          ------     ------   ------  ------  ------  ------
Total Distributions.....   (0.20)     (0.41)   (0.41)  (0.42)  (0.43)  (0.37)
                          ------     ------   ------  ------  ------  ------
Net Asset Value, End of
 Period.................  $10.13     $10.11   $10.57  $10.59  $10.33  $10.42
                          ======     ======   ======  ======  ======  ======
Total Return(3).........     2.3%++    (0.5)%    3.7%    6.7%    3.4%    8.0%++
Net Assets, End of
 Period (000s)..........  $4,344     $4,087   $2,763  $1,295    $702    $432
Ratios to Average Net
 Assets:
 Expenses...............    1.50%+     1.35%    1.50%   1.50%   1.50%   1.50%+
 Net investment income..    4.01%+     3.70%    3.54%   3.75%   3.88%   3.85%+
Portfolio Turnover
 Rate...................      20%         4%       8%      1%     19%     29%
Before applicable waiver
of management fee,
expenses absorbed by
SBAM and credits earned
on custodian cash
balances, net investment
income per share and
expense ratios would
have been:
 Net investment income
  per share.............   $0.13*     $0.23*   $0.29   $0.28   $0.27   $0.25
 Expense ratio..........    2.98%+     2.78%    2.42%   2.57%   2.77%   2.45%+

------
(1) For the six months ended June 30, 2000 (unaudited).
(2) For the period from February 22, 1995 (inception date) to December 31,
    1995.
(3) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not re-flected in the calculation of total return.
 *  Per share amounts have been calculated using the average shares method.
 ++ Total return is not annualized, as it may not be representative of the to-
    tal return for the year.
 +  Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

National Intermediate Municipal Fund

---------------------------------------------------------------------------------
                                         Class 2 Shares
                          -----------------------------------------------------
                          2000(1)     1999    1998(2)   1997     1996   1995(3)
                          -----------------------------------------------------
Net Asset Value,
 Beginning of Period....  $10.13     $10.57   $10.59   $ 10.33  $10.42  $10.00
                          ------     ------   ------   -------  ------  ------
Income (Loss) From
 Operations:
 Net investment income..    0.21*      0.41*    0.39      0.40    0.40    0.34
 Net realized and
  unrealized gain
  (loss)................    0.02      (0.44)      --      0.28   (0.06)   0.45
                          ------     ------   ------   -------  ------  ------
Total Income (Loss) From
 Operations.............    0.23      (0.03)    0.39      0.68    0.34    0.79
                          ------     ------   ------   -------  ------  ------
Less Distributions From:
 Net investment income..   (0.20)     (0.41)   (0.41)    (0.40)  (0.41)  (0.34)
 In excess of net
  investment income.....      --         --       --     (0.01)     --      --
 Net realized gains.....      --         --       --     (0.01)  (0.02)  (0.03)
                          ------     ------   ------   -------  ------  ------
Total Distributions.....   (0.20)     (0.41)   (0.41)    (0.42)  (0.43)  (0.37)
                          ------     ------   ------   -------  ------  ------
Net Asset Value, End of
 Period.................  $10.16     $10.13   $10.57   $ 10.59  $10.33  $10.42
                          ======     ======   ======   =======  ======  ======
Total Return(4).........     2.3%++    (0.3)%    3.7%      6.7%    3.4%    8.0%++
Net Assets, End of
 Period (000s)..........  $2,241     $2,183   $2,291      $514    $468    $271
Ratios to Average Net
 Assets:
 Expenses...............    1.25%+     1.16%    1.50%     1.50%   1.50%   1.50%+
 Net investment income..    4.25%+     3.91%    3.51%     3.81%   3.88%   3.85%+
Portfolio Turnover
 Rate...................      20%         4%       8%        1%     19%     29%
Before applicable waiver
of management fee,
expenses absorbed by
SBAM and credits earned
on custodian cash
balances, net investment
income per share and
expense ratios would
have been:
 Net investment income
  per share.............   $0.14*     $0.26*   $0.29     $0.28   $0.27   $0.25
 Expense ratio..........    2.73%+     2.60%    2.42%     2.57%   2.77%   2.46%+

National Intermediate Municipal Fund
---------------------------------------------------------------------------------
                                         Class O Shares
                          -----------------------------------------------------
                          2000(1)     1999     1998     1997     1996   1995(3)
                          -----------------------------------------------------
Net Asset Value,
 Beginning of Period....  $10.15     $10.60   $10.61   $ 10.34  $10.43  $10.00
                          ------     ------   ------   -------  ------  ------
Income (Loss) From
 Operations:
 Net investment income..    0.26*      0.49*    0.48      0.50    0.50    0.42
 Net realized and
  unrealized gain
  (loss)................    0.02      (0.44)    0.01      0.28   (0.07)   0.46
                          ------     ------   ------   -------  ------  ------
Total Income From
 Operations.............    0.28       0.05     0.49      0.78    0.43    0.88
                          ------     ------   ------   -------  ------  ------
Less Distributions From:
 Net investment income..   (0.25)     (0.50)   (0.50)    (0.50)  (0.50)  (0.42)
 Net realized gains.....      --         --       --     (0.01)  (0.02)  (0.03)
                          ------     ------   ------   -------  ------  ------
Total Distributions.....   (0.25)     (0.50)   (0.50)    (0.51)  (0.52)  (0.45)
                          ------     ------   ------   -------  ------  ------
Net Asset Value, End of
 Period.................  $10.18     $10.15   $10.60   $ 10.61  $10.34  $10.43
                          ======     ======   ======   =======  ======  ======
Total Return(4).........     2.8%++     0.5%     4.8%      7.8%    4.3%    9.0%++
Net Assets, End of
 Period (000s)..........  $1,334     $2,544   $8,211   $11,286  $9,786  $9,675
Ratios to Average Net
 Assets:
 Expenses...............    0.50%+     0.41%    0.50%     0.50%   0.50%   0.50%+
 Net investment income..    4.94%+     4.75%    4.58%     4.79%   4.88%   4.86%+
Portfolio Turnover
 Rate...................      20%         4%       8%        1%     19%     29%
Before applicable waiver
of management fee,
expenses absorbed by
SBAM and credits earned
on custodian cash
balances, net investment
income per share and
expense ratios would
have been:
 Net investment income
  per share.............   $0.18*     $0.34*   $0.38     $0.39   $0.37   $0.34
 Expense ratio..........    1.95%+     1.86%    1.42%     1.57%   1.77%   1.46%+

------
(1) For the six months ended June 30, 2000 (unaudited).
(2) On September 14, 1998, Class C Shares were renamed Class 2 Shares.
(3) For the period from February 22, 1995 (inception date) to December 31,
    1995.
(4) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not re-flected in the calculation of total return.
 *  Per share amounts have been calculated using the average shares method.
 ++ Total return is not annualized, as it may not be representative of the to-
    tal return for the year.
 +  Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

U.S. Government Income Fund

--------------------------------------------------------------------------------
                                         Class A Shares
                          ----------------------------------------------------
                          2000(1)     1999     1998     1997    1996   1995(2)
                          ----------------------------------------------------
Net Asset Value,
 Beginning of Period....    $9.84     $10.28   $10.20  $10.07  $10.32  $10.00
                          -------    -------  -------  ------  ------  ------
Income (Loss) From
 Operations:
 Net investment income..     0.35*      0.54*    0.55    0.58    0.54    0.49
 Net realized and
  unrealized gain
  (loss)................    (0.04)     (0.39)    0.21    0.19   (0.19)   0.43
                          -------    -------  -------  ------  ------  ------
Total Income From
 Operations.............     0.31       0.15     0.76    0.77    0.35    0.92
                          -------    -------  -------  ------  ------  ------
Less Distributions From:
 Net investment income..    (0.29)     (0.59)   (0.57)  (0.54)  (0.54)  (0.49)
 In excess of net
  investment income.....       --         --    (0.11)  (0.10)  (0.06)  (0.10)
 Net realized gains.....       --         --       --      --      --   (0.01)
                          -------    -------  -------  ------  ------  ------
Total Distributions.....    (0.29)     (0.59)   (0.68)  (0.64)  (0.60)  (0.60)
                          -------    -------  -------  ------  ------  ------
Net Asset Value, End of
 Period.................    $9.86      $9.84   $10.28  $10.20  $10.07  $10.32
                          =======    =======  =======  ======  ======  ======
Total Return(3).........      3.2%++     1.5%     7.6%    7.9%    3.6%    9.5%++
Net Assets, End of
 Period (000s)..........   $6,464     $5,771   $6,744  $1,320  $1,188    $278
Ratios to Average Net
 Assets:
 Expenses...............     0.85%+     0.85%    0.85%   0.85%   0.84%   0.85%+
 Net investment income..     7.18%+     5.34%    4.98%   5.77%   5.22%   5.67%+
Portfolio Turnover
 Rate...................       30%        96%     173%    261%    365%    230%
Before applicable waiver
of management fee,
expenses absorbed by
SBAM and credits earned
on custodian cash
balances, net investment
income per share and
expense ratios would
have been:
 Net investment income
  per share.............    $0.31*     $0.45*   $0.47   $0.47   $0.38   $0.40
 Expense ratio..........     1.64%+     1.67%    1.63%   2.02%   2.21%   1.90%+

U.S. Government Income Fund
--------------------------------------------------------------------------------
                                         Class B Shares
                          ----------------------------------------------------
                          2000(1)     1999     1998     1997    1996   1995(2)
                          ----------------------------------------------------
Net Asset Value,
 Beginning of Period....    $9.85     $10.29   $10.20  $10.06  $10.32  $10.00
                          -------    -------  -------  ------  ------  ------
Income (Loss) From
 Operations:
 Net investment income..     0.32*      0.49*    0.48    0.51    0.46    0.43
 Net realized and
  unrealized gain
  (loss)................    (0.04)     (0.42)    0.21    0.19   (0.20)   0.43
                          -------    -------  -------  ------  ------  ------
Total Income From
 Operations.............     0.28       0.07     0.69    0.70    0.26    0.86
                          -------    -------  -------  ------  ------  ------
Less Distributions From:
 Net investment income..    (0.25)     (0.51)   (0.49)  (0.46)  (0.46)  (0.43)
 In excess of net
  investment income.....       --         --    (0.11)  (0.10)  (0.06)  (0.10)
 Net realized gains.....       --         --       --      --      --   (0.01)
                          -------    -------  -------  ------  ------  ------
Total Distributions.....    (0.25)     (0.51)   (0.60)  (0.56)  (0.52)  (0.54)
                          -------    -------  -------  ------  ------  ------
Net Asset Value, End of
 Period.................    $9.88      $9.85   $10.29  $10.20  $10.06  $10.32
                          =======    =======  =======  ======  ======  ======
Total Return(3).........      2.9%++     0.7%     6.9%    7.2%    2.7%    8.8%++
Net Assets, End of
 Period (000s)..........  $14,238    $16,109  $15,315  $2,531  $1,266    $572
Ratios to Average Net
 Assets:
 Expenses...............     1.60%+     1.60%    1.60%   1.60%   1.59%   1.60%+
 Net investment income..     6.47%+     4.85%    4.20%   4.96%   4.51%   4.85%+
Portfolio Turnover
 Rate...................       30%        96%     173%    261%    365%    230%
Before applicable waiver
of management fee,
expenses absorbed by
SBAM and credits earned
on custodian cash
balances, net investment
income per share and
expense ratios would
have been:
 Net investment income
  per share.............    $0.28*     $0.40*   $0.39   $0.39   $0.30   $0.34
 Expense ratio..........     2.40%+     2.42%    2.39%   2.77%   2.96%   2.64%+

------
(1) For the six months ended June 30, 2000 (unaudited).
(2) For the period from February 22, 1995 (inception date) to December 31,
    1995.
(3) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not re-flected in the calculation of total return.
 *  Per share amounts have been calculated using the average shares method.
 ++ Total return is not annualized, as it may not be representative of the to-
    tal return for the year.
 +  Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

U.S. Government Income Fund

-------------------------------------------------------------------------------
                                         Class 2 Shares
                          ---------------------------------------------------
                          2000(1)     1999   1998(2)   1997    1996   1995(3)
                          ---------------------------------------------------
Net Asset Value,
 Beginning of Period....   $9.86     $10.28  $10.19   $10.05  $10.32  $10.00
                          ------     ------  ------   ------  ------  ------
Income (Loss) From
 Operations:
 Net investment income..    0.33*      0.49*   0.48     0.51    0.46    0.43
 Net realized and
  unrealized gain
  (loss)................   (0.03)     (0.40)   0.21     0.19   (0.21)   0.43
                          ------     ------  ------   ------  ------  ------
Total Income From
 Operations.............    0.30       0.09    0.69     0.70    0.25    0.86
                          ------     ------  ------   ------  ------  ------
Less Distributions From:
 Net investment income..   (0.25)     (0.51)  (0.49)   (0.46)  (0.46)  (0.43)
 In excess of net
  investment income.....      --         --   (0.11)   (0.10)  (0.06)  (0.10)
 Net realized gains.....      --         --      --       --      --   (0.01)
                          ------     ------  ------   ------  ------  ------
Total Distributions.....   (0.25)     (0.51)  (0.60)   (0.56)  (0.52)  (0.54)
                          ------     ------  ------   ------  ------  ------
Net Asset Value, End of
 Period.................   $9.91      $9.86  $10.28   $10.19  $10.05  $10.32
                          ======     ======  ======   ======  ======  ======
Total Return(4).........     3.1%++     0.9%    6.9%     7.0%    2.7%    8.8%++
Net Assets, End of
 Period (000s)..........  $4,097     $5,351  $4,715     $751    $422    $273
Ratios to Average Net
 Assets:
 Expenses...............    1.35%+     1.37%   1.60%    1.59%   1.60%   1.60%+
 Net investment income..    6.74%+     4.91%   4.25%    4.94%   4.51%   4.92%+
Portfolio Turnover
 Rate...................      56%        96%    173%     261%    365%    230%
Before applicable waiver
of management fee,
expenses absorbed by
SBAM and credits earned
on custodian cash
balances, net investment
income per share and
expense ratios would
have been:
 Net investment income
  per share.............   $0.29*     $0.40*  $0.39    $0.39   $0.31   $0.34
 Expense ratio..........    2.15%+     2.20%   2.39%    2.76%   2.97%   2.64%+

U.S. Government Income Fund
--------------------------------------------------------------------------------

                                         Class O Shares
                           --------------------------------------------------
                           2000(1)     1999    1998    1997    1996   1995(3)
                           --------------------------------------------------
Net Asset Value,
 Beginning of Period.....   $9.85     $10.29  $10.19  $10.06  $10.32  $10.00
                           ------     ------  ------  ------  ------  ------
Income (Loss) From
 Operations:
 Net investment income...    0.37*      0.57*   0.57*   0.61    0.56    0.52
 Net realized and
  unrealized gain
  (loss).................   (0.03)     (0.40)   0.23    0.18   (0.20)   0.42
                           ------     ------  ------  ------  ------  ------
Total Income From
 Operations..............    0.34       0.17    0.80    0.79    0.36    0.94
                           ------     ------  ------  ------  ------  ------
Less Distributions From:
 Net investment income...   (0.31)     (0.61)  (0.59)  (0.56)  (0.56)  (0.52)
 In excess of net
  investment income......      --         --   (0.11)  (0.10)  (0.06)  (0.10)
                           ------     ------  ------  ------  ------  ------
Total Distributions......   (0.31)     (0.61)  (0.70)  (0.66)  (0.62)  (0.62)
                           ------     ------  ------  ------  ------  ------
Net Asset Value, End of
 Period..................   $9.88      $9.85  $10.29  $10.19  $10.06  $10.32
                           ======     ======  ======  ======  ======  ======
Total Return(4)..........     3.5%++     1.8%    8.1%    8.1%    3.7%    9.7%++
Net Assets, End of Period
 (000s)..................  $1,297     $3,294  $3,330  $9,553  $9,375  $9,552
Ratios to Average Net
 Assets:
 Expenses................    0.60%+     0.60%   0.60%   0.60%   0.60%   0.60%+
 Net investment income...    7.42%+     5.65%   5.52%   6.01%   5.53%   5.92%+
Portfolio Turnover Rate..      30%        96%    173%    261%    365%    230%
Before applicable waiver
of management fee,
expenses absorbed by SBAM
and credits earned on
custodian cash balances,
net investment income per
share and expense ratios
would have been:
 Net investment income
  per share..............   $0.33*     $0.48*  $0.44*  $0.49   $0.41   $0.42
 Expense ratio...........    1.38%+     1.42%   1.38%   1.77%   1.97%   1.64%+

------
(1) For the six months ended June 30, 2000 (unaudited).
(2) On September 14, 1998, Class C Shares were renamed Class 2 Shares.
(3) For the period from February 22, 1995 (inception date) to December 31,
    1995.
(4) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not re-flected in the calculation of total return.
 *  Per share amounts have been calculated using the average shares method.
 ++ Total return is not annualized, as it may not be representative of the to-
    tal return for the year.
 +  Annualized.

                     (This page intentionally left blank.)

Salomon Brothers Investment Series

Investment Manager
      Salomon Brothers Asset Management Inc
      7 World Trade Center New York, New York 10048

Custodian
      PFPC Trust Company, National Association 8800 Tinicum Blvd.
      Third Floor Suite 200 Philadelphia, PA 19153

Dividend Disbursing and Transfer Agent
      PFPC Global Fund Services
      53 State Street
      Boston, Massachusetts 02109-2873

Legal Counsel
      Simpson Thacher & Bartlett
      425 Lexington Avenue New
      York, New York 10017

Independent Accountants
      PricewaterhouseCoopers  LLP
      1177 Avenue of the Americas New
      York, New York 10036

Directors
Charles F. Barber
      Consultant; formerly Chairman; ASARCO Inc.
Carol L. Colman
      Consultant, Colman Consulting
Daniel P. Cronin
      Vice President-General Counsel,
      Pfizer International Inc.
Heath B. McLendon
      Chairman and President, Managing Director,
      Salomon Smith Barney Inc.; President and Director,
      SSB Citi Fund Management LLC
      and Travelers Investment Advisers, Inc.

Officers
Heath B. McLendon
      Chairman and President
Lewis E. Daidone
      Executive Vice President and Treasurer
Robert E. Amodeo
      Executive Vice President
James E. Craige
      Executive Vice President
Thomas K. Flanagan
      Executive Vice President
Roger Lavan
      Executive Vice President
Ross S. Margolies
      Executive Vice President
Maureen O'Callaghan
      Executive Vice President
David J. Scott
      Executive Vice President
Beth A. Semmel
      Executive Vice President
Peter J. Wilby
      Executive Vice President
George J. Williamson
      Executive Vice President
Thomas A. Croak
      Vice President
Nancy A. Noyes
      Vice President
Anthony Pace
      Controller
Christina T. Sydor
      Secretary

                            =========================
                               Salomon Brothers
                            =========================
                                    Assets Management

              Seven World Trade Center . New York, New York 10048

SEMI-ANNUAL
REPORT
June 30, 2000

                                                                         [PHOTO]


                                                                         [PHOTO]


                                                                         [PHOTO]


                       SALOMON BROTHERS ASSET MANAGEMENT

                                                   [_] New York Municipal
     SALOMON BROTHERS                                  Money Market Fund

                                                   [_] Cash Management Fund

For almost a century, Salomon Brothers has provided serious investors with advice and resources to help them reach their financial goals.

Salomon Brothers offers...
Quality Service
Scope of Choice
An Information Advantage

We offer cutting-edge solutions and investment programs delivered through financial advisors. Our rich tradition and expertise provides access to innovative ideas and extensive resources.

We wish to extend our sincere thanks for investing with us. Technology, new innovations and business opportunities have changed the financial world over the years -- but one constant remains: our commitment to serve your investment needs.

BRIDGING WALL STREET OPPORTUNITIES TO YOUR FINANCIAL FUTURE

Rich Tradition

Bold initiative, determination and market foresight have defined the Salomon Brothers name for nearly a century.

Global Resources

We have access to one of the world's largest financial institutions, creating a global web of resources comprised of 170,000 employees in over 100 countries.

Investment Expertise

Averaging over 16 years of professional industry experience, our seasoned portfolio management team consistently demonstrates a disciplined institutional approach to money management.

Performance

We believe that a true measure of performance extends beyond short-term time frames to long-term outcomes, quality of management, quality of relationship and quality of thought.

Information Advantage

We offer a global information advantage to investors and their advisors -- providing the benefits of a world of rapid knowledge acquisition.

                               Table of Contents

A Message From the Chairman..........................................       2

The Salomon Brothers Investment Series

  New York Municipal Money Market Fund...............................       4

  Cash Management Fund...............................................       6

Schedules of Investments.............................................       9

Statements of Assets And Liabilities.................................      13

Statements of Operations.............................................      14

Statements of Changes in Net Assets..................................      15

Notes to Financial Statements........................................      17

Financial Highlights.................................................      21

Directors And Officers of
  The Salomon Brothers Investment Series.............................     IBC

[PHOTO]

Heath B. McLendon
Chairman

SALOMON BROTHERS INVESTMENT SERIES

A Message from the Chairman

Dear Shareholder:
We are pleased to provide the semi-annual report for the Salomon Brothers New York Municipal Money Market Fund and the Salomon Brothers Cash Management Fund (the "Funds" and each a "Fund") for the period ended June 30, 2000. We hope you find this report to be useful and informative.

Market Commentary
Several major stock and bond markets hit record highs in 2000, but have since backed off from their highs. The first half of 2000 was characterized by increased levels of stock market volatility worldwide, predominantly in the technology sector. In fact, the tech-laden Nasdaq Composite Index/1/ experienced four declines of 10% or more. As the divergence between the so-called "New Economy," represented by the telecommunications, media and technology companies, versus the more established blue-chip "Old Economy" stocks, continues many investors have continued to focus on identifying companies they believe are best-positioned to grow in the new millennium.

In the first six months of the year, the Federal Reserve Board ("Fed") raised interest rates three times (on February 2, 2000, March 21, 2000 and May 16,
2000) in an effort to slow the growth of the robust U.S. economy. While rising interest rates often lead historically to falling stock prices, the economy and the bond and stock markets appeared to absorb the Fed's rate hikes. While consumer confidence slipped somewhat so far this year, consumer spending continues to increase as evidenced by recent economic data. Unemployment remains near its 30-year low and despite the possibility of future rate hikes this year by the Fed, we remain optimistic that the growth of the U.S. economy should continue for the near-term.

Bond investors were faced with many challenges in 2000, largely due to the actions of the Fed and to the U.S. Treasury Department's plan to buy back approximately $30 billion in long-term debt obligations. This led to an inverted yield curve,/2/ a unique occurrence whereby bonds with longer maturities have lower yields than bonds with shorter maturities.

__________

1 The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. An investor cannot invest directly in an index.
2 The yield curve is a graphical depiction of the relationship between the yield on bonds of the same credit quality, but different maturities.

On behalf of everyone here at Salomon Brothers Asset Management Inc, we would like to thank you for your continued confidence in the Funds. We look forward to helping you pursue your financial goals in the new century.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman and President

July 31, 2000

MONEY MARKET FUNDS: AN INVESTMENT THAT SEEKS
INCOME, CAPITAL PRESERVATION AND LIQUIDITY

Since the 1970s, millions of investors worldwide have made money market funds a key part of their investment portfolios. While all investments involve some degree of risk, money market funds provide investors with an opportunity to earn current short-term interest rates with a higher degree of liquidity than most other types of funds.

While not insured by the U.S. government, money market funds may be suitable for virtually all investors seeking attractive returns on short-term investments. You can use the money market fund for temporary cash or as part of a balanced long-term investment portfolio.

The Salomon Brothers Investment Series -- New York Municipal Money Market Fund and Salomon Brothers Cash Management Fund may help you achieve your investment goals of income and preservation of capital with liquidity. Interest earned from these funds are usually competitive to those offered for Certificates of Deposit ("CDs"),/3/ but provide easier access to your money. Also, your monthly interest rate is currently higher than that offered by most banks' savings accounts. Of course interest rates are subject to change. For New York investors, the New York Municipal Money Market Fund may offer significant tax advantages as well.

Please note that your investment in either Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, there is no assurance that the Funds will be able to do so and it is possible to lose money by investing in the Funds.

___________
3 A CD is a debt instrument issued by a bank that usually pays an interest rate set by competitive forces in the marketplace. CDs are insured up to $100,000 under the Federal Deposit Insurance Corporation ("FDIC").

[PHOTO]

The Fund Managers

[PHOTO] Charles K. Bardes, Vice President and Co-Portfolio Manager at Salomon Brothers Asset Management Inc, has 13 years of investment industry experience. Mr. Bardes shares responsibility for day-to-day Fund management.

[PHOTO] Thomas A. Croak, Vice President and Co-Portfolio Manager at Salomon Brothers Asset Management Inc, has 16 years of investment industry experience in the municipal securities market. Mr. Croak shares the responsibility for day-to-day Fund management.

SALOMON BROTHERS

New York Municipal
Money Market Fund

PERFORMANCE UPDATE

As of June 30, 2000, the New York Municipal Money Market Fund's seven-day current yield was 4.13% for Class A shares. The Fund's seven-day effective yield -- which reflects compounding -- was 4.17% for Class A shares.

INVESTMENT STRATEGY

The Fund invests primarily in high-quality, short-term "New York municipal securities," which are debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities (or certain other governmental issuers such as Puerto Rico, the Virgin Islands and Guam).

The Fund invests primarily in securities rated in the two highest short-term rating categories, or if unrated, of equivalent quality. The Fund invests in securities having remaining maturities of 397 days or less. The Fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

We select securities primarily by identifying undervalued sectors and individual securities, while also selecting securities that we believe may benefit from changes in market conditions. In selecting individual securities, the managers:

  . Use fundamental credit analysis to estimate the relative value and attractiveness of various opportunities in the New York municipal bond market;
  .  Identify eligible issuers with the most desirable credit quality;
  . Trade between general obligations and revenue bonds and among various revenue bond sectors such as housing, hospital and industrial development, based on their apparent relative values; and
  . Consider a security's maturity in light of the outlook for the issuer and its sector and interest rates.

MUNICIPAL BOND MARKET REVIEW

The new year began on an anti-climactic note as news surrounding liquidity strains due to Y2K computer problems turned out to be no news at all. Both international and domestic financial markets operated without any disruptions and trading activity quickly returned to normal. With Y2K proving to be uneventful, traders and investors shifted their focus to the Federal Reserve Board's ("Fed") task of containing inflation in the face of a vibrant economy and a rising stock market.

Stronger indicators of consumer demand and manufacturing production prompted the Fed to raise short-term interest rates at each of the first three Federal Open Market Committee ("FOMC")/1/ meetings of 2000. By the middle of May, the

___________
1 The FOMC is a policy-making body of the Federal Reserve System, the U.S. central bank, that is responsible for the formulation of policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

federal funds rate/2/ stood at 6.50%. Furthermore, statements released by the Fed after each FOMC meeting pointed to its belief that additional rate hikes would be necessary until there is some sign of moderation in economic activity.

During the first quarter of 2000, many cautious investors sought safe harbor by investing in money market funds. Both bond buyers (who placed coupon interest payments and maturing bond proceeds) and stock investors (who took profits in the stock market) parked an abundance of temporary cash in money market funds. This, in turn, led short-term managers scrambling to find product. As a result, rates on Variable Rate Demand Notes ("VRDNs")/3/ remained relatively low during the first quarter, as money fund managers kept a defensive posture against redemptions by retaining VRDNs, while also keeping their portfolios poised for yield increases in a rising interest-rate environment.

Rates on VRDNs rose in mid-April as cash poured out of money funds, due mostly to a record amount of income tax payments. This forced dealer and remarketing agents to raise yields dramatically in an effort to keep variable rate products in investor hands. Many corporations also became attracted to VRDNs as rates went higher. Average rates on daily puttable VRDNs reached 6% in April, which equates to over 9% taxable equivalent yield.

Please note that your investment is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

OUTLOOK

In our view, rates on VRDNs and short-term notes may begin to fall. Technical factors arising from the "July effect" (a popular bond maturity and coupon interest date, which usually exceeds the available supply of municipal bonds in the marketplace) typically result in lower yields for money market funds for the first couple of weeks of the third quarter.

Our strategy is to continue to invest the Fund's assets in securities that are among the highest quality available to money market funds since credit quality spreads remain narrow. A majority of the Fund's holdings are presently in VRDNs, which has allowed it to successfully perform near the top of its fund type category in the recent rising interest rate environment. However, we may consider extending the portfolio's average days if we begin to sense that the economy is slowing and the Fed may be near the end of its monetary policy tightening cycle. Please note that portfolio holdings are subject to change.

____________
2 The federal funds rate is the interest charged by banks with excess reserves at a Federal Reserve district bank to banks needing overnight loans to meet requirements.
3 VRDNs are floating rate notes whose yields are pegged to short-term interest rates and may be sold back at par to the dealer/remarketing agent.

[PHOTO]

The Fund Manager

[PHOTO] Nancy A. Noyes, Director and Portfolio Manager at Salomon Brothers Asset Management Inc, has 17 years of investment industry experience. Ms. Noyes is primarily responsible for day-to-day Fund management.

SALOMON BROTHERS

Cash Management Fund

PERFORMANCE UPDATE

As of June 30, 2000 the Cash Management Fund's seven-day current yield was 6.04% for Class A shares. The Fund's seven-day effective yield -- which reflects compounding -- was 6.71% for Class A shares.

INVESTMENT STRATEGY

The Fund seeks as high a level of current income as is consistent with liquidity and stability of principal. The Fund invests in high quality, U.S. dollar-denominated short-term debt securities. The Fund may invest in all types of money market instruments including U.S. government securities, short-term debt securities, commercial paper, variable rate demand notes, obligations, mortgage-backed and asset-backed securities and repurchase agreements.

While the Fund invests primarily in securities of U.S. issuers, the Fund may also invest in U.S. dollar-denominated obligations of foreign governmental and corporate issuers. The debt instruments in which the Fund invests may have fixed or variable rates of interest. The Fund normally maintains at least 25% of its assets in bank obligations.

The Fund invests primarily in securities rated in the high short-term rating category, or if unrated, of equivalent quality. The Fund invests in securities having, or are deemed to have, remaining maturities of 397 days or less. The Fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

In selecting investments for the Fund, the manager looks for:

   .  Eligible issuers with the most desirable credit quality;
   . The best relative values based on an analysis of yield, price, interest rate sensitivity and credit quality; and
   .  Maturities consistent with the manager's outlook for interest rates.

Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund, or the Fund could underperform other short-term debt instruments or money market funds if any of the following occurs:

   .  Interest rates rise sharply;
   . An issuer or guarantor of the Fund's securities defaults, or has its credit rating downgraded;
   . The manager's judgement about the relative value or credit quality of a particular security proves to be incorrect; and
   . The value of the Fund's foreign securities goes down because of unfavorable government actions or political instability.

There is no assurance that the Cash Management Fund will be able to maintain a stable net asset value of $1.00 per share. Please note that over time, a money market fund is likely to underperform other bond or stock investment options.

MARKET REVIEW

The big news surrounding liquidity strains due to Y2K computer problems turned out to be no news; financial markets did not experience any disruptions in trading activity. However, the robust economy continued to spell uncertainty for investors as inflationary pressures weighed on the bond market.

Stronger indicators of consumer demand and manufacturing production prompted the Federal Reserve Board ("Fed") to raise interest rates at each of the first three Federal Open Market Committee/1/ ("FOMC") meetings of 2000. The statements made by the Fed after each meeting pointed to its belief that rate hikes may be necessary until there is some sign of moderation in economic activity.

Commercial paper issuers played a game of cat and mouse with investors throughout the first quarter. Issuers would try to issue paper maturing after FOMC meetings, in hopes of locking in attractive borrowing levels before interest rates rose. Investors remained defensive by purchasing paper maturing on or before FOMC meetings, their objective being to capture higher yields each time the Fed raised rates. Issuers were forced to offer premium yields to entice investors into longer maturities, which met with investor skepticism.

The financial markets were surprised in early June when the nonfarm payroll employment number was reported at 231,000,/2/ far lower than forecasted. Fixed income investments rallied dramatically, as market participants concluded that the Fed may have accomplished its objective of slowing down the economy. Investors who had been content to stay relatively neutral in their investment strategies now scrambled to extend their portfolios' maturities.

OUTLOOK

Although higher oil prices, higher import prices and nascent dollar weakness looms, the U.S. economy is clearly decelerating. The FOMC meetings on June 27 and 28, 2000, concluded with no change in interest rates. Many

__________
1 The FOMC is a policy-making body of the Federal Reserve System, the U.S. central bank, that is responsible for the formulation of policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.
2    Source: Bureau of Labor Statistics.

investors, who expected the federal funds rate/3/ to be left unchanged, still anticipate at least one more quarter-point increase in 2000. Our strategy is to continue to invest the Fund's assets in securities that are among the highest quality available to money market portfolios and to selectively lengthen when we think the opportunity represents good relative value.

The Fund holds positions in short-term variable rate demand notes ("VRDNs")/4/ in order to garner incremental yield. As of June 30, 2000, the Fund's holdings consisted of approximately 44% in variable rate demand notes, 32% in commercial paper, and 24% in treasuries and high-quality asset-backed issues. The Fund maintained a 28-day average maturity at the end of June. Portfolio holdings are subject to change.

______________
3 The federal funds rate is the interest rate charged by banks with excess reserves at a Federal Reserve district bank to banks needing overnight loans to meet reserve requirements.
4 VRDNs are floating rate notes whose yields are pegged to short-term interest rates and may be sold back at par to the dealer/remarketing agent.

Schedules of Investments
June 30, 2000 (unaudited)

Salomon Brothers New York Municipal Money Market Fund
--------------------------------------------------------------------------------

                                               Yield to
    Face                                   Maturity on Date Maturity
   Amount             Security               of Purchase+     Date     Value
-------------------------------------------------------------------------------
 MUNICIPAL SECURITIES -- 100.0%

 New York -- 99.9%
 $2,120,000 Albany County, NY Industrial
             Development Agency PUT.....         3.50%        7/3/00 $2,120,000
    400,000 Amherst, NY Industrial
             Development Agency VR......         4.40         7/6/00    400,000
  1,550,000 Auburn, NY Industrial
             Development Agency VR......         5.15         7/5/00  1,550,000
    725,000 Broome County, NY Industrial
             Development Agency VR......         4.40         7/6/00    725,000
    900,000 Cattaraugus County, NY
             Industrial Development
             Agency VR..................         4.50         7/6/00    900,000
  1,235,000 Cattaraugus County, NY
             Industrial Development
             Agency VR..................         4.50         7/6/00  1,235,000
  1,200,000 Chautauqua County, NY
             Industrial Development
             Agency VR..................         5.15         7/5/00  1,200,000
  1,600,000 Chemung County, NY
             Industrial Development
             Agency VR..................         4.40         7/6/00  1,600,000
  3,420,000 Chenango, NY Industrial
             Development Agency VR......         4.50         7/6/00  3,420,000
    350,000 Colonie, NY Housing
             Development Corp. VR.......         4.40         7/6/00    350,000
    620,000 Colonie, NY Industrial
             Development Agency VR......         4.75         7/6/00    620,000
    875,000 Dutchess County, NY
             Industrial Development
             Agency VR..................         4.40         7/6/00    875,000
    380,000 Erie County, NY Industrial
             Development Agency VR......         4.40         7/6/00    380,000
    550,000 Erie County, NY Industrial
             Development Agency VR......         4.40         7/6/00    550,000
  2,015,000 Erie County, NY Industrial
             Development Agency VR......         4.40         7/6/00  2,015,000
  3,000,000 Hempstead, NY Industrial
             Development Agency VR......         4.85         7/5/00  3,000,000
  1,680,000 Islip, NY Industrial
             Development Authority VR...         4.40         7/6/00  1,680,000
  1,500,000 Metropolitan Transit
             Authority, NY PR CP........         7.87         7/3/00  1,522,500
  2,000,000 Metropolitan Transit
             Authority, NY PR...........         4.20       10/16/00  2,000,000
  1,300,000 Monroe County, NY Industrial
             Development Agency PUT.....         4.70         7/6/00  1,300,000
  6,500,000 Monroe County, NY Industrial
             Development Agency VR......         5.05         7/5/00  6,500,000
  2,040,000 Monroe County, NY Industrial
             Development Agency VR......         4.40         7/6/00  2,040,000
  2,240,000 Monroe County, NY Industrial
             Development Agency VR......         4.40         7/6/00  2,240,000
    550,000 Monroe County, NY Industrial
             Development Agency VR......         4.50         7/6/00    550,000
  1,310,000 Monroe County, NY Industrial
             Development Agency VR......         4.50         7/6/00  1,310,000
    705,000 Monroe County, NY Industrial
             Development Agency VR......         4.90         7/6/00    705,000
  2,925,000 Monroe County, NY Industrial
             Development Agency VR......         4.90         7/6/00  2,925,000
    700,000 Monroe County, NY Industrial
             Development Agency VR......         4.90         7/6/00    700,000
    600,000 Nassau County, NY Industrial
             Development Agency VR......         4.40         7/6/00    600,000
  1,835,000 New York City, Health and
             Hospital Corp. VR..........         4.35         7/5/00  1,835,000
    500,000 New York City, NY GO VR.....         4.60         7/3/00    500,000
  4,000,000 New York City, NY Housing
             Development Corp. VR.......         4.45         7/5/00  4,000,000
  1,200,000 New York City, NY Housing
             Development Corp. VR.......         4.65         7/5/00  1,200,000
  2,400,000 New York City, NY Housing
             Development Corp. VR.......         4.65         7/5/00  2,400,000
  1,800,000 New York City, NY Housing
             Development Corp. VR.......         4.70         7/5/00  1,800,000
  3,000,000 New York City, NY Housing
             Development Corp. VR.......         4.70         7/5/00  3,000,000
    200,000 New York City, NY Industrial
             Development Agency VR......         4.50         7/6/00    200,000
    100,000 New York City, NY Industrial
             Development Agency VR......         5.05         7/6/00    100,000
  5,100,000 New York City, NY
             Transitional Finance
             Authority VR...............         4.40         7/5/00  5,100,000
  1,000,000 New York City, NY VR........         4.40         7/5/00  1,000,000
  1,230,000 New York City, NY VR........         4.65         7/5/00  1,230,000
  5,000,000 New York State, Dormitory
             Authority CP...............         4.15       10/13/00  5,000,000
  2,175,000 New York State, Dormitory
             Authority VR...............         4.30         7/5/00  2,175,000
  2,500,000 New York State, Dormitory
             Authority VR...............         4.35         7/6/00  2,500,000
  2,000,000 New York State, Energy
             Research and Development
             Corp. VR...................         4.55         7/3/00  2,000,000
  3,100,000 New York State, Energy
             Research and Development
             Corp. VR...................         4.55         7/3/00  3,100,000
  1,475,000 New York State, Energy
             Research and Development
             Corp. VR...................         4.40         7/5/00  1,475,000
  1,500,000 New York State,
             Environmental Facilities
             Corp. CP...................         4.10        7/10/00  1,500,000
  5,000,000 New York State, Housing
             Finance Agency VR..........         4.45         7/5/00  5,000,000
  1,000,000 New York State, Housing
             Finance Agency VR..........         4.60         7/5/00  1,000,000

                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)

Salomon Brothers New York Municipal Money Market Fund

-------------------------------------------------------------------------------
                                             Yield to
    Face                                 Maturity on Date Maturity
   Amount            Security              of Purchase+     Date      Value
-------------------------------------------------------------------------------
 New York -- 99.9% (continued)
 $1,700,000 New York State, Housing
             Finance Agency VR........         4.70%       7/5/00  $  1,700,000
  3,300,000 New York State, Housing
             Finance Agency VR........         4.70        7/5/00     3,300,000
    150,000 New York State, Job
             Development Authority
             VR.......................         4.55        7/3/00       150,000
    160,000 New York State, Job
             Development Authority
             VR.......................         4.55        7/3/00       160,000
  6,300,000 New York State, Local
             Government Assistance
             Corp. VR.................         4.40        7/5/00     6,300,000
    400,000 Niagara County, NY
             Industrial Development
             Agency VR................         4.70        7/5/00       400,000
  1,000,000 Niagara County, NY
             Industrial Development
             Agency VR................         4.80        7/5/00     1,000,000
    465,000 Niagara County, NY
             Industrial Development
             Agency VR................         4.50        7/6/00       465,000
  4,310,000 Oneida County, NY
             Industrial Development
             Agency VR................         4.50        7/6/00     4,310,000
  5,500,000 Onondaga County, NY
             Industrial Development
             Agency VR................         4.80        7/5/00     5,500,000
  4,700,000 Ontario County, NY
             Industrial Development
             Agency VR................         4.85        7/3/00     4,700,000
  2,680,000 Otsego County, NY
             Industrial Development
             Agency VR................         4.80        7/6/00     2,680,000
  1,610,000 Port Authority of NY and
             NJ CP....................         4.65       7/13/00     1,610,000
  1,300,000 Port Authority of NY and
             NJ VR....................         4.50        7/3/00     1,300,000
    900,000 Rockland County, NY
             Industrial Development
             Agency VR................         4.50        7/6/00       900,000
  4,270,000 Suffolk County, NY
             Industrial Development
             Agency VR................         4.40        7/6/00     4,270,000
  3,800,000 Syracuse, NY Industrial
             Development Agency VR....         5.10        7/5/00     3,800,000
  4,235,000 Ulster County, NY
             Industrial Development
             Agency VR................         4.65        7/5/00     4,235,000
  1,960,000 Warren & Washington
             Counties, NY Industrial
             Development Agency VR....         4.80        7/6/00     1,960,000
    675,000 Wyoming County, NY
             Industrial Development
             Agency VR................         4.40        7/6/00       675,000
  5,010,000 Wyoming County, NY
             Industrial Development
             Agency VR................         4.50        7/6/00     5,010,000
                                                                   ------------
                                                                    145,552,500
                                                                   ------------
 Puerto Rico -- 0.1%
    100,000 Commonwealth of Puerto
             Rico, Public Improvement
             MBIA PR..................         7.30        7/3/00       102,000
                                                                   ------------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $145,654,500*)...                             $145,654,500
                                                                   ============

------
+ Yield to maturity on date of purchase, except in the case of Variable Rate
  Demand Notes (VR) and Put Bonds, whose yields are determined on date of the last interest rate change. For Variable Rate Demand Notes and Put Bonds, ma-turity date shown is the date of next interest rate change.
* Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviations used in this schedule:
  -----------------------------------
  CP-- Commerical Paper.
  MBIA-- Insured as to principal and interest by the MBIA Insurance Corpora-
     tion.
  PR-- Pre-Refunded.
  PUT -- Optional or mandatory put. Maturity date shown is the put date as well as the date of the next interest rate change.

                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)

Salomon Brothers Cash Management Fund

-------------------------------------------------------------------------------
                                               Yield to
   Face                                    Maturity on Date Maturity
  Amount              Security               of Purchase+     Date     Value
-------------------------------------------------------------------------------
 ASSET-BACKED SECURITIES -- 5.8%

 Financial Services -- 5.8%
 $ 660,403 Ford Motor Credit Co.........         6.22%      12/15/00 $  660,403
 1,500,000 SMM Trust....................         6.29        7/15/00  1,500,000
                                                                     ----------
           TOTAL ASSET-BACKED SECURITIES
           (Cost -- $2,160,403).........                              2,160,403
                                                                     ----------

 COMMERCIAL PAPER -- 31.4%

 Auto and Transportation -- 4.0%
 1,500,000 DaimlerChrysler AG...........         6.70        9/21/00  1,478,000
                                                                     ----------

 Consumer Products -- 4.6%
 1,700,000 Associates Corp..............         6.63        7/12/00  1,697,216
                                                                     ----------
 Electric -- 4.0%
 1,500,000 Sharp Electronics Corp. .....         6.63        7/24/00  1,494,225
                                                                     ----------

 Financial Services -- 4.0%
 1,500,000 International Lease Finance..         6.57        7/19/00  1,495,640
                                                                     ----------
 Municipal -- 10.8%
 2,000,000 Emory University, Georgia....         6.22        7/11/00  2,000,000
 1,000,000 Lower Colorado River
            Authority...................         6.28        7/11/00  1,000,000
 1,000,000 Tennessee State School
            Board.......................         6.62         8/3/00  1,000,000
                                                                     ----------
                                                                      4,000,000
                                                                     ----------

 Real Estate -- 4.0%
 1,500,000 Homeside Lending.............         6.58        7/18/00  1,495,907
                                                                     ----------
           TOTAL COMMERCIAL PAPER
           (Cost -- $11,660,988)........                             11,660,988
                                                                     ----------

 FLOATING RATE NOTES -- 44.2%

 California -- 4.9%
 1,000,000 Pasedena, California VR......         6.56         7/4/00  1,000,000
   800,000 Sacramento County, California
            VR..........................         6.71         7/5/00    800,000
                                                                     ----------
                                                                      1,800,000
                                                                     ----------

 Florida -- 2.4%
   195,000 Baptist Health Systems VR
            MBIA........................         6.50         7/5/00    195,000
   710,000 Dade County, Florida
            Expressway Authority VR
            FGIC........................         6.49         7/6/00    710,000
                                                                     ----------
                                                                        905,000
                                                                     ----------

 Illinois -- 4.3%
   295,000 Aurora Kane & Dupage County,
            IL Industrial Development
            Authority VR................         6.61         7/6/00    295,000
   400,000 Chicago, Illinois VR.........         6.54         7/5/00    400,000
   900,000 Illinois Student Assistance
            Commission VR...............         6.66         7/5/00    900,000
                                                                     ----------
                                                                      1,595,000
                                                                     ----------
 Indiana -- 3.5%
 1,300,000 Indiana State Development
            Finance Authority VR........         6.65         7/5/00  1,300,000
                                                                     ----------

                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)

Salomon Brothers Cash Management Fund

-------------------------------------------------------------------------------
                                              Yield to
    Face                                  Maturity on Date Maturity
   Amount             Security              of Purchase+     Date      Value
-------------------------------------------------------------------------------
 Kentucky -- 2.7%
 $1,000,000 Lexington Fayette, Kentucky
             VR........................         6.54%      7/19/00  $ 1,000,000
                                                                    -----------

 Maryland -- 2.0%
    765,000 Maryland Stadium Authority
             VR........................         6.68        7/6/00      765,000
                                                                    -----------
 Massachusetts -- 1.1%
    400,000 Massachusetts Development
             Finance Authority VR......         6.85        7/5/00      400,000
                                                                    -----------

 New Jersey -- 0.6%
    215,000 New Jersey Economic
             Development Authority VR..         6.79        7/3/00      215,000
                                                                    -----------

 New York -- 4.2%
  1,155,000 Clinton County, New York
             Industrial Development
             Agency VR.................         6.68        7/6/00    1,155,000
    400,000 NYS Housing Finance Agency
             New York VR...............         6.50        7/5/00      400,000
                                                                    -----------
                                                                      1,555,000
                                                                    -----------

 North Carolina -- 1.1%
    400,000 Community Health Systems
             VR........................         6.75        7/5/00      400,000
                                                                    -----------

 Pennsylvania -- 3.5%
    390,000 Moon, Pennsylvania
             Industrial Development
             Authority VR..............         6.62        7/6/00      390,000
    925,000 Pennsylvania Economic
             Development Authority VR..         6.78        7/3/00      925,000
                                                                    -----------
                                                                      1,315,000
                                                                    -----------

 Texas -- 4.0%
  1,500,000 Gulf Coast Texas Solid
             Waste Disposal VR.........         6.48        7/5/00    1,500,000
                                                                    -----------

 Washington -- 2.0%
    725,000 District of Columbia
             University VR.............         6.68        7/6/00      725,000
                                                                    -----------

 Miscellaneous -- 7.9%
  1,400,000 Assisted Living Concepts
             Inc. VR...................         6.76        7/6/00    1,400,000
  1,000,000 FE LLC VR..................         6.62        7/6/00    1,000,000
    515,000 Piercing Pagoda Inc. VR....         6.72        7/5/00      515,000
                                                                    -----------
                                                                      2,915,000
                                                                    -----------

            TOTAL FLOATING RATE NOTES..                              16,390,000
                                                                    -----------



 REPURCHASE AGREEMENT -- 18.6%
  6,906,075 J.P. Morgan Securities,
             Inc., 6.400% due 7/3/00;
             Proceeds at maturity --
             $6,906,758; (Fully
             collateralized by U.S.
             Treasury Bonds, 8.375% due
             8/15/08; Market value --
              $7,044,213) (Cost --
              $6,906,075)..............                               6,906,075
                                                                    -----------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $37,117,466*).....                             $37,117,466
                                                                    ===========



------
+ Yield to maturity on date of purchase, except in the case of Variable Rate
  Demand Notes (VR) and Put Bonds, whose yields are determined on date of the last interest rate change. For Variable Rate Demand Notes and Put Bonds, ma-turity date shown is the date of next interest rate change.
* Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviations used in this schedule:
  -----------------------------------

  FGIC -- Insured as to principal and interest by the Financial Guaranty In-surance Corporation.
  MBIA -- Insured as to principal and interest by the MBIA Insurance Corpora-tion.

                       See Notes to Financial Statements.

Statements of Assets and Liabilities
June 30, 2000 (unaudited)

                                                       New York       Cash
                                                      Municipal    Management
                                                     Money Fund       Fund
-------------------------------------------------------------------------------
ASSETS:
 Investments, at amortized cost..................... $145,654,500  $37,117,466
 Cash...............................................    1,291,207           --
 Interest receivable................................      498,439      241,607
 Receivable from manager............................           --        1,187
 Other assets.......................................           --       49,000
                                                     ------------  -----------
 Total Assets.......................................  147,444,146   37,409,260
                                                     ------------  -----------
LIABILITIES:
 Dividends payable..................................      501,104      190,244
 Management fees payable............................       26,228          524
 Administration fees payable........................        6,581          440
 Accrued expenses...................................       92,155       24,844
                                                     ------------  -----------
 Total Liabilities..................................      626,068      216,052
                                                     ------------  -----------
Total Net Assets.................................... $146,818,078  $37,193,208
                                                     ============  ===========
NET ASSETS:
 Par value of shares of capital stock............... $    147,054  $    37,196
 Capital paid in excess of par value................  146,844,675   37,157,842
 Accumulated net realized loss from security
  transactions......................................     (173,651)      (1,830)
                                                     ------------  -----------
Total Net Assets.................................... $146,818,078  $37,193,208
                                                     ============  ===========
Shares Outstanding:
Class A.............................................    5,093,925   14,926,225
                                                     ============  ===========
Class B.............................................       36,289   12,002,296
                                                     ============  ===========
Class 2.............................................       34,184    1,118,317
                                                     ============  ===========
Class O.............................................  141,889,134    9,149,094
                                                     ============  ===========
Net Asset Value:
Class A............................................. $       1.00  $      1.00
                                                     ============  ===========
Class B............................................. $       1.00  $      1.00
                                                     ============  ===========
Class 2............................................. $       1.00  $      1.00
                                                     ============  ===========
Class O............................................. $       1.00  $      1.00
                                                     ============  ===========

                       See Notes to Financial Statements.

Statements of Operations
For the Six Months Ended June 30, 2000 (unaudited)

                                                          New York     Cash
                                                         Municipal  Management
                                                         Money Fund    Fund
-------------------------------------------------------------------------------
INVESTMENT INCOME:
 Interest............................................... $3,169,934 $1,215,055
                                                         ---------- ----------
EXPENSES:
 Management fees (Note 2)...............................    161,745     39,555
 Shareholder and system servicing fees..................     42,656     34,146
 Administration fees (Note 2)...........................     40,436      9,889
 Audit and legal........................................     25,160     15,321
 Shareholder communications.............................     15,990      6,323
 Registration fees......................................     11,162     16,345
 Custody................................................      4,282      2,904
 Directors' fees........................................      1,472      1,290
 Other..................................................     13,594      4,711
                                                         ---------- ----------
 Total Expenses.........................................    316,497    130,484
 Less: Management and administration fee waiver and
  expense reimbursement (Note 2)........................         --    (24,525)
                                                         ---------- ----------
 Net Expenses...........................................    316,497    105,959
                                                         ---------- ----------
Net Investment Income...................................  2,853,437  1,109,096
                                                         ---------- ----------
Net Realized Gain From Security Transactions............         --        357
                                                         ---------- ----------
Increase in Net Assets From Operations.................. $2,853,437 $1,109,453
                                                         ========== ==========

                       See Notes to Financial Statements.

Statements of Changes in Net Assets
For the Six Months Ended June 30, 2000 (unaudited)

                                                       New York       Cash
                                                      Municipal    Management
                                                      Money Fund      Fund
-------------------------------------------------------------------------------
OPERATIONS:
 Net investment income.............................. $  2,853,437  $ 1,109,096
 Net realized gain from security transactions.......           --          357
                                                     ------------  -----------
 Increase in Net Assets From Operations.............    2,853,437    1,109,453
                                                     ------------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income..............................   (2,853,437)  (1,109,096)
                                                     ------------  -----------
 Decrease in Net Assets From Distributions to
  Shareholders......................................   (2,853,437)  (1,109,096)
                                                     ------------  -----------
FUND SHARE TRANSACTIONS (NOTE 5):
 Net proceeds from sale of shares...................   68,527,266   73,793,047
 Net asset value of shares issued for reinvestment
  of dividends......................................    2,726,673      433,963
 Cost of shares reacquired..........................  (99,238,264) (89,178,585)
                                                     ------------  -----------
 Decrease in Net Assets From Fund Share
  Transactions......................................  (27,984,325) (14,951,575)
                                                     ------------  -----------
Decrease in Net Assets..............................  (27,984,325) (14,951,218)
NET ASSETS:
 Beginning of period................................  174,802,403   52,144,426
                                                     ------------  -----------
 End of period...................................... $146,818,078  $37,193,208
                                                     ============  ===========

                       See Notes to Financial Statements.

Statements of Changes in Net Assets
For the Year Ended December 31, 1999

                                                    New York         Cash
                                                    Municipal     Management
                                                   Money Fund        Fund
-------------------------------------------------------------------------------
OPERATIONS:
 Net investment income........................... $   5,102,358  $   2,366,468
 Net realized gain (loss) from security
  transactions...................................            47           (349)
                                                  -------------  -------------
 Increase in Net Assets From Operations..........     5,102,405      2,366,119
                                                  -------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income...........................    (5,102,358)    (2,366,468)
                                                  -------------  -------------
 Decrease in Net Assets From Distributions to
  Shareholders...................................    (5,102,358)    (2,366,468)
                                                  -------------  -------------
FUND SHARE TRANSACTIONS (NOTE 5):
 Net proceeds from sale of shares................   105,246,111    489,787,924
 Net asset value of shares issued for
  reinvestment of dividends......................     5,036,010        637,113
 Cost of shares reacquired.......................  (136,613,603)  (493,253,551)
                                                  -------------  -------------
 Decrease in Net Assets From Fund Share
  Transactions...................................   (26,331,482)    (2,828,514)
                                                  -------------  -------------
Decrease in Net Assets...........................   (26,331,435)    (2,828,863)
NET ASSETS:
 Beginning of year...............................   201,133,838     54,973,289
                                                  -------------  -------------
 End of year..................................... $ 174,802,403  $  52,144,426
                                                  =============  =============

                       See Notes to Financial Statements.

Notes to Financial Statements
(unaudited)

1. Organization and Significant Accounting Policies

The Salomon Brothers Investment Series ("Investment Series") consists of cer-tain portfolios of the Salomon Brothers Series Funds Inc ("Series Fund"), the Salomon Brothers Investors Value Fund Inc. and the Salomon Brothers Capital Fund Inc.

Salomon Brothers New York Municipal Money Market Fund ("New York Municipal Money Fund") and Salomon Brothers Cash Management Fund ("Cash Management Fund"), are separate investment portfolios of the Series Fund, an open-end man-agement investment company, incorporated in Maryland on April 17, 1990. The Se-ries Fund consists of these portfolios and ten other separate investment port-folios: Salomon Brothers Asia Growth Fund, Salomon Brothers International Eq-uity Fund, Salomon Brothers Small Cap Growth Fund, Salomon Brothers Large Cap Growth Fund, Salomon Brothers Balanced Fund, Salomon Brothers High Yield Bond Fund, Salomon Brothers Strategic Bond Fund, Salomon Brothers National Interme-diate Municipal Fund, Salomon Brothers U.S. Government Income Fund and Salomon Brothers Institutional Money Market Fund. The financial statements and finan-cial highlights for the other portfolios are presented in separate shareholder reports.

The Investment Series operates under a multiple class pricing structure, with each portfolio of the Investment Series (individually a "Fund") offering Class A, B, 2 and O shares, each with their own expense structure. Each Fund has a specific investment objective:

 Fund:                           Objective:
 New York Municipal Money Fund.. To seek a high level of current income exempt from Federal income taxes, New York State and
                                 New York City personal income taxes consistent
                                 with liquidity and the stability of principal.
 Cash Management Fund........... To seek as high a level of current income as is consistent with liquidity and the stability
                                 of principal.

The following is a summary of significant accounting policies followed by the Investment Series in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

 (a) Investment Valuation. Portfolio securities are valued using the amortized cost method, which involves initially valuing an investment at its cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method results in a value approximating market value and does not include unrealized gains or losses.

 (b) Repurchase Agreements. When entering into repurchase agreements, it is each Fund's policy that the Fund take possession, through its custodian, of the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

 (c) Federal Income Taxes. Each Fund has complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of its income, including any net realized gains, to shareholders. Therefore, no Federal income tax or excise tax provision is required for such Funds.

 (d) Dividends and Distributions to Shareholders. Dividends from net investment income on the shares of each of the Funds are declared each business day to shareholders of record that day, and are paid on the last business day of the month. Distributions of net realized gains to shareholders of each Fund, if any, are declared at least annually. Dividends and distributions to shareholders of each Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

 (e) Class Accounting. Investment income, common expenses and gain (loss) on investments are allocated to the various classes of a Fund on the basis of daily net assets of each class. Each class currently has the same expense structure.

Notes to Financial Statements
(unaudited) (continued)

 (f) Expenses. Direct expenses are charged to the Fund that incurred them, and general expenses of the Investment Series are allocated to the Funds based on each Fund's relative net assets.

 (g) Other. Investment transactions are recorded as of the trade date. Interest income, including the accretion of discounts or amortization of premiums, is recognized when earned. Gains or losses on sales of securities are calculated for financial accounting and Federal income tax purposes on the identified cost basis. Net investment income and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of each class's net assets to the Fund's total net assets.

2. Management Fee and Other Agreements

Each Fund retains Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Brothers Holding Co., Inc., which, in turn is wholly owned by Salomon Smith Barney Holdings, Inc. ("SSBH"), to act as invest-ment manager of each Fund, subject to the supervision by the Board of Directors of each Fund. SBAM furnishes the Investment Series with office space and cer-tain services and facilities required for conducting the business of the In-vestment Series and pays the compensation of its officers. The management fee for these services for each Fund is payable monthly and is calculated at an an-nual rate of 0.20% of each Fund's average daily net assets. For the six months ended June 30, 2000, SBAM waived a portion of its management fees amounting to $21,946 for the Cash Management Fund.

SBAM also acts as administrator for each of the Funds. SBAM has delegated its responsibilities as administrator to SSB Citi Fund Management LLC ("SSBC"), an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SSBC. Each Fund also pays an administration fee which is payable monthly and is calculated at an annual rate of 0.05% of each Fund's average daily net assets. For the six months ended June 30, 2000, SBAM waived a portion of its adminis-tration fees amounting to $1,392 for the Cash Management Fund.

For the six months ended June 30, 2000, SBAM agreed to reimburse expenses amounting to $1,187 for the Cash Management Fund.

Each Fund has an agreement with CFBDS, Inc. to distribute its shares pursuant to a multiple pricing system. The Funds are not subject to a front-end sales charge or service and distribution plan fees.

Contingent deferred sales charges of $74,088 were paid to Salomon Smith Barney Inc., another subsidiary of SSBH, in connection with redemptions of certain Class B and 2 shares of the Cash Management Fund for the six months ended
June 30, 2000.

3. Portfolio Investment Risks

The New York Municipal Money Fund and Cash Management Fund invest in money market instruments maturing in thirteen months or less whose short-term credit ratings are within the highest rating categories of two nationally recognized statistical rating organizations ("NRSROs") or if rated by only one NRSRO, that NRSRO, or, if not rated, are believed by the investment manager to be of comparable quality. The New York Municipal Money Fund pursues its investment objective by investing at least 80% of its net assets in obligations that are exempt from Federal income taxes and at least 65% of its net assets in obligations that are exempt from personal income taxes of the State and City of New York. Because the New York Municipal Money Fund invests primarily in obligations of the State and City of New York, it is more susceptible to factors adversely affecting issuers of such obligations than a fund that is more diversified.

Notes to Financial Statements
(unaudited) (continued)

4. Tax Information

At December 31, 1999, New York Municipal Money Fund and Cash Management Fund had net capital loss carry-forwards available to offset future capital gains as follows:

                                                            New York     Cash
Year of                                                    Municipal  Management
Expiration                                                 Money Fund    Fund
--------------------------------------------------------------------------------
2000......................................................  $ 94,778    $  396
2001......................................................        --       409
2002......................................................    65,321       415
2004......................................................        --        10
2005......................................................    13,552        42
2006......................................................        --       566
2007......................................................        --       349
                                                            --------    ------
                                                            $173,651    $2,187
                                                            ========    ======

5. Capital Stock

At June 30, 2000, the Series Fund had 10,000,000,000 shares of authorized capi-tal stock, par value $0.001 per share. Transactions in Fund shares for the pe-riods indicated were as follows:

                              Six Months Ended              Year Ended
                               June 30, 2000             December 31, 1999
                          -------------------------  ---------------------------
                            Shares        Amount        Shares        Amount
                          -----------  ------------  ------------  -------------
New York Municipal Money
Fund
Class A
 Shares sold............    1,308,308  $  1,308,308     3,635,035  $   3,635,035
 Shares issued on
  reinvestment..........       94,733        94,733       144,095        144,095
 Shares reacquired......   (2,127,458)   (2,127,458)   (3,332,584)    (3,332,584)
                          -----------  ------------  ------------  -------------
 Net Increase
  (Decrease)............     (724,417) $   (724,417)      446,546  $     446,546
                          ===========  ============  ============  =============
Class B
 Shares sold............       11,504  $     11,504       269,414  $     269,414
 Shares issued on
  reinvestment..........          --            --          4,468          4,468
 Shares reacquired......     (233,766)     (233,766)      (40,331)       (40,331)
                          -----------  ------------  ------------  -------------
 Net Increase
  (Decrease)............     (222,262) $   (222,262)      233,551  $     233,551
                          ===========  ============  ============  =============
Class 2
 Shares sold............        6,000  $      6,000        39,204  $      39,204
 Shares issued on
  reinvestment..........          184           184            42             42
 Shares reacquired......       (5,000)       (5,000)     (159,056)      (159,056)
                          -----------  ------------  ------------  -------------
 Net Increase
  (Decrease)............        1,184  $      1,184      (119,810) $    (119,810)
                          ===========  ============  ============  =============
Class O
 Shares sold............   67,201,454  $ 67,201,454   101,302,458  $ 101,302,458
 Shares issued on
  reinvestment..........    2,631,756     2,631,756     4,887,405      4,887,405
 Shares reacquired......  (96,872,040)  (96,872,040) (133,081,632)  (133,081,632)
                          -----------  ------------  ------------  -------------
 Net Decrease...........  (27,038,830) $(27,038,830)  (26,891,769) $ (26,891,769)
                          ===========  ============  ============  =============

Notes to Financial Statements
(unaudited) (continued)

                             Six Months Ended              Year Ended
                              June 30, 2000             December 31, 1999
                         -------------------------  ---------------------------
                           Shares        Amount        Shares        Amount
                         -----------  ------------  ------------  -------------
Cash Management Fund
Class A
 Shares sold............  45,648,082  $ 45,648,082   405,754,940  $ 405,754,940
 Shares issued on
  reinvestment..........     185,940       185,940       257,814        257,814
 Shares reacquired...... (51,610,766)  (51,610,766) (412,102,761)  (412,102,761)
                         -----------  ------------  ------------  -------------
 Net Decrease...........  (5,776,744) $ (5,776,744)   (6,090,007) $  (6,090,007)
                         ===========  ============  ============  =============
Class B
 Shares sold............   5,822,722  $  5,822,722    25,772,175  $  25,772,175
 Shares issued on
  reinvestment..........     125,849       125,849       184,493        184,493
 Shares reacquired...... (14,423,289)  (14,423,289)  (22,853,280)   (22,853,280)
                         -----------  ------------  ------------  -------------
 Net Increase
  (Decrease)............  (8,474,718) $ (8,474,718)    3,103,388  $   3,103,388
                         ===========  ============  ============  =============
Class 2
 Shares sold............   5,291,489  $  5,291,489    13,158,778  $  13,158,778
 Shares issued on
  reinvestment..........      31,870        31,870        26,636         26,636
 Shares reacquired......  (6,137,566)   (6,137,566)  (13,993,462)   (13,993,462)
                         -----------  ------------  ------------  -------------
 Net Decrease...........    (814,207) $   (814,207)     (808,048) $    (808,048)
                         ===========  ============  ============  =============
Class O
 Shares sold............  17,030,754  $ 17,030,754    45,102,031  $  45,102,031
 Shares issued on
  reinvestment..........      90,304        90,304       168,170        168,170
 Shares reacquired...... (17,006,964)  (17,006,964)  (44,304,048)   (44,304,048)
                         -----------  ------------  ------------  -------------
 Net Increase...........     114,094  $    114,094       966,153  $     966,153
                         ===========  ============  ============  =============

At June 30, 2000, Salomon Brothers Holding Co., Inc., owned approximately 0.09% and 0.17% of total shares outstanding of the New York Municipal Money Fund and Cash Management Fund, respectively.

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

New York Municipal Money Fund

-------------------------------------------------------------------------------
                                           Class A Shares
                               ---------------------------------------------
                               2000(1)     1999     1998     1997    1996(2)
                               ---------------------------------------------
Net Asset Value, Beginning of
 Period......................  $ 1.000    $ 1.000  $ 1.000  $ 1.000  $ 1.000
                               -------    -------  -------  -------  -------
 Net investment income.......    0.018      0.029    0.031    0.034    0.006
 Dividends from net
  investment income..........   (0.018)    (0.029)  (0.031)  (0.034)  (0.006)
                               -------    -------  -------  -------  -------
Net Asset Value, End of
 Period......................  $ 1.000    $ 1.000  $ 1.000  $ 1.000  $ 1.000
                               =======    =======  =======  =======  =======
Total Return(3)..............      1.8%++     2.9%     3.2%     3.5%     0.6%++
Net Assets, End of Period
 (000s)......................   $5,094     $5,810   $5,372   $3,808     $360
Ratios to Average Net Assets:
 Expenses....................     0.39%+     0.41%    0.41%    0.50%    0.38%+
 Net investment income.......     3.56%+     2.85%    3.15%    3.39%    3.56%+
Before applicable waiver of
management fee, expenses
absorbed by SBAM and credits
earned on custodian cash
balances, net investment
income per share and expense
ratios would have been:
 Net investment income per
  share......................       --         --       --       --  $ 0.006
 Expense ratio...............       --         --       --       --     0.39%+

New York Municipal Money Fund
-------------------------------------------------------------------------------
                                           Class B Shares
                               ---------------------------------------------
                               2000(1)     1999     1998     1997    1996(2)
                               ---------------------------------------------
Net Asset Value, Beginning of
 Period......................  $ 1.000    $ 1.000  $ 1.000  $ 1.000  $ 1.000
                               -------    -------  -------  -------  -------
 Net investment income.......    0.018      0.029    0.031    0.034    0.006
 Dividends from net
  investment income..........   (0.018)    (0.029)  (0.031)  (0.034)  (0.006)
                               -------    -------  -------  -------  -------
Net Asset Value, End of
 Period......................  $ 1.000    $ 1.000  $ 1.000  $ 1.000  $ 1.000
                               =======    =======  =======  =======  =======
Total Return(3)..............      1.8%++     2.9%     3.2%     3.5%     0.6%++
Net Assets, End of Period
 (000s)......................      $36       $258      $25      $25      $25
Ratios to Average Net Assets:
 Expenses....................     0.39%+     0.42%    0.42%    0.43%    0.40%+
 Net investment income.......     3.25%+     2.99%    3.21%    3.32%    3.40%+
Before applicable waiver of
management fee, expenses
absorbed by SBAM and credits
earned on custodian cash
balances, net investment
income per share and expense
ratios would have been:
 Net investment income per
  share......................       --         --       --       --  $ 0.006
 Expense ratio...............       --         --       --       --     0.41%+

------
(1) For the six months ended June 30, 2000 (unaudited).
(2) For the period from November 1, 1996 (inception date) to December 31, 1996.
(3) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not re-flected in the calculation of total return.
++ Total return is not annualized, as it may not be representative of the to-tal return for the year.
+   Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

New York Municipal Money Fund
--------------------------------------------------------------------------------

                                         Class 2 Shares
                          --------------------------------------------------
                          2000(1)       1999    1998(2)     1997    1996(3)
                          --------------------------------------------------
Net Asset Value,
 Beginning of Period....  $  1.000    $  1.000  $  1.000  $  1.000  $  1.000
                          --------    --------  --------  --------  --------
 Net investment income..     0.018       0.029     0.031     0.034     0.006
 Dividends from net
  investment income.....    (0.018)     (0.029)   (0.031)   (0.034)   (0.006)
                          --------    --------  --------  --------  --------
Net Asset Value, End of
 Period.................  $  1.000    $  1.000  $  1.000  $  1.000  $  1.000
                          ========    ========  ========  ========  ========
Total Return(4).........       1.8%++      2.9%      3.2%      3.5%      0.6%++
Net Assets, End of
 Period (000s)..........       $34         $33      $153       $25       $25
Ratios to Average Net
 Assets:
 Expenses...............      0.40%+      0.40%     0.34%     0.47%     0.40%+
 Net investment income..      3.63%+      2.78%     3.13%     3.40%     3.40%+
Before applicable waiver
of management fee,
expenses absorbed by
SBAM and credits earned
on custodian cash
balances, net investment
income per share and
expense ratios would
have been:
 Net investment income
  per share.............        --          --        --        --  $  0.006
 Expense ratio..........        --          --        --        --      0.41%+

New York Municipal Money Fund
-----------------------------------------------------------------------------------------
                                             Class O Shares
                          --------------------------------------------------------------
                          2000(1)       1999      1998      1997      1996        1995
                          --------------------------------------------------------------
Net Asset Value,
 Beginning of Period....  $  1.000    $  1.000  $  1.000  $  1.000  $  1.000    $  1.000
                          --------    --------  --------  --------  --------    --------
 Net investment income..     0.018       0.029     0.031     0.034     0.032       0.037
 Dividends from net
  investment income.....    (0.018)     (0.029)   (0.031)   (0.034)   (0.032)     (0.037)
                          --------    --------  --------  --------  --------    --------
Net Asset Value, End of
 Period.................  $  1.000    $  1.000  $  1.000  $  1.000  $  1.000    $  1.000
                          ========    ========  ========  ========  ========    ========
Total Return(4).........       1.8%++      2.9%      3.2%      3.5%      3.3%        3.7%
Net Assets, End of
 Period (000s)..........  $141,654    $168,701  $195,584  $305,419  $273,734    $226,549
Ratios to Average Net
 Assets:
 Expenses...............      0.40%+      0.41%     0.43%     0.47%     0.53%       0.43%
 Net investment income..      3.57%+      2.85%     3.14%     3.39%     3.25%       3.67%
Before applicable waiver
of management fee,
expenses absorbed by
SBAM and credits earned
on custodian cash
balances, net investment
income per share and
expense ratios would
have been:
 Net investment income
  per share.............        --          --        --        --  $  0.032    $  0.037
 Expense ratio..........        --          --        --        --      0.53%       0.45%

------
(1) For the six months ended June 30, 2000 (unaudited).
(2) On September 14, 1998, Class C shares were renamed Class 2 shares.
(3) For the period from November 1, 1996 (inception date) to December 31, 1996.
(4) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not re-flected in the calculation of total return.
++ Total return is not annualized, as it may not be representative of the to-tal return for the year.
+   Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Cash Management Fund

-----------------------------------------------------------------------------------
                                          Class A Shares
                          ------------------------------------------------------
                          2000(1)     1999     1998     1997     1996    1995(2)
                          ------------------------------------------------------
Net Asset Value,
 Beginning of Period....  $ 1.000    $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
                          -------    -------  -------  -------  -------  -------
 Net investment income..    0.028      0.047    0.050    0.051    0.050    0.044
 Dividends from net
  investment income.....   (0.028)    (0.047)  (0.050)  (0.051)  (0.050)  (0.044)
                          -------    -------  -------  -------  -------  -------
Net Asset Value, End of
 Period.................  $ 1.000    $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
                          =======    =======  =======  =======  =======  =======
Total Return(3).........      2.8%++     4.8%     5.2%     5.2%     5.1%     4.5%++
Net Assets, End of
 Period (000s)..........  $14,925    $20,702  $26,793  $18,246  $ 8,175  $ 1,756
Ratios to Average Net
 Assets:
 Expenses...............     0.54%+     0.53%    0.55%    0.55%    0.55%    0.55%+
 Net investment income..     5.72%+     4.65%    5.02%    5.11%    4.95%    5.42%+
Before applicable waiver
of management fee,
expenses absorbed by
SBAM and credits earned
on custodian cash
balances, net investment
income per share and
expense ratios would
have been:
 Net investment income
  per share.............  $ 0.001         --  $ 0.049  $ 0.049  $ 0.047  $ 0.037
 Expense ratio..........     0.67%+       --     0.67%    0.70%    0.82%    1.35%+

Cash Management Fund
----------------------------------------------------------------------------------

                                          Class B Shares
                          ------------------------------------------------------
                          2000(1)     1999     1998     1997     1996    1995(2)
                          ------------------------------------------------------
Net Asset Value,
 Beginning of Period....  $ 1.000    $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
                          -------    -------  -------  -------  -------  -------
 Net investment income..    0.028      0.047    0.050    0.051    0.050    0.043
 Dividends from net
  investment income.....   (0.028)    (0.047)  (0.050)  (0.051)  (0.050)  (0.043)
                          -------    -------  -------  -------  -------  -------
Net Asset Value, End of
 Period.................  $ 1.000    $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
                          =======    =======  =======  =======  =======  =======
Total Return(3).........      2.8%++     4.8%     5.2%     5.2%     5.1%     4.4%++
Net Assets, End of
 Period (000s)..........  $12,001    $20,476  $17,374  $ 4,151  $ 3,920  $ 2,238
Ratios to Average Net
 Assets:
 Expenses...............     0.54%+     0.53%    0.55%    0.55%    0.55%    0.55%+
 Net investment income..     5.64%+     4.72%    4.95%    5.10%    4.95%    5.38%+
Before applicable waiver
of management fee,
expenses absorbed by
SBAM and credits earned
on custodian cash
balances, net investment
income per share and
expense ratios would
have been:
 Net investment income
  per share.............  $ 0.001         --  $ 0.049  $ 0.049  $ 0.047  $ 0.037
 Expense ratio..........     0.67%+       --     0.67%    0.70%    0.82%    1.34%+

------
(1) For the six months ended June 30, 2000 (unaudited).
(2) For the period ended January 3, 1995 (inception date) to December 31, 1995.
(3) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not re-flected in the calculation of total return.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Cash Management Fund

-----------------------------------------------------------------------------------
                                      Class 2 Shares
                          ------------------------------------------------------
                          2000(1)     1999    1998(2)   1997     1996    1995(3)
                          ------------------------------------------------------
Net Asset Value,
 Beginning of Period....  $ 1.000    $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
                          -------    -------  -------  -------  -------  -------
 Net investment income..    0.028      0.047    0.050    0.051    0.050    0.043
 Dividends from net
  investment income.....   (0.028)    (0.047)  (0.050)  (0.051)  (0.050)  (0.043)
                          -------    -------  -------  -------  -------  -------
Net Asset Value, End of
 Period.................  $ 1.000    $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
                          =======    =======  =======  =======  =======  =======
Total Return(4).........      2.8%++     4.8%     5.2%     5.2%     5.1%     4.4%++
Net Assets, End of
 Period (000s)..........  $ 1,118    $ 1,932  $ 2,741  $ 1,806  $   435  $   183
Ratios to Average Net
 Assets:
 Expenses...............     0.54%+     0.53%    0.55%    0.55%    0.55%    0.55%+
 Net investment income..     5.66%+     4.67%    4.98%    5.16%    4.95%    5.40%+
Before applicable waiver
of management fee,
expenses absorbed by
SBAM and credits earned
on custodian cash
balances, net investment
income per share and
expense ratios would
have been:
 Net investment income
  per share.............  $ 0.001         --  $ 0.049  $ 0.049  $ 0.047  $ 0.036
 Expense ratio..........     0.67%+       --     0.67%    0.70%    0.82%    1.34%+

Cash Management Fund
-----------------------------------------------------------------------------------
                                      Class O Shares
                          ------------------------------------------------------
                          2000(1)     1999     1998     1997     1996     1995
                          ------------------------------------------------------
Net Asset Value,
 Beginning of Period....  $ 1.000    $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
                          -------    -------  -------  -------  -------  -------
 Net investment income..    0.028      0.047    0.050    0.051    0.050    0.055
 Dividends from net
  investment income.....   (0.028)    (0.047)  (0.050)  (0.051)  (0.050)  (0.055)
                          -------    -------  -------  -------  -------  -------
Net Asset Value, End of
 Period.................  $ 1.000    $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
                          =======    =======  =======  =======  =======  =======
Total Return(4).........      2.8%++     4.8%     5.2%     5.2%     5.1%     5.6%
Net Assets, End of
 Period (000s)..........  $ 9,149    $ 9,034  $ 8,066  $19,872  $14,225  $ 6,684
Ratios to Average Net
 Assets:
 Expenses...............     0.54%+     0.53%    0.55%    0.55%    0.55%    0.55%
 Net investment income..     5.68%+     4.67%    5.08%    5.10%    4.95%    5.46%
Before applicable waiver
of management fee,
expenses absorbed by
SBAM and credits earned
on custodian cash
balances, net investment
income per share and
expense ratios would
have been:
 Net investment income
  per share.............  $ 0.001         --  $ 0.049  $ 0.049  $ 0.047  $ 0.047
 Expense ratio..........     0.67%+       --     0.67%    0.70%    0.82%    1.34%

------
(1) For the six months ended June 30, 2000 (unaudited).
(2) On September 14, 1998, Class C shares were renamed Class 2 shares.
(3) For the period ended January 3, 1995 (inception date) to December 31, 1995.
(4) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not re-flected in the calculation of total return.
++ Total return is not annualized, as it may not be representative of the to-tal return for the year.
+   Annualized.

Salomon Brothers Investment Series

Investment Manager
     Salomon Brothers Asset Management Inc
     7 World Trade Center
     New York, New York 10048
Custodian
     PFPC Trust Company
     200 Stevens Drive
     Suite 440
     Lester, Pennsylvania 19113
Dividend Disbursing and Transfer Agent
     PFPC Global Fund Services
     53 State Street
     Boston, Massachusetts 02109-2873
Legal Counsel
     Simpson Thacher & Bartlett
     425 Lexington Avenue
     New York, New York 10017
Independent Accountants
     PricewaterhouseCoopers LLP
     1177 Avenue of the Americas
     New York, New York 10036

Directors
Charles F. Barber
     Consultant; formerly Chairman; ASARCO Inc.
Carol L. Colman
     Consultant, Colman Consulting
Daniel P. Cronin
     Vice President-General Counsel, Pfizer International Inc.
Heath B. Mclendon
     Chairman and President, Managing Director,
     Salomon Smith Barney Inc.; President and Director,
     SSB Citi Fund Management LLC and Travelers
     Investment Adviser, Inc.

Officers
Heath B. Mclendon
     Chairman and President
Lewis E. Daidone
     Executive Vice President
     and Treasurer
Robert E. Amodeo
     Executive Vice President
James E. Craige
     Executive Vice President
Thomas K. Flanagan
     Executive Vice President
Roger Lavan
     Executive Vice President
Ross S. Margolies
     Executive Vice President
Maureen O'callaghan
     Executive Vice President
David J. Scott
     Executive Vice President
Beth A. Semmel
     Executive Vice President
Peter J. Wilby
     Executive Vice President
George J. Williamson
     Executive Vice President
Charles K. Bardes
     Vice President
Thomas A. Croak
     Vice President
Nancy A. Noyes
     Vice President
Anthony Pace
     Controller
Christina T. Sydor
     Secretary

                       ----------------------
                             Salomon Brothers
                             ---------------------
                                  Asset Management

              Seven World Trade Center . New York, New York 10048

SALOMON        BROTHERS        INSTITUTIONAL       MONEY       MARKET       FUND

July 28, 2000

Dear Shareholder:

We are pleased to present the semi-annual report for the Salomon Brothers Institutional Money Market Fund ('Fund') for the period ended June 30, 2000. Included are market commentary, financial statements and other important Fund information. We hope you find this report to be useful and informative.

MARKET REVIEW & PERFORMANCE

The Fund returned 3.0% (net of fees) for the six months ended June 30, 2000, outperforming the Lipper Inc. ('Lipper') peer group of institutional money market funds, which returned 2.88% over the same period.(1) (Lipper is a major fund-tracking organization.) As of June 30, 2000, the Fund's 7-day yield was 6.50%. The Fund's 7-day effective yield, which reflects compounding, was 6.71%.

Please note that an investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The big news surrounding liquidity strains due to Y2K computer problems turned out to be no news; financial markets did not experience any disruptions in trading activity. However, the steamy economy continued to spell uncertainty for investors as inflationary pressures weighed on the bond market.

Stronger indicators of consumer demand and manufacturing production prompted the Federal Reserve Board ('Fed') to raise rates at each of the first three Federal Open Market Committee ('FOMC')(2) meetings of 2000. The statements made by the Fed after each meeting pointed to their belief that rate hikes would be necessary until there is some sign of moderation in economic activity.

Commercial paper issuers played a game of cat and mouse with investors throughout the first quarter of 2000. Issuers would try to issue paper maturing after FOMC meetings, in hopes of locking in attractive borrowing levels before interest rates rose. Investors remained defensive by purchasing paper maturing on or before FOMC meetings, their objective being to capture higher yields each time the Fed raised rates. Issuers were forced to offer premium yields to entice investors into longer maturities, which met with investor skepticism.

The financial markets were surprised in early June when the nonfarm payroll employment number was reported at 231,000,(3) far lower than forecasted. Bonds rallied dramatically, as many investors concluded that the Fed may have accomplished their objective of slowing down the growth of the economy. Investors who had been content to stay relatively neutral in their investment strategies now scrambled to extend their portfolios' maturities.

---------
1 Lipper is a nationally recognized organization that reports on mutual fund total return performance and calculates fund rankings based on total returns. Total returns are calculated based on changes in net asset value which includes the reinvestment of dividends and capital gains.

2 The FOMC is the committee that sets interest rate and credit policies for the Federal Reserve System, the United States central bank.

3 Source: Bureau of Labor Statistics

SALOMON        BROTHERS        INSTITUTIONAL       MONEY       MARKET       FUND

MARKET OUTLOOK

Although higher oil prices, higher import prices and nascent dollar weakness looms, the U.S. economy is decelerating. The FOMC meetings on June 27 and 28, 2000, concluded with no change in interest rates. Many investors, who expected the federal funds rate(4) to be left unchanged, still anticipate at least one more quarter-point increase this year.

Our strategy is to continue to invest the Fund's assets in securities that are among the highest quality available to money market portfolios and to selectively lengthen when the opportunity represents relative value. The Fund holds positions in short-term variable rate demand notes in order to garner incremental yield. As of June 30, 2000, the Fund's holdings consisted of approximately 59% in variable rate demand notes, 31% in commercial paper, 6% in certificates of deposit, and 4% in treasuries and high-quality asset-backed issues. The Fund maintained a 28-day average maturity at the end of June. Portfolio holdings are subject to change.

Thank you for your investment in the Salomon Brothers Institutional Money Market Fund. We look forward to serving you in the years ahead.

Sincerely,

HEATH B. MCLENDON

Heath B. McLendon
Chairman

---------
4 The federal funds rate is the interest rate charged by banks with excess reserves at a Federal Reserve district bank to banks needing overnight loans to meet reserve requirements.

SALOMON        BROTHERS        INSTITUTIONAL       MONEY       MARKET       FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited)
June 30, 2000

                                                                        YIELD TO
                                                                       MATURITY ON
   FACE                                                                  DATE OF     MATURITY
  AMOUNT                           DESCRIPTION                          PURCHASE*      DATE        VALUE
------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 3.5%
FINANCIAL SERVICES -- 3.5%
$4,637,000   SMM Trust...............................................      6.40%     7/15/00    $  4,637,000
                                                                                                ------------
             TOTAL ASSET-BACKED SECURITIES (Cost  --  $4,637,000)....                              4,637,000
                                                                                                ------------
CERTIFICATES OF DEPOSIT  --  6.1%
BANKING & FINANCIAL SERVICES  --  6.1%
 2,000,000   Commerzbank AG..........................................      7.37      5/21/01       2,001,205
 3,000,000   Societe Generale........................................      6.15       7/6/00       2,999,984
 3,000,000   Westdeutsche Landesbank.................................      6.98     11/22/00       3,000,000
                                                                                                ------------
             TOTAL CERTIFICATES OF DEPOSIT (Cost  --  $8,001,189)....                              8,001,189
                                                                                                ------------
COMMERCIAL PAPER  --  30.7%
AUTO & TRANSPORTATION  --  6.7%
 1,233,000   American Honda Finance Corp.............................      6.69       9/6/00       1,218,351
 3,200,000   Atlanta, Georgia Airport................................      6.58      10/3/00       3,191,274
 4,405,000   BMW U.S. Capital Corp...................................      6.78      8/30/00       4,357,663
                                                                                                ------------
                                                                                                   8,767,288
                                                                                                ------------
FINANCIAL SERVICES  --  6.0%
 1,000,000   Houston Industrial Finance..............................      7.07      7/12/00         998,238
 3,300,000   KFW International Finance...............................      6.63      8/22/00       3,269,933
 3,737,000   Paccar Financial Corp...................................      6.68      9/18/00       3,684,486
                                                                                                ------------
                                                                                                   7,952,657
                                                                                                ------------
MUNICIPAL  --  9.1%
 4,000,000   Emory University, Georgia...............................      6.22      7/11/00       4,000,000
 2,000,000   Lower Colorado River Authority..........................      6.28      7/11/00       2,000,000
 5,000,000   New York City, New York GO..............................      6.51      8/10/00       5,000,000
 1,000,000   Tennessee State School Board............................      6.25       8/3/00       1,000,000
                                                                                                ------------
                                                                                                  12,000,000
                                                                                                ------------
PUBLISHING  --  5.1%
 6,700,000   The New York Times Co...................................      6.57       7/6/00       6,696,371
                                                                                                ------------
REAL ESTATE  --  3.8%
 5,000,000   Homeside Lending, Inc...................................      6.64       8/2/00       4,972,500
                                                                                                ------------
             TOTAL COMMERCIAL PAPER (Cost  --  $40,388,816)..........                             40,388,816
                                                                                                ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON        BROTHERS        INSTITUTIONAL       MONEY       MARKET       FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited) (continued)
June 30, 2000

                                                                        YIELD TO
                                                                       MATURITY ON
   FACE                                                                  DATE OF     MATURITY
  AMOUNT                           DESCRIPTION                          PURCHASE*      DATE        VALUE
------------------------------------------------------------------------------------------------------------
FLOATING RATE NOTES -- 59.3%
CALIFORNIA  --  6.6%
$3,725,000   California PCR Authority Environmental VR...............      6.54%      7/5/00    $  3,725,000
 5,000,000   Sacramento County, California VR........................      6.69       7/5/00       5,000,000
                                                                                                ------------
                                                                                                   8,725,000
                                                                                                ------------
FLORIDA  --  5.9%
 2,985,000   Baptist Health Systems of South Florida VR MBIA.........      6.49       7/5/00       2,985,000
 1,100,000   Baptist Health Systems of South Florida VR MBIA.........      6.51       7/5/00       1,100,000
 3,700,000   Dade County, Florida Expressway Authority VR FGIC.......      6.49       7/6/00       3,700,000
                                                                                                ------------
                                                                                                   7,785,000
                                                                                                ------------
ILLINOIS  --  12.9%
 3,010,000   Barton Healthcare VR....................................      6.59       7/5/00       3,010,000
 5,000,000   Edwards Hospital Group VR...............................      6.66       7/5/00       5,000,000
 2,000,000   Illinois Student Assistant Commission VR................      6.66       7/5/00       2,000,000
 2,000,000   Illinois Student Assistant Commission VR................      6.68       7/5/00       2,000,000
 4,950,000   North Kite Rubloff VR...................................      6.71       7/6/00       4,950,000
                                                                                                ------------
                                                                                                  16,960,000
                                                                                                ------------
INDIANA  --  3.8%
 5,000,000   Indiana State Finance Authority VR......................      6.66       7/5/00       5,000,000
                                                                                                ------------
KENTUCKY  --  1.1%
 1,500,000   Lexington-Fayette, Kentucky Urban County Airport VR.....      6.56       7/5/00       1,500,000
                                                                                                ------------
MINNESOTA  --  4.7%
 4,900,000   Catholic Health Initiatives VR..........................      6.59       7/5/00       4,900,000
 1,200,000   Fairview Hospital & Healthcare VR.......................      6.74       7/6/00       1,200,000
                                                                                                ------------
                                                                                                   6,100,000
                                                                                                ------------
NEW YORK  --  15.0%
   500,000   Clinton County, New York Industrial Development Agency
              VR.....................................................      6.64       7/6/00         500,000
 2,465,000   Clinton County, New York Industrial Development Agency
              VR.....................................................      6.68       7/6/00       2,465,000
 1,800,000   Clinton County, New York Industrial Development Agency
              VR.....................................................      6.69       7/6/00       1,800,000
 5,100,000   New York City, New York Housing Development Corp. VR....      6.50       7/5/00       5,100,000
 5,500,000   New York State, Housing Finance Agency Talleyrand VR....      6.58       7/5/00       5,500,000
 2,000,000   New York State, Housing Finance Agency Talleyrand VR....      6.59       7/5/00       2,000,000
 2,400,000   New York State, Housing Finance Agency VR...............      6.59       7/5/00       2,400,000
                                                                                                ------------
                                                                                                  19,765,000
                                                                                                ------------
NORTH CAROLINA  --  1.1%
 1,465,000   Community Health Systems VR.............................      6.74       7/5/00       1,465,000
                                                                                                ------------
PENNSYLVANIA  --  2.1%
 1,055,000   Moon, Pennsylvania Industrial Development Authority
              VR.....................................................      6.62       7/6/00       1,055,000
 1,700,000   Union County, Pennsylvania Hospital Authority VR........      6.68       7/3/00       1,700,000
                                                                                                ------------
                                                                                                   2,755,000
                                                                                                ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON        BROTHERS        INSTITUTIONAL       MONEY       MARKET       FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited) (continued)
June 30, 2000

                                                                        YIELD TO
                                                                       MATURITY ON
   FACE                                                                  DATE OF     MATURITY
  AMOUNT                           DESCRIPTION                          PURCHASE*      DATE        VALUE
------------------------------------------------------------------------------------------------------------
SOUTH CAROLINA -- 1.1%
$1,400,000   Edgefield County, South Carolina Industrial Development
              Agency VR..............................................      6.69%      7/6/00    $  1,400,000
                                                                                                ------------
TEXAS  --  2.7%
 3,000,000   Gulf Coast Texas VR.....................................      6.50       7/5/00       3,000,000
   500,000   Texas State VR..........................................      6.48       7/5/00         500,000
                                                                                                ------------
                                                                                                   3,500,000
                                                                                                ------------
MISCELLANEOUS  --  2.3%
   230,000   Assisted Living Concepts, Inc. VR.......................      6.66       7/6/00         230,000
 1,000,000   FE LLC VR...............................................      6.62       7/6/00       1,000,000
 1,805,000   Piercing Pagoda, Inc. VR................................      6.81       7/5/00       1,805,000
                                                                                                ------------
                                                                                                   3,035,000
                                                                                                ------------
             TOTAL FLOATING RATE NOTES (Cost  --  $77,990,000).......                             77,990,000
                                                                                                ------------
REPURCHASE AGREEMENT  --  0.4%
   496,141   J.P. Morgan Securities, Inc., 6.400% due 7/3/00;
              Proceeds at maturity  --  $496,406; (Fully
              collateralized by U.S. Treasury Bonds, 8.375% due
              8/15/08; Market value  --  $506,062)
              (Cost  --  $496,141)...................................                                496,141
                                                                                                ------------

             TOTAL INVESTMENTS  --  100% (Cost  --  $131,513,146**)..                           $131,513,146
                                                                                                ------------
                                                                                                ------------

---------
  * Yield to maturity on date of purchase, except in the case of Variable Rate Demand Notes ('VR'), whose yields are determined on date of last interest rate change. For Variable Rate Demand Notes, maturity date shown is the date of next interest rate change.

 ** Aggregate cost for Federal income tax purposes is substantially the same.

    Abbreviations used in this schedule:
    -----------------------------------
    FGIC    --   Insured as to principal and interest by the Financial Guaranty
                 Insurance Corporation.

    GO      --   General Obligation.

    MBIA    --   Insured as to principal and interest by the MBIA Insurance
                 Corporation.

    PCR     --   Pollution Control Revenue.

                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON        BROTHERS        INSTITUTIONAL       MONEY       MARKET       FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (unaudited)
June 30, 2000


ASSETS:
   Investments, at amortized cost...........................  $131,513,146
   Interest receivable......................................       804,760
                                                              ------------
   TOTAL ASSETS.............................................   132,317,906
                                                              ------------
LIABILITIES:
   Dividends payable........................................       757,370
   Management fees payable..................................         6,471
   Administration fees payable..............................         5,832
   Accrued expenses.........................................        46,820
                                                              ------------
   TOTAL LIABILITIES........................................       816,493
                                                              ------------
TOTAL NET ASSETS............................................  $131,501,413
                                                              ------------
                                                              ------------
NET ASSETS:
   Par value of capital shares..............................  $    131,503
   Capital paid in excess of par value......................   131,371,063
   Undistributed net investment income......................           881
   Accumulated net realized loss on investments.............        (2,034)
                                                              ------------
TOTAL NET ASSETS (equivalent to $1.00 per share on
   131,502,566 shares of $0.001 par value capital stock
   outstanding).............................................  $131,501,413
                                                              ------------
                                                              ------------


STATEMENT OF OPERATIONS (unaudited)
For the Six Months Ended June 30, 2000

INVESTMENT INCOME:
   Interest...........................................................   $  3,826,373
                                                                         ------------
EXPENSES:
   Management fees (Note 2)...........................................        123,129
   Administration fees (Note 2).......................................         30,782
   Audit and legal....................................................         20,856
   Shareholder communications.........................................         12,037
   Registration and filing fees.......................................         10,299
   Custody............................................................          7,480
   Shareholder and system servicing fees..............................          4,935
   Directors' fees....................................................          2,151
   Other..............................................................          5,988
                                                                         ------------
   TOTAL EXPENSES.....................................................        217,657
   Less: Management fee waiver (Note 2)...............................       (106,981)
                                                                         ------------
   NET EXPENSES.......................................................        110,676
                                                                         ------------
NET INVESTMENT INCOME.................................................      3,715,697
NET REALIZED GAIN FROM SECURITY TRANSACTIONS..........................             --
                                                                         ------------
INCREASE IN NET ASSETS FROM OPERATIONS................................   $  3,715,697
                                                                         ------------
                                                                         ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON        BROTHERS        INSTITUTIONAL       MONEY       MARKET       FUND
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

For the Six Months Ended June 30, 2000 (unaudited) and the Year Ended December 31, 1999

                                                                  2000           1999
-----------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income....................................  $  3,715,697   $  6,336,004
   Net realized gain from security transactions.............            --            663
                                                              ------------   ------------
   INCREASE IN NET ASSETS FROM OPERATIONS...................     3,715,697      6,336,667
                                                              ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income....................................    (3,715,697)    (6,336,004)
                                                              ------------   ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................    (3,715,697)    (6,336,004)
                                                              ------------   ------------
FUND SHARE TRANSACTIONS (NOTE 3):
   Net proceeds from sale of shares.........................    50,919,503     44,681,156
   Net asset value of shares issued for reinvestment of
    dividends...............................................     2,518,914      4,291,711
   Cost of shares reacquired................................   (41,167,979)   (68,683,659)
                                                              ------------   ------------
   INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
    TRANSACTIONS............................................    12,270,438    (19,710,792)
                                                              ------------   ------------
INCREASE (DECREASE) IN NET ASSETS...........................    12,270,438    (19,710,129)
NET ASSETS:
   Beginning of period......................................   119,230,975    138,941,104
                                                              ------------   ------------
   END OF PERIOD............................................  $131,501,413   $119,230,975
                                                              ------------   ------------
                                                              ------------   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON        BROTHERS        INSTITUTIONAL       MONEY       MARKET       FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Salomon Brothers Series Funds Inc ('Company') was incorporated in Maryland on April 17, 1990 as an open-end management investment company, and currently operates as a series company comprised of eleven portfolios. Only information with respect to Salomon Brothers Institutional Money Market Fund ('Fund') is included in this report. The other portfolios of the Company are reported in separate shareholder reports. The Fund's objective is to seek as high a level of current income as is consistent with liquidity and the stability of principal.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ('GAAP'). The preparation of financial statements in accordance with GAAP requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

(a) SECURITIES VALUATION. Portfolio securities are valued using the amortized cost method, which involves initially valuing an investment at its cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method results in a value approximating market value and does not include recognition of any unrealized gains or losses.

(b) FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its income, including any net realized gains, to shareholders. Therefore, no Federal income tax or excise tax provision is required.

(c) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends on the shares of the Fund are declared each business day to shareholders of record at twelve noon (New York time) on that day, and paid on the last business day of the month. Distributions of net realized gains to shareholders, if any, are declared annually and recorded on the ex-dividend date. Dividends and distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) EXPENSES. Direct expenses are charged to the Fund, and general expenses of the Company are allocated to the Fund based on relative average net assets for the period in which the expense was incurred.

(e) OTHER. Investment transactions are recorded as of the trade date. Interest income, including the accretion of discounts or the amortization of premiums, is recognized when earned. Gains or losses on sales of securities are calculated on the identified cost basis.

SALOMON        BROTHERS        INSTITUTIONAL       MONEY       MARKET       FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

NOTE 2. MANAGEMENT FEE AND OTHER AGREEMENTS

The Company retains Salomon Brothers Asset Management Inc ('SBAM'), a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. ('SSBH'), to act as investment manager of the Fund, subject to the supervision by the Board of Directors of the Company. The management fee to SBAM is based on an annual rate of 0.20% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

Under a voluntary agreement between SBAM and the Fund, SBAM has agreed to reduce or otherwise limit the expenses of the Fund (exclusive of taxes, interest, and extraordinary expenses such as litigation and indemnification expenses), on an annualized basis to 0.18% of the Fund's average daily net assets. For the six months ended June 30, 2000, SBAM voluntarily waived a portion of its management fees amounting to $106,981.

SSB Citi Fund Management LLC ('SSBC'), an affiliate of SBAM, acts as administrator for the Fund. The administration fee to SSBC is based on an annual rate of 0.05% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

The Fund has an agreement with CFBDS, Inc. to distribute its shares.

NOTE 3. CAPITAL STOCK

At June 30, 2000, the Company had 10,000,000,000 shares of authorized capital stock, par value $0.001 per share.

Because the Fund has maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued in reinvestment of dividends declared, and shares repurchased, are equal to the dollar amount shown in the Statement of Changes in Net Assets for the corresponding capital share transactions.

NOTE 4. PORTFOLIO ACTIVITY

The Fund invests in money market instruments maturing in thirteen months or less whose credit ratings are within the two highest ratings categories of two nationally recognized statistical rating organizations ('NRSROs') or, if rated by only one NRSRO, that NRSRO, or, if not rated, are believed by the investment manager to be of comparable quality.

At December 31, 1999, the Fund had net capital loss carry-forwards available to offset future capital gains of $2,034, of which $286 expires on December 31, 2005, and $1,748 expires on December 31, 2006.

SALOMON        BROTHERS        INSTITUTIONAL       MONEY       MARKET       FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31, EXCEPT WHERE NOTED:

                                               2000(1)      1999       1998       1997     1996(2)      1995
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period.........   $ 1.000    $ 1.000    $ 1.000     $1.000    $ 1.000    $ 1.000
                                               --------   --------   --------   --------   --------   --------
Net investment income........................     0.030      0.051      0.054      0.055      0.050      0.049
Dividends from net investment income.........    (0.030)    (0.051)    (0.054)    (0.055)    (0.050)    (0.049)
                                               --------   --------   --------   --------   --------   --------
Net asset value, end of period...............   $ 1.000    $ 1.000    $ 1.000     $1.000    $ 1.000    $ 1.000
                                               --------   --------   --------   --------   --------   --------
                                               --------   --------   --------   --------   --------   --------
Net assets, end of period (thousands)........  $131,501   $119,231   $138,941   $133,012   $159,651    $11,425
Total return.................................      3.0%'DD'   5.2%       5.6%       5.6%       5.1%       5.0%

Ratios to average net assets:
   Expenses..................................     0.18%'D'   0.17%      0.18%      0.18%      0.20%      0.65%
   Net investment income.....................     6.11%'D'   5.04%      5.45%      5.48%      5.29%      4.89%
Before waiver of management and adminstration
 fees and expenses absorbed by Salomon
 Brothers Asset Management Inc, net
 investment income per share and expense
 ratio would have been:
   Net investment income per share...........  $  0.002   $  0.048   $  0.053   $  0.052   $  0.048   $  0.049
   Expense ratio(3)..........................      0.36%      0.37%      0.37%      0.41%      0.46%      0.70%

---------
(1)  For the six months ended June 30, 2000 (unaudited).
(2)  The Fund changed its name and objective on April 29, 1996.
(3) The ratio of expenses to average net assets will not exceed 0.18%, as a result of a voluntary expense limitation which went into effect in 1997.
'DD' Total return is not annualized, as it may not be representative of the total return for the year.
 'D' Annualized.

SALOMON        BROTHERS        INSTITUTIONAL       MONEY       MARKET       FUND
--------------------------------------------------------------------------------
DIRECTORS

CHARLES F. BARBER
    Consultant; formerly Chairman,
    ASARCO Incorporated

CAROL L. COLMAN
    Consultant, Colman Consulting

DANIEL P. CRONIN
    Vice President -- General Counsel,
    Pfizer International Inc.

HEATH B. MCLENDON
    Chairman and President,
    Managing Director, Salomon Smith Barney Inc.; President and Director, SSB Citi Fund Management LLC and Travelers Investment Adviser, Inc.

OFFICERS

HEATH B. MCLENDON
    Chairman and President

LEWIS E. DAIDONE
    Executive Vice President and Treasurer

PETER J. WILBY
    Executive Vice President

NANCY A. NOYES
    Vice President

IRVING P. DAVID
    Controller

CHRISTINA T. SYDOR
    Secretary

--------------------------------------------------------------------------------

SALOMON        BROTHERS        INSTITUTIONAL       MONEY       MARKET       FUND
--------------------------------------------------------------------------------
SALOMON BROTHERS INSTITUTIONAL MONEY MARKET FUND

    7 World Trade Center
    New York, New York 10048
    1-800-347-6028

INVESTMENT MANAGER
    Salomon Brothers Asset Management Inc
    7 World Trade Center
    New York, New York 10048

DISTRIBUTOR
    CFBDS, Inc.
    21 Milk Street
    Boston, Massachusetts 02109-5408

CUSTODIAN
    PFPC Trust Company
    8800 Tinicum Blvd.
    Third Floor, Suite 200
    Philadelphia, Pennsylvania 19153

DIVIDEND DISBURSING AND TRANSFER AGENT
    PFPC Global Fund Services
    P.O. Box 9699
    Providence, Rhode Island 02940-9699

LEGAL COUNSEL
    Simpson Thacher & Bartlett
    425 Lexington Avenue
    New York, New York 10017

INDEPENDENT ACCOUNTANTS
    PricewaterhouseCoopers LLP
    1177 Avenue of the Americas
    New York, New York 10036
----------------------------------------
THE SALOMON BROTHERS INSTITUTIONAL INVESTMENT SERIES*

SALOMON BROTHERS INSTITUTIONAL
HIGH YIELD BOND FUND

The High Yield Bond Fund's investment objective is to maximize total return. The Fund seeks to achieve its objective by investing primarily in a portfolio of high yield fixed-income securities that offer a yield above that generally available on debt securities in the four highest rating categories of the recognized rating services and which generally entail increased credit and market risks.

SALOMON BROTHERS INSTITUTIONAL
EMERGING MARKETS DEBT FUND

The Emerging Market Debt Fund's objective is to maximize total return. The Fund seeks to achieve its objective by investing at least 65% of its total assets in debt securities of government, government-related and corporate issuers in emerging market countries.

--------------------------------------------------------------------------------
* For more complete information about Salomon Brothers Institutional Investment Series, you may obtain a Prospectus by calling 1-800-347-6028.

  This report is submitted for the general information of the shareholders of Salomon Brothers Institutional Money Market Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

                     (This page intentionally left blank.)

                     (This page intentionally left blank.)



                           STATEMENT OF DIFFERENCES

The dagger symbol shall be expressed as......................................'D'
The double dagger symbol shall be expressed as..............................'DD'